         SEMI-ANNUAL REPORT
         June 30, 2002

[PHOTO OF ]
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[GRAPHIC OF SALOMON BROTHERS ASSET MANAGEMENT]

SALOMON BROTHERS   . ASIA GROWTH FUND
----------------
                   . INTERNATIONAL EQUITY
                     FUND

                   . SMALL CAP GROWTH FUND

                   . CAPITAL FUND

                   . ALL CAP VALUE FUND

                   . LARGE CAP GROWTH FUND

                   . LARGE CAP CORE EQUITY FUND

                   . INVESTORS VALUE FUND

                   . BALANCED FUND

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

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     advice and resources to help them reach their financial goals.

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BRIDGING WALL STREET OPPORTUNITIES
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TO YOUR FINANCIAL FUTURE


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-------------------
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--------------------
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-----------------------
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-----------------------
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------------------------

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

[GRAPHIC OF Table of Contents]


A MESSAGE FROM THE CHAIRMAN................................................   2

SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND.........................................................   5

  INTERNATIONAL EQUITY FUND................................................  10

  SMALL CAP GROWTH FUND....................................................  13

  CAPITAL FUND.............................................................  17

  ALL CAP VALUE FUND.......................................................  22

  LARGE CAP GROWTH FUND....................................................  26

  LARGE CAP CORE EQUITY FUND...............................................  30

  INVESTORS VALUE FUND.....................................................  34

  BALANCED FUND............................................................  38

SCHEDULES OF INVESTMENTS...................................................  41

STATEMENTS OF ASSETS AND LIABILITIES.......................................  68

STATEMENTS OF OPERATIONS...................................................  70

STATEMENTS OF CHANGES IN NET ASSETS........................................  72

NOTES TO FINANCIAL STATEMENTS..............................................  76

FINANCIAL HIGHLIGHTS.......................................................  88

DIRECTORS AND OFFICERS OF SALOMON BROTHERS INVESTMENT SERIES............... IBC

[GRAPHIC OF Salomon Brothers Investment Series
A Message From the Chairman]

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund and Balanced Fund ("Fund(s)") for the period ended June 30, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline each Fund's investment strategy. We hope you find this report to be useful and informative.

Below is a chart showing each Fund's Class A share total return for the six months ended June 30, 2002, without sales charges.

THE PERFORMANCE OF THE FUNDS

Class A Shares Total Return/1/ for the Six Months Ended June 30, 2002:

                                               Without Sales
                                                  Charges
                                               -------------
                    Asia Growth Fund                2.44%
                    International Equity Fund     (11.97)
                    Small Cap Growth Fund         (16.18)
                    Capital Fund                  (14.61)
                    All Cap Value Fund               N/A/2/
                    Large Cap Growth Fund         (18.73)
                    Large Cap Core Equity Fund       N/A/3/
                    Investors Value Fund          (12.32)
                    Balanced Fund                  (1.06)

EQUITY MARKET COMMENTARY

In our view, cyclical economic conditions in the U.S. are clearly improving following what turned out to be a relatively mild recession in 2001. The excesses and miscalculations that led to many of the economy's problems over

[PHOTO OF ]
 Heath B. McLendon
 Chairman


2

--------
1 The total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charges for each Fund's Class A shares. Total return figures would have been lower if sales charges had been deducted. The data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.
2 Because the Fund's Class A shares were in existence for less than six months as of June 30, 2002, the Fund does not yet have a sufficient operating history to generate the Class A share performance information that other funds give in this section of the semi-annual shareholder report. Class B shares total return for the six months ended June 30, 2002 was negative 18.04%. Class B shares are subject to a maximum deferred sales charge of 5.00%. Please see the prospectus for more details.
3 As of June 30, 2002, the Fund's Class A shares did not have an operating history to generate the performance information that other funds give in this section of the semi-annual shareholder report. Class O shares total return for the six months ended June 30, 2002 was negative 12.13%. Class O shares are not subject to an initial or contingent deferred sales charge. Class O shares are only available to existing Class O shareholders. Please see the prospectus for more details.

the past two years appear, to a large extent, to have been corrected. Business inventories, which were pared back, are on the rebound and added significantly to gross domestic product ("GDP")/4/ growth in the first quarter of 2002.

Business investment, both in inventories and fixed investment, was the economy's weakest sector over the past two years. We feel a slowing of the inventory correction followed by outright inventory restocking may give the economy a strong boost over the next several quarters, in effect buying time for the remaining excesses in the information technology and communications sectors to be worked off. Strengthening business fixed investment, particularly in non-communications technology industries, is expected to boost the economy in the second half of the year.

The consumer sector income and spending imbalance, which manifested itself in a low savings rate, may prohibit consumer spending from leading the economy despite strong incentive driven auto sales in the last part of 2001. Although consumer income should pick up as the economy begins to recover, spending growth may well lag income growth as consumers rebuild their savings.

We see longer-term corporate trends toward cost reduction, increased efficiencies, and improved productivity remaining in place. In our opinion, productivity has continued to rise because of these restructuring efforts. In an expanding economy, these cost-reducing efforts may allow firms to increase profitability even as pricing power is absent.

Although the second quarter growth pace was less than half of the 5.0% GDP pace seen in the first quarter, we believe the economy remains firmly entrenched in economic recovery. Softer auto sales, following the end of a sustained period of attractive financing incentives, and a rise in consumer savings were, in our view, the major factors leading to slowing consumer spending growth in the second quarter. However, consumer fundamentals appear encouraging going forward.

We believe the inflation outlook remains positive despite a run-up in energy prices. Last year's global recession resulted in lower levels of capacity utilization which may take a long period of above-trend economic growth to reverse. Moreover, we feel competitive pressures will keep pressure on prices.

We believe there is a risk that the monetary and fiscal stimulus -- which was put in place following the September 11th attacks -- and the resulting shock to the economy will have inflationary consequences. We discount that risk, particularly the risk the U.S. Federal Reserve Board will leave highly stimulative monetary policy in place for long enough to ignite inflation pressures in 2002 and beyond.

Looking at the specifics of the stock market decline in the first half of 2002, the telecommunications and technology sectors were again the worst performers over the six-month reporting period. Large caps again lagged the

--------
4 GDP is a market value of goods and services produced by labor and property in a given country.

small caps as the S&P 500 Index/5/ returned negative 13.15% versus a negative 4.70% return for the Russell 2000 Index/6/ over the same time frame. Value stocks fared better than growth stocks as the S&P 500/Barra Value Index ("S&P Barra Value")/7/ declined 9.46% as compared to a 16.92% fall in the S&P 500/Barra Growth Index ("S&P Barra Growth")./8/

MARKET OUTLOOK

At the nine-month mark following what appeared to be a market trough in September 2001, the stock market re-tested those levels on renewed concerns of accounting fraud and terrorist threats. The anticipated economic recovery, while muted in nature, nonetheless appears to be underway. However, the economic news, at least for now, appears to be overwhelmed by investor skepticism about the integrity of corporate America.

When current concerns over accounting irregularities abate, we believe that the overall stimulative environment on both the monetary and fiscal fronts should bode well for stocks over the long run.

On behalf of everyone at Salomon Brothers Asset Management Inc, we would like to thank you for your continued confidence in the Funds. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

July 31, 2002

The information provided in this letter and in the commentaries on pages 5 through 38 represent the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 41 through 66 for a list and percentage breakdown of each Fund's holdings. Also, please note any discussion of the Funds' holdings is of June 30, 2002 and is subject to change.



--------
5 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
6 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
7 The S&P Barra Value is a market-capitalization weighted index of stocks in the S&P 500 Index having lower price-to-book ratios relative to the S&P 500 Index as a whole. Please note that an investor cannot invest directly in an index.
8 The S&P Barra Growth is a market-capitalization weighted index of stocks in the S&P 500 Index having higher price-to-book ratios relative to the S&P 500 Index as a whole. Please note that an investor cannot invest directly in an index.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY
The Asia Growth Fund ("Fund") seeks long-term capital appreciation. The Fund invests primarily in equity and equity-related securities of "Asian companies." Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers "Asian companies" to include companies that are organized under the laws of any country in the Asian region other than Japan, Australia and New Zealand. The Fund also considers companies to be "Asian companies" if Salomon Brothers Asia Pacific Limited, the Fund's subadviser, determines that they: (i) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries; (ii) maintain at least 50% of their assets in one or more of the Asian countries; or (iii) have securities which are traded principally on the stock exchange in an Asian country. The Fund is not limited in the amount of assets it can allocate to one or more Asian countries. Equity and equity related securities include common and preferred stock, bonds convertible into common and preferred stock, equity-linked debt securities, and American, Global or other types of Depositary Receipts.

In selecting portfolio securities, the subadviser seeks to identify specific industries and companies which offer the best relative potential for long-term capital appreciation across Asian markets. Individual country weights compared to the benchmark MSCI All Country Asia Free Ex-Japan Index ("MSCI Asia Ex-Japan")/1/ are managed tactically using fundamental and quantitative analysis. In seeking to identify individual companies within Asian industries, the subadviser tends to focus on companies that have the greatest growth potential and have strong cash flows.

In evaluating specific industries and country weighting, the subadviser considers macroeconomic factors such as government policies, market liquidity, industry competitiveness and business trends in an effort to identify an optimal allocation of assets among sectors and countries. The subadviser then employs a combination of quantitative and traditional fundamental analysis to identify individual companies within these industries which exhibit strong returns on equity, positive cash flows and favorable price-to-earnings ratios.

Please note that the Fund has higher portfolio turnover than many other funds. Higher turnover increases transaction costs and may result in early recognition of taxable gains.

 THE PORTFOLIO MANAGERS
 The Fund's manager is Salomon Brothers Asset Management Inc ("SBAM"). The Fund is subadvised by an investment team based out of the Hong Kong office of Salomon Brothers Asia Pacific Limited, under the supervision of SBAM.

[GRAPHIC] SALOMON BROTHERS ASIA GROWTH FUND



PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned 2.44% for the period ended June 30, 2002. In comparison, the MSCI Asia Ex-Japan returned 4.90% for the same period. Past performance does not guarantee future results.

MARKET REVIEW

Shortly after the start of calendar year 2002, the U.S. Federal Reserve Board ("Fed") ended its program of aggressive monetary easing, one of the dominant themes of 2001. The end of the Fed's aggressive easing policy supported the market's optimism about a possible economic recovery and prompted speculation on the timing of a subsequent federal funds rate ("fed funds rate")/2/ increase. As a result of this speculation, the yield curve/3/ steepened in the first quarter of 2002 and the honeymoon enjoyed by the bond market since the third quarter of 2001 ended. U.S. equity markets rallied strongly in the first quarter, only to give up most of those gains in the second.

Through the first six months of 2002, economic data released in the U.S. showed mixed signs of recovery. A number of indicators such as corporate earnings, consumer confidence, the unemployment rate and Gross Domestic Product ("GDP")/4/ growth gave mixed messages that only added to the volatility of equity markets. A series of well-publicized accounting and corporate governance scandals provoked sharp negative reactions from investors, whose confidence was hard hit. Additionally, a weakening U.S. dollar added to the markets' woes. As a result, the U.S. equity markets and, subsequently, global equity markets, experienced difficult times late in the second quarter, with the MSCI World Free Index/5/ ending the first half of the year down 8.82%. Near the end of the first half, a tumble in global equities and a growing belief that the Fed was likely to postpone a shift to a policy of monetary tightening helped to re-ignite the market's interest in government bonds.

Asian equities, as represented by the MSCI Asia Ex-Japan, outperformed global equities, as represented by the MSCI World Free Index, in the first quarter, largely because of their relatively appealing valuations and the optimism engendered by an anticipated U.S. recovery. The region, however, was not immune from the global trends and performed more in line with other major markets in the second quarter. The gains in the MSCI Asia Ex-Japan, which accumulated in the first quarter, were almost entirely depleted in June.

--------
1 The MSCI Asia Ex-Japan is a broad-based unmanaged index of Asian stocks. It does not include the stocks of companies that are based in Japan. Please note that an investor cannot invest directly in an index.
2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points the direction of U.S. interest rates.
3 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
4 GDP is a market value of goods and services produced by labor and property in a given country.
5 The MSCI World Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.

Based on the MSCI Asia Ex-Japan, local currency returns for the first half of 2002 were: Hong Kong (-4.64%), China (-1.17%), Singapore (-3.13%), Korea
(+14.70%), Taiwan (-10.69%), India (+0.57%), Malaysia (+8.85%), Thailand
(+29.17%), Philippines (-10.61%) and Indonesia (+38.44%).

PORTFOLIO HIGHLIGHTS

Hong Kong substantially underperformed the MSCI Asia Ex-Japan in U.S. dollar terms. Deteriorating economic conditions, indicated by a rising unemployment rate and uncorrected deflation, served as a critical depressant to Hong Kong's equity market. Though it rallied robustly in April, the Hong Kong equity market soon fell harder than its peers when global equities tumbled in June, since no signs of improvement in its fundamentals could yet be spotted. In the second quarter, the Hong Kong property sector ended marginally up as investors took profits following April's rally, while utilities and financials scored gains as investors were attracted to their stable earnings.

In China, the equity market underperformed its peers in the first quarter, but was able to track the MSCI Asia Ex-Japan after May. As a result, the loss during the first half of 2002 overall was narrowed to negative 1.17%.

Singapore performed essentially in-line with the MSCI Asia Ex-Japan. The financial services and telecom sectors were stable. The property sector was hit in the second quarter, given the uncertain outlook for the real estate market and Standard & Poor's downgrade of Singapore's real estate market. Additionally, the slower-than-expected recovery in global electronics demand and profit warnings from key U.S. tech players dimmed the allure of Singapore tech stocks.

Korea outperformed the MSCI Asia Ex-Japan for most of the first half, as strong consumer confidence sustained robust domestic demand. The positive impacts from Korea's co-hosting of the World Cup soccer tournament, which especially boosted airline stocks, also served as another stimulus. The Korean market softened somewhat in May as a result of profit taking. The accumulated gain was further reduced in June, as the U.S. accounting scandals and a stronger won combined to dim prospects somewhat. Additionally, market turnover slipped as the World Cup attracted attention away from stocks during June.

Taiwan performed in-line with the MSCI Asia Ex-Japan until May as the prospects for a recovery in the information technology sector dimmed. Weak corporate earnings results from the U.S. tech sector cast a pall over the outlook for Taiwan's semiconductor sector and pulled the market further down in June.

The Indian market was clouded by social and political disturbances, renewed military tensions with Pakistan, and incidents of violence in Gujarat state. All continued to keep the market undertone weak. As a result, a downtrend persisted from February through the end of the first half of the year.

Malaysia outstripped other markets after April. Though falling harder than its peers in June as a result of global equity weakness and the surprise resignation of Prime Minister Mahathir Mohammad, the market was still able to secure a 4% outperformance over the MSCI Asia Ex-Japan in the first half.

In Thailand, the market significantly outpaced the MSCI Asia Ex-Japan for the first half. Most of the gains were accumulated in the first five months, especially in May, as a result of earnings upgrades that fuelled a rally in property and finance issues. Approaching the end of the first half, the fall in global equities and investors' profit-taking following May's rally eroded much of the accumulated gains.

The Philippines performed well in the first quarter but then faltered in the second. The continued selling of large-cap stocks pushed the market down. The weakness of the property sector also exacerbated the market's fall in June.

Finally, Indonesia was the best performing market in Asia in the first half of the year. Strong demand drove agricultural and consumer goods stocks upwards in the first quarter. The Indonesian rally was further fuelled by the optimism over Paris club debt negotiations, which boosted investor sentiments in April. Similar to Thailand's performance, Indonesia gave back some of the accumulated gains in the second quarter as a result of global equity weakness and profit-taking in June.

The Fund was overweight in Malaysia and underweight in Singapore when compared to the MSCI Asia Ex-Japan. The Fund was also underweight/neutral regarding Taiwan in the first half, as the tech rally soon ran out of steam and the Fund's technology exposure was brought to an underweight position in the second quarter. We also reduced the Fund's overweight in Korea in the second quarter, as the strong rally enjoyed by the market through the end of the period had significantly reduced the market's discount to our dividend discount fair value. Malaysia significantly outpaced both Singapore and Taiwan in the first half.

The country allocation of the Fund's portfolio was also adjusted in May to correspond to adjustments made in the MSCI Asia Ex-Japan. India's country weighting in the MSCI Asia Ex-Japan was markedly reduced by this adjustment. Accordingly, the Fund trimmed exposure to India but maintained an overweight stance.

The Fund benefited substantially during the period from its holdings in IOI Corp. Berhad and Gamuda Berhad in Malaysia, Beijing Datang Power Generation Co. Ltd. in China and Esprit Holdings Ltd. in Hong Kong, LG Chemical Co. in Korea and Bajaj Auto Ltd. and Tata Engineering & Locomotive in India.

Detractors to Fund performance during the period included the Fund's overweight positions in Taiwan in Compeq Manufacturing Co., Ltd. and China Airlines, in Singapore in Venture Manufacturing (Singapore) Ltd., and in Hong Kong in Aluminum Corp. of China Ltd. (Chalco) and I Cable Communications.

MARKET OUTLOOK

We believe attractive opportunities have emerged in Asian markets as valuations have reached very attractive levels. An upturn in earnings revisions however is not apparent, and as a result, we believe markets are likely to be less volatile in the short term until further signs of an economic recovery appear. We believe that the current market consolidation is providing opportunities to position the portfolio to benefit from a possible upturn later on this year, and in our opinion, into 2003.

Given that any U.S. or global economic recovery would likely be mild, positive relative return going forward is expected to come largely from bottom-up stock selection. In particular, companies with strong execution capabilities shown through resilient margins and rising market shares, trading on undemanding valuations are attractive targets.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2002

      [CHART]

Common Stock   100%

 Breakdown By Country#

 South Korea  30.0%
-------------------
 Hong Kong    21.1%
-------------------
 Taiwan       15.6%
-------------------
 Malaysia      9.9%
-------------------
 Singapore     8.6%
-------------------
 China         6.1%
-------------------
 India         6.0%
-------------------
 Thailand      2.0%
-------------------
 Indonesia     0.7%
-------------------

Portfolio holdings may vary.
 ASIA GROWTH FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)

       Class A Shares           Without Sales Charges With Sales Charges*
       ------------------------------------------------------------------
       Since Inception (5/6/96)       (3.53)%               (4.46)%
       5 year                         (8.44)%               (9.53)%
       3 year                         (6.84)%               (8.67)%
       1 year                         (5.13)%              (10.56)%
       ------------------------------------------------------------------

       Class B Shares
       ------------------------------------------------------------------
       Since Inception (5/6/96)       (4.22)%               (4.22)%
       5 year                         (9.10)%               (9.46)%
       3 year                         (7.48)%               (8.40)%
       1 year                         (5.83)%               (10.48)%
       ------------------------------------------------------------------

       Class 2 Shares
       ------------------------------------------------------------------
       Since Inception (5/6/96)       (4.20)%               (4.36)%
       5 year                         (9.08)%               (9.27)%
       3 year                         (7.48)%               (7.77)%
       1 year                         (5.83)%               (7.70)%
       ------------------------------------------------------------------

       Class O Shares
       ------------------------------------------------------------------
       Since Inception (5/6/96)        (3.25)%              (3.25)%
       5 year                          (8.17)%              (8.17)%
       3 year                          (6.52)%              (6.52)%
       1 year                          (4.82)%              (4.82)%
       ------------------------------------------------------------------
                        See page 40 for all footnotes.

[GRAPHIC]




INVESTMENT OBJECTIVE AND STRATEGY
The International Equity Fund ("Fund") seeks long-term capital growth. The Fund invests primarily in equity and equity-related securities of non-U.S. issuers, including issuers in developing countries. The Fund may also invest up to 15% of its assets in the securities of issuers located in the U.S.

The Fund's subadviser follows a disciplined investment process that emphasizes individual security selection. The Fund's investment focus is on companies that participate in growth industries and that are deemed to be able to deliver sustainable, above average growth in earnings per share over a two to three year horizon. Final security selection is a function of detailed industry and company-specific analysis and ongoing interviews with the company's senior management. Our primary focus is on sustainable growth/1/ companies that show strong earnings growth visibility. A strict valuation discipline is employed to avoid overpaying for earnings growth.


 THE PORTFOLIO MANAGER

 The Fund is managed by Salomon Brothers Asset Management Inc ("SBAM"), and subadvised by Citi Fund Management Inc. under SBAM's supervision.


[LOGO] Salomon Brothers International Equity Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 11.97%, for the period ended June 30, 2002. In comparison, the MSCI Europe, Australasia, and Far East Index ("MSCI EAFE Index")/2/ and the MSCI EAFE Growth Index returned negative 1.62% and negative 2.11%, respectively, for the same period. Past performance does not guarantee future results.

MARKET AND FUND REVIEW

A cursory look at the markets' performance during the first half of 2002 shows nothing out of the ordinary, as compared to the last several years. The MSCI Europe Index dropped by 4.60% while the MSCI Japan Index managed a gain of 8.16% during the period.

A closer look at the numbers, however, reveals a much different story. The major indices have exhibited a non-stop pattern of extreme volatility during the entire first half of the year. Peak-to-trough corrections and rebounds in many of these markets were in excess of 20%. The underlying reasons for this frenetic market activity were numerous and varied, but in the second quarter the primary driver was rapidly shifting investor confidence levels.

The geopolitical concerns of early in the year (India/Pakistan, Israel/Palestine, Iraq, Iran, global terrorism) were replaced by new concerns of widespread corporate corruption. Daily revelations of earnings shortfalls, accounting irregularities and even outright fraud kept investors on edge. The list of alleged offenders is long and (formerly) lustrous including a number of former industry giants. One by-product of these, mostly U.S. based, revelations was a flight from the U.S. dollar. Formerly thought of as the 'safe haven' currency, the U.S. dollar suddenly lost its allure and dropped 12% relative to the euro and 10% with respect to the Japanese yen during the period.

Despite mounting evidence that global economic growth was solid, inflation was well in hand and corporate earnings, while not galloping forward, had at least stabilized, investment markets de-coupled from the real economy as investors chose to reflect their dissatisfaction with the general collapse of corporate credibility.

Within this highly volatile environment there were several distinct trends. Growth stocks continued to underperform value sectors and large capitalization stocks underperformed smaller cap issues. This was fairly consistent

--------
1 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
2 The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The MSCI Value and Growth Indices/SM/ cover the full range of developed, emerging and All Country MSCI Equity Indices, including Free indices where applicable.The indices use Price/Book Value ("P/BV") ratios to divide the standard MSCI country indices into two sub-indices: Value and Growth. All securities are classified as either "value" securities (low P/BV securities) or "growth" securities (high P/BV securities), relative to each MSCI country index. In this manner, the definition of value and growth is relative to each individual market as represented by the MSCI Index. Country Value/Growth indices are aggregated into regional Value/Growth indices. Please note that an investor cannot invest directly in an index.

across all regions. The Fund invests primarily in larger cap/growth companies, and was thus negatively impacted by these trends.

The Fund's geographical allocation is purely a by-product of stock selection. Hence, at the end of June, our weighting to Asia was 21.5% in comparison to 27.9% for the MSCI EAFE Growth Index. Europe accounted for 66.8% of the total portfolio in comparison to 72.1% for the MSCI EAFE Index. The Fund also had an 11.7% holding in Brazil and Canada. By sector, we remain underweight in financials 8.7% compared to 15.8% for the MSCI EAFE Index, slightly under market weight in consumer goods and services (38.4% versus 44.1% for the MSCI EAFE Index). The Fund's portfolio was overweight in telecommunications, electronics, electrical equipment and information technology and services, with 23.6% of the Fund's holdings in these sectors, compared to only 13.2% for the MSCI EAFE Index for the same sectors.

For the period, the technology, media and telecommunications sectors were the worst performing components of the MSCI EAFE Growth Index, with basic industries, transports and utilities among the best performers. Under normal market circumstances, we do not invest in basic industries, energy, transport and utilities as they are regarded as cyclical industries.

MARKET AND FUND OUTLOOK

The Fund is a very focused growth investment vehicle. Typically, the Fund holds shares of only 20-25 companies and is typically fully invested. We invest only in the very few companies that meet all of our strict investment criteria. We have found that this highly selective, concentrated investment approach works well over our typical 30-month holding period. However, at times, the concentrated nature of the Fund's portfolio can cause underperformance during extremely volatile markets. Current market conditions are primarily being driven by sentiment and liquidity rather than economic or corporate fundamentals. We have reviewed the Fund's holdings and are comfortable with our expectations of 18% earnings growth for our companies over the next twelve months. This is much higher than the expected market growth of 11%. Given this higher growth rate and the Fund's below-market-average price-to-earnings ratio, we would expect better performance when the markets once again begin to focus on fundamentals.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2002

       [CHART]

 Common Stock   100%

 Breakdown By Country#

                              United Kingdom 40.3%
                              --------------------
                              Japan          16.3%
                              --------------------
                              Canada          7.7%
                              --------------------
                              Israel          5.8%
                              --------------------
                              Hong Kong       5.1%
                              --------------------
                              Ireland         4.9%
                              --------------------
                              Italy           4.7%
                              --------------------
                              Mexico          3.9%
                              --------------------
                              France          3.8%
                              --------------------
                              Netherlands     3.6%
                              --------------------
                              Finland         2.3%
                              --------------------
                              Spain           1.6%
                              --------------------

Portfolio holdings may vary.

 INTERNATIONAL EQUITY FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (14.25)%             (16.13)%
      1 year                           (23.38)%             (27.81)%
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (14.98)%             (15.94)%
      1 year                           (24.15)%             (27.94)%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (14.98)%             (15.30)%
      1 year                           (24.06)%             (25.61)%
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (14.79)%             (14.79)%
      1 year                           (24.91)%             (24.91)%
      --------------------------------------------------------------------
                        See page 40 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY
The Small Cap Growth Fund ("Fund") seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations/1/ similar to that of companies included in the Russell 2000 Growth Index./2/

We employ "bottom-up"/3/ fundamental research to identify what we believe are high quality, small cap growth companies. The Fund targets overall earnings growth at least equal to that of the Index. We allow for flexibility, in that we do not think it is necessary to impose rigid boundaries in terms of sector weightings versus the Russell 2000 Growth Index.

As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy a company's stock at a price-to-earnings ("P/E")/4/ ratio at or below its earnings growth rate. We will sell on any material deterioration in fundamentals, or in those cases where stock appreciation causes an extreme overvaluation.

 THE PORTFOLIO MANAGERS

 Team managed by the investment manager for the Fund, Salomon Brothers Asset Management Inc. Each member of the team is a sector manager responsible for stock selection in one or more industries.


[LOGO] Salomon Brothers Small Cap Growth Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 16.18%, for the period ended June 30, 2002. In comparison, the Russell 2000 Growth Index generated a return of negative 17.35% for the same period. Past performance does not guarantee future results.

MARKET OVERVIEW

While small cap stocks outperformed large cap stocks during the period (e.g. the Russell 2000 Index/5/ returned negative 4.70% versus a return of negative 13.15% for the S&P 500 Index/6/), the Fund's universe of small cap growth stocks sharply underperformed small cap core and value stocks.

Investor sentiment worsened during the first half of the year, particularly in the second quarter, as new questions about corporate governance and accounting issues arose. Allegations of corporate fraud and insider trading also shook investor confidence. Technology and telecom stocks weighed on the market as continued concerns about competitive pressures and corporate earnings affected these two sectors across the capitalization spectrum. The Russell 2000 Growth Index retreated to levels close to its September 2001 lows, while the Russell 2000 Value Index/7/ went on to reach new highs in early May. We would not expect such a sharp divergence between the two indices to continue.

Within the benchmark Russell 2000 Growth Index, financials, utilities, basic industry, and real estate posted the strongest gains over the period.
The Russell 2000 Growth Index performance, however, was highly influenced by healthcare and technology, which together make up almost 50% of the Russell 2000 Growth Index. As a component of the Russell 2000 Growth Index, small cap healthcare stocks lost almost 29% while small cap technology stocks lost 37%. Small cap communications stocks, while not making up a large portion of the Russell 2000 Growth Index, also lost 37% during the period.

--------
1 The Fund invests in stocks of companies with small market capitalizations, which may be more volatile than large capitalization stocks.
2 The Russell 2000 Growth Index measures the performance of those Russell 2000
  Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). Please note that an investor cannot invest directly in an index.
3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
4 P/E ratio is the price of a stock divided by its earnings per share.
5 The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
6 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
7 The Russell 2000 Value Index measures the performance of those Russell 2000
  Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.

[GRAPHIC]

PORTFOLIO HIGHLIGHTS

The Fund's performance versus the Russell 2000 Growth Index was driven mostly by sector allocation. Our underweight positions in healthcare and technology helped performance, as well as our overweight positions in basic industry, financials and real estate. Performance was hurt by underweight positions in consumer cyclicals, transportation and energy. The Fund's performance benefited from stock selection in consumer cyclicals, capital goods and technology. Performance was hurt, however, by security selection in the communications sector.

Key individual contributors to the Fund's performance during the period included holdings in basic industry companies AK Steel Holding Corp. and PolyOne Corp. as well as Province Healthcare Co. Also helping performance were technology issue Entegris Inc. and communications company Sinclair Broadcasting Group, Inc.

Detractors to Fund performance for the period included holdings in healthcare issues Medarex, Inc. and QLT Inc. as well as technology issues 3Com Corp. and Aeroflex Inc. The Fund's holdings in Dobson Communications Corp. also hurt performance.

MARKET OUTLOOK

We believe that the U.S. equity market is clearly struggling right now, as investor sentiment remains quite pessimistic. Certainly, a fair amount of this pessimism is warranted given some of the fraudulent corporate activities that have been reported, but these concerns appear to be priced into the market. We believe that a number of the corporate governance and accounting issues currently confronting investors will dissipate over time. The good news, in our opinion, is that corporate boards of directors and accountants are becoming more vigilant about the companies that they oversee.

Despite the poor investor sentiment, we are optimistic on the U.S. equity market. We believe that steady economic growth, low inflation and an improvement in corporate profits should lead to higher equity market levels over time. In the second half of 2002, we expect that making corporate profit comparisons will become much easier. In addition, many companies have cut costs significantly, which we believe should result in substantial operating leverage as revenue growth returns. In the near-term, however, we believe that equity market volatility will likely persist.

As a result of the continued decline in stock prices, we are starting to see some additional opportunities in several sectors. In technology, we have moved closer to a benchmark weighting versus our underweight position in recent months. Within technology, we are focusing on companies that are not burning a significant amount of cash and that have what we believe to be a strong balance sheet. Recent additions to the Fund's portfolio have primarily been in the telecom equipment sector. In healthcare, we continue to favor biotech companies in late-stage product development. The biotech industry offers a source of new products for the pharmaceutical industry, and valuations have become much more attractive. As a result, we have moved to an overweight position in healthcare. We remain overweight in financials and have taken advantage of recent price weakness in the group to add to existing positions. Our focus remains on what we believe to be high-quality banks, as well as reinsurance and insurance brokerage stocks, that should benefit from an improving pricing cycle.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2002

           [CHART]


Common Stock             84%
Short-Term Investments   14%
Russell 2000 Futures**    2%

 Top Holdings

 OM Group, Inc.
----------------------------------
 Ligand Pharmaceuticals Inc.,
 Class B Shares
----------------------------------
 QLT Inc.
----------------------------------
 Medarex, Inc.
----------------------------------
 Inhale Therapeutic Systems, Inc.
----------------------------------
 PartnerRe Ltd.
----------------------------------
 Commerce Bancorp, Inc.
----------------------------------
 3Com Corp.
----------------------------------
 SEACOR SMIT Inc.
----------------------------------
 PolyOne Corp.
----------------------------------
Portfolio holdings may vary.

 SMALL CAP GROWTH FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)



       Class A Shares           Without Sales Charges With Sales Charges*
       ------------------------------------------------------------------
       Since Inception (7/1/98)        13.01%               11.35%
       3 year                           6.54%                4.47%
       1 year                         (20.03)%             (24.63)%
       ------------------------------------------------------------------

       Class B Shares
       ------------------------------------------------------------------
       Since Inception (7/1/98)        12.08%               11.55%
       3 year                           5.67%                4.95%
       1 year                         (20.74)%             (24.70)%
       ------------------------------------------------------------------

       Class 2 Shares
       ------------------------------------------------------------------
       Since Inception (7/1/98)        12.19%               11.91%
       3 year                           5.75%                5.39%
       1 year                         (20.55)%             (22.15)%
       ------------------------------------------------------------------

       Class O Shares
       ------------------------------------------------------------------
       Since Inception (7/1/98)        13.26%               13.26%
       3 year                           6.78%                6.78%
       1 year                         (19.86)%             (19.86)%
       ------------------------------------------------------------------
                        See page 40 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks capital appreciation through investment in securities which the manager believes have above-average capital appreciation potential. The Fund invests primarily in stocks of U.S. companies. These companies may range in size from small cap to mega cap, but typically range in size from medium sized companies to established large cap companies. Please note that such investments may also involve above-average risk.


S A L O M O N   B R O T H E R S

Capital Fund


PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 14.61% for the period ended June 30, 2002. In comparison, the Russell 3000 Index/1/ and the S&P 500 Index/2/ returned negative 12.24% and negative 13.15%, respectively, for the same period. Past performance does not guarantee future results.

INVESTMENT STRATEGY

The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in companies of various sizes. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks./3/ In fact, one of our primary goals is to find out-of-favor value stocks that we think may blossom into growth stocks. These may include some of our best performers because we buy them when we believe they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

During 2002 this flexibility had led us to increase our holdings of out of favor growth stocks, trading at value prices. During the past 18 months we have been slowly increasing the market capitalization of the Fund as we have found increased opportunities in larger stocks and the lack of liquidity of the lowest end of the small cap spectrum has made getting trading executions in these stocks difficult. As of the most recent prospectus and annual report the Fund notified investors that it evaluates companies of all sizes but emphasizes those with market caps or floats above $1 billion.

--------
1 Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
2 S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.


 THE PORTFOLIO MANAGERS



 [PHOTO]    Ross S. Margolies,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 20 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.



 [PHOTO]    Robert M. Donahue, Jr.,
            Managing Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc,
 has 8 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.

Because the Fund owns some stocks from most categories, it has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that this is a key advantage to our investment strategy.

Another aspect of our core investment style is a "bottom-up"/4/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also make a judgment about whether management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales? -- a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest. We have invested this way, and have described it this way in our shareholder letters, for years -- like traditional clothes hanging in a closet these "investment values" have come back in style again and are fashionable. At some point these values will once again not be the flavor of the moment, however, they are ours and we will continue to use them.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets the Fund's investment objective. We use tools such as diversification and position weighting to determine how much of each security to own in the portfolio. For instance, in the Fund, our most favored stocks generally get high weightings. This strategy, known as high position concentration, can generate above-market return potential if executed properly./5/ At the same time, we always factor in excess risk. A stock that we believe is a good idea, but that has a very high-risk profile, tends to get a lower weighting in normal times, such as 1%-2% of the portfolio, in order to diversify risk and dampen portfolio volatility. We have recently increased some of these positions to the 3% range due to the attractiveness of the investment opportunities in these stocks. This may lead to higher near term volatility in the Fund in our pursuit of higher and more attractive returns based on today's depressed valuations. And while no guarantees can be made, this way we look to take on individual risks on behalf of our shareholders while seeking to avoid a portfolio that is more volatile than the overall market.

MARKET OVERVIEW AND OUTLOOK

From a top down point of view it seems that the U.S. economy has pulled out of a shallow recession due to the dual stimulative impacts of very low interest rates and previously enacted tax cuts. The consumer seems to be in relatively good shape although there are some signs of stress for the most financially leveraged. However, the corporate environment is dismal and suffering from a crisis of confidence. In our opinion, absent an economic depression (a

--------
4 Bottom-up investing is an asset management style that focuses on the analysis of individual stocks instead of basing decisions on economic or market trends. 5 Of course, investors can also lose money in the Fund if our judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

scenario with a low probability) these crises of confidence will pass and leave our economic and market systems in better structural shape than they were before the crises. We believe that price-to-earnings multiples ("P/E")/6/ should recover from their lows once confidence is restored in the market. We do not, however, expect anything close to a full rebound to the "bubble economy" levels of recent years. More than a multiple expansion, we expect a redistribution of valuation towards those growth-oriented securities that represent solvent survivors with depressed near term outlooks but attractive long-term prospects.

After spending the first quarter of this year trading in a limited range, the market experienced a sharp and steady decline during the second quarter producing a total decline of negative 13.15% (as measured by the S&P 500 Index) for the first half. While the Fund's performance showed the same quarterly pattern, looking a little deeper shows some significant differences. Through the end of May the Fund had only declined moderately, significantly outperforming the broader market's decline. However, in June the Fund dropped significantly, underperforming the broad market. In the 7 1/2 years that we have managed the Fund we have occasionally experienced this type of divergence on both the positive and negative side. While we cannot guarantee that it will not continue, in our experience these dramatic divergences rarely last more than a few months and are a normal outgrowth of our somewhat contrarian all-cap investing style.

At the beginning of the year, cash in the Fund was at 13.5%, well above our normal self-imposed 10% maximum target. We indicated that we expected to put that money to work during the year but would not force the issue. At the time, attractive opportunities from a risk/reward point of view were difficult to find. During the first half of the year, cash as a percentage of the Fund's holdings peaked at over 16% and as recently as the end of May it was still at 10.5%. The silver lining of the recent market declines has been that we have found a lot of opportunities that we consider having attractive risk/reward profiles. Cash at the end of June had declined to 3.5%, as we have significantly stepped up purchases as stocks declined. These purchases have been skewed towards more aggressive stocks as we have found that the growth sectors of the market are now more attractive than the value sectors. Importantly, we are not using a top down allocation process to make this move but rather it is a reflection of the sum of our individual security selections.

The shift in investment posture of the Fund can best be illustrated by the following table that shows the sector weightings (based on our internal sector classifications) and cash balances of the Fund as of June 30, 2001, December 31, 2001 and June 30, 2002. The second table shows those same weightings for the benchmark Russell 3000 Index.

--------
6 P/E ratio is the price of a stock divided by its earnings per share.

         Sector Weightings: Capital Fund
                                               6/30/02 12/31/01 6/30/01
                                               ------- -------- -------
         Basic Materials                         5.9%     5.9%    6.5%
         Capital Goods                           0.0%     1.5%    0.0%
         Communication Services                 12.7%    10.6%   14.0%
         Consumer Cyclicals                     10.3%     7.2%    8.8%
         Consumer Staples                       11.3%    16.7%   18.0%
         Energy                                  2.7%     3.3%    4.9%
         Financials                             19.3%    15.6%   10.1%
         Healthcare                             15.7%    14.6%   14.2%
         REITs                                   0.0%     0.0%    2.5%
         Technology                             18.5%    10.7%   10.3%
         Transportation                          0.0%     0.0%    0.0%
         Utilities                               0.0%     0.0%    0.0%
         Cash & Other                            3.6%    13.9%   10.7%

         Sector Weightings: Russell 3000 Index
                                               6/30/02 12/31/01 6/30/01
                                               ------- -------- -------
         Basic Materials                         3.3%     3.0%    2.8%
         Capital Goods                           8.2%     7.6%    7.9%
         Communication Services                  3.7%     9.5%    7.9%
         Consumer Cyclicals                     10.8%    10.4%    9.4%
         Consumer Staples                       13.3%     7.3%    7.7%
         Energy                                  5.9%     5.2%    5.4%
         Financials                             20.0%    17.9%   17.9%
         Healthcare                             13.4%    15.3%   14.1%
         REITs                                   1.4%     1.2%    1.2%
         Technology                             15.2%    18.2%   21.0%
         Transportation                          1.4%     1.0%    1.0%
         Utilities                               3.4%     3.3%    3.7%
         Cash & Other                            0.0%     0.0%    0.0%

As you can see, for the first time since we began managing the Fund we have a dramatic shift in weightings towards the traditional growth sectors of technology and healthcare, both in absolute terms and relative to the broad market.

A smaller change in the Fund is reflected in our opportunistic increase in weightings of distressed debt and convertible securities. We believe that these purchases, which move us higher into a company's capital structure, offer attractive risk/reward trade-offs and an opportunity for the Fund to benefit if there is a trend in the market to replace debt with equity. If the market de-leverages going forward, these bond positions on average should benefit while equities on average will suffer dilution.

You should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. It is our approach to invest in those companies that have these characteristics and our belief that if we are successful at finding these companies, the Fund can generate consistent returns regardless of the investment flavor of the moment. Of course, no assurances can be given that this will in fact occur.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2002

--------------------------------------------------------------------------------
                   [CHART]


 Common Stock                         86%
 Convertible Securities                5%
 Corporate Bonds                       4%
 Short-Term Investments                5%



 Top Stock Holdings

 Costco Wholesale Corp.
------------------------------------
 Verizon Communications Inc.
------------------------------------
 American International Group, Inc.
------------------------------------
 Safeway Inc.
------------------------------------
 Comverse Technology, Inc.
------------------------------------
 Sun Microsystems, Inc.
------------------------------------
 Merrill Lynch & Co., Inc.
------------------------------------
 FleetBoston Financial Corp.
------------------------------------
 XL Capital Ltd.
------------------------------------
 Ligand Pharmaceuticals Inc.,
 Class B Shares
------------------------------------
Portfolio holdings may vary.

 CAPITAL FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (11/1/96)        14.38%               13.19%
      5 year                           11.69%               10.37%
      3 year                            3.76%                1.73%
      1 year                          (17.36)%             (22.11)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (11/1/96)        13.53%               13.44%
      5 year                           10.83%               10.58%
      3 year                            2.97%                2.20%
      1 year                          (17.97)%             (22.06)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (11/1/96)        13.53%               13.33%
      5 year                           10.81%               10.60%
      3 year                            3.00%                2.66%
      1 year                          (17.94)%             (19.58)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      10 year                          14.79%               14.79%
      5 year                           11.99%               11.99%
      3 year                            4.10%                4.10%
      1 year                          (17.01)%             (17.01)%
      -------------------------------------------------------------------

      Class Y Shares
      -------------------------------------------------------------------
      Since Inception (1/31/01)       (13.63)%             (13.63)%
      1 year                          (16.99)%             (16.99)%
      -------------------------------------------------------------------
                        See page 40 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the All Cap Value Fund ("Fund") is to seek long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy that the manager believes are undervalued relative to other sectors. When evaluating an individual stock, the manager looks for: Low market valuations measured by the manager's valuation models; positive changes in earnings prospects because of factors such as: new, improved or unique products and services; new or rapidly expanding markets for the company's products; new management; changes in the economic, financial, regulatory or political environment particularly affecting the company; effective research, product development and marketing, and; a business strategy not yet recognized by the marketplace.

 THE PORTFOLIO MANAGERS

 The Fund is managed by an experienced team of managers.

  [GRAPHIC]
  Salomon Brothers
  All Cap Value Fund

PERFORMANCE UPDATE

During the period, the Fund's Class B shares, without sales charges, returned negative 18.04%./1/ In comparison, the Fund's benchmark, the Russell 3000 Index/2/ generated a return of negative 12.24% for the same period. Past performance does not guarantee future results.

MARKET REVIEW AND PORTFOLIO UPDATE

During the six-month period, the markets have been contending with the corporate governance issue, which includes concerns over accounting, options treatment, and executive compensation. With the recent high-profile corporate bankruptcies, we have come full circle from several years ago. Investors, who "trusted" companies during the latter stages of the bull market, no longer do so. On the positive side, we believe that we have mitigated market risks by maintaining a defensive position with cash balances. We have begun to deploy these into the market believing most risks are factored into stock prices.

Since early 2000, the consumer has held up well in a recessionary environment, a distinct departure from previous economic cycles. This is explained by the fact that interest rates have declined in the last few years prompting unprecedented increases in mortgage refinancings and home equity loans. Unlike the stock market, housing prices have been strong. In this environment, until very recently, consumer stocks have outperformed. We are at the point where we believe the corporate sector, including capital goods, will need to recover. Without job growth we doubt that mortgage re-financings can save the day forever.

Because of this belief we have been moving back into technology stocks. This has been through an all-cap approach. We concentrate on mid cap technology stocks, for it has been our experience that these companies offer better risk-reward characteristics than many better known but pricier larger companies. Our technology weighting in the portfolio is now about 1.1 times that for the market as a whole. Although this may have contributed to the drag on recent performance, we believe this may enhance future returns. Of course, there is no guarantee that this will, in fact, occur.

--------
1 Class B shares information is being given, because the Fund's Class A shares have been in existence for less that six months as of June 30, 2002. Class B shares are subject to an annual 12b-1 service and distribution fee of 1.00%. Class B share performance does not reflect the maximum contingent deferred sale charge of 5.00%.
2 Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.

[GRAPHIC]

Technology stocks are to be "rented" rather than bought with an idea of keeping them for one's grandchildren. The chart below shows our view of technology. Obviously, there is a growth in the cumulative knowledge in the area of technology -- for example we know more about making integrated circuits today than 10 years ago. The straight line in the chart below reflects this fact.

                                    [CHART]

                              Technology Trends*

Source: Davis Skaggs Research

*This trend is a hypothetical for illustrative purposes only and is not a guarantee of past or future performance. The chart does not represent the performance of any investment vehicle. It does not take into account the year-to-year volatility that is commonly seen in the equity markets.



Noted twentieth-century economist Joseph A. Schumpeter characterized capitalism as embodying the process he called creative destruction whereby new ideas and products win out over older, less innovative ones. In the food or steel industries, this process takes a much longer time than in technology. In the latter, new products arrive with dizzying speed and it is very difficult for successful companies to maintain their edge over a long period of time.

We believe there is a 3-5 year cycle for technology stocks. The period from 1996 through 1997 was, in our opinion, a good time to purchase stocks of mid cap technology companies, since at the time, we believe they were priced in the market close to the trough in the curve illustrated above. In March of 2000, these mid cap technology stocks experienced a period of greater volatility, as valuations became unrealistic and risks associated with these issues became, in our opinion, unacceptably high.

We now believe we are nearing a period more like 1996-1997. Technology stock prices have fallen sharply and investors have become disillusioned with them. This sector once again may be fertile ground for investment.

RECENT FUND ACTIVITY

We recently bought Pfizer Inc. after the reporting period based on what we deem to be its industry leading position and the fact that its shares and those of most pharmaceutical companies have declined substantially this year. Pfizer Inc. sold as high as $44 per share this year and a recent purchase was at about $27 per share. We believe that the drug companies are among the most interesting sectors at this time. This purchase also is consistent with our belief that many large stocks and so-called growth stocks have now entered a "value range."

GlobalSantaFe Corp. has also recently been added to the portfolio. In our opinion this company is a leading offshore driller which has a very strong balance sheet. The stock is down from a high of $37 per share and we purchased it at about $21 per share. The Gulf of Mexico contributes 20-25% of U.S. natural gas, and depletion rates have increased to 5-6% from 3-4% in recent years. In other words, we believe that the U.S. will need to drill more just to stay even in terms of natural gas reserves. Natural gas, in our opinion, is a preferred fuel and we feel its price has the potential to increase in future years. If this happens, we feel this should bode well for a driller such as GlobalSantaFe Corp.

MARKET OUTLOOK

In late July, a number of technical indicators reached levels consistent with a major market bottom similar to those in 1974, 1982, 1987, 1990 and September 2001. Market Vane's Bullish Consensus(R)/3/ reached a 20-year low (bullish) and VIX/4/ went above 55. Readings of this magnitude in the past have coincided with significant bottoms.

In our opinion, it is clear that corporate governance issues will continue to be in the news. The Middle East and terrorism are risks that may be with us for a while. However, we believe that many of the negatives in the market are already priced into stocks. In addition, we note with interest the increase in short selling activity recently. The counterpart to investors willing to pay any price for Internet stocks 2 1/2 years ago may be the emboldened short seller of relatively illiquid stocks in recent months. Bear markets breed their own excesses. We suspect that an improving market may cause many short sellers to cover (buy) their positions adding to the potential demand for stocks.

We believe the corporate sector will do better than the consumer sector in the period ahead. If this assumption holds true and, indeed, an outcome of this corporate rebound is technological advancement, then we feel that we are positioned well not only for the better market we see ahead but also for the segments within the market likely to outperform.

--------
3 A research product of Market Vane Corporation, the Bullish Consensus is the degree of bullish sentiment for a particular market. The Bullish Consensus is sometimes referred to as market sentiment.
4 A volatility index on the Chicago Board Options Exchange known by its ticker symbol "VIX". It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. Please note that an investor cannot invest directly in an index.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2002

               [CHART]


Common Stock                     91%
Short-Term Investments            9%



 Top Stock Holdings

 Alcoa Inc.
-------------------------------------
 Ambac Financial Group, Inc.
-------------------------------------
 McDonald's Corp.
-------------------------------------
 Countrywide Credit Industries, Inc.
-------------------------------------
 American Express Co.
-------------------------------------
 The Walt Disney Co.
-------------------------------------
 Allstate Corp.
-------------------------------------
 Engelhard Corp.
-------------------------------------
 Carnival Corp.
-------------------------------------
 Waste Management, Inc.
-------------------------------------
Portfolio holdings may vary.

 All CAP VALUE FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (1/25/02)       (15.74)%++           (20.58)%++
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (11/8/01)       (13.46)%++           (17.79)%++
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (1/17/02)       (15.27)%++           (16.93)%++
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (10/15/01)      (10.18)%++           (10.18)%++
      --------------------------------------------------------------------
                        See page 40 for all footnotes.

[GRAPHIC]


INVESTMENT OBJECTIVE AND STRATEGY
The Large Cap Growth Fund ("Fund") seeks long-term growth of capital. The Fund invests primarily in equity securities of U.S. large cap issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the U.S. equity market. The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks./1/ The Fund may also invest up to 15% of its assets in securities of foreign issuers. Our investment process seeks to identify quality growth/2/ companies. The criteria we use for evaluating historical performance and ascertaining future prospects are: earnings per share growth, consistency in earnings per share growth, sales growth, return on shareholder equity and strength of balance sheet.

 THE PORTFOLIO MANAGER

 The Fund is managed by Salomon Brothers Asset Management Inc ("SBAM"), and subadvised by Citi Fund Management Inc. under SBAM's supervision.

[GRAPHIC]

Salomon Brothers
Large Cap Growth Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 18.73%, for the period ended June 30, 2002. In comparison, the S&P 500 Index/3/ returned negative 13.15% for the same period. Past performance does not guarantee future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The first half of 2002 has been a particularly difficult period for the U.S. stock market in general, but also for the large capitalization growth stocks in which the Fund primarily invests. The stock market has been suffering from an ongoing malaise over the level and prospects of corporate profits, uncertainties about future growth potential, accounting scandals and geopolitical concerns. These concerns have overshadowed some otherwise encouraging signs for the overall U.S. economy.

Shortly after the start of calendar year 2002, the U.S. Federal Reserve Board ("Fed") ended its program of aggressive monetary easing, one of the dominant themes of 2001. The end of the Fed's aggressive easing policy supported the market's optimism about a possible economic recovery and prompted speculation on the timing of a subsequent federal funds rate ("fed funds rate")/4/ increase. As a result of this speculation, the yield curve/5/ steepened in the first quarter of 2002 and the honeymoon enjoyed by the bond market since the third quarter of 2001 ended. U.S. equity markets rallied strongly in the first quarter, only to give up most of those gains in the second.

Through the first six months of 2002, economic data released in the U.S. showed mixed signs of recovery. A number of indicators such as corporate earnings, consumer confidence, the unemployment rate and Gross Domestic Product ("GDP")/6/ growth gave mixed messages that only added to the volatility of equity markets. A series of well-publicized accounting and corporate governance scandals provoked sharp negative reactions from investors, whose confidence was hard hit. Additionally, a weakening U.S. dollar added to the markets' woes. As a result, the U.S. equity markets experienced difficult times late in the second quarter.



--------
1 Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.
2 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
3 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
6 GDP is a market value of goods and services produced by labor and property in a given country.

While the environment has been a difficult one, we have endeavored to stick to our long-term investment philosophy: buying the highest quality growth companies we can find with long track records of superior financial performance. Unfortunately, our disciplined process has kept us away from some of the more stable, slow-growth companies that have performed better of late, such as many consumer staples stocks. While we have owned what we believe to be strong relative performers such as The Coca-Cola Co., Anheuser-Busch Cos., Inc., and Phillip Morris Cos., Inc., we have not held as many names as are in the Fund's benchmark because those companies do not, in our opinion, have superior, sustainable growth potential over the long run. We believe our process should serve the Fund well when markets stabilize and corporate profits resume their growth, in line with an improving global economy. Of course, no assurances can be given that this will in fact occur.

Over the past six months we have reduced our exposure to major pharmaceutical firms that we expect will experience profit pressures from new competition. We have also taken profits in more defensive areas of consumer groups where current valuations appear to adequately reflect the reality of slow secular growth potential (e.g. Merck & Co., Inc., Bristol-Myers Squibb Co. and The Coca-Cola Co.). After benefiting from relatively less exposure to more cyclical technology companies, compared to the benchmark during the prior year, we have selectively added to some semiconductor and software companies (e.g. Linear Technology Corp. and Network Appliance, Inc.) as valuations became, in our opinion, more attractive and growth expectations became more achievable.

Throughout the period, the greatest contributor to the Fund's performance was stock selection. Specifically, our positions in the consumer staples and technology sectors positively contributed to performance. Additionally, the Fund's performance benefited from our sector selection in consumer staples and from the conscious decision to avoid stocks in the troubled telecommunications sector. Within the S&P 500 Index benchmark, the most significant positive contribution came from the consumer staples and the materials sectors, while the technology and healthcare sectors had the largest negative impact to performance.

MARKET OUTLOOK

Economic growth appears to have rebounded sharply in the first half of 2002, following six quarters of sub-par growth, and we believe that the U.S. economy remains firmly entrenched in economic recovery. GDP growth was revised down to 5.0% for the first quarter, and growth in the second quarter was weaker than expected at 1.1%. For the full year 2002, we are forecasting growth of approximately 3.0%, with steady growth in the 3-4% range in the second half of the year. As growth expectations have moderated for the second half of 2002, we remain confident that the Fed will hold the fed funds rate at the current 1.75% for the remainder of the year, which remains accommodative for growth. Consumer fundamentals point toward continued modest (2-3%) growth in consumer spending over the next several quarters. Consumer after-tax income growth appears to be holding in the 5-6% range and job growth has stabilized and looks to head higher in the second half of 2002. Corporate income fundamentals look to improve going forward as the cost cutting that is an essential part of recessions raises corporate profit margins, ultimately providing the foundation for rising employment. Although increasing energy prices caused the Consumer Price Index ("CPI")/7/ to spike upward in the second quarter, we believe that inflation will remain contained into 2003, as competitive pressures in the early stages of economic recovery are likely to keep sharp downward pressure on prices.

The current outlook for the economy, inflation and interest rates, barring some unforeseen external shock, should provide the backdrop for improved equity market performance. Additionally, this outlook is supported by relatively attractive valuation levels for many sectors and stocks.

Our core philosophy has always been that the strongest business franchises with long term records of consistent growth and high returns ultimately deliver superior investment performance. These companies usually lead both their industries and the economy out of difficult periods, and these stocks continue to make up the lion's share of the Fund's portfolio. We will continue to be opportunistic in taking advantage of the current environment to increase exposure to the best growth companies we can find at the most attractive prices.
--------
7 The CPI measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2002

                   [CHART]



Common Stock                         99%
Short-Term Investments                1%



 Top Holdings

 Microsoft Corp.
---------------------------------
 General Electric Co.
---------------------------------
 Wal-Mart Stores, Inc.
---------------------------------
 Pfizer Inc.
---------------------------------
 Johnson & Johnson
---------------------------------
 The Coca-Cola Co.
---------------------------------
 International Business Machines
 Corp.
---------------------------------
 Intel Corp.
---------------------------------
 The Home Depot, Inc.
---------------------------------
 Wyeth
---------------------------------
Portfolio holdings may vary.

 LARGE CAP GROWTH FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)

Class A Shares             Without Sales Charges With Sales Charges*
--------------------------------------------------------------------
Since Inception (10/25/99)       (13.89)%             (15.77)%
1 year                           (21.32)%             (25.86)%
--------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------
Since Inception (10/25/99)       (14.52)%             (15.48)%
1 year                           (21.93)%             (25.83)%
--------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------
Since Inception (10/25/99)       (14.52)%             (14.84)%
1 year                           (21.93)%             (23.44)%
--------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------
Since Inception (10/26/99)       (14.10)%             (14.10)%
1 year                           (22.16)%             (22.16)%
--------------------------------------------------------------------
                        See page 40 for all footnotes.

 [GRAPHIC]


INVESTMENT OBJECTIVE AND STRATEGY
The Large Cap Core Equity Fund ("Fund") seeks reasonable growth and income. The Fund invests in a portfolio consisting principally of U.S. equity securities, including convertible and preferred securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The Fund will invest, under normal circumstances at least 80% of its assets in U.S. stocks with large market capitalizations and in related investments. Subject to this 80% policy, the Fund may also invest in fixed-income securities of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

The manager emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The manager uses a two-step selection process commonly known as "growth at a reasonable price." First, the manager uses quantitative analysis to find stocks with strong growth potential, and to determine whether these securities are relatively undervalued or overvalued. Quantitative factors include: growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector; value characteristics, including low price-to-earnings ("P/E")/1/ ratios and other statistics indicating that a security is undervalued. Then the manager uses fundamental qualitative research to verify these equity securities' growth potential. Qualitative factors include: management with established track records, or favorable changes in current management; improvement in a company's competitive position; positive changes in corporate strategy. These quantitative and qualitative factors, as well as the expected dividends and income, influence the Fund's purchases and sales of securities for investment.

THE PORTFOLIO MANAGER

The Fund is managed by Michael A. Kagan.

[GRAPHIC]

Salomon Brothers Large Cap Core Equity Fund

PERFORMANCE UPDATE

Because the Fund did not have any Class A shares outstanding as of June 30, 2002, the Fund does not have an operating history to generate the Class A performance information that other funds give in this section of the semi-annual shareholder report.

MARKET OVERVIEW

The first half of 2002 continued the difficult market environment of 2000 and 2001, and the market tumbled in early July, after the end of the Fund's reporting period. If 2000 and 2001 were the hangover after the 1999-2000 party, then the declines in 2002 are the withdrawal symptoms.

Traditionally, the market has risen during economic recoveries, and the decline this year begs the question whether the economy is about to double dip. Our research indicates that the economy is still improving, if slowly.

Economic fundamentals improved during the first half of 2002. Consumer confidence climbed through much of the first half, before settling a little in June. Retail sales were a little better than expected, especially at the discount-store and consumer-electronics chains. Auto sales were robust, driven by heavy incentives. Housing sales fell off only slightly from the cyclical peak levels a year earlier, and mortgage refinancing rose sharply as rates hit their lowest levels in 30 years.

Technology companies report that demand is stabilizing, but not yet improving. The only bright spot is in some storage applications. PCs and enterprise hardware are suffering from light corporate demand.

U.S. Federal Reserve Board Chairman Alan Greenspan's valuation model for the stock market, which compares the earnings yield of the market to the long-term U.S. bond rate, indicates that the market is undervalued by about 15%.

FUND UPDATE

For the semi-annual period, performance was helped by stock picks in the healthcare, technology and capital goods sectors, and hurt by the financial, communications, consumer cyclicals and consumer staples sectors. The Fund's performance was enhanced by its positions in Novartis AG, HCA Inc., Total Fina S.A. and Teva Pharmaceutical Industries Ltd. However, positions in AT&T Wireless Services Inc., Sun Microsystems Inc. and Safeway Inc. hurt the Fund during the period.

The Fund benefited from our attention to the accounting practices of our holdings. It is our practice to assess each company's accounting policies before we invest in it. While it is not possible to avoid all accounting problems, the financial statements of public companies provide clues about aggressive



--------
1 The P/E ratio is the price of a stock divided by its earnings per share.

practices. We exited swiftly when accounting issues arose at IBM and PNC Financial, as we have no tolerance for companies whose numbers we lack confidence. We will continue to be vigilant on this subject.

The Fund's performance was helped by overweights in hospitals (HCA Inc.) and generic drugs (Teva Pharmaceutical Industries Ltd.), and its underweight in ethical pharmaceuticals (especially holding no position in Bristol-Myers Squibb Co.). Novartis AG, a top-10 position during much of the six-month period, was one of only two drug companies that rose during the first half of 2002. Fears over government intervention in drug pricing, and a dramatic slowdown in growth rates hurt pharmaceutical company multiples.

Technology stocks were the worst performing sector for the Fund and for the broad market. However, the Fund had a lesser weighting in the sector than did the market, and the Fund's technology holdings performed better than the market's.

The Fund's performance was hurt by poor security selection in the consumer staples sector. We were hurt by our large position in Safeway Inc. Our thesis on Safeway Inc. was that the market's concerns over encroachment by Wal-Mart into the food category were overblown. It became apparent, based on the June earnings announcements by each of the three largest U.S. supermarket companies, and on conversations with other retailers including Wal-Mart and Walgreens, that our thesis was wrong. We are in the process of sharply reducing our position in Safeway Inc.

The Fund was hurt by its overweight in communications services. We believe that this is an issue of being too early, rather than one of being wrong. We find the valuations of telecommunications companies compelling, and believe that the market is not correctly differentiating between companies that are in distress, and those with strong franchises that generate cash flow, such as AT&T Corp., AT&T Wireless Services Inc. and Verizon Communications Inc.

FUND AND MARKET OUTLOOK

We believe that the U.S. economy will recover in 2002. Technology stocks have fallen such that they are now cheaper than the market. We see many opportunities to buy companies with strong franchises at low prices. For example, Comverse Technology, Inc. is selling for less than its cash on hand, despite generating cash flow from operations. Comverse Technology, Inc. has a 70% market share of the voicemail market. The July decline has provided attractive purchase opportunities in several companies, including Sun Microsystems, Inc., Nokia Oyj and Comverse Technology, Inc. We continue to own bonds convertible into Technology stocks as a way of retaining our exposure to the sector, while reducing risk.

We find extraordinary values in the telecommunications sector, and are overweight in telecommunications services.

Basic materials stocks have historically been strong performers coming out of recessions. We are overweight in this sector, although we have begun to pare our holdings back.

We are no longer overweight retailers, having reduced our holdings back after the large stock-price increases in January and the fourth quarter of 2001. We initiated or increased positions in both Ford Motor Co. and General Motors Corp. during February. Both companies took action to improve their balance sheets during February with convertible-bond offerings. Historically this has marked attractive entry points in auto stocks.

Rising healthcare costs make hospitals attractive and HMOs and ethical pharmaceutical companies unattractive investments. We own a large position in HCA Inc., the largest hospital company, but do not own any HMOs. We are significantly underweight ethical drug companies, but we own a large position in Teva Pharmaceutical Industries Ltd., the largest and highest quality generic drug company. We believe that ethical drug prices will be pressured by recent state laws reducing Medicaid reimbursement. There is also a patent litigation about to go before the Supreme Court that could damage the business models of the ethical pharmaceutical companies.

Some of the ethical drug companies have declined enough to become attractive, and we initiated positions in Schering-Plough Corp. in April, Eli Lilly & Co. in May and Wyeth in June.

Energy stocks fell sharply in July, and are now selling for prices that are in some cases as low as they were on October 20, 1987 (the day after the "crash"). We are adding to our energy weighting.

It is difficult to be enthusiastic in the face of the unrelenting market decline. Yet we are encouraged when we look at the fundamentals and valuations of individual companies, in every sector across the market. The current situation brings to mind a book by Burton Malkiel, a dean of the Yale School of Management, called A Random Walk Down Wall Street. In it he described two schools of valuation, the "castles in the air" theory, and the "fundamental value" theory. Clearly the prices of two years ago were castles in the air.

What we see right now, are many fundamental values, companies that are selling for far less than the values of their future cash flows or their franchises. We would all like to earn double-digit returns, especially given 1.5% U.S. Treasury bill rates and our experience of the declines in the market these past three years. And we see company after company that we believe offers these types of returns with reasonable risk.

We are not good at predicting the direction of the market. But all of our years of training tell us that the stock valuations we see right now are compelling.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2002

                   [CHART]


Common Stock                         96%
Convertible Securities                4%




 Top Stock Holdings

                      Microsoft Corp.
                     -------------------------------------
                      American International Group, Inc.
                     -------------------------------------
                      Exxon Mobil Corp.
                     -------------------------------------
                      Verizon Communications Inc.
                     -------------------------------------
                      Costco Wholesale Corp.
                     -------------------------------------
                      Pfizer Inc.
                     -------------------------------------
                      The Bank of New York Co., Inc.
                     -------------------------------------
                      HCA Inc.
                     -------------------------------------
                      Teva Pharmaceutical Industries Ltd.
                      ADR
                     -------------------------------------
                      Total Fina S.A. ADR
                     -------------------------------------
Portfolio holdings may vary.

 LARGE CAP CORE EQUITY FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)

      Class 2 Shares             Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (4/25/02)        (8.29)%++           (10.13)%++
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (10/15/01)       (6.72)%++            (6.72)%++
      --------------------------------------------------------------------
                        See page 40 for all footnotes.

[GRAPHIC]




INVESTMENT OBJECTIVE AND STRATEGY
The Investors Value Fund ("Fund") seeks long term growth of capital. Current income is a secondary objective. The Fund invests primarily in stocks of large capitalization U.S. companies, preferably with attractive growth potential and favorable valuations.

We use a bottom-up/1/ approach with respect to stock selection. In particular, we look for companies with good management, attractive valuations and potential catalysts for stock price appreciation. We support our extensive fundamental analysis with proprietary quantitative risk management tools. Our stock selection process relies on our internal team of analysts for recommendations. We have more than a dozen analysts who focus on specific sectors of the market. When an analyst recommends a stock, the team then carefully reviews the company's operating characteristics, financial stability, management quality and valuation. Based on the strength of the fundamentals, a decision is then made whether to invest in a particular stock.

[GRAPHIC]

Salomon Brothers Investors Value Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 12.32%, for the period ended June 30, 2002. In comparison, the S&P 500 Index/2/ returned negative 13.15% for the same period. Past performance is not a guarantee of future results.

MARKET REVIEW

The U.S. equity market continued its downward trend during the first half of the year, as most major indices posted double-digit losses for the period. Investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, continued to weigh down the major market indices. New allegations of corporate fraud and insider trading shook the market further. Both the S&P 500 Index and the Nasdaq Composite Index ("Nasdaq")/3/ breached their September 2001 lows toward the end of June, but rallied to close above those levels. By the end of the six months, the S&P 500 Index posted a decline of 13.15% for the period while the Nasdaq fell 24.98%.

Technology and telecom stocks led the market's decline again, as continued concerns about competitive pressures and corporate earnings hit these sectors during the period. Additionally, concerns about accounting issues and debt burdens affected telecom stocks in particular. The basic materials, consumer staples and energy sectors were the best performing sectors of the S&P 500 Index and the only sectors of the index that had positive returns for the period.

--------
1 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
2 The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The Nasdaq is a market value-weighted index which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


 THE PORTFOLIO MANAGERS



 [PHOTO]    John B. Cunningham,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc,
 has 12 years of financial industry experience.



 [PHOTO]    Mark McAllister,
            Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of invest-
 ment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since April 2000.

PORTFOLIO HIGHLIGHTS

The Fund had a challenging first half. Although we did not own shares of most of the companies involved in various high-profile collapses, many companies that we did own were dragged down in sympathy.

In the utilities sector, our exposure to El Paso Corp. and The Williams Cos., Inc., both of which have merchant energy operations, hurt the Fund's performance. During the period, merchant energy companies came under a great deal of scrutiny from regulatory authorities, politicians and rating agencies. The companies responded to rating agency concerns by scaling back trading activities and selling assets to shore up their balance sheets. These actions have had a negative impact on earnings. We swapped our position in The Williams Cos., Inc. into El Paso Corp. because El Paso Corp. has already completed a number of steps to improve its balance sheet. In our opinion, El Paso Corp.'s valuation is quite attractive, but we recognize that this sector will likely remain in the spotlight for some time.

The Fund's technology and telecom holdings also negatively impacted performance in the first half of the year, particularly AT&T Wireless Services Inc., Sun Microsystems, Inc. and Comverse Technology, Inc. We have continued to take advantage of weakness in these stocks and others by adding modestly to existing positions. Our focus is on companies with attractive valuations, strong balance sheets and leading market share positions. We feel that all three of the aforementioned companies meet these criteria. We recognize that there may be further downside in technology and telecom stocks, but we want to position the portfolio to participate when these sectors recover.

The top contributors to performance during the first half came from a variety of sectors and included Novartis AG, HCA Inc., The Pepsi Bottling Group, Inc., Willamette Industries and Wachovia Corp. Willamette benefited from a cash takeover by Weyerhaeuser Co. Pepsi Bottling's solid operating fundamentals led to a significant gain in its stock price, and we subsequently sold the stock for valuation reasons. We continue to hold the three remaining stocks but have trimmed a couple of them due to their increased valuations.

As a result of the expanded breadth of the market sell-off experienced in the first half of the year, we are starting to see additional opportunities in areas beyond technology and telecom. In the healthcare sector, many of the U.S. pharmaceutical stocks have come into our valuation range. We have reduced our holdings in healthcare stocks that have performed quite well, namely HCA Inc. and Novartis AG, and have redeployed those proceeds into several U.S. pharmaceutical stocks that offer, in our opinion, a more favorable risk/reward relationship.

MARKET OUTLOOK

We believe that the U.S. equity market has gone from a period of excessive optimism just over two years ago to a period of excessive pessimism today. Certainly, a fair amount of this pessimism is warranted given some of the fraudulent corporate activities that have taken place, but these concerns appear to be priced into the market. The good news, in our opinion, is that the corporate governance and accounting issues currently confronting investors should dissipate over time. Corporate boards of directors and accountants are becoming more vigilant about the companies that they oversee.

Given the continued decline in equity market values, we remain constructive on the U.S. equity market. We believe that steady economic growth, low inflation and an improvement in corporate profits should lead to higher equity market levels over the long-term. In the near-term, however, equity market volatility will likely persist.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2002

                   [CHART]


 Common Stock                         94%
 Short-Term Investments                5%
 Preferred Stock                       1%



 Top Stock Holdings

 Verizon Communications Inc.
-----------------------------
 Alcoa Inc.
-----------------------------
 Schering-Plough Corp.
-----------------------------
 Nokia Oyj ADR
-----------------------------
 Hewlett-Packard Co.
-----------------------------
 U.S. Bancorp
-----------------------------
 Kimberly-Clark Corp.
-----------------------------
 Pharmacia Corp.
-----------------------------
 Merrill Lynch & Co., Inc.
-----------------------------
 Safeway Inc.
-----------------------------
Portfolio holdings may vary.

 INVESTORS VALUE FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (1/3/95)         14.47%               13.57%
      5 year                            6.31%                5.06%
      3 year                           (2.30)%              (4.21)%
      1 year                          (15.54)%             (20.41)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (1/3/95)         13.58%               13.58%
      5 year                            5.46%                5.21%
      3 year                           (3.12)%              (3.81)%
      1 year                          (16.33)%             (20.51)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (1/3/95)         13.62%               13.46%
      5 year                            5.50%                5.29%
      3 year                           (3.06)%              (3.38)%
      1 year                          (16.28)%             (17.95)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      10 year                          13.36%               13.36%
      5 year                            6.57%                6.57%
      3 year                           (2.06)%              (2.06)%
      1 year                          (15.32)%             (15.32)%
      -------------------------------------------------------------------

      Class Y Shares
      -------------------------------------------------------------------
      Since Inception (7/16/01)       (13.89)%++           (13.89)%++
      -------------------------------------------------------------------
                        See page 40 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY
The Balanced Fund ("Fund") seeks to obtain above average income (compared to a portfolio invested in equity securities.) The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed-income securities depending on the Manager's view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions, at least 40% of the Fund's assets are allocated to equity securities.

Our investment philosophy can be characterized as growth at a reasonable price. Our selection process consists of a continuous review of a large number of companies that fit our criteria for strong fundamentals and above average growth prospects.

The Fund's equity investments have typically been in large capitalization stocks that pay higher dividends than the S&P 500 Index/1/ average. With assets allocated to investment-grade, high yield and convertible securities, the bond portion of the Fund is distributed across a broader range of fixed-income instruments than, in our opinion, most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential. The variety of its bond holdings also provides diversification benefits that we believe could help limit volatility. Diversification does not assure against market loss.

 THE PORTFOLIO MANAGER


 [PHOTO OF George J. Williamson]
            George J. Williamson,
Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 41 years of investment industry experience in the equity markets. Mr. Williamson is primarily responsible for day-to-day Fund management.

[GRAPHIC]

Salomon Brothers Balanced Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 1.06%, for the period ended June 30, 2002. In comparison, the S&P 500 Index and the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Bond Index")/2/ returned negative 13.15% and 3.59%, respectively, for the same period. Past performance does not guarantee future results.

MARKET OVERVIEW AND OUTLOOK

The first half of 2002 saw a broad-based decline in the stock market. Investor confidence faltered with a handful of high-profile companies reporting accounting and management abuses. Also, expectations for an increase in corporate spending have been pushed further back than originally anticipated.

On the positive side, the economy appears to be growing at a healthy rate. Consumer spending remains robust, as does the housing market. Inflation is very tame and the U.S. Federal Reserve Board ("Fed") continues to keep rates very low. Against this backdrop, we are continuing to focus on high-quality growth companies selling at reasonable prices.

PORTFOLIO UPDATE AND OUTLOOK

We continue to be overweight consumer brands and financials and underweight technology names.

Stocks added to the portfolio during the semi-annual period include Merrill Lynch & Co., Inc., Alcoa Inc. and American International Group Inc. All of these companies represent what we deem to be leaders in their industries and should benefit as the economy continues to expand. Of course, there can be no guarantee that this will happen. Stocks sold into price strength include Universal Health Services, Staples and Federated Department Stores.

Looking forward, we anticipate solid corporate profits and a healthy economy as the Fed remains very stimulative. Companies have cut expenses and we expect them to benefit from inventory restocking.


--------
1 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2002

                          [CHART]


Common Stock                                       44%
Corporate Bonds                                    10%
Convertible Securities                              5%
Asset-Backed Securities                             3%
U.S. Government Agencies and Obligations           15%
Short-Term Investments                             23%




 Top Stock Holdings

                     Verizon Communications Inc.
                    ---------------------------------------
                     Exxon Mobil Corp.
                    ---------------------------------------
                     International Business Machines Corp.
                    ---------------------------------------
                     Arden Realty, Inc.
                    ---------------------------------------
                     SBC Communications Inc.
                    ---------------------------------------
                     New Plan Excel Realty Trust
                    ---------------------------------------
                     Brandywine Realty Trust
                    ---------------------------------------
                     Wyeth
                    ---------------------------------------
                     Mid-Atlantic Realty Trust
                    ---------------------------------------
                     Duke-Weeks Realty Corp.
                    ---------------------------------------
Portfolio holdings may vary.
 BALANCED FUND
 Average Annual Total Returns for the Period Ended June 30, 2002+ (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (9/11/95)         8.83%                7.89%
      5 year                            5.14%                3.91%
      3 year                            0.61%               (1.37)%
      1 year                           (1.65)%              (7.31)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         8.01%                8.01%
      5 year                            4.37%                4.05%
      3 year                           (0.13)%              (0.99)%
      1 year                           (2.33)%              (7.03)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         8.02%                7.86%
      5 year                            4.34%                4.13%
      3 year                           (0.13)%              (0.46)%
      1 year                           (2.33)%              (4.24)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         9.16%                9.16%
      5 year                            5.37%                5.37%
      3 year                            0.85%                0.85%
      1 year                           (1.41)%              (1.41)%
      -------------------------------------------------------------------
                        See page 40 for all footnotes.

FOOTNOTES
  * Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges, respectively. Class B shares reflect the deduction of a 5.00% contingent deferred sales charge ("CDSC"), which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. Class O and Y shares have no initial or contingent deferred sales charge.
 ** Russell 2000 Futures are used from time to time to gain market exposure thereby reducing the effective cash level of the Fund.
  # As a % of total investments.
  + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

          Schedules of Investments
          June 30, 2002 (unaudited)


Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

 Shares                   Security                      Value
-----------------------------------------------------------------
COMMON STOCK -- 100.0%
China -- 6.1%
1,130,000 Aluminum Corp. of China Ltd. (a)......... $     208,622
  488,000 Beijing Datang Power Generation Co. Ltd..       217,417
  148,000 China Unicom Ltd. (a)....................       113,850
   20,000 Citic Pacific Ltd........................        43,335
   22,000 Denway Motors Ltd........................         6,205
                                                    -------------
                                                          589,429
                                                    -------------
Hong Kong -- 21.1%
   23,000 Cheung Kong (Holdings) Ltd...............       191,673
  217,409 Esprit Holdings Ltd......................       416,714
  117,000 Hang Lung Properties Ltd.................       133,504
   19,100 Hang Seng Bank Ltd.......................       204,474
   50,600 Hutchison Whampoa Ltd....................       377,890
  172,000 I Cable Communications...................       104,747
   73,000 Johnson Electronic Holdings Ltd..........        86,573
  232,000 Smartone Telecommunications Holdings Ltd.       261,752
   34,000 Sun Hung Kai Properties Ltd..............       258,278
                                                    -------------
                                                        2,035,605
                                                    -------------
India -- 6.0%
    5,900 Bajaj Auto Ltd...........................        61,288
    2,560 Dr. Reddy's Laboratories Ltd.............        49,547
    2,300 HDFC Bank Ltd............................        30,659
    8,000 Hero Honda Motors Ltd....................        50,495
    2,340 Hindalco Industries Ltd..................        34,118
   13,400 Hindustan Petroleum Corp.................        72,718
    1,373 Infosys Technologies Ltd.................        92,308
    7,900 ITC Ltd..................................       103,463
   10,000 Larsen & Toubro Ltd......................        36,697
   17,900 Mahanagar Telephone Nigam Ltd............        52,150
                                                    -------------
                                                          583,443
                                                    -------------
Indonesia -- 0.7%
  135,000 PT Astra International Inc...............        65,850
                                                    -------------
Malaysia -- 9.9%
  208,000 Gamuda Berhad............................       342,105
  187,000 IOI Corp.................................       300,184
   64,000 Malayan Banking Berhad...................       148,211
   61,000 Resorts World Berhad.....................       170,158
                                                    -------------
                                                          960,658
                                                    -------------
Singapore -- 8.6%
   22,000 Singapore Airlines Ltd...................       160,680
   10,000 Singapore Press Holdings Ltd.............       112,668
  175,000 Singapore Telecommunications Ltd.........       135,740
   25,000 United Overseas Bank Ltd.................       179,759
   16,000 Venture Manufacturing (Singapore) Ltd....       127,728
  120,000 Want Want Holdings Ltd...................       115,800
                                                    -------------
                                                          832,375
                                                    -------------
South Korea -- 30.0%
    9,400 Hana Bank................................       134,397
    6,300 Hyundai Motor Co., Ltd...................       189,314


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Shares                                        Security                                          Value
--------------------------------------------------------------------------------------------------------

South Korea -- 30.0% (continued)
    193 Kookmin Bank......................................................................... $    9,369
  3,000 Korea Telecom Corp...................................................................    120,449
  7,300 Korea Telecom Corp. ADR (a)..........................................................    158,045
  1,800 POSCO................................................................................    199,751
  3,950 Samsung Electronics Co., Ltd.........................................................  1,080,258
  6,600 Samsung Securities Co., Ltd..........................................................    188,728
 14,900 Shinhan Financial Group Co., Ltd. (a)................................................    210,557
  1,590 Shinsegae Co., Ltd...................................................................    269,626
  1,510 SK Telecom Co., Ltd..................................................................    338,275
                                                                                              ----------
                                                                                               2,898,769
                                                                                              ----------
Taiwan -- 15.6%
379,000 China Steel Corp.....................................................................    195,115
 37,000 Compeq Manufacturing Co., Ltd........................................................     34,331
149,500 Delta Electronics Inc................................................................    201,809
350,000 Far Eastern Textile Ltd..............................................................    154,520
 11,000 MediaTek Inc. (a)....................................................................    140,916
204,792 SinoPac Holdings Co..................................................................     89,493
500,000 Taiwan Cement Corp...................................................................    164,622
151,640 Taiwan Semiconductor Manufacturing Co., Ltd. (a).....................................    308,636
155,000 United Microelectronics Corp. (a)....................................................    186,037
 47,000 Windbond Electronics Corp............................................................     26,447
                                                                                              ----------
                                                                                               1,501,926
                                                                                              ----------
Thailand -- 2.0%
160,000 Thai Farmers Bank Public Co., Ltd....................................................    128,008
 66,800 Total Access Communication Public Co. Ltd............................................     68,136
                                                                                              ----------
                                                                                                 196,144
                                                                                              ----------
        TOTAL COMMON STOCK
        (Cost -- $8,376,582).................................................................  9,664,199
                                                                                              ----------
Rights
-------
RIGHTS -- 0.0%
Hong Kong -- 0.0%
    720 Cheung Kong (Holdings) Ltd., Contingent Rights (Cost -- $0) (a)......................          0
                                                                                              ----------
        SUB-TOTAL INVESTMENTS
        (Cost -- $8,376,582).................................................................  9,664,199
                                                                                              ----------
        TOTAL INVESTMENTS -- 100%
        (Cost -- $8,376,582*)................................................................ $9,664,199
                                                                                              ==========

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
    ADR -- AmericanDepository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

Shares                       Security                        Value
---------------------------------------------------------------------
COMMON STOCK -- 100.0%
Canada -- 7.7%
 47,400 Bombardier Inc.................................... $  393,257
 50,000 CGI Group Inc., Class A Shares (a)................    228,000
                                                           ----------
                                                              621,257
                                                           ----------
Finland -- 2.3%
 12,800 Nokia Oyj, Sponsored ADR..........................    185,344
                                                           ----------
France -- 3.8%
 16,600 Axa, Sponsored ADR................................    301,622
                                                           ----------
Hong Kong -- 5.1%
 26,000 Asia Satellite Telecommunications, Sponsored ADR..    410,800
                                                           ----------
Ireland -- 4.9%
 15,000 Allied Irish Banks PLC, Sponsored ADR.............    395,250
                                                           ----------
Israel -- 5.8%
  7,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR    467,460
                                                           ----------
Italy -- 4.7%
 20,000 Luxottica Group S.p.A., Sponsored ADR.............    380,000
                                                           ----------
Japan -- 16.3%
 10,000 Canon, Inc........................................    377,925
  3,400 Secom Co., Ltd., Unsponsored ADR..................    333,600
 10,000 Takeda Chemical Industries, Ltd...................    438,827
  6,000 Trend Micro Inc. (a)..............................    167,689
                                                           ----------
                                                            1,318,041
                                                           ----------
Mexico -- 3.9%
 13,245 Coca-Cola Femsa, S.A. de C.V., Sponsored ADR......    317,880
                                                           ----------
Netherlands -- 3.6%
 13,864 Koninklijke Ahold N.V., Sponsored ADR.............    291,144
                                                           ----------
Spain -- 1.6%
  5,202 Telefonica SA, Sponsored ADR......................    129,270
                                                           ----------
United Kingdom -- 40.3%
 30,000 Cobham PLC........................................    468,377
 35,000 Diageo PLC........................................    454,651
 30,000 Johnson Matthey PLC...............................    459,225
 51,025 Misys PLC.........................................    188,265
120,000 Rentokil Initial PLC..............................    488,498
 70,000 Serco Group PLC...................................    214,486
 39,210 Shire Pharmaceuticals Group PLC (a)...............    346,733
111,646 Tesco PLC.........................................    405,977
 16,000 Vodafone Group PLC, Sponsored ADR.................    218,400
                                                           ----------
                                                            3,244,612
                                                           ----------
        TOTAL INVESTMENTS -- 100%
        (Cost -- $10,391,076*)............................ $8,062,680
                                                           ==========

--------
(a)Non-income producing security.
 * Aggregated cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
  ADR-- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Shares                         Security                            Value
----------------------------------------------------------------------------
COMMON STOCK -- 83.9%
Basic Industries -- 6.0%
200,000 AK Steel Holding Corp.................................. $  2,562,000
165,800 OM Group, Inc..........................................   10,279,600
390,000 PolyOne Corp. (a)......................................    4,387,500
                                                                ------------
                                                                  17,229,100
                                                                ------------
Capital Goods -- 1.2%
 14,200 L-3 Communications Holdings, Inc. (b)..................      766,800
 45,840 Mohawk Industries, Inc.................................    2,820,535
                                                                ------------
                                                                   3,587,335
                                                                ------------
Communications -- 2.2%
650,000 Dobson Communications Corp., Class A Shares (b)........      559,000
328,100 Entravision Communications Corp., Class A Shares (b)...    4,019,225
 45,000 Genuity Inc. (b).......................................      171,000
600,000 UnitedGlobalCom, Inc., Class A Shares (b)..............    1,650,000
                                                                ------------
                                                                   6,399,225
                                                                ------------
Consumer Cyclicals -- 5.0%
 30,700 Aeropostale, Inc. (b)..................................      840,259
143,300 American Eagle Outfitters, Inc. (b)....................    3,029,362
 39,300 California Pizza Kitchen, Inc. (b).....................      974,640
 58,500 Chico's FAS, Inc. (b)..................................    2,124,720
 32,500 DeVry, Inc. (b)........................................      742,300
 75,000 Genesco, Inc. (b)......................................    1,826,250
 19,000 The Neiman Marcus Group, Inc., Class A Shares (b)......      659,300
131,000 Tower Automotive, Inc. (b).............................    1,827,450
161,800 Visteon Corp...........................................    2,297,560
                                                                ------------
                                                                  14,321,841
                                                                ------------
Consumer Non-Cyclicals -- 7.3%
 93,000 Bunge Ltd..............................................    1,962,300
 63,000 Coca-Cola Bottling Co. Consolidated (a)................    2,709,000
 78,900 Hain Celestial Group, Inc. (b).........................    1,459,650
127,100 Pathmark Stores, Inc...................................    2,390,751
 65,000 Performance Food Group Co. (b).........................    2,200,900
 50,000 Wendy's International, Inc.............................    1,991,500
118,000 The Yankee Candle Co., Inc. (b)........................    3,196,620
167,900 Young Broadcasting Inc., Class A Shares (b)............    2,985,262
 62,200 Zale Corp..............................................    2,254,750
                                                                ------------
                                                                  21,150,733
                                                                ------------
Energy -- 1.9%
 18,100 Evergreen Resources, Inc. (b)..........................      769,250
100,000 SEACOR SMIT Inc. (b)...................................    4,735,000
                                                                ------------
                                                                   5,504,250
                                                                ------------
Financial Services -- 14.2%
100,000 Arthur J. Gallagher & Co...............................    3,465,000
 92,300 Banknorth Group, Inc...................................    2,401,646
 48,300 Brown & Brown, Inc.....................................    1,521,450
 71,200 City National Corp.....................................    3,827,000
120,500 Commerce Bancorp, Inc..................................    5,326,100
 88,000 IPC Holdings, Ltd......................................    2,687,520


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

 Shares                          Security                            Value
------------------------------------------------------------------------------

Financial Services -- 14.2% (continued)
  350,000 Knight Trading Group, Inc.............................. $  1,834,000
   39,600 Legg Mason, Inc........................................    1,953,864
   80,500 Mercantile Bankshares Corp. (a)........................    3,302,915
  114,500 PartnerRe Ltd..........................................    5,604,775
   47,000 UCBH Holdings, Inc.....................................    1,786,470
   69,000 W.P. Stewart & Co., Ltd................................    1,760,880
   86,500 Waddell & Reed Financial, Inc., Class A Shares.........    1,982,580
   35,000 Westamerica Bancorp....................................    1,371,300
   65,000 Willis Group Holdings Ltd..............................    2,139,150
                                                                  ------------
                                                                    40,964,650
                                                                  ------------
Healthcare -- 19.4%
  330,000 Applera Corp. Celera-WT................................    3,960,000
  160,000 Celgene Corp...........................................    2,448,000
   43,700 CTI Molecular Imaging, Inc. (b)........................    1,002,478
  441,900 DJ Orthopedics, Inc. (b)...............................    3,623,580
  598,400 Inhale Therapeutic Systems, Inc. (b)...................    5,678,816
  111,900 Invitrogen Corp........................................    3,581,919
  575,200 Ligand Pharmaceuticals Inc., Class B Shares (b)........    8,340,400
  900,000 Medarex, Inc. (b)......................................    6,678,000
  120,000 The Medicines Co. (b)..................................    1,479,600
  115,000 Neurocrine Biosciences, Inc............................    3,294,750
  172,400 Pharmacopeia, Inc. (b).................................    1,468,676
    9,469 PRAECIS Pharmaceuticals Inc. (b).......................       32,952
   30,200 Province Healthcare Co. (b)............................      675,272
  506,800 QLT Inc. (b)...........................................    6,765,780
  117,229 Respironics, Inc. (b)..................................    3,991,647
  350,000 The TriZetto Group, Inc. (b)...........................    2,992,500
                                                                  ------------
                                                                    56,014,370
                                                                  ------------
Real Estate Investment Trust -- 2.9%
   47,100 Alexandria Real Estate Equities, Inc...................    2,323,914
  250,000 Mission West Properties Inc............................    3,047,500
   88,800 PS Business Parks, Inc., Class A Shares................    3,103,560
                                                                  ------------
                                                                     8,474,974
                                                                  ------------
Technology -- 23.8%
1,137,700 3Com Corp. (b).........................................    5,005,880
  100,000 Adaptec, Inc. (b)......................................      789,000
  113,000 ADTRAN, Inc. (b).......................................    2,146,887
  200,000 Advanced Digital Information Corp. (b).................    1,686,000
   75,000 Advanced Fibre Communications, Inc. (b)................    1,240,500
   78,700 Advent Software, Inc. (b)..............................    2,022,590
  250,000 Aeroflex Inc. (b)......................................    1,737,500
  150,000 ANADIGICS, Inc. (b)....................................    1,236,000
  155,100 AsiaInfo Holdings, Inc. (b)............................    2,055,075
  150,000 Aspen Technology, Inc. (b).............................    1,251,000
   35,000 Asyst Technologies, Inc. (b)...........................      712,250
  100,000 ATI Technologies Inc. (b)..............................      691,000
  258,500 Axcelis Technologies, Inc. (b).........................    2,921,050
  194,500 Centillium Communications, Inc. (b)....................    1,696,040
  800,000 Ciena Corp. (b)........................................    3,352,000
  200,000 CommScope, Inc. (b)....................................    2,500,000
  330,000 DDi Corp. (b)..........................................      329,670


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

  Shares                             Security                                Value
--------------------------------------------------------------------------------------

Technology -- 23.8% (continued)
    125,000 E.piphany, Inc. (b)......................................... $     548,750
     55,000 Entegris Inc. (b)...........................................       803,000
     95,000 Exar Corp. (b)..............................................     1,873,400
    150,000 Harmonic Inc. (b)...........................................       548,850
    108,600 i2 Technologies, Inc. (b)...................................       160,728
    170,000 I-many, Inc. (b)............................................       467,330
     73,000 Insight Enterprises, Inc. (b)...............................     1,838,870
     95,000 Internet Security Systems, Inc. (b).........................     1,246,400
    260,000 J.D. Edwards & Co. (b)......................................     3,159,000
    110,000 JDA Software Group, Inc. (b)................................     3,108,600
    225,100 Lawson Software, Inc. (b)...................................     1,298,827
     80,000 Manhattan Associates, Inc. (b)..............................     2,572,800
    150,000 McData Corp. (b)............................................     1,321,500
    175,000 Microtune, Inc. (b).........................................     1,559,250
    215,000 Netscreen Technologies, Inc. (b)............................     1,973,700
    100,000 Perot Systems Corp. (b).....................................     1,089,000
    134,000 Plexus Corp. (b)............................................     2,425,400
    145,000 Precise Software Solutions Ltd. (b).........................     1,384,750
    124,000 Semtech Corp. (b)...........................................     3,310,800
    183,000 Silicon Storage Technology, Inc. (b)........................     1,427,400
    143,000 THQ Inc. (b)................................................     4,264,260
    100,000 Ulticom, Inc. (b)...........................................       678,000
    210,900 Viant Corp. (b).............................................       257,298
                                                                         -------------
                                                                            68,690,355
                                                                         -------------
            TOTAL COMMON STOCK (Cost -- $283,281,930)...................   242,336,833
                                                                         -------------
  Rights
-----------
RIGHTS (b) -- 0.0%
     85,000 Bank United Corp., Contingent Rights (Cost -- $17,470)......         7,650
                                                                         -------------
            SUB-TOTAL INVESTMENTS (Cost -- $283,299,400)................   242,344,483
                                                                         -------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 16.1%
$46,466,000 State Street Bank and Trust Co., 1.880% due 7/1/02;
             Proceeds at maturity -- $46,473,280; (Fully collateralized by U.S. Treasury Bonds, 6.250% due 8/15/23; Market
             value -- $47,403,900) (Cost -- $46,466,000)................    46,466,000
                                                                         -------------
            TOTAL INVESTMENTS -- 100% (Cost -- $329,765,400)............  $288,810,483
                                                                         =============

--------
(a)Securities with an aggregate market value of $10,399,415 are segregated as collateral for open futures contracts.
(b)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

 Shares                     Security                        Value
----------------------------------------------------------------------
COMMON STOCK -- 86.2%

Basic Materials -- 5.8%
1,750,000 AK Steel Holding Corp........................ $   22,417,500
  800,000 Alcoa Inc....................................     26,520,000
  250,000 OM Group, Inc................................     15,500,000
1,250,000 PolyOne Corp.................................     14,062,500
                                                        --------------
                                                            78,500,000
                                                        --------------

Communications -- 8.7%
1,500,000 AT&T Corp....................................     16,050,000
3,500,000 AT&T Wireless Services Inc. (a)..............     20,475,000
3,504,300 Dobson Communications Corp., Class A Shares
           (a).........................................      3,013,698
  900,000 General Motors Corp., Class H Shares.........      9,360,000
  816,000 Genuity Inc. (a).............................      3,100,800
1,000,000 Qwest Communications International Inc.......      2,800,000
2,854,141 UnitedGlobalCom, Inc., Class A Shares (a)....      7,848,888
1,350,000 Verizon Communications Inc...................     54,202,500
                                                        --------------
                                                           116,850,886
                                                        --------------

Consumer Cyclicals -- 8.0%
1,550,000 Costco Wholesale Corp. (a)...................     59,861,000
  600,000 Federated Department Stores, Inc. (a)........     23,820,000
  466,286 Fine Host Corp. (a)(b).......................      3,730,288
3,089,000 Kmart Corp...................................      3,181,670
  850,000 Staples, Inc. (a)............................     16,745,000
                                                        --------------
                                                           107,337,958
                                                        --------------
Consumer Staples -- 11.1%
  786,000 Hormel Foods Corp............................     18,816,840
1,150,000 The Kroger Co................................     22,885,000
1,500,000 Liberty Media Corp., Class A Shares (a)......     15,000,000
1,250,000 The News Corp. Ltd. ADR......................     24,687,500
  927,500 Pathmark Stores, Inc. (a)....................     17,446,275
1,750,000 Safeway Inc. (a).............................     51,082,500
                                                        --------------
                                                           149,918,115
                                                        --------------

Energy -- 2.4%
  350,000 SEACOR SMIT Inc. (a).........................     16,572,500
  900,000 Suncor Energy, Inc...........................     16,074,000
                                                        --------------
                                                            32,646,500
                                                        --------------

Financial Services -- 19.1%
  750,000 American International Group, Inc............     51,172,500
  753,000 The Bank of New York Co., Inc................     25,413,750
      300 Berkshire Hathaway, Inc. (a).................     20,040,000
1,000,000 FleetBoston Financial Corp...................     32,350,000
  200,000 The Goldman Sachs Group, Inc.................     14,670,000
  350,000 Mercantile Bankshares Corp...................     14,360,500
  800,000 Merrill Lynch & Co., Inc.....................     32,400,000
  400,000 PartnerRe Ltd................................     19,580,000
  400,000 Wachovia Corp................................     15,272,000
  379,300 XL Capital Ltd...............................     32,126,710
                                                        --------------
                                                           257,385,460
                                                        --------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

  Shares                                          Security                                            Value
----------------------------------------------------------------------------------------------------------------

Healthcare -- 15.5%
    194,000 Alcon, Inc........................................................................... $    6,644,500
  1,000,000 Amersham PLC.........................................................................      8,842,973
    300,000 Amersham PLC, ADR....................................................................     13,308,000
    200,000 Biogen, Inc..........................................................................      8,286,000
    450,000 HCA Inc..............................................................................     21,375,000
    750,000 Invitrogen Corp......................................................................     24,007,500
  1,997,700 Ligand Pharmaceuticals Inc., Class B Shares (a)......................................     28,966,650
  2,750,000 Medarex, Inc. (a)....................................................................     20,405,000
    600,000 Novartis AG ADR......................................................................     26,298,000
  1,142,931 Schering-Plough Corp.................................................................     28,116,103
    338,000 Teva Pharmaceutical Industries Ltd...................................................     22,571,640
                                                                                                  --------------
                                                                                                     208,821,366
                                                                                                  --------------

Technology -- 15.6%
  5,500,000 3Com Corp. (a).......................................................................     24,200,000
  4,617,500 ADC Telecommunications, Inc..........................................................     10,574,075
     80,845 Agere Systems Inc., Class A Shares...................................................        113,183
  1,984,222 Agere Systems Inc., Class B Shares...................................................      2,976,333
  5,750,000 CIENA Corp...........................................................................     24,092,500
  3,750,000 Comverse Technology, Inc. (a)........................................................     34,725,000
  1,000,000 Dell Computer Corp. (a)..............................................................     26,140,000
  5,935,000 i2 Technologies, Inc. (a)............................................................      8,783,800
  1,645,100 Latitude Communications, Inc. (a)....................................................      2,171,532
 15,000,000 Lucent Technologies Inc..............................................................     24,900,000
    535,000 Micron Technology, Inc...............................................................     10,817,700
  6,750,000 Sun Microsystems, Inc. (a)...........................................................     33,817,500
    846,900 Tellabs, Inc.........................................................................      5,250,780
  1,144,400 Viant Corp. (a)......................................................................      1,396,167
                                                                                                  --------------
                                                                                                     209,958,570
                                                                                                  --------------
            TOTAL COMMON STOCK (Cost -- $1,336,393,890)..........................................  1,161,418,855
                                                                                                  --------------
CONVERTIBLE PREFERRED STOCK -- 0.8%
Consumer Staples -- 0.8%
  1,750,000 Kmart Financing I (Cost -- $12,832,455)..............................................     10,500,000
                                                                                                  --------------

   Face
  Amount
-----------
CONVERTIBLE CORPORATE BONDS -- 4.2%
Communications -- 1.2%
            NTL Inc. (c):
$10,435,000  6.750% due 5/15/08..................................................................      3,339,200
 23,890,000  6.750% due 5/15/08 (d)..............................................................      7,644,800
 37,740,000  5.750% due 12/15/09.................................................................      5,661,000
                                                                                                  --------------
                                                                                                      16,645,000
                                                                                                  --------------

Energy -- 0.3%
 31,570,000 Friede Goldman Halter Inc., 4.500% due 9/15/04.......................................      3,314,850
                                                                                                  --------------

Technology -- 2.7%
 62,250,000 Ciena Corp., 3.750% due 2/1/08.......................................................     36,960,938
                                                                                                  --------------
            TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $72,687,936)..............................     56,920,788
                                                                                                  --------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund

---------------------------------------------------------------------------------------------
   Face
  Amount                                Security                                   Value
---------------------------------------------------------------------------------------------
CORPORATE BONDS -- 4.0%
Communications -- 2.6%
            AT&T Wireless Services, Inc.:
$ 6,850,000  7.875% due 3/1/11............................................... $     5,596,251
  3,150,000  8.125% due 5/1/12...............................................       2,548,826
                                                                              ---------------
                                                                                    8,145,077
                                                                              ---------------
            NTL Inc. (c):
  9,265,000  10.000% due 2/15/07.............................................       2,501,550
 34,375,000  9.750% due 4/1/08...............................................       7,734,375
 11,185,000  12.375% due 10/1/08.............................................       2,292,925
                                                                              ---------------
                                                                                   12,528,850
                                                                              ---------------
            United Pan-Europe Communications N.V. (c):
 82,414,000  Zero coupon until 8/1/04, 12.500% thereafter, due 8/1/09........       8,241,400
 48,795,000  Zero coupon until 11/1/04, 13.375% thereafter, due 11/1/09......       4,879,500
  1,860,000  11.250% due 2/1/10..............................................         251,100
 10,244,000  13.750% due 2/1/10..............................................       1,024,400
                                                                              ---------------
                                                                                   14,396,400
                                                                              ---------------

Consumer Cyclicals -- 1.4%
            Kmart Corp.:
 30,000,000  8.3750% due 12/1/04.............................................      11,700,000
 17,500,000  9.875% due 6/15/08 (d)..........................................       7,000,000
                                                                              ---------------
                                                                                   18,700,000
                                                                              ---------------
            TOTAL CORPORATE BONDS (Cost -- $68,004,767)......................      53,770,327
                                                                              ---------------
            SUB-TOTAL INVESTMENTS (Cost -- $1,489,919,048)...................   1,282,609,970
                                                                              ---------------
REPURCHASE AGREEMENTS -- 4.8%
 30,000,000 Greenwich Capital Markets, Inc., 1.900% due 7/1/02; Proceeds at
             maturity -- $30,004,750; (Fully collateralized by U.S. Treasury
             Bonds, 14.000% due 11/15/11; Market value -- $30,613,343).......      30,000,000
 30,000,000 J.P. Morgan Chase Securities Inc., 1.800% due 7/1/02; Proceeds
             at maturity -- $30,004,500; (Fully collateralized by U.S.
             Treasury Bonds, 7.500% due 11/15/16; Market
             value -- $30,600,115)...........................................      30,000,000
  5,591,000 State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds at
             maturity -- $5,591,876; (Fully collateralized by U.S. Treasury
             Bonds, 5.500% due 3/31/03; Market value -- $5,707,688)..........       5,591,000
                                                                              ---------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $65,591,000)................      65,591,000
                                                                              ---------------
            TOTAL INVESTMENTS -- 100% (Cost -- $1,555,510,048*)..............  $1,348,200,970
                                                                              ===============

--------
(a)Non-income producing security.
(b)Security is valued in accordance with fair valuation procedures.
(c)Security is currently in default.
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

Shares                Security                   Value
---------------------------------------------------------
COMMON STOCK -- 90.6%
Consumer Discretionary -- 15.3%
 3,300 AOL Time Warner Inc. (a).............. $    48,543
 7,600 Carnival Corp.........................     210,444
 1,600 Comcast Corp. (a).....................      38,144
 7,000 Hasbro, Inc...........................      94,920
17,000 Liberty Media Corp. (a)...............     170,000
 5,200 Mattel Inc............................     109,616
 9,000 McDonald's Corp.......................     256,050
 3,500 Metro Goldwyn Mayer Inc. (a)..........      40,950
 3,000 News Corp. Ltd........................      68,790
 3,300 St. Paul Cos. Inc.....................     128,436
12,000 The Walt Disney Co....................     226,800
                                              -----------
                                                1,392,693
                                              -----------
Energy -- 7.2%
 3,200 Anadarko Petroleum Corp...............     157,760
 2,000 ChevronTexaco Corp....................     177,000
 4,000 Conoco Inc............................     111,200
 4,400 GlobalSantaFe Corp....................     120,340
 5,000 Varco International, Inc. (a).........      87,700
                                              -----------
                                                  654,000
                                              -----------
Financial Services -- 19.1%
 6,000 Allstate Corp.........................     221,880
 4,000 Ambac Financial Group, Inc............     268,800
 6,300 American Express Co...................     228,816
 3,000 The Bank of New York Co., Inc.........     101,250
 1,500 Bank One Corp.........................      57,720
 1,600 The Chubb Corp........................     113,280
13,000 CNA Surety Corp.......................     189,150
 4,900 Countrywide Credit Industries, Inc....     236,425
 3,300 MBIA Inc..............................     186,549
 1,900 MGIC Investment Corp..................     128,820
                                              -----------
                                                1,732,690
                                              -----------
Healthcare -- 6.2%
 3,000 Aphton Corp. (a)......................      22,500
 4,700 Bentley Pharmaceuticals Inc. (a)......      54,520
 3,000 Bristol Myers Squibb Co...............      77,100
 2,000 Merck & Co., Inc......................     101,280
 5,000 Pharmacia Corp........................     187,250
 4,800 Schering-Plough Corp..................     118,080
                                              -----------
                                                  560,730
                                              -----------
Industrials -- 7.6%
 2,000 Emerson Electric Co...................     107,020
 3,500 Honeywell International Inc...........     123,305
 5,000 Raytheon Co...........................     203,750
 2,500 Republic Services Inc. (a)............      47,675
 8,000 Waste Management, Inc.................     208,400
                                              -----------
                                                  690,150
                                              -----------
Information Technology -- 17.7%
 8,500 3com Corp. (a)........................      37,400
40,269 Agere Systems Inc., Class A Shares (a)      56,377
 6,614 Agere Systems Inc., Class B Shares (a)       9,921
 8,000 Agilent Technologies, Inc. (a)........     189,200


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

 Shares                         Security                           Value
---------------------------------------------------------------------------

Information Technology -- 17.7% (continued)
   1,000 Electronic Data Systems Corp........................... $   37,150
   3,000 Flextronics International Ltd..........................     21,390
   5,700 Hewlett Packard Co.....................................     87,096
   7,000 Intel Corp.............................................    127,890
   1,200 International Business Machines Corp...................     86,400
   5,500 Lattice Semiconductor Corp. (a)........................     48,070
  12,000 LSI Logic Corp. (a)....................................    105,000
  25,000 Lucent Technologies Inc. (a)...........................     41,500
  11,300 Micromuse Inc. (a).....................................     52,432
   5,900 Motorola, Inc..........................................     85,078
   5,000 Nokia Corp.............................................     72,400
  10,000 RealNetworks, Inc. (a).................................     40,700
   7,000 Register.com, Inc. (a).................................     53,340
   5,200 Scientific-Atlanta, Inc................................     85,540
  17,500 Solectron Corp. (a)....................................    107,625
   7,400 Texas Instruments Inc..................................    175,380
  10,000 Unisys Corp............................................     90,000
                                                                 ----------
                                                                  1,609,889
                                                                 ----------
Materials -- 11.6%
   8,500 Alcoa Inc..............................................    281,775
  10,000 Brush Engineered Materials Inc. (a)....................    124,000
   7,600 Engelhard Corp.........................................    215,232
   6,000 Fleetwood Enterprises Inc. (a).........................     52,200
   5,000 Pall Corp..............................................    103,750
   5,000 Smurfit Stone Container Corp. (a)......................     77,100
   3,100 Weyerhaeuser Co........................................    197,935
                                                                 ----------
                                                                  1,051,992
                                                                 ----------
Telecommunication Services -- 4.2%
  21,500 Ericsson LM Telefonaktiebolaget........................     30,960
   6,000 Nippon Telegraph & Telephone Corp......................    123,540
  20,000 Qwest Communications International Inc. (a)............     56,000
   5,200 Sprint Corp. (a).......................................     23,244
   2,200 Verizon Communications Inc.............................     88,330
   4,300 Vodafone Group PLC.....................................     58,695
                                                                 ----------
                                                                    380,769
                                                                 ----------
Utilities -- 1.7%
   2,500 Duke Energy Corp.......................................     77,750
   3,500 El Paso Corp...........................................     72,135
                                                                 ----------
                                                                    149,885
                                                                 ----------
         TOTAL COMMON STOCK
         (Cost -- $9,383,659)...................................  8,222,798
                                                                 ----------
  Face
 Amount
--------
REPURCHASE AGREEMENT -- 9.4%
$856,000 J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds
          at maturity -- $856,043; (Fully collateralized by
          U.S. Treasury Bonds, 7.250% to 13.875% due 5/15/09 to
          2/15/20; Market value -- $1,135,329)
          (Cost -- $856,000)....................................    856,000
                                                                 ----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $10,239,659*)................................. $9,078,798
                                                                 ==========

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                           Security                              Value
-------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
Commercial Services -- 2.9%
 2,360 Automatic Data Processing, Inc............................... $  102,778
   370 Cintas Corp..................................................     18,289
 2,745 Paychex, Inc.................................................     85,891
                                                                     ----------
                                                                        206,958
                                                                     ----------
Consumer Cyclicals -- 12.4%
   720 Abercrombie and Fitch Co. (a)................................     17,366
   850 American Eagle Outfitters, Inc. (a)..........................     17,969
   940 Bed Bath & Beyond Inc. (a)...................................     35,476
   640 CDW Computer Centers, Inc. (a)...............................     29,958
 5,790 The Home Depot, Inc..........................................    212,667
 2,200 The TJX Cos., Inc............................................     43,142
 7,610 Wal-Mart Stores, Inc.........................................    418,626
 3,090 Walgreen Co..................................................    119,367
                                                                     ----------
                                                                        894,571
                                                                     ----------
Consumer Non-Cyclicals -- 12.2%
 1,280 Anheuser-Busch Cos., Inc.....................................     64,000
 4,660 The Coca-Cola Co.............................................    260,960
 3,610 PepsiCo, Inc.................................................    174,002
 3,470 Phillip Morris Cos., Inc.....................................    151,570
 1,720 The Procter & Gamble Co......................................    153,596
 2,610 Sysco Corp...................................................     71,044
                                                                     ----------
                                                                        875,172
                                                                     ----------
Drugs -- 22.0%
 2,540 Abbott Laboratories..........................................     95,631
 1,240 Bristol-Myers Squibb Co......................................     31,868
 1,015 Cardinal Health, Inc.........................................     62,331
 3,070 Eli Lilly & Co...............................................    173,148
 6,140 Johnson & Johnson............................................    320,876
 3,620 Merck & Co., Inc.............................................    183,317
11,365 Pfizer Inc...................................................    397,775
 2,260 Pharmacia Corp...............................................     84,637
 2,010 Schering-Plough Corp.........................................     49,446
 3,610 Wyeth........................................................    184,832
                                                                     ----------
                                                                      1,583,861
                                                                     ----------
Finance -- 10.9%
 1,890 American Express Co..........................................     68,645
 1,260 The Bank of New York Co., Inc................................     42,525
   250 The BISYS Group, Inc. (a)....................................      8,325
   390 Capital One Financial Corp...................................     23,810
 2,100 Concord EFS, Inc. (a)........................................     63,294
 2,460 Fannie Mae...................................................    181,425
 1,730 Freddie Mac..................................................    105,876
   565 Marsh & McLennan Cos., Inc...................................     54,579
 1,450 MBNA Corp....................................................     47,951
   830 Morgan Stanley...............................................     35,756
 1,180 Northern Trust Corp..........................................     51,991
 2,160 State Street Corp............................................     96,552
                                                                     ----------
                                                                        780,729
                                                                     ----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                           Security                              Value
-------------------------------------------------------------------------------
Healthcare -- 4.3%
  1,850 Amgen Inc. (a).............................................. $   77,478
    950 Biomet, Inc.................................................     25,764
  1,360 Health Management Associates, Inc., Class A Shares (a)......     27,404
  3,610 Medtronic, Inc..............................................    154,688
    730 Techne Corp. (a)............................................     20,601
                                                                     ----------
                                                                        305,935
                                                                     ----------
Industrials -- 8.2%
    660 3M Co.......................................................     81,180
 17,460 General Electric Co.........................................    507,213
                                                                     ----------
                                                                        588,393
                                                                     ----------
Semiconductor -- 6.5%
 11,710 Intel Corp..................................................    213,942
  3,390 Linear Technology Corp......................................    106,548
  1,410 Maxim Integrated Products, Inc. (a).........................     54,045
    460 QLogic Corp. (a)............................................     17,526
  3,150 Texas Instruments Inc.......................................     74,655
                                                                     ----------
                                                                        466,716
                                                                     ----------
Technology -- 19.3%
  2,640 Adobe Systems Inc...........................................     75,240
 13,210 Cisco Systems, Inc. (a).....................................    184,279
  5,450 Dell Computer Corp. (a).....................................    142,463
  3,010 International Business Machines Corp........................    216,720
    350 Lexmark International, Inc. (a).............................     19,040
  9,610 Microsoft Corp. (a).........................................    525,667
  6,040 Network Appliance, Inc. (a).................................     75,138
  9,250 Oracle Corp. (a)............................................     87,597
  1,880 Siebel Systems, Inc. (a)....................................     26,734
  1,840 VERITAS Software Corp. (a)..................................     36,414
                                                                     ----------
                                                                      1,389,292
                                                                     ----------
        TOTAL COMMON STOCK
        (Cost -- $8,195,433)........................................  7,091,627
                                                                     ----------
 Face
Amount
-------
REPURCHASE AGREEMENT -- 1.3%
$94,000 State Street Bank and Trust Co., 1.880% due 7/1/02;
         Proceeds at maturity -- $94,015; (Fully collateralized
         by U.S. Treasury Notes, 7.250% due 8/15/04; Market
         value -- $100,230) (Cost -- $94,000).......................     94,000
                                                                     ----------
        TOTAL INVESTMENTS -- 100%
        (Cost -- $8,289,433*)....................................... $7,185,627
                                                                     ==========

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                          Security                               Value
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
Basic Industries -- 4.9%
  200  Air Products & Chemicals, Inc...............................  $    10,094
  700  Alcan Inc...................................................       26,264
2,500  Alcoa Inc...................................................       82,875
  600  Barrick Gold Corp...........................................       11,394
1,000  OM Group, Inc...............................................       62,000
1,000  PolyOne Corp................................................       11,250
  459  Smurfit-Stone Container Corp. (a)...........................        7,078
  400  UPM-Kymmene Oyj ADR.........................................       15,772
                                                                    ------------
                                                                         226,727
                                                                    ------------
Capital Goods -- 6.1%
  300  The Boeing Co...............................................       13,500
  900  Danaher Corp................................................       59,715
  100  General Dynamics Corp.......................................       10,635
2,900  General Electric Co.........................................       84,245
  900  Honeywell International Inc.................................       31,707
  400  Navistar International Corp.................................       12,800
  750  PACCAR Inc..................................................       33,293
  500  United Technologies Corp....................................       33,950
                                                                    ------------
                                                                         279,845
                                                                    ------------
Communications -- 5.2%
3,500  AT&T Corp...................................................       37,450
8,500  AT&T Wireless Services Inc. (a).............................       49,725
2,600  General Motors Corp., Class H Shares (a)....................       27,040
3,100  Verizon Communications Inc..................................      124,465
                                                                    ------------
                                                                         238,680
                                                                    ------------
Consumer Cyclicals -- 11.8%
  700  Circuit City Stores -- Circuit City Group...................       13,125
3,000  Costco Wholesale Corp. (a)..................................      115,860
  700  Ecolab Inc..................................................       32,361
2,400  Federated Department Stores, Inc. (a).......................       95,280
1,600  Ford Motor Co...............................................       25,600
1,800  The Home Depot, Inc.........................................       66,114
1,360  MGM MIRAGE (a)..............................................       45,900
1,200  Paychex, Inc................................................       37,548
  800  SPX Corp. (a)...............................................       94,000
  700  Staples, Inc. (a)...........................................       13,790
                                                                    ------------
                                                                         539,578
                                                                    ------------
Consumer Non-Cyclicals -- 9.6%
  300  The Coca-Cola Co............................................       16,800
  800  Comcast Corp., Class A Shares (a)...........................       19,072
  700  The Estee Lauder Cos. Inc...................................       24,640
  300  General Mills, Inc..........................................       13,224
  800  Kimberly-Clark Corp.........................................       49,600
  300  Kraft Foods Inc.............................................       12,285
  500  The Kroger Co...............................................        9,950
3,500  Liberty Media Corp., Class A Shares (a).....................       35,000
1,800  PepsiCo, Inc................................................       86,760
1,200  Phillip Morris Cos., Inc....................................       52,416


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                  Security                      Value
---------------------------------------------------------------
Consumer Non-Cyclicals -- 9.6% (continued)
3,100  Safeway Inc. (a)...........................  $    90,489
  500  Unilever PLC ADR...........................       32,400
                                                   ------------
                                                        442,636
                                                   ------------
Energy -- 5.9%
  200  Amerada Hess Corp..........................       16,500
  100  Devon Energy Corp..........................        4,928
3,300  Exxon Mobil Corp...........................      135,036
  300  Royal Dutch Petroleum Co. -- NY Shares.....       16,581
1,200  Total Fina S.A. ADR........................       97,080
                                                   ------------
                                                        270,125
                                                   ------------
Financial Services -- 18.6%
  500  American Express Co........................       18,160
2,400  American International Group, Inc..........      163,752
1,000  Bank of America Corp.......................       70,360
3,100  The Bank of New York Co., Inc..............      104,625
1,000  Bank One Corp..............................       38,480
   10  Berkshire Hathaway Inc., Class B Shares (a)       22,340
  300  Capital One Financial Corp.................       18,315
1,700  FleetBoston Financial Corp.................       54,995
  900  Freddie Mac................................       55,080
  600  The Goldman Sachs Group, Inc...............       44,010
  500  The Hartford Financial Services Group, Inc.       29,735
  400  J.P. Morgan Chase & Co.....................       13,568
  200  Marsh & McLennan Cos., Inc.................       19,320
1,100  Merrill Lynch & Co., Inc...................       44,550
  400  Morgan Stanley.............................       17,232
  700  Wachovia Corp..............................       26,726
  200  Washington Mutual, Inc.....................        7,422
1,800  Wells Fargo & Co...........................       90,108
  200  XL Capital Ltd., Class A Shares............       16,940
                                                   ------------
                                                        855,718
                                                   ------------
Healthcare -- 14.8%
  200  Alcon, Inc.................................        6,850
  200  Amgen Inc. (a).............................        8,376
1,200  Applera Corp...............................       23,388
  300  Biogen, Inc. (a)...........................       12,429
  600  Cephalon, Inc. (a).........................       27,120
  800  Eli Lilly & Co.............................       45,120
  400  Guidant Corp. (a)..........................       12,092
2,200  HCA Inc....................................      104,500
1,500  Immunex Corp. (a)..........................       33,510
  300  Invitrogen Corp. (a).......................        9,603
  100  Merck & Co., Inc...........................        5,064
2,000  Novartis AG ADR............................       87,660
3,000  Pfizer Inc.................................      105,000
  900  Pharmacia Corp.............................       33,705
  900  Schering-Plough Corp.......................       22,140
  300  St. Jude Medical, Inc......................       22,155


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                 Security                     Value
-------------------------------------------------------------
Healthcare -- 14.8% (continued)
1,500  Teva Pharmaceutical Industries Ltd. ADR. $     100,170
  400  Wyeth...................................        20,480
                                                -------------
                                                      679,362
                                                -------------
Technology -- 14.8%
  500  Agilent Technologies, Inc. (a)..........        11,825
2,900  AOL Time Warner Inc. (a)................        42,659
1,500  BEA Systems, Inc. (a)...................        14,265
3,200  BMC Software, Inc. (a)..................        53,120
1,200  Brocade Communications Systems, Inc. (a)        20,976
  900  Celestica Inc. (a)......................        20,439
  800  Cisco Systems, Inc......................        11,160
2,900  Comverse Technology, Inc. (a)...........        26,854
2,200  Dell Computer Corp. (a).................        57,508
1,700  EMC Corp................................        12,835
  400  First Data Corp.........................        14,880
2,500  Intel Corp..............................        45,675
  900  Micron Technology, Inc. (a).............        18,197
3,200  Microsoft Corp. (a).....................       175,040
  400  National Semiconductor Corp. (a)........        11,668
4,400  Nokia Oyj ADR...........................        63,712
1,800  Oracle Corp. (a)........................        17,046
  500  STMicroelectronics N.V. -- NY Shares....        12,165
8,500  Sun Microsystems, Inc. (a)..............        42,585
  300  VERITAS Software Corp. (a)..............         5,937
                                                -------------
                                                      678,546
                                                -------------
Transportation -- 1.0%
  900  Canadian National Railway Co............        46,620
                                                -------------
Utilities -- 3.1%
1,200  American Electric Power Co., Inc........        48,024
  200  El Paso Corp............................         4,122
  500  Exelon Corp.............................        26,150
2,300  The Southern Co.........................        63,020
                                                -------------
                                                      141,316
                                                -------------
       TOTAL COMMON STOCK
       (Cost -- $4,750,212)....................     4,399,153
                                                -------------
CONVERTIBLE PREFERRED STOCK -- 2.4%
Communications -- 2.0%
4,500  The News Corp. Ltd. ADR.................        88,875
                                                -------------
Consumer Cyclicals -- 0.4%
  200  Ford Motor Co. Capital Trust II, 6.500%.        11,250
  300  General Motors Corp., Series B, 5.250%..         7,881
                                                -------------
                                                       19,131
                                                -------------
       TOTAL CONVERTIBLE PREFERRED STOCK
       (Cost -- $130,839)......................       108,006
                                                -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

 Face
Amount                                Security                                    Value
-------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.8%
Technology -- 0.4%
$15,000 Teradyne, Inc., 3.750% due 10/15/06 (b)...............................  $    17,944
                                                                               ------------
Telecommunication and Utilities -- 1.4%
 57,000 Bell Atlantic Financial Services, 5.750% due 4/1/03...................       57,798
 15,000 NTL Communications Corp., 6.750% due 5/15/08 (c)......................        4,800
 27,000 NTL Delaware Inc., 5.750% due 12/15/09 (c)............................        4,050
                                                                               ------------
                                                                                     66,648
                                                                               ------------
        TOTAL CONVERTIBLE CORPORATE BONDS
        (Cost -- $86,010).....................................................       84,592
                                                                               ------------
        TOTAL INVESTMENTS -- 100%
        (Cost -- $4,967,061*).................................................   $4,591,751
                                                                               ============

--------
(a)Non-income producing security.
(b)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)Security is currently in default.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                  Security                     Value
-----------------------------------------------------------------
COMMON STOCK -- 93.8%
Basic Industries -- 4.8%
  631,900 Alcoa Inc............................... $   20,947,485
  363,500 The Dow Chemical Co.....................     12,497,130
  393,100 International Paper Co..................     17,131,298
                                                   --------------
                                                       50,575,913
                                                   --------------
Capital Goods -- 2.5%
  426,400 Honeywell International Inc.............     15,022,072
  162,400 United Technologies Corp................     11,026,960
                                                   --------------
                                                       26,049,032
                                                   --------------
Communications Services -- 7.9%
1,420,600 AT&T Corp...............................     15,200,420
2,587,300 AT&T Wireless Services Inc. (a).........     15,135,705
  593,000 General Motors Corp., Class H Shares (a)      6,167,200
   85,000 Genuity Inc. (a)........................        323,000
1,039,100 Qwest Communications International Inc..      2,909,480
  255,000 SBC Communications Inc..................      7,777,500
1,067,100 Sprint Corp.............................     11,321,931
  600,000 Verizon Communications Inc..............     24,090,000
                                                   --------------
                                                       82,925,236
                                                   --------------
Consumer Cyclicals -- 4.6%
  275,400 Costco Wholesale Corp. (a)..............     10,635,948
  440,000 Federated Department Stores, Inc. (a)...     17,468,000
  912,500 The Gap, Inc............................     12,957,500
  222,142 MGM MIRAGE (a)..........................      7,497,293
                                                   --------------
                                                       48,558,741
                                                   --------------
Consumer Non-Cyclicals -- 11.8%
  200,100 General Mills, Inc......................      8,820,408
  299,000 Kimberly-Clark Corp.....................     18,538,000
1,654,100 Liberty Media Corp., Class A Shares (a).     16,541,000
  545,700 McDonald's Corp.........................     15,525,165
  842,000 The News Corp. Ltd. ADR.................     16,629,500
  378,800 Philip Morris Cos. Inc..................     16,545,984
  243,700 R.J. Reynolds Tobacco Holdings, Inc.....     13,098,875
  615,700 Safeway Inc. (a)........................     17,972,283
                                                   --------------
                                                      123,671,215
                                                   --------------
Energy -- 7.4%
   71,600 Anadarko Petroleum Corp.................      3,529,880
  357,000 Burlington Resources Inc................     13,566,000
  475,000 Conoco Inc., Class A Shares.............     13,205,000
  340,000 Marathon Oil Corp.......................      9,220,800
  205,000 Royal Dutch Petroleum Co................     11,330,350
  185,000 TotalFinaElf S.A. ADR...................     14,966,500
  364,100 Transocean Sedco Forex Inc..............     11,341,715
                                                   --------------
                                                       77,160,245
                                                   --------------
Financial Services -- 24.0%
  395,300 American Express Co.....................     14,357,296
  193,800 Bank of America Corp....................     13,635,768


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                     Security                        Value
-----------------------------------------------------------------------
Financial Services -- 24.0% (continued)
  395,900 The Bank of New York Co., Inc................. $   13,361,625
  450,000 FleetBoston Financial Corp....................     14,557,500
  207,700 Freddie Mac...................................     12,711,240
  201,000 The Goldman Sachs Group, Inc..................     14,743,350
  275,000 Household International, Inc..................     13,667,500
  423,900 J.P. Morgan Chase & Co........................     14,378,688
  474,500 Manulife Financial Corp.......................     13,570,700
  395,000 MBNA Corp.....................................     13,062,650
  448,100 Merrill Lynch & Co., Inc......................     18,148,050
  309,000 Morgan Stanley................................     13,311,720
  804,500 U.S. Bancorp..................................     18,785,075
  420,100 Wachovia Corp.................................     16,039,418
  744,700 Waddell & Reed Financial, Inc., Class A Shares     17,068,524
  363,100 Washington Mutual, Inc........................     13,474,641
  328,000 Wells Fargo & Co..............................     16,419,680
                                                         --------------
                                                            251,293,425
                                                         --------------
Healthcare -- 9.1%
  109,000 Eli Lilly & Co................................      6,147,600
  334,100 HCA Inc.......................................     15,869,750
  123,000 Merck & Co., Inc..............................      6,228,720
  316,000 Novartis AG ADR...............................     13,850,280
  426,200 Pfizer Inc....................................     14,917,000
  485,700 Pharmacia Corp................................     18,189,465
  828,500 Schering-Plough Corp..........................     20,381,100
                                                         --------------
                                                             95,583,915
                                                         --------------
Insurance -- 3.2%
  240,700 American International Group, Inc.............     16,422,961
  199,000 XL Capital Ltd., Class A Shares...............     16,855,300
                                                         --------------
                                                             33,278,261
                                                         --------------
Real Estate Investment Trust -- 1.1%
  370,500 Equity Office Properties Trust................     11,152,050
                                                         --------------
Technology -- 13.5%
1,000,000 3Com Corp. (a)................................      4,400,000
   37,156 Agere Systems Inc., Class A Shares (a)........         52,018
  911,948 Agere Systems Inc., Class B Shares (a)........      1,367,922
  195,200 Computer Associates International, Inc........      3,101,728
1,228,900 Comverse Technology, Inc. (a).................     11,379,614
  504,000 Dell Computer Corp. (a).......................     13,174,560
1,256,700 Hewlett-Packard Co............................     19,202,376
  114,000 Intel Corp....................................      2,082,780
  106,500 International Business Machines Corp..........      7,668,000
6,500,000 Lucent Technologies Inc.......................     10,790,000
  834,000 Motorola, Inc.................................     12,026,280
  296,400 National Semiconductor Corp. (a)..............      8,645,988
1,381,300 Nokia Oyj ADR.................................     20,001,224
1,854,100 Solectron Corp................................     11,402,715
3,342,700 Sun Microsystems, Inc. (a)....................     16,746,927
                                                         --------------
                                                            142,042,132
                                                         --------------
Transportation -- 0.8%
  160,000 Canadian National Railway Co..................      8,288,000
                                                         --------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                        Security                            Value
------------------------------------------------------------------------------
Utilities -- 3.1%
    350,900 American Electric Power Co., Inc.................. $    14,043,018
    842,100 El Paso Corp......................................      17,355,681
    139,055 The Williams Cos., Inc............................         832,937
                                                               ---------------
                                                                    32,231,636
                                                               ---------------
            TOTAL COMMON STOCK (Cost -- $1,005,380,720).......     982,809,801
                                                               ---------------
PREFERRED STOCK -- 0.6%
    123,500 Ford Motor Co. Capital Trust II
            (Cost -- $6,175,000)..............................       6,946,875
                                                               ---------------
            SUB-TOTAL INVESTMENTS (Cost -- $1,011,555,720)....     989,756,676
                                                               ---------------

   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 5.6%
$58,417,000 State Street Bank and Trust Co., 1.880% due
             7/1/02; Proceeds at maturity -- $58,426,152;
             (Fully collateralized by U.S. Treasury Bonds,
             6.250% due 8/15/23; Market
             value -- $59,593,163) (Cost -- $58,417,000)......      58,417,000
                                                               ---------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $1,069,972,720*)..... $ 1,048,173,676
                                                               ===============

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

Shares                      Security                           Value
------------------------------------------------------------------------
COMMON STOCK -- 43.8%
Basic Industries -- 0.0%
  4,310 Indesco International, Inc........................ $      23,705
                                                           -------------
Capital Goods -- 1.1%
 16,000 Pitney Bowes Inc..................................       635,520
  7,400 United Technologies Corp..........................       502,460
                                                           -------------
                                                               1,137,980
                                                           -------------
Communications -- 0.9%
 47,100 The News Corp. Ltd. ADR...........................       930,225
 34,200 NTL Inc. (a)......................................         1,094
                                                           -------------
                                                                 931,319
                                                           -------------
Consumer Cyclicals -- 0.2%
 28,868 Fine Host Corp. (a)+..............................       230,944
                                                           -------------
Consumer Non-Cyclicals -- 3.8%
  6,200 Avon Products, Inc................................       323,888
 13,000 The Coca-Cola Co..................................       728,000
 10,000 H.J. Heinz Co.....................................       411,000
 20,000 Hormel Foods Corp.................................       478,800
 23,700 The Kroger Co.....................................       471,630
  6,000 McDonald's Corp...................................       170,700
  8,000 PepsiCo, Inc......................................       385,600
 33,800 Safeway Inc. (a)..................................       986,622
                                                           -------------
                                                               3,956,240
                                                           -------------
Energy -- 8.2%
 20,436 BP Amoco PLC......................................     1,031,814
  7,392 ChevronTexaco Corp................................       654,192
 66,000 Exxon Mobil Corp..................................     2,700,720
 35,000 Halliburton Co....................................       557,900
 25,000 Kerr-McGee Corp...................................     1,128,125
 12,800 Royal Dutch Petroleum Co. - NY Shares.............       707,456
 16,000 Schlumberger Ltd..................................       744,000
 60,000 Suncor Energy, Inc................................     1,071,600
                                                           -------------
                                                               8,595,807
                                                           -------------
Financial Services -- 6.3%
 30,000 The Allstate Corp.................................     1,109,400
 14,600 American International Group Inc..................       996,158
  9,000 Bank of America Corp..............................       633,240
 34,400 The Bank of New York Co., Inc.....................     1,161,000
    466 Berkshire Hathaway Inc., Class B Shares (a).......     1,041,045
 18,000 The Chubb Corp....................................     1,274,400
 10,500 Merrill Lynch & Co., Inc..........................       425,250
                                                           -------------
                                                               6,640,493
                                                           -------------
Healthcare -- 4.4%
  6,000 Bausch & Lomb Inc.................................       203,100
  8,000 Johnson & Johnson.................................       418,080
  8,000 Merck & Co., Inc..................................       405,120
 30,000 Pfizer Inc........................................     1,050,000
 31,310 Pharmacia Corp....................................     1,172,560
 27,000 Wyeth.............................................     1,382,400
                                                           -------------
                                                               4,631,260
                                                           -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
-----------------------------------------------------------------------
Manufacturing -- 0.5%
 15,100 Alcoa Inc......................................... $    500,565
  2,028 Axiohm Transaction Solution, Inc. (a).............            0
                                                           ------------
                                                                500,565
                                                           ------------
Real Estate Investment Trust -- 9.7%
 67,500 Arden Realty, Inc.................................    1,920,375
 35,000 Bedford Property Investors, Inc...................      948,500
 55,000 Brandywine Realty Trust...........................    1,424,500
 45,000 Duke-Weeks Realty Corp............................    1,302,750
 75,000 Mid-Atlantic Realty Trust.........................    1,320,000
 84,000 New Plan Excel Realty Trust.......................    1,749,720
 18,000 Prentiss Properties Trust.........................      571,500
 35,000 Reckson Associates Realty Corp....................      871,500
                                                           ------------
                                                             10,108,845
                                                           ------------
Technology -- 2.8%
 18,722 Hewlett-Packard Co................................      286,072
 31,000 International Business Machines Corp..............    2,232,000
 29,000 Motorola, Inc.....................................      418,180
                                                           ------------
                                                              2,936,252
                                                           ------------
Telecommunications -- 4.8%
 20,000 AT&T Corp.........................................      214,000
 12,872 AT&T Wireless Services Inc. (a)...................       75,301
 59,100 SBC Communications Inc. (b).......................    1,802,550
 74,160 Verizon Communications Inc. (b)...................    2,977,524
                                                           ------------
                                                              5,069,375
                                                           ------------
Transportation -- 1.1%
 14,000 Canadian National Railway Co......................      725,200
  6,200 United Parcel Services, Inc., Class B Shares......      382,850
                                                           ------------
                                                              1,108,050
                                                           ------------
        TOTAL COMMON STOCK (Cost -- $43,672,574)..........   45,870,835
                                                           ------------
CONVERTIBLE PREFERRED STOCK -- 0.6%
Technology -- 0.6%
 16,000 Solectron Corp., 7.250%...........................      285,760
120,103 UnitedGlobalCom, Inc., Series C, 7.000%...........      330,284
                                                           ------------
                                                                616,044
                                                           ------------
Transportation -- 0.0%
        TCR Holding Corp. (a):
    321  Class B Shares...................................            0
    177  Class C Shares...................................            0
    466  Class D Shares...................................            1
    964  Class E Shares...................................            0
                                                           ------------
                                                                      1
                                                           ------------
        TOTAL CONVERTIBLE PREFERRED STOCK (Cost
        -- $1,902,171)....................................      616,045
                                                           ------------
RIGHTS -- 0.0%
229,657 Contifinancial Corp. (units) (Cost -- $14,775)....       14,780
                                                           ------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                          Value
---------------------------------------------------------------------------
CORPORATE BONDS -- 9.9%
Basic Industries -- 0.5%
$   200,000 Berry Plastics Corp., 12.250% due 4/15/04......... $    202,500
    125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08 (a)...      132,813
    200,000 Radnor Holdings Inc., 10.000% due 12/1/03.........      184,000
                                                               ------------
                                                                    519,313
                                                               ------------
Consumer Cyclicals -- 0.3%
    115,000 Cole National Group Inc., 8.625% due 8/15/07......      114,137
    225,000 HMH Properties, 7.875% due 8/1/08.................      215,438
                                                               ------------
                                                                    329,575
                                                               ------------
Consumer Non-Cyclicals -- 1.6%
    100,000 American Safety Razor Co., 9.875% due 8/1/05......       85,500
    100,000 Dominion Fiber Ventures LLC, 7.050% due 3/15/05
             (c)..............................................       97,290
    300,000 H.J. Heinz Finance Co., 6.750% due 3/15/32........      297,861
    125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05.      128,750
    130,000 Hines Horticulture, Inc., 12.750% due 10/15/05....      133,250
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08...      236,250
    175,000 North Atlantic Trading Co., 11.000% due 6/15/04...      176,094
    150,000 Park Place Entertainment Corp., 7.875% due
             12/15/05.........................................      150,750
    325,000 Safeway Inc., 7.250% due 2/1/31...................      337,632
                                                               ------------
                                                                  1,643,377
                                                               ------------
Energy -- 0.2%
    200,000 Devon Financing Corp. ULC, 6.875% due 9/30/11 (c).      208,643
                                                               ------------
Financial/Leasing -- 2.9%
    650,000 Bank of America Corp., 2.228% due 10/22/04........      651,550
    325,000 The Goldman Sachs Group, Inc., 6.600% due 1/15/12.      331,630
    650,000 Household Finance Corp., 8.000% due 7/15/10.......      687,562
     60,000 Qwest Capital Funding, 7.250% due 2/15/11 (c).....       33,600
    625,000 Standard Chartered Bank, 8.000% due 5/30/31 (c)...      657,429
    700,000 Washington Mutual Financial, 6.875% due 5/15/11...      736,224
                                                               ------------
                                                                  3,097,995
                                                               ------------
Manufacturing -- 0.7%
    200,000 Ford Motor Credit Co., 7.875% due 6/15/10.........      209,395
    200,000 General Motors Acceptance Corp., 6.875% due
             9/15/11..........................................      198,898
    350,000 The Goodyear Tire & Rubber Co., 8.125% due 3/15/03      354,333
                                                               ------------
                                                                    762,626
                                                               ------------
Media -- 0.7%
    200,000 CSC Holdings, Inc., 10.500% due 5/15/16...........      151,000
    250,000 Metronet Communications Co., (zero coupon until
             6/15/03, 9.950% thereafter) due 6/15/08..........       26,250
    175,000 Rogers Communications, Inc., 8.875% due 7/15/07...      160,125
    350,000 Viacom Inc., 6.625% due 5/15/11 (c)...............      359,875
                                                               ------------
                                                                    697,250
                                                               ------------
Services and Other -- 0.6%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09..      241,250
    350,000 Cendant Corp., 7.750% due 12/1/03.................      359,497
                                                               ------------
                                                                    600,747
                                                               ------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                          Value
---------------------------------------------------------------------------
Telecommunications and Utilities -- 0.7%
$   350,000 AOL Time Warner Inc., 7.625% due 4/15/31.......... $    307,278
    275,000 AT&T Wireless Services Inc., 8.750% due 3/1/31....      212,929
    250,000 Calpine Corp., 8.750% due 7/15/07.................      176,250
    250,000 NTL Inc., (zero coupon until 4/1/03, 9.750%
             thereafter) due 4/1/08 (c)(d)....................       56,250
                                                               ------------
                                                                    752,707
                                                               ------------
Transportation -- 0.8%
    200,000 The Holt Group, 9.750% due 1/15/06 (a)(d).........        7,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08..........      157,500
    629,252 US Airways, Inc., 7.890% due 3/1/19 (e)...........      661,234
                                                               ------------
                                                                    825,734
                                                               ------------
Utilities -- 0.9%
    500,000 The AES Corp., 4.500% due 8/15/05.................      293,125
    800,000 The Williams Cos., Inc., Series A, 6.750% due
             1/15/06 (f)......................................      650,130
                                                               ------------
                                                                    943,255
                                                               ------------
            TOTAL CORPORATE BONDS (Cost -- $11,386,305).......   10,381,222
                                                               ------------
CONVERTIBLE CORPORATE BONDS -- 4.3%
Consumer Cyclicals -- 0.6%
    750,000 Costco Wholesale Corp., zero coupon due 8/19/17...      665,625
                                                               ------------
Energy -- 0.5%
    500,000 Diamond Offshore Drilling, 1.500% due 4/15/31.....      455,625
  1,000,000 Friede Goldman Halter, 4.500% due 9/15/04 (d).....      105,000
                                                               ------------
                                                                    560,625
                                                               ------------
Media and Telecommunications -- 1.3%
    750,000 CIENA Corp., 3.750% due 2/1/08....................      445,313
    750,000 EchoStar Communications Corp., 5.750% due 5/15/08
             (c)..............................................      585,938
            NTL Communications Corp. (c)(d):
    500,000  6.750% due 5/15/08...............................      160,000
    405,000  7.000% due 12/15/08..............................      103,275
    250,000 NTL Delaware Inc., 5.750% due 12/15/09 (c)(d).....       37,500
                                                               ------------
                                                                  1,332,026
                                                               ------------
Technology -- 1.9%
    750,000 Comverse Technology Inc., 1.500% due 12/1/05......      587,813
    750,000 i2 Technologies Inc., 5.250% due 12/15/06.........      535,313
    500,000 Mercury Interactive Corp., 4.750% due 7/1/07......      402,500
    500,000 Rational Software Corp., 5.000% due 2/1/07........      410,625
                                                               ------------
                                                                  1,936,251
                                                               ------------
            TOTAL CONVERTIBLE CORPORATE
            BONDS (Cost -- $5,754,648)........................    4,494,527
                                                               ------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 15.3%
            U.S. Treasury Notes:
  2,000,000  5.000% due 2/15/11...............................    2,034,478
  1,600,000  5.375% due 2/15/31...............................    1,567,250
            Federal Home Loan Mortgage Corporation (FHLMC):
  1,522,000  6.250% due 7/15/04...............................    1,619,918
    344,978  8.000% due 7/1/20................................      369,682



                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 15.3% (continued)
$   125,539  6.500% due 3/1/26................................ $    128,974
    133,046  Gold, 6.500% due 3/1/26..........................      136,687
    229,426  Gold, 6.500% due 5/1/26..........................      235,704
  2,500,000  Gold, 6.000% due 11/1/30 (g)(h)..................    2,493,750
            Federal National Mortgage Association (FNMA):
     13,009  6.500% due 10/1/10...............................       13,609
  1,000,000  6.250% due 2/1/11................................    1,052,907
    103,406  6.500% due 10/1/11...............................      108,093
    202,954  6.500% due 4/1/13................................      211,704
    123,776  6.500% due 5/1/13................................      129,113
    257,628  6.500% due 7/1/13................................      268,735
    346,470  9.000% due 1/1/24................................      383,001
     32,230  7.000% due 9/1/25................................       33,542
     60,951  6.500% due 12/1/25...............................       62,618
    112,295  7.000% due 3/1/26................................      116,801
    163,990  6.500% due 6/1/26................................      168,376
    138,187  7.000% due 3/1/27................................      143,731
     29,429  7.000% due 11/1/28...............................       30,563
    288,908  7.000% due 2/1/29................................      300,226
     27,778  7.000% due 3/1/29................................       28,892
    533,480  7.000% due 4/1/29................................      554,032
     16,399  8.000% due 5/1/30................................       17,420
    880,000  6.000% due 9/1/30 (g)(h).........................      877,518
     13,067  8.000% due 9/1/30................................       13,881
    441,973  8.000% due 1/1/31................................      469,497
    244,099  8.000% due 2/1/31................................      259,300
  2,200,000  6.500% due 6/1/31 (g)(h).........................    2,242,614
                                                               ------------
            TOTAL U.S. GOVERNMENT AGENCIES AND
            OBLIGATIONS (Cost -- $15,399,885).................   16,072,616
                                                               ------------
ASSET-BACKED SECURITIES -- 3.3%
Financial/Leasing -- 3.3%
    684,698 Green Tree Financial Corp., Series 1997-6, Class
             A8, 7.070% due 1/15/29...........................      723,195
  1,100,000 LB Commercial Conduit Mortgage Trust, Series
             1999-C1, Class A2, 6.780% due 4/15/09............    1,187,630
    325,000 Morgan Stanley, 6.600% due 4/1/12.................      331,795
    500,000 Prime Credit Card Master Trust, Series 2000-1,
             Class A, 6.700% due 10/15/09.....................      538,185
    385,372 Soundview Home Equity Loan Trust, Series 2000-1,
             Class A1F, 8.640% due 5/25/30....................      416,569
    325,000 Sprint Capital Corp., 8.375% due 3/15/12..........      269,664
                                                               ------------
            TOTAL ASSET-BACKED SECURITIES (Cost -- $3,308,220)    3,467,038
                                                               ------------
            SUB-TOTAL INVESTMENTS (Cost -- $81,438,578).......   80,917,063
                                                               ------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                          Value
---------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 22.8%
$23,852,000 State Street Bank and Trust Co., 1.880% due
             7/1/02; Proceeds at maturity -- $23,855,737;
             (Fully collateralized by U.S. Treasury Bonds,
             6.000% due 2/15/26; Market
             value -- $24,331,635) (Cost -- $23,852,000)...... $ 23,852,000
                                                               ------------
            TOTAL INVESTMENTS -- 100% (Cost -- $105,290,578*). $104,769,063
                                                               ============

--------
(a)Non-income producing security.
(b)Securities with an aggregate market value of $4,780,074 are segregated as collateral for mortgage dollar rolls.
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)Security is currently in default.
(e)Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
(f)Rate shown reflects current rate on instrument with variable rates.
(g)Mortgage dollar roll.
(h)Security is issued on a to-be-announced ("TBA") basis.
 + Security is valued in accordance with fair valuation procedures.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          June 30, 2002 (unaudited)



                                                                             Asia     International
                                                                            Growth       Equity
                                                                             Fund         Fund
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost................................................... $ 8,376,582   $10,391,076
 Short-term investments, at cost........................................          --            --
                                                                         ===========   ===========
 Investments, at value.................................................. $ 9,664,199   $ 8,062,680
 Short-term investments, at value ......................................          --            --
 Foreign currency, at value++...........................................      44,838            --
 Cash...................................................................     240,477            --
 Receivable for Fund shares sold........................................      88,238        22,564
 Receivable from manager................................................      85,875         4,051
 Receivable for securities sold.........................................      69,037       389,425
 Dividends and interest receivable......................................      19,076        27,559
 Receivable from broker - variation margin..............................          --            --
 Other assets...........................................................      30,957            --
                                                                         -----------   -----------
 Total Assets...........................................................  10,242,697     8,506,279
                                                                         -----------   -----------
LIABILITIES:
 Payable for Fund shares purchased......................................     112,274        75,805
 Service and distribution fees payable..................................       6,008         4,643
 Administration fee payable.............................................         426           367
 Payable to custodian...................................................          --        55,876
 Payable for securities purchased.......................................          --            --
 Management fee payable.................................................          --            --
 Dividends payable......................................................          --            --
 Other liabilities......................................................         937            --
 Accrued expenses.......................................................      54,939        90,482
                                                                         -----------   -----------
 Total Liabilities......................................................     174,584       227,173
                                                                         -----------   -----------
Total Net Assets........................................................ $10,068,113   $ 8,279,106
                                                                         ===========   ===========
NET ASSETS:
 Par value of shares of capital stock .................................. $     1,370   $     1,267
 Capital paid in excess of par value ...................................  14,913,223    18,086,285
 Undistributed (overdistributed) net investment income..................    (185,806)           --
 Accumulated net investment loss........................................          --       (17,986)
 Accumulated net realized gain (loss) from security transactions,
   options and futures contracts........................................  (5,947,995)   (7,462,770)
 Net unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currencies.....................................   1,287,321    (2,327,690)
                                                                         -----------   -----------
Total Net Assets........................................................ $10,068,113   $ 8,279,106
                                                                         ===========   ===========
Shares Outstanding:
Class A.................................................................     405,675       581,770
                                                                         ===========   ===========
Class B.................................................................     564,288       381,521
                                                                         ===========   ===========
Class 2.................................................................     305,558       299,957
                                                                         ===========   ===========
Class O.................................................................      94,819         3,265
                                                                         ===========   ===========
Class Y.................................................................          --            --
                                                                         ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*.......................................................       $7.45         $6.62
                                                                         ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   5.75%) ..............................................................       $7.90         $7.02
                                                                         ===========   ===========
Class B Shares
 Net asset value and offering price per share* .........................       $7.28         $6.47
                                                                         ===========   ===========
Class 2 Shares
 Net asset value*.......................................................       $7.28         $6.47
                                                                         ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   1.00%)...............................................................       $7.35         $6.54
                                                                         ===========   ===========
Class O Shares
 Net asset value, offering price and redemption price per share.........       $7.54         $6.51
                                                                         ===========   ===========
Class Y Shares
 Net asset value, offering price and redemption price per share.........          --            --
                                                                         ===========   ===========

--------
++Foreign currency at cost for the Asia Growth Fund is $44,697.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.



                      See Notes to Financial Statements.


  Small Cap                      All Cap     Large Cap    Large Cap     Investors
   Growth          Capital        Value       Growth     Core Equity      Value        Balanced
    Fund            Fund          Fund         Fund         Fund          Fund           Fund
--------------------------------------------------------------------------------------------------
$283,299,400   $1,489,919,048  $ 9,383,659  $ 8,195,433  $4,967,061  $1,011,555,720  $ 81,438,578
  46,466,000       65,591,000      856,000       94,000          --      58,417,000    23,852,000
============   ==============  ===========  ===========  ==========  ==============  ============
$242,344,483   $1,282,609,970  $ 8,222,798  $ 7,091,627  $4,591,751  $  989,756,676  $ 80,917,063
  46,466,000       65,591,000      856,000       94,000          --      58,417,000    23,852,000
          --               --           --           --          --              --            --
         314              642           87          503      23,505             170           670
   1,134,549        5,396,710           --        3,204      24,341       2,867,911       595,450
          --               --       22,620        2,751      30,072              --            --
   1,938,395       30,021,763           --       76,112          --       2,612,630            --
      83,817        1,609,956        8,979        9,479       4,695       1,749,898       587,451
     217,500               --           --           --          --              --            --
          --           12,737       58,240           --      76,203              --        85,701
------------   --------------  -----------  -----------  ----------  --------------  ------------
 292,185,058    1,385,242,778    9,168,724    7,277,676   4,750,567   1,055,404,285   106,038,335
------------   --------------  -----------  -----------  ----------  --------------  ------------

     817,117        4,381,623           --       53,375          --       2,490,463       788,355
     138,211          751,323          320        8,217          --         158,804       122,394
      12,059               --        1,029          307         516              --         4,133
          --               --           --           --          --              --            --
     764,946       49,244,731           --       35,264      40,296      10,914,454     5,573,979
     168,832          675,704           --           --          --       1,519,853       109,230
          --               --           --           --          --       1,068,043        31,449
     153,802               --           --           --          24              --        29,761
     119,217               --       33,452       26,885          --         156,991        23,474
------------   --------------  -----------  -----------  ----------  --------------  ------------
   2,174,184       55,053,381       34,801      124,048      40,836      16,308,608     6,682,775
------------   --------------  -----------  -----------  ----------  --------------  ------------
$290,010,874   $1,330,189,397  $ 9,133,923  $ 7,153,628  $4,709,731  $1,039,095,677  $ 99,355,560
============   ==============  ===========  ===========  ==========  ==============  ============

$     26,422   $       63,107  $       815  $     1,089  $      405  $       62,928  $      8,305
 330,086,546    1,521,784,530   10,198,173   11,635,189   5,057,045   1,053,278,475    99,259,288
     372,027       (2,072,398)      (9,681)          --        (229)           (754)     (216,703)
          --               --           --      (42,018)         --              --            --
     279,496       17,722,948      105,477   (3,336,826)     27,820       7,553,876       826,152
 (40,753,617)    (207,308,790)  (1,160,861)  (1,103,806)   (375,310)    (21,798,848)     (521,482)
------------   --------------  -----------  -----------  ----------  --------------  ------------
$290,010,874   $1,330,189,397  $ 9,133,923  $ 7,153,628  $4,709,731  $1,039,095,677  $ 99,355,560
============   ==============  ===========  ===========  ==========  ==============  ============

  16,558,072       13,067,082        1,322      166,748          --      12,560,743     2,267,570
============   ==============  ===========  ===========  ==========  ==============  ============
   6,209,183       17,747,096       11,748      484,477          --       4,404,956     4,527,203
============   ==============  ===========  ===========  ==========  ==============  ============
   3,592,874       20,624,315        2,114      436,008       4,527       3,761,176     1,415,469
============   ==============  ===========  ===========  ==========  ==============  ============
      62,016        9,913,064      800,000        1,921     400,000      34,765,156        94,887
============   ==============  ===========  ===========  ==========  ==============  ============
          --        1,755,615           --           --          --       7,435,684            --
============   ==============  ===========  ===========  ==========  ==============  ============

      $11.13           $21.38       $11.20        $6.68          --          $16.57        $12.01
============   ==============  ===========  ===========  ==========  ==============  ============
      $11.81           $22.68       $11.88        $7.09          --          $17.58        $12.74
============   ==============  ===========  ===========  ==========  ==============  ============

      $10.69           $20.80       $11.14        $6.55          --          $16.25        $11.94
============   ==============  ===========  ===========  ==========  ==============  ============

      $10.74           $20.85       $11.17        $6.55      $11.63          $16.30        $11.97
============   ==============  ===========  ===========  ==========  ==============  ============
      $10.85           $21.06       $11.28        $6.62      $11.75          $16.46        $12.09
============   ==============  ===========  ===========  ==========  ==============  ============

      $11.25           $21.56       $11.21        $6.64      $11.64          $16.54        $12.09
============   ==============  ===========  ===========  ==========  ==============  ============

          --           $21.58           --           --          --          $16.54            --
============   ==============  ===========  ===========  ==========  ==============  ============



                      See Notes to Financial Statements.

          Statements of Operations
          For the Six Months Ended June 30, 2002 (unaudited)



                                                           Asia    International
                                                          Growth      Equity
                                                           Fund        Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends............................................. $  94,322   $    98,468
 Interest..............................................        --         8,169
 Less: Foreign withholding tax.........................      (552)       (9,374)
                                                        ---------   -----------
 Total Investment Income...............................    93,770        97,263
                                                        ---------   -----------
EXPENSES:
 Management fee (Note 2)...............................    42,402        45,938
 Service and distribution fees (Note 2)................    37,571        31,331
 Registration fees.....................................    29,865        21,324
 Shareholder and system servicing fees.................    27,150        11,082
 Custody...............................................    20,815         3,571
 Audit and legal.......................................    16,833        15,620
 Shareholder communications............................     7,421        20,332
 Administration fee (Note 2)...........................     2,650         2,552
 Directors' fees.......................................       362           992
 Printing service fees.................................        --            --
 Other.................................................     8,507         9,769
                                                        ---------   -----------
 Total Expenses........................................   193,576       162,511
 Less: Management fee waiver and expense reimbursement
   (Note 2)............................................  (103,532)      (54,617)
                                                        ---------   -----------
 Net Expenses..........................................    90,044       107,894
                                                        ---------   -----------
Net Investment Income (Loss)...........................     3,726       (10,631)
                                                        ---------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
(NOTES 1 AND 4):
 Realized Gain (Loss) From:
   Security transactions...............................   885,388      (659,216)
   Options written.....................................        --            --
   Options purchased...................................        --            --
   Futures contracts...................................        --            --
   Foreign currency transactions.......................   (63,367)          414
                                                        ---------   -----------
 Net Realized Gain (Loss)..............................   822,021      (658,802)
                                                        ---------   -----------
 Change in Net Unrealized Appreciation (Depreciation)
   of:
   Security transactions...............................  (409,759)     (562,580)
   Foreign currency transactions.......................     9,367           647
                                                        ---------   -----------
 Change in Net Unrealized Appreciation (Depreciation)..  (400,392)     (561,933)
                                                        ---------   -----------
Net Gain (Loss) on Investments, Options, Futures
 Contracts and Foreign Currencies......................   421,629    (1,220,735)
                                                        ---------   -----------
Increase (Decrease) in Net Assets From Operations...... $ 425,355   $(1,231,366)
                                                        =========   ===========



                      See Notes to Financial Statements.


  Small Cap                    All Cap     Large Cap    Large Cap    Investors
   Growth        Capital        Value       Growth     Core Equity     Value        Balanced
    Fund          Fund          Fund         Fund         Fund         Fund           Fund
----------------------------------------------------------------------------------------------
$    668,551  $   5,382,991  $    50,685  $    44,659   $  31,707  $   8,468,052  $   680,648
   1,190,645      3,922,638        4,993        1,923       3,387        713,605    1,396,268
          --       (135,842)        (313)          --          --       (119,306)      (4,876)
------------  -------------  -----------  -----------   ---------  -------------  -----------
   1,859,196      9,169,787       55,365       46,582      35,094      9,062,351    2,072,040
------------  -------------  -----------  -----------   ---------  -------------  -----------

   1,166,143      3,993,735       38,720       32,050      16,618      2,941,473      282,793
     792,277      4,505,536          471       37,321          99        953,354      407,798
      32,109        154,350       38,156       20,507      15,814         44,057       23,648
     164,337        742,189          188        5,385      17,138        253,484       82,355
       9,050         27,359        7,055        3,868       5,867         20,014        4,027
      22,413         45,170       14,153        9,231      13,732         43,050       17,801
      77,233        176,180        2,744        4,239          --        110,483       34,390
      76,721             --        2,567        2,137       1,278             --       25,709
       2,851         24,254          188          452          90         27,067        1,146
          --             --           --           --         216             --           --
       8,524         37,105       17,078        7,484      10,801         25,502       15,113
------------  -------------  -----------  -----------   ---------  -------------  -----------
   2,351,658      9,705,878      121,320      122,674      81,653      4,418,484      894,780
    (863,589)            --      (56,315)     (34,074)    (49,595)            --     (127,075)
------------  -------------  -----------  -----------   ---------  -------------  -----------
   1,488,069      9,705,878       65,005       88,600      32,058      4,418,484      767,705
------------  -------------  -----------  -----------   ---------  -------------  -----------
     371,127       (536,091)      (9,640)     (42,018)      3,036      4,643,867    1,304,335
------------  -------------  -----------  -----------   ---------  -------------  -----------




   4,434,678     41,941,364      112,912     (852,564)     27,820     10,114,771      784,297
          --             --        1,940           --          --             --           --
          --     (2,606,576)      (1,524)          --          --             --           --
  (1,501,017)            --           --           --          --             --           --
          --         (7,923)          --           --          --            256           --
------------  -------------  -----------  -----------   ---------  -------------  -----------
   2,933,661     39,326,865      113,328     (852,564)     27,820     10,115,027      784,297
------------  -------------  -----------  -----------   ---------  -------------  -----------

 (57,913,109)  (264,548,850)  (2,046,895)    (846,981)   (677,853)  (157,755,645)  (3,411,575)
          --            288           --           --          --            196           --
------------  -------------  -----------  -----------   ---------  -------------  -----------
 (57,913,109)  (264,548,562)  (2,046,895)    (846,981)   (677,853)  (157,755,449)  (3,411,575)
------------  -------------  -----------  -----------   ---------  -------------  -----------
 (54,979,448)  (225,221,697)  (1,933,567)  (1,699,545)   (650,033)  (147,640,422)  (2,627,278)
------------  -------------  -----------  -----------   ---------  -------------  -----------
$(54,608,321) $(225,757,788) $(1,943,207) $(1,741,563)  $(646,997) $(142,996,555) $(1,322,943)
============  =============  ===========  ===========   =========  =============  ===========


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2002 (unaudited)



                                                            Asia      International
                                                           Growth        Equity
                                                            Fund          Fund
-----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).......................... $      3,726  $    (10,631)
 Net realized gain (loss)..............................      822,021      (658,802)
 Change in net unrealized appreciation (depreciation)..     (400,392)     (561,933)
                                                        ------------  ------------
 Increase (Decrease) in Net Assets From Operations.....      425,355    (1,231,366)
                                                        ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income.................................      (62,680)           --
 Net realized gains....................................           --            --
                                                        ------------  ------------
 Decrease in Net Assets From Distributions to
   Shareholders........................................      (62,680)           --
                                                        ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares......................   25,146,376    33,159,721
 Net asset value of shares issued for reinvestment of
   dividends...........................................       49,614            --
 Cost of shares reacquired.............................  (25,397,252)  (34,059,061)
                                                        ------------  ------------
 Increase (Decrease) in Net Assets From Fund Share
   Transactions........................................     (201,262)     (899,340)
                                                        ------------  ------------
Increase (Decrease) in Net Assets......................      161,413    (2,130,706)
NET ASSETS:
 Beginning of period...................................    9,906,700    10,409,812
                                                        ------------  ------------
 End of period*........................................ $ 10,068,113  $  8,279,106
                                                        ============  ============
* Includes undistributed (overdistributed) net
 investment income of:.................................    $(185,806)           --
                                                        ============  ============
* Includes accumulated net investment loss of:.........           --      $(17,986)
                                                        ============  ============



                      See Notes to Financial Statements.


  Small Cap                      All Cap     Large Cap    Large Cap     Investors
   Growth          Capital        Value       Growth     Core Equity      Value        Balanced
    Fund            Fund          Fund         Fund         Fund          Fund           Fund
--------------------------------------------------------------------------------------------------

$     371,127  $     (536,091) $    (9,640) $   (42,018) $    3,036  $    4,643,867  $  1,304,335
    2,933,661      39,326,865      113,328     (852,564)     27,820      10,115,027       784,297
  (57,913,109)   (264,548,562)  (2,046,895)    (846,981)   (677,853)   (157,755,449)   (3,411,575)
-------------  --------------  -----------  -----------  ----------  --------------  ------------
  (54,608,321)   (225,757,788)  (1,943,207)  (1,741,563)   (646,997)   (142,996,555)   (1,322,943)
-------------  --------------  -----------  -----------  ----------  --------------  ------------

           --      (1,527,162)     (10,000)          --      (5,232)     (4,644,877)   (1,732,569)
     (275,762)             --       (5,632)          --      (3,441)             --      (137,504)
-------------  --------------  -----------  -----------  ----------  --------------  ------------
     (275,762)     (1,527,162)     (15,632)          --      (8,673)     (4,644,877)   (1,870,073)
-------------  --------------  -----------  -----------  ----------  --------------  ------------

  170,522,802     372,035,713      195,503      993,716      57,412     225,128,912    10,347,657
      252,539       1,364,736           97           --          38       3,006,814     1,511,248
 (129,795,456)   (113,728,126)      (6,848)  (1,837,054)         --     (84,778,091)  (14,116,821)
-------------  --------------  -----------  -----------  ----------  --------------  ------------
   40,979,885     259,672,323      188,752     (843,338)     57,450     143,357,635    (2,257,916)
-------------  --------------  -----------  -----------  ----------  --------------  ------------
  (13,904,198)     32,387,373   (1,770,087)  (2,584,901)   (598,220)     (4,283,797)   (5,450,932)

  303,915,072   1,297,802,024   10,904,010    9,738,529   5,307,951   1,043,379,474   104,806,492
-------------  --------------  -----------  -----------  ----------  --------------  ------------
$ 290,010,874  $1,330,189,397  $ 9,133,923  $ 7,153,628  $4,709,731  $1,039,095,677  $ 99,355,560
=============  ==============  ===========  ===========  ==========  ==============  ============
     $372,027     $(2,072,398)     $(9,681)          --       $(229)          $(754)    $(216,703)
=============  ==============  ===========  ===========  ==========  ==============  ============
           --              --           --     $(42,018)         --              --            --
=============  ==============  ===========  ===========  ==========  ==============  ============


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2001



                                                                                Asia      International
                                                                               Growth        Equity
                                                                                Fund          Fund
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).............................................. $     17,535  $    (55,975)
 Net realized gain (loss)..................................................   (3,129,895)   (6,661,350)
 Change in net unrealized appreciation (depreciation)......................    2,584,838     2,050,569
                                                                            ------------  ------------
 Increase (Decrease) in Net Assets From Operations.........................     (527,522)   (4,666,756)
                                                                            ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income.....................................................     (123,504)           --
 Net realized gains........................................................           --            --
                                                                            ------------  ------------
 Decrease in Net Assets From Distributions to Shareholders.................     (123,504)           --
                                                                            ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares..........................................   71,995,214    92,417,158
 Net asset value of shares issued for reinvestment of dividends............      101,646            --
 Cost of shares reacquired.................................................  (75,287,145)  (99,893,718)
                                                                            ------------  ------------
 Increase (Decrease) in Net Assets From Fund Share Transactions............   (3,190,285)   (7,476,560)
                                                                            ------------  ------------
Increase (Decrease) in Net Assets..........................................   (3,841,311)  (12,143,316)
NET ASSETS:
 Beginning of year.........................................................   13,748,011    22,553,128
                                                                            ------------  ------------
 End of year*.............................................................. $  9,906,700  $ 10,409,812
                                                                            ============  ============
* Includes undistributed (overdistributed) net investment income of:.......     $(63,485)      $(7,769)
                                                                            ============  ============

(a) For the period from October 15, 2001 (commencement of operations) to December 31, 2001.


                      See Notes to Financial Statements.


   Small Cap                      All Cap     Large Cap    Large Cap     Investors
    Growth          Capital        Value       Growth     Core Equity      Value        Balanced
     Fund            Fund         Fund(a)       Fund        Fund(a)        Fund           Fund
---------------------------------------------------------------------------------------------------
$     (485,352) $    6,176,995  $     9,944  $   (93,955) $    2,087  $    7,500,558  $  3,523,334
    (1,319,640)    (21,577,596)      (2,219)  (1,427,293)      3,321        (984,684)    1,252,767
   (20,312,367)     21,339,964      886,034      131,468     302,543     (48,540,906)   (4,153,287)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
   (22,117,359)      5,939,363      893,759   (1,389,780)    307,951     (42,025,032)      622,814
--------------  --------------  -----------  -----------  ----------  --------------  ------------

            --      (6,167,567)          --           --          --      (7,567,451)   (3,451,401)
            --     (19,207,341)          --           --          --     (19,346,256)     (944,177)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
            --     (25,374,908)          --           --          --     (26,913,707)   (4,395,578)
--------------  --------------  -----------  -----------  ----------  --------------  ------------

   266,112,173     835,416,111   10,010,251    3,604,117   5,000,000     352,347,476    14,202,118
            --      21,348,066           --           --          --       5,488,174     3,542,554
  (267,695,214)   (195,094,437)          --   (5,371,419)         --    (126,897,188)  (23,766,420)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
    (1,583,041)    661,669,740   10,010,251   (1,767,302)  5,000,000     230,938,462    (6,021,748)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
   (23,700,400)    642,234,195   10,904,010   (3,157,082)  5,307,951     161,999,723    (9,794,512)

   327,615,472     655,567,829           --   12,895,611          --     881,379,751   114,601,004
--------------  --------------  -----------  -----------  ----------  --------------  ------------
$  303,915,072  $1,297,802,024  $10,904,010  $ 9,738,529  $5,307,951  $1,043,379,474  $104,806,492
==============  ==============  ===========  ===========  ==========  ==============  ============
          $900         $(1,222)      $9,959           --      $1,967              --      $211,531
==============  ==============  ===========  ===========  ==========  ==============  ============


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund") and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers International Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers All Cap Value Fund ("All Cap Value Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund"), Salomon Brothers Large Cap Core Equity Fund ("Large Cap Core Equity Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and six other separate investment portfolios:
Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on
August 23, 1976.

Each portfolio of the Series Fund, the Investors Value Fund and the Capital Fund are referred to collectively herein as the "Funds".

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Additionally, during the year, the Board of Directors approved the issuance of Class Y shares for the Capital Fund, Investors Value Fund and Small Cap Growth Fund. Each Fund has a specific investment objective:

Fund:                          Objective
Asia Growth Fund.............. To seek long-term capital appreciation.
International Equity Fund..... To seek long-term capital growth.
Small Cap Growth Fund......... To obtain long-term growth of capital.
Capital Fund.................. To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
All Cap Value Fund............ To seek long-term growth of capital. Secondarily, to seek current income.
Large Cap Growth Fund......... To seek long-term growth of capital.
Large Cap Core Equity Fund.... To seek reasonable growth and income.
Investors Value Fund.......... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund................. To obtain above average income (compared to a portfolio invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

Costs incurred in connection with certain Funds' organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by such Funds over a 60 month period from the date the Fund commenced investment operations. As of June 30, 2002, deferred costs have been fully amortized for the Asia Growth Fund.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(unaudited) (continued)



  (a) Investment Valuation. Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Schedule of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

  Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

  Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2002 was approximately $5,513,349, for the Balanced Fund.

Notes to Financial Statements
(unaudited) (continued)



  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any reverse repurchase agreements during the six months ended June 30, 2002.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

  (i) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

  (j) Federal Income Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

Notes to Financial Statements
(unaudited) (continued)



  (k) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, All Cap Value Fund, Large Cap Growth Fund and Large Cap Core Equity Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund and Capital Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (m) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discount or amortization of premium, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc., to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund, 0.70% for the Small Cap Growth Fund, 0.55% for the Balanced Fund, 0.75% for the All Cap Value Fund and Large Cap Growth Fund, and 0.65% for the Large Cap Core Equity Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; excess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-adviser to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citi Fund Management Inc. as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(unaudited) (continued)



The Investors Value Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:


Average Daily Net Assets                                          Annual Fee Rate
---------------------------------------------------------------------------------
First $350 million...............................................      0.650%
Next $150 million................................................      0.550%
Next $250 million................................................      0.525%
Next $250 million................................................      0.500%
Over $1 billion..................................................      0.450%

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year period ended March 31, 2002, the S&P 500 Index exceeded the Investors Value Fund's performance by approximately 1.55%. For the rolling one year period ended June 30, 2002, the Investors Value Fund exceeded the S&P 500 Index's performance by approximately 1.66%. As a result, base management fees were increased, in aggregate, by $4,144 for the six months ended June 30, 2002.

The Capital Fund pays SBAM a fee of:


Average Daily Net Assets                                          Annual Fee Rate
---------------------------------------------------------------------------------
First $100 million...............................................      1.000%
Next $100 million................................................      0.750%
Next $200 million................................................      0.625%
Over $400 million................................................      0.500%

For the six months ended June 30, 2002, SBAM waived management fees of $42,402, $45,938, $863,589, $38,720, $32,050, $16,618 and $127,075, for the Asia Growth
Fund, International Equity Fund, Small Cap Growth Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Balanced Fund, respectively, and voluntarily absorbed expenses of $61,130, $8,679, $17,595, $2,024 and $32,977 for the Asia Growth Fund, International Equity Fund, All Cap Value Fund, Large Cap Growth Fund and Large Cap Core Equity Fund, respectively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. Each Fund (except the Capital Fund and Investors Value Fund) also pay an administration fee which is payable monthly and is calculated at an annual rate of 0.05% of each Fund's average daily net assets. The Capital Fund, Investors Value Fund pay this fee to the manager, who in turn pays SBFM.

Notes to Financial Statements
(unaudited) (continued)



Salomon Smith Barney Inc. ("SSB") acts as the Fund's distributor. Each Fund has an agreement with SSB to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O and Y) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the applicable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O and Y shares are not subject to a service and distribution plan fee.

For the six months ended June 30, 2002, total service and distribution plan fees were as follows:


                                                   Class A   Class B    Class 2
---------------------------------------------------------------------------------
Asia Growth Fund.................................. $  3,928 $   21,952 $   11,691
International Equity Fund.........................    6,534     13,558     11,239
Small Cap Growth Fund.............................  246,284    371,655    174,338
Capital Fund......................................  371,982  1,943,873  2,189,681
All Cap Value Fund................................        9        349        113
Large Cap Growth Fund.............................    1,774     19,341     16,206
Large Cap Core Equity Fund........................       --         --         99
Investors Value Fund..............................  214,286    401,803    337,265
Balanced Fund.....................................   33,537    290,581     83,680

For the six months ended June 30, 2002, sales charges received by SSB and contingent deferred sales charges (CDSCs) paid to SSB were approximately:

                                             Sales Charges              CDSCs
                                         --------------------- ------------------------

                                          Class A    Class 2   Class A Class B  Class 2
---------------------------------------------------------------------------------------
Asia Growth Fund........................ $   20,948 $      485 $   35  $  3,570 $     5
International Equity Fund ..............      2,726      1,663  3,808     6,770     133
Small Cap Growth Fund ..................    272,381      1,336  8,101    31,109   5,934
Capital Fund............................  1,244,161  1,409,539  3,473   490,744  87,710
All Cap Value Fund .....................        390         --     --        --      --
Large Cap Growth Fund ..................      3,641      4,419     --     4,310     687
Large Cap Core Equity Fund..............         --        588     --        --      --
Investors Value Fund....................     89,826    114,358    122    74,174  13,853
Balanced Fund ..........................     25,164     16,543     --    59,437     324

For the six months ended June 30, 2002, brokerage commissions of $1,632, $81,455, $60 and $50 were paid by the Asia Growth Fund, Capital Fund, All Cap Value Fund and Large Cap Growth Fund, respectively, to SSB.

3. Capital Stock

At June 30, 2002, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Notes to Financial Statements
(unaudited) (continued)


Transactions in Fund shares for the periods indicated were as follows:

                                                     Class A Shares
                                 -----------------------------------------------------
                                      Six Months Ended              Year Ended
                                       June 30, 2002             December 31, 2001
                                 -------------------------  --------------------------
                                   Shares        Amount        Shares        Amount
                                 ----------  -------------  -----------  -------------
Asia Growth Fund
  Shares sold...................  2,762,042  $  21,531,900    8,677,789  $  61,511,141
  Shares issued as reinvestment.      3,125         24,167        4,949         36,024
  Shares reacquired ............ (2,716,131)   (21,324,510)  (8,786,371)   (63,261,224)
                                 ----------  -------------  -----------  -------------
  Net increase (decrease) ......     49,036  $     231,557     (103,633) $  (1,714,059)
                                 ==========  =============  ===========  =============
International Equity Fund
  Shares sold...................  4,673,986  $  32,916,974   11,384,782  $  87,285,278
  Shares issued as reinvestment.         --             --           --             --
  Shares reacquired ............ (4,726,793)   (33,272,920) (12,049,944)   (92,439,093)
                                 ----------  -------------  -----------  -------------
  Net increase (decrease) ......    (52,807) $    (355,946)    (665,162) $  (5,153,815)
                                 ==========  =============  ===========  =============
Small Cap Growth Fund
  Shares sold................... 10,831,726  $ 137,179,186   19,194,300  $ 244,389,760
  Shares issued as reinvestment.     12,990        157,964           --             --
  Shares reacquired ............ (9,195,777)  (116,376,751) (16,814,791)  (217,856,092)
                                 ----------  -------------  -----------  -------------
  Net increase (decrease).......  1,648,939  $  20,960,399    2,379,509  $  26,533,668
                                 ==========  =============  ===========  =============
Capital Fund
  Shares sold...................  4,078,554  $  99,828,826    9,529,569  $ 243,172,893
  Shares issued as reinvestment.     20,754        520,499      177,317      4,456,596
  Shares reacquired ............ (2,111,891)   (51,121,090)  (2,942,047)   (72,956,273)
                                 ----------  -------------  -----------  -------------
  Net increase (decrease) ......  1,987,417  $  49,228,235    6,764,839  $ 174,673,216
                                 ==========  =============  ===========  =============
All Cap Value Fund+
  Shares sold...................      1,835  $      22,910           --             --
  Shares issued as reinvestment.         --              3           --             --
  Shares reacquired ............       (513)        (6,848)          --             --
                                 ----------  -------------  -----------  -------------
  Net increase..................      1,322  $      16,065           --             --
                                 ==========  =============  ===========  =============
Large Cap Growth Fund
  Shares sold...................     27,466  $     219,635      142,687  $   1,141,892
  Shares issued as reinvestment.         --             --           --             --
  Shares reacquired ............   (132,624)    (1,065,409)    (105,407)      (917,807)
                                 ----------  -------------  -----------  -------------
  Net increase (decrease) ......   (105,158) $    (845,774)      37,280  $     224,085
                                 ==========  =============  ===========  =============
Large Cap Core Equity Fund*
  Shares sold...................         --             --           --             --
  Shares issued as reinvestment.         --             --           --             --
  Shares reacquired ............         --             --           --             --
                                 ----------  -------------  -----------  -------------
  Net increase..................         --             --           --             --
                                 ==========  =============  ===========  =============
Investors Value Fund
  Shares sold...................  5,987,192  $ 110,114,394    7,900,957  $ 154,107,593
  Shares issued as reinvestment.     40,699        695,674       40,735        766,924
  Shares reacquired ............ (1,936,899)   (35,353,857)  (3,020,884)   (57,372,132)
                                 ----------  -------------  -----------  -------------
  Net increase (decrease) ......  4,090,992  $  75,456,211    4,920,808  $  97,502,385
                                 ==========  =============  ===========  =============
Balanced Fund
  Shares sold...................    571,300  $   7,052,390      561,063  $   7,024,299
  Shares issued as reinvestment.     37,818        466,926       72,061        911,489
  Shares reacquired ............   (407,691)    (5,028,813)    (459,285)    (5,818,467)
                                 ----------  -------------  -----------  -------------
  Net increase (decrease) ......    201,427  $   2,490,503      173,839  $   2,117,321
                                 ==========  =============  ===========  =============

                                                   Class B Shares
                                 -------------------------------------------------
                                     Six Months Ended            Year Ended
                                      June 30, 2002           December 31, 2001
                                 -----------------------  ------------------------
                                   Shares      Amount       Shares       Amount
                                 ---------  ------------  ----------  ------------
Asia Growth Fund
  Shares sold...................   238,153  $  1,776,992     584,854  $  4,202,104
  Shares issued as reinvestment.     1,285         9,724       4,681        33,142
  Shares reacquired ............  (286,101)   (2,169,105)   (693,455)   (5,083,982)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease) ......   (46,663) $   (382,389)   (103,920) $   (848,736)
                                 =========  ============  ==========  ============
International Equity Fund
  Shares sold...................     4,498  $     31,065      31,672  $    264,061
  Shares issued as reinvestment.        --            --          --            --
  Shares reacquired ............   (34,754)     (238,561)   (112,724)     (914,773)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease) ......   (30,256) $   (207,496)    (81,052) $   (650,712)
                                 =========  ============  ==========  ============
Small Cap Growth Fund
  Shares sold...................   844,083  $ 10,286,796     525,582  $  6,482,717
  Shares issued as reinvestment.     5,127        59,935          --            --
  Shares reacquired ............  (721,178)   (8,619,323) (3,991,139)  (45,461,942)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......   128,032  $  1,727,408  (3,465,557) $(38,979,225)
                                 =========  ============  ==========  ============
Capital Fund
  Shares sold................... 3,832,862  $ 91,174,258   8,249,426  $204,438,011
  Shares issued as reinvestment.        --            --     190,506     4,718,786
  Shares reacquired ............  (965,143)  (22,283,002) (1,433,014)  (34,650,874)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease) ...... 2,867,719  $ 68,891,256   7,006,918  $174,505,923
                                 =========  ============  ==========  ============
All Cap Value Fund+
  Shares sold...................    10,946  $    144,875         796  $     10,251
  Shares issued as reinvestment.         6            79          --            --
  Shares reacquired ............        --            --          --            --
                                 ---------  ------------  ----------  ------------
  Net increase..................    10,952  $    144,954         796  $     10,251
                                 =========  ============  ==========  ============
Large Cap Growth Fund
  Shares sold...................    38,013  $    303,032      96,385  $    724,992
  Shares issued as reinvestment.        --            --          --            --
  Shares reacquired ............   (62,337)     (461,240)   (309,541)   (2,603,390)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease) ......   (24,324) $   (158,208)   (213,156) $ (1,878,398)
                                 =========  ============  ==========  ============
Large Cap Core Equity Fund*
  Shares sold...................        --            --          --            --
  Shares issued as reinvestment.        --            --          --            --
  Shares reacquired ............        --            --          --            --
                                 ---------  ------------  ----------  ------------
  Net increase..................        --            --          --            --
                                 =========  ============  ==========  ============
Investors Value Fund
  Shares sold...................   381,390  $  6,906,896   1,163,412  $ 22,382,640
  Shares issued as reinvestment.     1,674        27,205       1,298        25,206
  Shares reacquired ............  (451,518)   (8,038,496)   (722,135)  (13,614,679)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease) ......   (68,454) $ (1,104,395)    442,575  $  8,793,167
                                 =========  ============  ==========  ============
Balanced Fund
  Shares sold...................   127,339  $  1,559,881     243,928  $  3,065,310
  Shares issued as reinvestment.    64,500       789,932     166,019     2,090,546
  Shares reacquired ............  (655,579)   (8,044,969) (1,157,904)  (14,571,971)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease) ......  (463,740) $ (5,695,156)   (747,957) $ (9,416,115)
                                 =========  ============  ==========  ============

--------
 + Inception dates for Class A, B, 2 and O shares are January 25, 2002,
   November 8, 2001, January 17, 2002 and October 15, 2001, respectively.
 * Inception dates for Class 2 and O shares are April 25, 2002 and October 15, 2001, respectively.

Notes to Financial Statements
(unaudited) (continued)


                  Class 2 Shares                                      Class O Shares
--------------------------------------------------  --------------------------------------------------
    Six Months Ended             Year Ended             Six Months Ended             Year Ended
      June 30, 2002           December 31, 2001           June 30, 2002           December 31, 2001
------------------------  ------------------------  ------------------------  ------------------------
  Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   222,715  $  1,676,549     320,669  $  2,266,859      20,740  $    160,935     452,734  $  4,015,110
       819         6,196       2,852        20,222       1,217         9,527       1,663        12,258
  (231,920)   (1,764,360)   (386,590)   (2,801,257)    (17,666)     (139,277)   (462,621)   (4,140,682)
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
    (8,386) $    (81,615)    (63,069) $   (514,176)      4,291  $     31,185      (8,224) $   (113,314)
==========  ============  ==========  ============  ==========  ============  ==========  ============
    30,692  $    210,682     556,520  $  4,867,819         144  $      1,000          --  $         --
        --            --          --            --          --            --          --            --
   (79,955)     (547,115)   (668,945)   (5,792,402)        (64)         (465)   (101,988)     (747,450)
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   (49,263) $   (336,433)   (112,425) $   (924,583)         80  $        535    (101,988) $   (747,450)
==========  ============  ==========  ============  ==========  ============  ==========  ============
 1,653,460  $ 20,239,920   1,137,416  $ 13,333,633     219,879  $  2,816,900     138,534  $  1,906,063
     2,911        34,142          --            --          41           498          --            --
  (185,577)   (2,188,469)   (201,558)   (2,502,490)   (202,252)   (2,610,913)   (137,476)   (1,874,690)
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 1,470,794  $ 18,085,593     935,858  $ 10,831,143      17,668  $    206,485       1,058  $     31,373
==========  ============  ==========  ============  ==========  ============  ==========  ============
 5,920,265  $141,120,856  11,753,619  $286,924,667   1,620,975  $ 39,909,710     668,290  $ 17,092,705
        --            --     158,043     3,908,544      28,031       708,069     276,844     7,029,268
(1,204,209)  (27,893,416)   (914,703)  (22,025,752)   (519,144)  (12,430,618) (1,054,543)  (27,143,703)
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 4,716,056  $113,227,440  10,996,959  $268,807,459   1,129,862  $ 28,187,161    (109,409) $ (3,021,730)
==========  ============  ==========  ============  ==========  ============  ==========  ============
     2,113  $     27,718          --            --          --            --     800,000  $ 10,000,000
         1            15          --            --          --            --          --            --
        --            --          --            --          --            --          --            --
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
     2,114  $     27,733          --            --          --            --     800,000  $ 10,000,000
==========  ============  ==========  ============  ==========  ============  ==========  ============
    61,659  $    470,049     221,594  $  1,735,532         140  $      1,000         229  $      1,701
        --            --          --            --          --            --          --            --
   (41,347)     (305,988)    (59,900)     (490,815)       (662)       (4,417)   (170,764)   (1,359,406)
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
    20,312  $    164,061     161,694  $  1,244,717        (522) $     (3,417)   (170,535) $ (1,357,705)
==========  ============  ==========  ============  ==========  ============  ==========  ============
     4,524  $     57,412          --            --          --            --     400,000  $  5,000,000
         3            38          --            --          --            --          --            --
        --            --          --            --          --            --          --            --
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
     4,527  $     57,450          --            --          --            --     400,000  $  5,000,000
==========  ============  ==========  ============  ==========  ============  ==========  ============
   635,851  $ 11,591,517   2,923,070  $ 55,158,697     997,082  $ 18,698,540   2,991,270  $ 60,226,412
     1,862        30,364         532        10,364     129,430     2,253,571     247,622     4,685,680
  (761,959)  (13,588,380)   (308,715)   (5,783,996) (1,508,944)  (27,565,179) (2,559,118)  (49,902,346)
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
  (124,246) $ (1,966,499)  2,614,887  $ 49,385,065    (382,432) $ (6,613,068)    679,774  $ 15,009,746
==========  ============  ==========  ============  ==========  ============  ==========  ============
   140,243  $  1,723,416     327,999  $  4,101,259         953  $     11,970         852  $     11,250
    18,750       230,197      38,501       485,221       1,951        24,193       4,335        55,298
   (84,451)   (1,040,198)   (235,675)   (2,992,772)       (229)       (2,841)    (29,422)     (383,210)
----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
    74,542  $    913,415     130,825  $  1,593,708       2,675  $     33,322     (24,235) $   (316,662)
==========  ============  ==========  ============  ==========  ============  ==========  ============

Notes to Financial Statements
(unaudited) (continued)


Transactions in Fund shares for the periods indicated were as follows:

                                                  Class Y Shares
                                 ------------------------------------------------
                                    Six Months Ended            Year Ended
                                      June 30, 2002          December 31, 2001
                                 ----------------------  ------------------------
                                   Shares      Amount      Shares       Amount
                                 ---------  -----------  ----------  ------------
Asia Growth Fund
  Shares sold...................        --           --          --            --
  Shares issued as reinvestment.        --           --          --            --
  Shares reacquired ............        --           --          --            --
                                 ---------  -----------  ----------  ------------
  Net increase .................        --           --          --            --
                                 =========  ===========  ==========  ============
International Equity Fund
  Shares sold...................        --           --          --            --
  Shares issued as reinvestment.        --           --          --            --
  Shares reacquired ............        --           --          --            --
                                 ---------  -----------  ----------  ------------
  Net increase .................        --           --          --            --
                                 =========  ===========  ==========  ============
Small Cap Growth Fund
  Shares sold...................        --           --          --            --
  Shares issued as reinvestment.        --           --          --            --
  Shares reacquired ............        --           --          --            --
                                 ---------  -----------  ----------  ------------
  Net increase..................        --           --          --            --
                                 =========  ===========  ==========  ============
Capital Fund++
  Shares sold...................        81  $     2,063   3,194,118  $ 83,787,835
  Shares issued as reinvestment.     5,385      136,168      48,740     1,234,872
  Shares reacquired ............        --           --  (1,492,709)  (38,317,835)
                                 ---------  -----------  ----------  ------------
  Net increase .................     5,466  $   138,231   1,750,149  $ 46,704,872
                                 =========  ===========  ==========  ============
All Cap Value Fund
  Shares sold...................        --           --          --            --
  Shares issued as reinvestment.        --           --          --            --
  Shares reacquired ............        --           --          --            --
                                 ---------  -----------  ----------  ------------
  Net increase..................        --           --          --            --
                                 =========  ===========  ==========  ============
Large Cap Growth Fund
  Shares sold...................        --           --          --            --
  Shares issued as reinvestment.        --           --          --            --
  Shares reacquired ............        --           --          --            --
                                 ---------  -----------  ----------  ------------
  Net increase .................        --           --          --            --
                                 =========  ===========  ==========  ============
Large Cap Core Equity Fund
  Shares sold...................        --           --          --            --
  Shares issued as reinvestment.        --           --          --            --
  Shares reacquired ............        --           --          --            --
                                 ---------  -----------  ----------  ------------
  Net increase..................        --           --          --            --
                                 =========  ===========  ==========  ============
Investors Value Fund**
  Shares sold................... 4,227,093  $77,817,565   3,233,069  $ 60,472,134
  Shares issued as reinvestment.        --           --          --            --
  Shares reacquired ............   (12,820)    (232,179)    (11,658)     (224,035)
                                 ---------  -----------  ----------  ------------
  Net increase ................. 4,214,273  $77,585,386   3,221,411  $ 60,248,099
                                 =========  ===========  ==========  ============
Balanced Fund
  Shares sold...................        --           --          --            --
  Shares issued as reinvestment.        --           --          --            --
  Shares reacquired ............        --           --          --            --
                                 ---------  -----------  ----------  ------------
  Net increase..................        --           --          --            --
                                 =========  ===========  ==========  ============

--------
 ++Inception date for Class Y shares is January 31, 2001.
** Inception date for Class Y shares is July 16, 2001.

Notes to Financial Statements
(unaudited) (continued)

At June 30, 2002, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

All Cap Value Fund.................................................. 98.1%
Large Cap Core Equity Fund.......................................... 98.9%

4. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                              Purchases      Sales
                                             ------------ ------------
         Asia Growth Fund................... $ 10,171,274 $ 10,847,288
                                             ============ ============
         International Equity Fund ......... $    812,727 $  2,219,245
                                             ============ ============
         Small Cap Growth Fund ............. $155,926,880 $107,260,569
                                             ============ ============
         Capital Fund....................... $940,048,049 $555,989,845
                                             ============ ============
         All Cap Value Fund ................ $  3,761,213 $  2,989,476
                                             ============ ============
         Large Cap Growth Fund ............. $  1,309,643 $  2,199,112
                                             ============ ============
         Large Cap Core Equity Fund......... $  1,310,405 $  1,296,957
                                             ============ ============
         Investors Value Fund............... $405,246,718 $213,701,617
                                             ============ ============
         Balanced Fund:
           U.S. government securities....... $ 37,054,848 $ 40,660,444
           Other investments................   10,944,311   15,993,558
                                             ------------ ------------
                                             $ 47,999,159 $ 56,654,002
                                             ============ ============

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                      Net
                                        Gross         Gross        Unrealized
                                      Unrealized    Unrealized    Appreciation
                                     Appreciation  Depreciation  (Depreciation)
                                     ------------ -------------  --------------
 Asia Growth Fund................... $  1,571,246 $    (283,629) $   1,287,617
 International Equity Fund .........    1,007,152    (3,335,548)    (2,328,396)
 Small Cap Growth Fund .............   29,266,387   (70,221,304)   (40,954,917)
 Capital Fund.......................   89,126,417  (296,435,495)  (207,309,078)
 All Cap Value Fund ................      457,291    (1,618,152)    (1,160,861)
 Large Cap Growth Fund .............      317,048    (1,420,854)    (1,103,806)
 Large Cap Core Equity Fund.........      230,033      (605,343)      (375,310)
 Investors Value Fund...............  145,848,434  (167,647,478)   (21,799,044)
 Balanced Fund .....................    8,871,649    (9,393,164)      (521,515)

At June 30, 2002, the Small Cap Growth Fund had the following open futures contracts:

    Purchased        # of                                        Unrealized
    Contracts      Contracts Expiration Basis Value Market Value    Gain
    ---------      --------- ---------- ----------- ------------ ----------
Russell 2000 Index    150       9/02    $34,549,950 $34,751,250   $201,300
                                                                  ========

Notes to Financial Statements
(unaudited) (continued)



5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)


6. Tax Information

At December 31, 2001, the Asia Growth Fund, International Equity Fund, Capital Fund and the Large Cap Growth Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $5,931,000, $4,939,000, $3,192,000 and $2,125,000 available to offset future capital gains through December 31, 2006, 2008 and 2009, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


Portfolio                          Total       2006      2008      2009
--------------------------------------------------------------------------
Asia Growth..................... $5,931,000 $2,422,000 $     -- $3,509,000
International Equity............  4,939,000         --  162,000  4,777,000
Capital.........................  3,192,000         --       --  3,192,000
Large Cap Growth................  2,125,000         --  722,000  1,403,000

The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the capital accounts of the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund, and Balanced Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $68,499 was reclassified to paid-in capital for the International Equity Fund. The Capital Fund reclassified $282,116 of overdistributed net investment income to paid-in capital. The Large Cap Growth Fund reclassified a portion of accumulated net investment loss amounting to $93,955 to paid-in capital. The All Cap Value Fund reclassified $15 from undistributed net investment loss to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

7. Other Information

For the Capital, Investors Value and Balanced Funds, for the year ended December 31, 2001, the tax component of dividends to shareholders was $18,311,446, $7,567,451 and $4,202,177, of ordinary income, respectively,
(including realized short-term capital gains which are, for Federal income tax purposes, taxable as ordinary income) and $7,063,462, $19,346,256 and $193,401 of long-term capital gain distributions, respectively.

          Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund
--------------------------------------------------------------------------------

                                           Class A Shares
                       -------------------------------------------------------
                        2002(1)    2001     2000     1999      1998     1997
                       -------   ------   ------   ------    ------   ------
  Net Asset Value,
   Beginning of Period  $7.35     $8.48   $12.67    $6.50     $7.48   $10.32
                       ------    ------   ------   ------    ------   ------
  Income (Loss) From
   Operations:
   Net investment
     income (loss)....   0.10*     0.09*   (0.01)*  (0.00)*#   0.10     0.03
   Net realized and
     unrealized gain
     (loss)...........   0.08     (1.10)   (4.18)    6.17     (1.08)   (2.59)
                       ------    ------   ------   ------    ------   ------
  Total Income (Loss)
   From Operations....   0.18     (1.01)   (4.19)    6.17     (0.98)   (2.56)
                       ------    ------   ------   ------    ------   ------
  Less Distributions
   From:
   Net investment
     income...........  (0.08)    (0.12)      --       --        --    (0.03)
   Net realized gains.     --        --       --       --        --    (0.25)
                       ------    ------   ------   ------    ------   ------
  Total Distributions.  (0.08)    (0.12)      --       --        --    (0.28)
                       ------    ------   ------   ------    ------   ------
  Net Asset Value,
   End of Period......  $7.45     $7.35    $8.48   $12.67     $6.50    $7.48
                       ======    ======   ======   ======    ======   ======
  Total Return (2)....    2.4%++  (11.9)%  (33.1)%   94.9%    (13.1)%  (25.6)%
  Net Assets, End of
   Period (000s)...... $3,021    $2,621   $3,902   $7,108    $4,385   $6,491
  Ratios to Average
   Net Assets:
   Total expenses,
     including
     interest expense.     --      1.33%    1.31%      --        --       --
   Total expenses,
     excluding
     interest expense
     (operating
     expenses)........   1.27%+    1.27%    1.24%    1.24%     1.24%    1.24%
   Net investment
     income (loss)....   0.55%+    1.08%   (0.06)%  (0.01)%    1.48%    0.27%
  Portfolio Turnover
   Rate...............     98%      209%     170%     248%      436%     294%
  Before applicable
  waiver of
  management fee,
  expenses absorbed
  by SBAM and credits
  earned on custodian
  cash balances, net
  investment loss per
  share and expense
  ratios would have
  been:
   Net investment
     income (loss)
     per share........  $0.03*   $(0.12)* $(0.17)* $(0.12)*  $(0.07)  $(0.23)
   Expense ratio......   3.21%+    3.75%    2.72%    2.62%     3.79%    3.81%

Asia Growth Fund
--------------------------------------------------------------------------------

                                           Class B Shares
                       -------------------------------------------------------
                        2002(1)    2001     2000     1999      1998     1997
                       -------   ------   ------   -------   ------   ------
  Net Asset Value,
   Beginning of Period  $7.15     $8.24   $12.41     $6.42    $7.44   $10.31

                       ------    ------   ------   -------   ------   ------
  Income (Loss) From
   Operations:
   Net investment
     income (loss)....  (0.01)*    0.06*   (0.11)*   (0.06)*   0.05    (0.05)
   Net realized and
     unrealized gain
     (loss)...........   0.16     (1.08)   (4.06)     6.05    (1.07)   (2.57)
                       ------    ------   ------   -------   ------   ------
  Total Income (Loss)
   From Operations....   0.15     (1.02)   (4.17)     5.99    (1.02)   (2.62)
                       ------    ------   ------   -------   ------   ------
  Less Distributions
   From:
   Net investment
     income...........  (0.02)    (0.07)      --        --       --       --
   Net realized gains.     --        --       --        --       --    (0.25)
                       ------    ------   ------   -------   ------   ------
  Total Distributions.  (0.02)    (0.07)      --        --       --    (0.25)
                       ------    ------   ------   -------   ------   ------
  Net Asset Value,
   End of Period......  $7.28     $7.15    $8.24    $12.41    $6.42    $7.44
                       ======    ======   ======   =======   ======   ======
  Total Return (2)....    2.1%++  (12.4)%  (33.6)%    93.3%   (13.7)%  (26.1)%
  Net Assets, End of
   Period (000s)...... $4,108    $4,367   $5,893   $10,658   $5,256   $5,738
  Ratios to Average
   Net Assets:
   Total expenses,
     including
     interest expense.     --      2.04%    2.06%       --       --       --
   Total expenses,
     excluding
     interest expense
     (operating
     expenses)........   1.97%+    1.97%    1.99%     1.99%    1.99%    1.99%
   Net investment
     income (loss)....  (0.23)%+   0.74%   (0.95)%   (0.74)%   0.77%   (0.48)%
  Portfolio Turnover
   Rate...............     98%      209%     170%      248%     436%     294%
  Before applicable
  waiver of
  management fee,
  expenses absorbed
  by SBAM and credits
  earned on custodian
  cash balances, net
  investment loss per
  share and expense
  ratios would have
  been:
   Net investment
     loss per share... $(0.06)*  $(0.08)* $(0.26)*  $(0.12)* $(0.11)  $(0.30)
   Expense ratio......   3.93%+    3.73%    3.47%     3.39%    4.55%    4.56%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                       Class 2 Shares
                                                   ------------------------------------------------------
                                                    2002(1)    2001     2000     1999   1998(2)    1997
                                                   ------------------------------------------------------
Net Asset Value, Beginning of Period..............  $7.15     $8.24   $12.41    $6.42    $7.44   $10.30
                                                   ------    ------   ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment income (loss).....................  (0.01)*    0.06*   (0.10)*  (0.06)*   0.05    (0.05)
 Net realized and unrealized gain (loss)..........   0.16     (1.08)   (4.07)    6.05    (1.07)   (2.56)
                                                   ------    ------   ------   ------   ------   ------
Total Income (Loss) From Operations...............   0.15     (1.02)   (4.17)    5.99    (1.02)   (2.61)
                                                   ------    ------   ------   ------   ------   ------
Less Distributions From:
 Net investment income............................  (0.02)    (0.07)      --       --       --       --
 Net realized gains...............................     --        --       --       --       --    (0.25)
                                                   ------    ------   ------   ------   ------   ------
Total Distributions...............................  (0.02)    (0.07)      --       --       --    (0.25)
                                                   ------    ------   ------   ------   ------   ------
Net Asset Value, End of Period....................  $7.28     $7.15    $8.24   $12.41    $6.42    $7.44
                                                   ======    ======   ======   ======   ======   ======
Total Return (3)..................................    2.1%++  (12.4)%  (33.6)%   93.3%   (13.7)%  (26.0)%
Net Assets, End of Period (000s).................. $2,225    $2,245   $3,107   $4,227   $2,291   $1,643
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     --      2.04%    2.08%      --       --       --
 Total expenses, excluding interest expense
   (operating expenses)...........................   1.97%+    1.97%    1.99%    1.99%    1.99%    1.99%
 Net investment income (loss).....................  (0.24)%+   0.73%   (0.87)%  (0.76)%   0.80%   (0.47)%
Portfolio Turnover Rate...........................     98%      209%     170%     248%     436%     294%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share.................... $(0.06)*  $(0.09)* $(0.25)* $(0.11)* $(0.11)  $(0.30)
 Expense ratio....................................   3.93%+    3.82%    3.48%    3.37%    4.55%    4.56%

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                      Class O Shares
                                                   -----------------------------------------------------
                                                   2002(1)    2001     2000     1999     1998     1997
                                                   -----------------------------------------------------
Net Asset Value, Beginning of Period..............  $7.44    $8.56   $12.76    $6.54    $7.50   $10.32
                                                    -----    -----   ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment income............................   0.13*    0.16*    0.02*    0.02*    0.12     0.05
 Net realized and unrealized gain (loss)..........   0.07    (1.14)   (4.22)    6.20    (1.08)   (2.59)
                                                    -----    -----   ------   ------   ------   ------
Total Income (Loss) From Operations...............   0.20    (0.98)   (4.20)    6.22    (0.96)   (2.54)
                                                    -----    -----   ------   ------   ------   ------
Less Distributions From:
 Net investment income............................  (0.10)   (0.14)      --       --       --    (0.03)
 Net realized gains...............................     --       --       --       --       --    (0.25)
                                                    -----    -----   ------   ------   ------   ------
Total Distributions...............................  (0.10)   (0.14)      --       --       --    (0.28)
                                                    -----    -----   ------   ------   ------   ------
Net Asset Value, End of Period....................  $7.54    $7.44    $8.56   $12.76    $6.54    $7.50
                                                    =====    =====   ======   ======   ======   ======
Total Return (3)..................................    2.7%++ (11.4)%  (32.9)%   95.1%   (12.8)%  (25.3)%
Net Assets, End of Period (000s)..................   $714     $674     $846   $1,343   $1,354     $412
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     --     1.06%    1.06%      --       --       --
 Total expenses, excluding interest expense
   (operating expenses)...........................   0.99%+   0.99%    0.99%    0.97%    0.99%    0.99%
 Net investment income............................   0.75%+   1.90%    0.14%    0.23%    1.90%    0.51%
Portfolio Turnover Rate...........................     98%     209%     170%     248%     436%     294%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment income (loss) per share...........  $0.06*   $0.04*  $(0.15)* $(0.11)* $(0.04)  $(0.20)
 Expense ratio....................................   2.96%+   2.43%    2.48%    2.32%    3.55%    3.56%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                    Class A Shares
                                                        ---------------------------------------
                                                         2002(1)     2001     2000     1999(2)
                                                        -------    ------   -------   -------
Net Asset Value, Beginning of Period...................  $7.52      $9.60    $12.49   $10.00
                                                        ------     ------   -------   ------
Income (Loss) From Operations:
 Net investment income (loss) (3)......................   0.01      (0.00)#   (0.04)   (0.03)
 Net realized and unrealized gain (loss)...............  (0.91)     (2.08)    (2.85)    2.52
                                                        ------     ------   -------   ------
Total Income (Loss) From Operations....................  (0.90)     (2.08)    (2.89)    2.49
                                                        ------     ------   -------   ------
Less Distributions From:
 Net investment income.................................     --         --        --       --
                                                        ------     ------   -------   ------
Total Distributions....................................     --         --        --       --
                                                        ------     ------   -------   ------
Net Asset Value, End of Period.........................  $6.62      $7.52     $9.60   $12.49
                                                        ======     ======   =======   ======
Total Return (4).......................................  (12.0)%++  (21.7)%   (23.1)%   24.9%++
Net Assets, End of Period (000s)....................... $3,848     $4,770   $12,472   $2,538
Ratios to Average Net Assets:
 Expenses..............................................   1.75%+     1.75%     1.75%    1.75%+
 Net investment income (loss)..........................   0.22%+    (0.01)%   (0.41)%  (1.39)%+
Portfolio Turnover Rate................................      9%        16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (3)..................... $(0.03)    $(0.02)   $(0.08)  $(0.08)
 Expense ratio.........................................   2.78%+     1.90%     2.10%    4.36%+

International Equity Fund
--------------------------------------------------------------------------------

                                                                    Class B Shares
                                                        --------------------------------------
                                                         2002(1)     2001     2000    1999(2)
                                                        -------    ------   ------   -------
Net Asset Value, Beginning of Period...................  $7.38      $9.51   $12.47   $10.00
                                                        ------     ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (3)...............................  (0.02)     (0.07)   (0.13)   (0.04)
 Net realized and unrealized gain (loss)...............  (0.89)     (2.06)   (2.83)    2.51
                                                        ------     ------   ------   ------
Total Income (Loss) From Operations....................  (0.91)     (2.13)   (2.96)    2.47
                                                        ------     ------   ------   ------
Less Distributions From:
 Net investment income.................................     --         --       --       --
                                                        ------     ------   ------   ------
Total Distributions....................................     --         --       --       --
                                                        ------     ------   ------   ------
Net Asset Value, End of Period.........................  $6.47      $7.38    $9.51   $12.47
                                                        ======     ======   ======   ======
Total Return (4).......................................  (12.3)%++  (22.4)%  (23.7)%   24.7%++
Net Assets, End of Period (000s)....................... $2,470     $3,040   $4,685   $3,863
Ratios to Average Net Assets:
 Expenses..............................................   2.50%+     2.50%    2.50%    2.50%+
 Net investment loss...................................  (0.66)%+   (0.83)%  (1.19)%  (2.30)%+
Portfolio Turnover Rate................................      9%        16%       1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (3)..................... $(0.06)    $(0.12)  $(0.17)  $(0.09)
 Expense ratio.........................................   3.61%+     3.12%    2.85%    5.11%+

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                    Class 2 Shares
                                                        -------    ----------------------------
                                                         2002(1)     2001     2000     1999(2)
                                                        -------    ----------------------------
Net Asset Value, Beginning of Period...................  $7.38      $9.50    $12.46   $10.00
                                                        ------     ------   -------   ------
Income (Loss) From Operations:
 Net investment loss (3)...............................  (0.02)     (0.07)    (0.13)   (0.04)
 Net realized and unrealized gain (loss)...............  (0.89)     (2.05)    (2.83)    2.50
                                                        ------     ------   -------   ------
Total Income (Loss) From Operations....................  (0.91)     (2.12)    (2.96)    2.46
                                                        ------     ------   -------   ------
Less Distributions From:
 Net investment income.................................     --         --        --       --
                                                        ------     ------   -------   ------
Total Distributions....................................     --         --        --       --
                                                        ------     ------   -------   ------
Net Asset Value, End of Period.........................  $6.47      $7.38     $9.50   $12.46
                                                        ======     ======   =======   ======
Total Return (4).......................................  (12.3)%++  (22.3)%   (23.8)%   24.6%++
Net Assets, End of Period (000s)....................... $1,940     $2,576   $ 4,384   $2,441
Ratios to Average Net Assets:
 Expenses..............................................   2.50%+     2.50%     2.50%    2.50%+
 Net investment loss...................................  (0.66)%+   (0.78)%   (1.15)%  (2.13)%+
Portfolio Turnover Rate................................      9%        16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (3)..................... $(0.06)    $(0.11)  $ (0.17)  $(0.09)
 Expense ratio.........................................   3.61%+     2.98%     2.85%    5.09%+
International Equity Fund
--------------------------------------------------------------------------------------------
                                                                    Class O Shares
                                                        -------    ----------------------------
                                                         2002(1)     2001     2000     1999(2)
                                                        -------    ----------------------------
Net Asset Value, Beginning of Period...................  $7.39      $9.62    $12.49   $10.00
                                                        ------     ------   -------   ------
Income (Loss) From Operations:
 Net investment income (loss) (3)......................   0.01       0.04     (0.02)   (0.02)
 Net realized and unrealized gain (loss)...............  (0.89)     (2.27)    (2.85)    2.51
                                                        ------     ------   -------   ------
Total Income (Loss) From Operations....................  (0.88)     (2.23)    (2.87)    2.49
                                                        ------     ------   -------   ------
Less Distributions From:
 Net investment income.................................     --         --        --       --
                                                        ------     ------   -------   ------
Total Distributions....................................     --         --        --       --
                                                        ------     ------   -------   ------
Net Asset Value, End of Period.........................  $6.51      $7.39    $ 9.62   $12.49
                                                        ======     ======   =======   ======
Total Return (4).......................................  (11.9)%++  (23.2)%   (23.0)%   24.9%++
Net Assets, End of Period (000s).......................    $21        $24    $1,012   $1,262
Ratios to Average Net Assets:
 Expenses..............................................   1.50%+     1.50%     1.50%    1.50%+
 Net investment income (loss)..........................   0.35%+     0.41%    (0.22)%  (0.83)%+
Portfolio Turnover Rate................................      9%        16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment income (loss) per share (3)............ $(0.03)     $0.02    $(0.06)  $(0.07)
 Expense ratio.........................................   2.61%+     1.64%     1.85%    4.05%+

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                           Class A Shares
                                                                       -------------------------------------------------------
                                                                         2002(1)       2001       2000       1999     1998(2)
                                                                       --------     ------------------------------------------
Net Asset Value, Beginning of Period..................................   $13.29       $14.23     $17.23     $11.59   $10.00
                                                                       --------     --------   --------   --------   ------
Income (Loss) From Operations:
 Net investment income (loss).........................................     0.02*        0.02*     (0.04)*    (0.07)*  (0.02)
 Net realized and unrealized gain (loss)..............................    (2.17)       (0.96)      2.55       6.63     1.61
                                                                       --------     --------   --------   --------   ------
Total Income (Loss) From Operations...................................    (2.15)       (0.94)      2.51       6.56     1.59
                                                                       --------     --------   --------   --------   ------
Less Distributions From:
 Net realized gains...................................................    (0.01)          --      (5.51)     (0.92)      --
                                                                       --------     --------   --------   --------   ------
Total Distributions...................................................    (0.01)          --      (5.51)     (0.92)      --
                                                                       --------     --------   --------   --------   ------
Net Asset Value, End of Period........................................   $11.13       $13.29     $14.23     $17.23   $11.59
                                                                       ========     ========   ========   ========   ======
Total Return (3)......................................................    (16.2)%++     (6.6)%     14.1%      57.5%    15.9%++
Net Assets, End of Period (000s)...................................... $184,350     $198,068   $178,307   $167,281   $3,205
Ratios to Average Net Assets:
 Expenses.............................................................     0.67%+       1.30%      1.39%      1.37%    1.50%+
 Net investment income (loss).........................................     0.54%+       0.15%     (0.25)%    (0.52)%  (0.51)%+
Portfolio Turnover Rate...............................................       44%          97%       123%       142%      96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
 Net investment loss per share........................................   $(0.01)         N/A        N/A     $(0.08)* $(0.06)
 Expense ratio........................................................     1.22%+        N/A        N/A       1.40%    2.30%+

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                          Class B Shares
                                                                       -----------------------------------------------------
                                                                         2002(1)     2001       2000       1999     1998(2)
                                                                       -----------------------------------------------------
Net Asset Value, Beginning of Period..................................  $12.82      $13.85     $17.01     $11.55   $10.00
                                                                       -------     -------   --------   --------   ------
Income (Loss) From Operations:
 Net investment loss..................................................   (0.02)*     (0.07)*    (0.17)*    (0.17)*  (0.06)
 Net realized and unrealized gain (loss)..............................   (2.10)      (0.96)      2.52       6.55     1.61
                                                                       -------     -------   --------   --------   ------
Total Income (Loss) From Operations...................................   (2.12)      (1.03)      2.35       6.38     1.55
                                                                       -------     -------   --------   --------   ------
Less Distributions From:
 Net realized gains...................................................   (0.01)         --      (5.51)     (0.92)      --
                                                                       -------     -------   --------   --------   ------
Total Distributions...................................................   (0.01)         --      (5.51)     (0.92)      --
                                                                       -------     -------   --------   --------   ------
Net Asset Value, End of Period........................................  $10.69      $12.82     $13.85     $17.01   $11.55
                                                                       =======     =======   ========   ========   ======
Total Return (3)......................................................   (16.5)%++    (7.4)%     13.2%      56.2%    15.5%++
Net Assets, End of Period (000s)...................................... $66,385     $77,964   $132,219   $124,560   $3,850
Ratios to Average Net Assets:
 Expenses.............................................................    1.42%+      2.14%      2.14%      2.12%    2.25%+
 Net investment loss..................................................   (0.21)%+    (0.59)%    (1.00)%    (1.23)%  (1.21)%+
Portfolio Turnover Rate...............................................      44%         97%       123%       142%      96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
 Net investment loss per share........................................  $(0.06)        N/A        N/A     $(0.17)* $(0.10)
 Expense ratio........................................................    1.97%+       N/A        N/A       2.15%    3.05%+

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from July 1, 1998 (inception date) to December 31, 1998.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                       Class 2 Shares
                                                   ---------------------------------------------------
                                                     2002(1)     2001       2000      1999    1998(2)(3)
                                                   -------     ------------------------------------------
Net Asset Value, Beginning of Period..............  $12.86      $13.88    $17.04     $11.56     $10.00
                                                   -------     -------   -------    -------     ------
Income (Loss) From Operations:
 Net investment loss..............................   (0.02)*     (0.08)*   (0.17)*    (0.17)*    (0.06)
 Net realized and unrealized gain (loss)..........   (2.09)      (0.94)     2.52       6.57       1.62
                                                   -------     -------   -------    -------     ------
Total Income (Loss) From Operations...............   (2.11)      (1.02)     2.35       6.40       1.56
                                                   -------     -------   -------    -------     ------
Less Distributions From:
 Net realized gains...............................   (0.01)         --     (5.51)     (0.92)        --
                                                   -------     -------   -------    -------     ------
Total Distributions...............................   (0.01)         --     (5.51)     (0.92)        --
                                                   -------     -------   -------    -------     ------
Net Asset Value, End of Period....................  $10.74      $12.86    $13.88     $17.04     $11.56
                                                   =======     =======   =======    =======     ======
Total Return (4)..................................   (16.4)%++    (7.4)%    13.2%      56.3%      15.6%++
Net Assets, End of Period (000s).................. $38,578     $27,288   $16,468    $14,285     $1,471
Ratios to Average Net Assets:
 Expenses.........................................    1.42%+      2.07%     2.14%      2.14%      2.25%+
 Net investment loss..............................   (0.21)%+    (0.67)%   (1.00)%    (1.22)%    (1.35)%+
Portfolio Turnover Rate...........................      44%         97%      123%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share....................  $(0.06)        N/A       N/A     $(0.17)*   $(0.10)
 Expense ratio....................................    1.97%+       N/A       N/A       2.18%      3.05%+

Small Cap Growth Fund
-----------------------------------------------------------------------------------------
                                                                       Class O Shares
                                                   ---------------------------------------------------
                                                     2002(1)     2001       2000      1999     1998(2)
                                                   ------------------------------------------------------
Net Asset Value, Beginning of Period..............  $13.42      $14.34    $17.29     $11.60     $10.00
                                                   -------     -------   -------    -------     ------
Income (Loss) From Operations:
 Net investment income (loss).....................    0.01*       0.05*    (0.00)*#   (0.06)*    (0.01)
 Net realized and unrealized gain (loss)..........   (2.17)      (0.97)     2.56       6.67       1.61
                                                   -------     -------   -------    -------     ------
Total Income (Loss) From Operations...............   (2.16)      (0.92)     2.56       6.61       1.60
                                                   -------     -------   -------    -------     ------
Less Distributions From:
 Net realized gains...............................   (0.01)         --     (5.51)     (0.92)        --
                                                   -------     -------   -------    -------     ------
Total Distributions...............................   (0.01)         --     (5.51)     (0.92)        --
                                                   -------     -------   -------    -------     ------
Net Asset Value, End of Period....................  $11.25      $13.42    $14.34     $17.29     $11.60
                                                   =======     =======   =======    =======     ======
Total Return (4)..................................   (16.1)%++    (6.4)%    14.4%      57.9%      16.0%++
Net Assets, End of Period (000s)..................    $698        $595      $621        $67        $67
Ratios to Average Net Assets:
 Expenses.........................................    0.42%+      1.10%     1.17%      1.24%      1.25%+
 Net investment income (loss).....................    0.79%+      0.37%    (0.01)%    (0.49)%    (0.18)%+
Portfolio Turnover Rate...........................      44%         97%      123%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share....................   $0.00#        N/A       N/A     $(0.06)*   $(0.05)
 Expense ratio....................................    0.97%+       N/A       N/A       1.27%      2.05%+

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from July 1, 1998 (inception date) to December 31, 1998.
(3)On September 14, 1998, Class C shares were renamed Class 2 shares.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
--------------------------------------------------------------------------------

                                                                    Class A Shares
                                              -----------------------------------------------------------
                                                2002(1)       2001     2000      1999     1998     1997
                                              -----------------------------------------------------------
Net Asset Value, Beginning of Period.........   $25.09       $25.44    $25.29   $22.92   $21.15  $19.88
                                              --------     --------  --------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income (loss)................     0.04*        0.24*     0.17*    0.15*    0.14   (0.00)#
 Net realized and unrealized gain (loss).....    (3.70)        0.16      4.53     4.99     4.64    5.10
                                              --------     --------  --------  -------  -------  ------
Total Income (Loss) From Operations..........    (3.66)        0.40      4.70     5.14     4.78    5.10
                                              --------     --------  --------  -------  -------  ------
Less Distributions From:
 Net investment income.......................    (0.05)       (0.20)    (0.13)   (0.18)   (0.18)     --
 Net realized gains..........................       --        (0.55)    (4.42)   (2.59)   (2.83)  (3.83)
                                              --------     --------  --------  -------  -------  ------
Total Distributions..........................    (0.05)       (0.75)    (4.55)   (2.77)   (3.01)  (3.83)
                                              --------     --------  --------  -------  -------  ------
Net Asset Value, End of Period...............   $21.38       $25.09    $25.44   $25.29   $22.92  $21.15
                                              ========     ========  ========  =======  =======  ======
Total Return (2).............................    (14.6)%++      1.6%     18.9%    23.1%    23.7%   26.4%
Net Assets, End of Period (000s)............. $279,438     $277,998  $109,786  $29,814  $11,425  $5,589
Ratios to Average Net Assets:
 Expenses....................................     1.00%+       1.07%     1.16%    1.27%    1.34%   1.46%
 Net investment income (loss)................     0.31%+       0.94%     0.66%    0.61%    0.81%  (0.10)%
Portfolio Turnover Rate......................       45%          72%       97%     126%     141%    159%

Capital Fund
--------------------------------------------------------------------------------

                                                                     Class B Shares
                                              -------------------------------------------------------------
                                                2002(1)       2001      2000      1999      1998     1997
                                              -------------------------------------------------------------
Net Asset Value, Beginning of Period.........   $24.45       $24.86    $24.86    $22.63    $21.01  $19.90
                                              --------     --------  --------   -------   -------  ------
Income (Loss) From Operations:
 Net investment income (loss)................    (0.06)*       0.04*    (0.04)*   (0.04)*    0.09   (0.07)
 Net realized and unrealized gain (loss).....    (3.59)        0.16      4.46      4.92      4.45    5.01
                                              --------     --------  --------   -------   -------  ------
Total Income (Loss) From Operations..........    (3.65)        0.20      4.42      4.88      4.54    4.94
                                              --------     --------  --------   -------   -------  ------
Less Distributions From:
 Net investment income.......................       --        (0.06)       --     (0.06)    (0.09)     --
 Net realized gains..........................       --        (0.55)    (4.42)    (2.59)    (2.83)  (3.83)
                                              --------     --------  --------   -------   -------  ------
Total Distributions..........................       --        (0.61)    (4.42)    (2.65)    (2.92)  (3.83)
                                              --------     --------  --------   -------   -------  ------
Net Asset Value, End of Period...............   $20.80       $24.45    $24.86    $24.86    $22.63  $21.01
                                              ========     ========  ========   =======   =======  ======
Total Return (2).............................    (14.9)%++      0.8%     18.1%     22.2%     22.6%   25.6%
Net Assets, End of Period (000s)............. $369,159     $363,817  $195,736   $79,678   $22,294  $3,820
Ratios to Average Net Assets:
 Expenses....................................     1.81%+       1.86%     1.91%     2.02%     2.09%   2.20%
 Net investment income (loss)................    (0.50)%+      0.15%    (0.14)%   (0.16)%    0.17%  (0.94)%
Portfolio Turnover Rate......................       45%          72%       97%      126%      141%    159%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
--------------------------------------------------------------------------------

                                                                   Class 2 Shares
                                            -------------------------------------------------------------
                                              2002(1)      2001       2000      1999    1998(2)    1997
                                            -------------------------------------------------------------
Net Asset Value, Beginning of Period.......   $24.50       $24.90    $24.90    $22.69    $21.02  $19.91
                                            --------     --------  --------   -------    ------  ------
Income (Loss) From Operations:
 Net investment (loss).....................    (0.05)*       0.04*    (0.03)*   (0.04)*    0.07   (0.06)
 Net realized and unrealized gain (loss)...    (3.60)        0.17      4.45      4.91      4.47    5.00
                                            --------     --------  --------   -------    ------  ------
Total Income (Loss) From Operations........    (3.65)        0.21      4.42      4.87      4.54    4.94
                                            --------     --------  --------   -------    ------  ------
Less Distributions From:
 Net investment income.....................       --        (0.06)       --     (0.07)    (0.04)  (3.83)
 Net realized gains........................       --        (0.55)    (4.42)    (2.59)    (2.83)     --
                                            --------     --------  --------   -------    ------  ------
Total Distributions........................       --        (0.61)    (4.42)    (2.66)    (2.87)  (3.83)
                                            --------     --------  --------   -------    ------  ------
Net Asset Value, End of Period.............   $20.85       $24.50    $24.90    $24.90    $22.69  $21.02
                                            ========     ========  ========   =======    ======  ======
Total Return (3)...........................    (14.9)%++      0.8%     18.0%     22.2%     22.6%   25.6%
Net Assets, End of Period (000s)........... $429,977     $389,731  $122,307   $24,830    $6,369  $2,385
Ratios to Average Net Assets:
 Expenses..................................     1.75%+       1.84%     1.91%     2.02%     2.09%   2.21%
 Net investment income (loss)..............    (0.45)%+      0.16%    (0.12)%   (0.18)%    0.09%  (0.91)%
Portfolio Turnover Rate....................       45%          72%       97%      126%      141%    159%

Capital Fund
--------------------------------------------------------------------------------

                                                                   Class O Shares
                                           --------------------------------------------------------------
                                             2002(1)         2001      2000      1999      1998      1997
                                           --------------------------------------------------------------
Net Asset Value, Beginning of Period......   $25.27       $25.61    $25.43    $22.99    $21.23    $19.88
                                           --------     --------  --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income...................     0.08*        0.34*     0.23*     0.22*     0.21      0.05
  Net realized and unrealized gain (loss).    (3.71)        0.16      4.57      5.00      4.62      5.13
                                           --------     --------  --------  --------  --------  --------
Total Income (Loss) From Operations.......    (3.63)        0.50      4.80      5.22      4.83      5.18
                                           --------     --------  --------  --------  --------  --------
Less Distributions From:
  Net investment income...................    (0.08)       (0.29)    (0.20)    (0.19)    (0.24)       --
  Net realized gains......................       --        (0.55)    (4.42)    (2.59)    (2.83)    (3.83)
                                           --------     --------  --------  --------  --------  --------
Total Distributions.......................    (0.08)       (0.84)    (4.62)    (2.78)    (3.07)    (3.83)
                                           --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period............   $21.56       $25.27    $25.61    $25.43    $22.99    $21.23
                                           ========     ========  ========  ========  ========  ========
Total Return (3)..........................    (14.4)%++      2.0%     19.2%     23.4%     23.8%     26.8%
Net Assets, End of Period (000s).......... $213,722     $221,979  $227,739  $215,308  $194,973  $175,470
Ratios to Average Net Assets:
  Expenses................................     0.63%+       0.67%     0.90%     1.01%     1.08%     1.22%
  Net investment income...................     0.69%+       1.32%     0.84%     0.91%     0.96%     0.26%
Portfolio Turnover Rate...................       45%          72%       97%      126%      141%      159%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:


Capital Fund
--------------------------------------------------------------------------------

                                                            Class Y Shares
                                                        -----------------------
                                                          2002(1)     2001(2)
                                                        -------     -------
Net Asset Value, Beginning of Period................... $ 25.30     $ 27.48
                                                        -------     -------
Income (Loss) From Operations:
 Net investment income.................................    0.08*       0.30*
 Net realized and unrealized loss......................   (3.72)      (1.67)
                                                        -------     -------
Total Loss From Operations.............................   (3.64)      (1.37)
                                                        -------     -------
Less Distributions From:
 Net investment income.................................   (0.08)      (0.26)
 Net realized gains....................................      --       (0.55)
                                                        -------     -------
 Total Distributions...................................   (0.08)      (0.81)
                                                        -------     -------
Net Asset Value, End of Period......................... $ 21.58     $ 25.30
                                                        =======     =======
Total Return (3).......................................   (14.4)%++    (5.0)%++
Net Assets, End of Period (000s)....................... $37,893     $44,277
Ratios to Average Net Assets:
 Expenses..............................................    0.61%+      0.66%+
 Net investment income.................................    0.72%+      1.33%+
Portfolio Turnover Rate................................      45%         72%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from January 31, 2001 (inception date) to December 31, 2001.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund

------------------------------------------------------------------------------------------
                                                                  Class A Shares
                                                                  --------------
                                                                     2002(1)
                                                                  --------------
Net Asset Value, Beginning of Period.............................     $13.30
                                                                      ------
Loss From Operations:
 Net investment loss (2).........................................      (0.02)
 Net realized and unrealized loss................................      (2.07)
                                                                      ------
Total Loss From Operations.......................................      (2.09)
                                                                      ------
Less Distributions From:
 Net investment income...........................................         --
 Net realized gains..............................................      (0.01)
                                                                      ------
Total Distributions..............................................      (0.01)
                                                                      ------
Net Asset Value, End of Period...................................     $11.20
                                                                      ======
Total Return (3).................................................      (15.7)%++
Net Assets, End of Period (000s).................................        $15
Ratios to Average Net Assets:
 Expenses........................................................       1.50%+
 Net investment loss.............................................      (0.37)%+
Portfolio Turnover Rate..........................................         31%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
 Net investment loss per share (2)...............................     $(0.13)
 Expense ratio...................................................       2.80%+

All Cap Value Fund
------------------------------------------------------------------------------------------
                                                                       Class B Shares
                                                                  ------------------------
                                                                     2002(4)      2001(5)
                                                                  -------------- -------
Net Asset Value, Beginning of Period.............................     $13.60     $12.88
                                                                      ------     ------
Income (Loss) From Operations:
 Net investment loss (2).........................................      (0.07)     (0.01)
 Net realized and unrealized gain (loss).........................      (2.38)      0.73
                                                                      ------     ------
Total Income (Loss) From Operations..............................      (2.45)      0.72
                                                                      ------     ------
Less Distributions From:
 Net investment income...........................................         --         --
 Net realized gains..............................................      (0.01)        --
                                                                      ------     ------
Total Distributions..............................................      (0.01)        --
                                                                      ------     ------
Net Asset Value, End of Period...................................     $11.14     $13.60
                                                                      ======     ======
Total Return (3).................................................      (18.0)%++    5.6%++
Net Assets, End of Period (000s).................................       $131        $11
Ratios to Average Net Assets:
 Expenses........................................................       2.25%+     2.25%+
 Net investment loss.............................................      (1.12)%+   (0.55)%+
Portfolio Turnover Rate..........................................         31%      3.51%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
 Net investment loss per share (2)...............................     $(0.14)    $(0.03)
 Expense ratio...................................................       3.55%+     3.36%+

--------
(1)For the period from January 25, 2002 (inception date) to June 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the six months ended June 30, 2002 (unaudited).
(5)For the period from November 8, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund
--------------------------------------------------------------------------------

                                                             Class 2 Shares
                                                             --------------
                                                                2002(1)
                                                             --------------
Net Asset Value, Beginning of Period........................     $13.19
                                                                 ------
Loss From Operations:
 Net investment loss (2)....................................      (0.08)
 Net realized and unrealized loss...........................      (1.93)
                                                                 ------
Total Loss From Operations..................................      (2.01)
                                                                 ------
Less Distributions From:
 Net investment income......................................         --
 Net realized gains.........................................      (0.01)
                                                                 ------
Total Distributions.........................................      (0.01)
                                                                 ------
Net Asset Value, End of Period..............................     $11.17
                                                                 ======
Total Return (3)............................................      (15.3)%++
Net Assets, End of Period (000s)............................        $24
Ratios to Average Net Assets:
 Expenses...................................................       2.25%+
 Net investment loss........................................      (1.09)%+
Portfolio Turnover Rate.....................................         31%
Before applicable waiver of management fee and expenses
absorbed by SBAM, net investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)..........................     $(0.16)
 Expense ratio..............................................       3.55%+
All Cap Value Fund
---------------------------------------------------------------------------------------
                                                                   Class O Shares
                                                             -------------------------
                                                                2002(4)       2001(5)
                                                             --------------  -------
Net Asset Value, Beginning of Period........................    $13.62        $12.50
                                                                 ------      -------
Income (Loss) From Operations:
 Net investment income (2)..................................    (0.01)          0.01
 Net realized and unrealized gain (loss)....................      (2.38)        1.11
                                                                 ------      -------
Total Income (Loss) From Operations.........................      (2.39)        1.12
                                                                 ------      -------
Less Distributions From:
 Net investment income......................................    (0.01)            --
 Net unrealized gains.......................................      (0.01)          --
                                                                 ------      -------
Total Distributions.........................................     (0.02)           --
                                                                 ------      -------
Net Asset Value, End of Period..............................    $11.21        $13.62
                                                                 ======      =======
Total Return (3)............................................     (17.6)%++       9.0%++
Net Assets, End of Period (000s)............................    $8,964       $10,893
Ratios to Average Net Assets:
 Expenses...................................................     1.25%+         1.25%+
 Net investment income (loss)...............................    (0.18)%+        0.45%+
Portfolio Turnover Rate.....................................        31%         3.51%
Before applicable waiver of management fee and expenses
absorbed by SBAM, net investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)..........................   $(0.07)        $(0.02)
 Expense ratio..............................................     2.55%+         2.36%+

--------
(1)For the period from January 17, 2002 (inception date) to June 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the six months ended June 30, 2002 (unaudited).
(5)For the period from October 15, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                     Class A Shares
                                                                                         --------------------------------------
                                                                                          2002(1)     2001     2000    1999(2)
                                                                                         --------------------------------------
Net Asset Value, Beginning of Period.................................................... $ 8.22     $ 9.37   $11.18   $10.00
                                                                                         ------     ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.02)     (0.03)   (0.06)   (0.01)
  Net realized and unrealized gain (loss)...............................................  (1.52)     (1.12)   (1.73)    1.19
                                                                                         ------     ------   ------   ------
Total Income (Loss) From Operations.....................................................  (1.54)     (1.15)   (1.79)    1.18
                                                                                         ------     ------   ------   ------
Less Distributions From:
  Net realized gains....................................................................     --         --    (0.02)      --
  Capital...............................................................................     --         --    (0.00)#     --
                                                                                         ------     ------   ------   ------
Total Distributions.....................................................................     --         --    (0.02)      --
                                                                                         ------     ------   ------   ------
Net Asset Value, End of Period.......................................................... $ 6.68     $ 8.22   $ 9.37   $11.18
                                                                                         ======     ======   ======   ======
Total Return (4)........................................................................  (18.7)%++  (12.3)%  (16.0)%   11.8%++
Net Assets, End of Period (000s)........................................................ $1,114     $2,236   $2,199   $2,070
Ratios to Average Net Assets:
  Expenses..............................................................................   1.45%+     1.45%    1.45%    1.44%+
  Net investment loss...................................................................  (0.38)%+   (0.39)%  (0.51)%  (0.37)%+
Portfolio Turnover Rate.................................................................     16%        54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.04)    $(0.09)  $(0.10)  $(0.07)
  Expense ratio.........................................................................   2.22%+     2.22%    1.88%    4.02%+

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                     Class B Shares
                                                                                         --------------------------------------
                                                                                          2002(1)     2001     2000    1999(2)
                                                                                         --------------------------------------
Net Asset Value, Beginning of Period.................................................... $ 8.09     $ 9.29   $11.17   $10.00
                                                                                         ------     ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.05)     (0.10)   (0.14)   (0.02)
  Net realized and unrealized gain (loss)...............................................  (1.49)     (1.10)   (1.72)    1.19
                                                                                         ------     ------   ------   ------
Total Income (Loss) From Operations.....................................................  (1.54)     (1.20)   (1.86)    1.17
                                                                                         ------     ------   ------   ------
Less Distributions From:
  Net realized gains....................................................................     --         --    (0.02)      --
  Capital...............................................................................     --         --    (0.00)#     --
                                                                                         ------     ------   ------   ------
Total Distributions.....................................................................     --         --    (0.02)      --
                                                                                         ------     ------   ------   ------
Net Asset Value, End of Period.......................................................... $ 6.55     $ 8.09   $ 9.29   $11.17
                                                                                         ======     ======   ======   ======
Total Return (4)........................................................................  (19.0)%++  (12.9)%  (16.6)%   11.7%++
Net Assets, End of Period (000s)........................................................ $3,171     $4,117   $6,709   $6,243
Ratios to Average Net Assets:
  Expenses..............................................................................   2.19%+     2.19%    2.20%    2.21%+
  Net investment loss...................................................................  (1.11)%+   (1.15)%  (1.26)%  (1.17)%+
Portfolio Turnover Rate.................................................................     16%        54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.07)    $(0.16)  $(0.18)  $(0.08)
  Expense ratio.........................................................................   2.97%+     2.92%    2.63%    4.73%+

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                    Class 2 Shares
                                                        --------------------------------------
                                                         2002(1)     2001     2000    1999(2)
                                                        ------------------- ------------------
Net Asset Value, Beginning of Period................... $ 8.10     $ 9.30   $11.16   $10.00
                                                        ------     ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (3)...............................  (0.05)     (0.09)   (0.14)   (0.02)
 Net realized and unrealized gain (loss)...............  (1.50)     (1.11)   (1.70)    1.18
                                                        ------     ------   ------   ------
Total Income (Loss) From Operations....................  (1.55)     (1.20)   (1.84)    1.16
                                                        ------     ------   ------   ------
Less Distributions From:
 Net realized gains....................................     --         --    (0.02)      --
 Capital...............................................     --         --    (0.00)#     --
                                                        ------     ------   ------   ------
Total Distributions....................................     --         --    (0.02)      --
                                                        ------     ------   ------   ------
Net Asset Value, End of Period......................... $ 6.55     $ 8.10   $ 9.30   $11.16
                                                        ======     ======   ======   ======
Total Return (4).......................................  (19.1)%++  (12.9)%  (16.5)%   11.6%++
Net Assets, End of Period (000s)....................... $2,856     $3,366   $2,362   $1,234
Ratios to Average Net Assets:
 Expenses..............................................   2.19%+     2.19%    2.20%    2.19%+
 Net investment loss...................................  (1.10)%+   (1.14)%  (1.27)%  (1.14)%+
Portfolio Turnover Rate................................     16%        54%      79%      10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (3)..................... $(0.07)    $(0.16)  $(0.18)  $(0.08)
 Expense ratio.........................................   2.97%+     2.95%    2.63%    4.71%+

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                    Class O Shares
                                                        --------------------------------------
                                                         2002(1)     2001     2000    1999(5)
                                                        ------------------- ------------------
Net Asset Value, Beginning of Period................... $ 8.17     $ 9.40   $11.18   $10.00
                                                        ------     ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (3)...............................  (0.01)     (0.02)   (0.03)   (0.00)#
 Net realized and unrealized gain (loss)...............  (1.52)     (1.21)   (1.73)    1.18
                                                        ------     ------   ------   ------
Total Income (Loss) From Operations....................  (1.53)     (1.23)   (1.76)    1.18
                                                        ------     ------   ------   ------
Less Distributions From:
 Net realized gains....................................     --         --    (0.02)      --
 Capital...............................................     --         --    (0.00)#     --
                                                        ------     ------   ------   ------
Total Distributions....................................     --         --    (0.02)      --
                                                        ------     ------   ------   ------
Net Asset Value, End of Period......................... $ 6.64     $ 8.17   $ 9.40   $11.18
                                                        ======     ======   ======   ======
Total Return (4).......................................  (18.7)%++  (13.1)%  (15.7)%   11.8%++
Net Assets, End of Period (000s).......................    $13        $20   $1,626   $1,917
Ratios to Average Net Assets:
 Expenses..............................................   1.19%+     1.19%    1.20%    1.21%+
 Net investment loss...................................  (0.13)%+   (0.18)%  (0.25)%  (0.11)%+
Portfolio Turnover Rate................................     16%        54%      79%      10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (3)..................... $(0.04)    $(0.07)  $(0.07)  $(0.07)
 Expense ratio.........................................   1.99%+     1.76%    1.62%    3.88%+

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(5)For the period from October 26, 1999 (inception date) to December 31, 1999. # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                                                                                         Class 2 Shares
                                                                                         --------------
                                                                                            2002(1)
                                                                                         --------------
Net Asset Value, Beginning of Period....................................................     $12.69
                                                                                             ------
Loss From Operations:
  Net investment loss (2)...............................................................      (0.04)
  Net realized and unrealized loss......................................................      (1.01)
                                                                                             ------
Total Loss From Operations..............................................................      (1.05)
                                                                                             ------
Less Distributions From:
  Net realized gains....................................................................      (0.01)
                                                                                             ------
Total Distributions.....................................................................      (0.01)
                                                                                             ------
Net Asset Value, End of Period..........................................................     $11.63
                                                                                             ======
Total Return (3)........................................................................       (8.3)%++
Net Assets, End of Period (000s)........................................................        $53
Ratios to Average Net Assets:
  Expenses..............................................................................       2.25%+
  Net investment loss...................................................................      (0.76)%+
Portfolio Turnover Rate.................................................................         26%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2).....................................................     $(0.06)
  Expense ratio.........................................................................       2.61%+

Large Cap Core Equity Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                              Class O Shares
                                                                                         ---------------------
                                                                                            2002(4)      2001(5)
                                                                                         -------------- -------
Net Asset Value, Beginning of Period....................................................     $13.27     $12.50
                                                                                             ------     ------
Income (Loss) From Operations:
  Net investment income (2).............................................................       0.01       0.01
  Net realized and unrealized gain (loss)...............................................      (1.62)      0.76
                                                                                             ------     ------
Total Income (Loss) From Operations.....................................................      (1.61)      0.77
                                                                                             ------     ------
Less Distributions From:
  Net investment income.................................................................      (0.01)        --
  Net realized gains....................................................................      (0.01)        --
                                                                                             ------     ------
Total Distributions.....................................................................      (0.02)        --
                                                                                             ------     ------
Net Asset Value, End of Period..........................................................     $11.64     $13.27
                                                                                             ======     ======
Total Return (3)........................................................................      (12.1)%++    6.2%++
Net Assets, End of Period (000s)........................................................     $4,657     $5,308
Ratios to Average Net Assets:
  Expenses..............................................................................       1.25%+     1.25%+
  Net investment income.................................................................       0.12%+     0.20%+
Portfolio Turnover Rate.................................................................         26%         8%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2).....................................................     $(0.12)    $(0.06)
  Expense ratio.........................................................................       3.19%+     3.70%+

--------
(1)For the period from April 25, 2002 (inception date) to June 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the six months ended June 30, 2002 (unaudited).
(5)For the period from October 15, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                                 Class A Shares
                                           -----------------------------------------------------------
                                             2002(1)       2001      2000     1999     1998     1997
                                           --------     --------   -------  -------  -------  -------
Net Asset Value, Beginning of Period......   $18.97       $20.41    $20.70   $22.04   $21.11   $18.89
                                           --------     --------   -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income...................     0.06*        0.14*     0.18*    0.21*    0.19     0.16
  Net realized and unrealized gain (loss).    (2.39)       (1.02)     2.80     2.29     2.91     4.64
                                           --------     --------   -------  -------  -------  -------
Total Income (Loss) From Operations.......    (2.33)       (0.88)     2.98     2.50     3.10     4.80
                                           --------     --------   -------  -------  -------  -------
Less Distributions From:
  Net investment income...................    (0.07)       (0.14)    (0.19)   (0.13)   (0.17)   (0.21)
  Net realized gains......................       --        (0.42)    (3.08)   (3.71)   (2.00)   (2.37)
                                           --------     --------   -------  -------  -------  -------
Total Distributions.......................    (0.07)       (0.56)    (3.27)   (3.84)   (2.17)   (2.58)
                                           --------     --------   -------  -------  -------  -------
Net Asset Value, End of Period............   $16.57       $18.97    $20.41   $20.70   $22.04   $21.11
                                           ========     ========   =======  =======  =======  =======
Total Return (2)..........................    (12.3)%++     (4.4)%    14.9%    11.5%    15.2%    26.2%
Net Assets, End of Period (000s).......... $208,116     $160,688   $72,445  $32,817  $50,953  $57,105
Ratios to Average Net Assets:
  Expenses................................     0.91%+       1.03%     1.00%    0.87%    0.88%    0.95%
  Net investment income...................     0.83%+       0.70%     0.85%    0.90%    0.87%    0.86%
Portfolio Turnover Rate...................       22%          43%       75%      66%      74%      62%

Investors Value Fund
--------------------------------------------------------------------------------

                                                                Class B Shares
                                           ---------------------------------------------------------
                                             2002(1)     2001      2000     1999     1998     1997
                                           -------     -------   -------  -------  -------  -------
Net Asset Value, Beginning of Period......  $18.63      $20.09    $20.43   $21.87   $21.00   $18.86
                                           -------     -------   -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income (loss)............   (0.01)*     (0.03)*    0.02*    0.04*    0.05     0.04
  Net realized and unrealized gain (loss).   (2.36)      (1.00)     2.77     2.26     2.85     4.58
                                           -------     -------   -------  -------  -------  -------
Total Income (Loss) From Operations.......   (2.37)      (1.03)     2.79     2.30     2.90     4.62
                                           -------     -------   -------  -------  -------  -------
Less Distributions From:
  Net investment income...................   (0.01)      (0.01)    (0.05)   (0.03)   (0.03)   (0.11)
  Net realized gains......................      --       (0.42)    (3.08)   (3.71)   (2.00)   (2.37)
                                           -------     -------   -------  -------  -------  -------
Total Distributions.......................   (0.01)      (0.43)    (3.13)   (3.74)   (2.03)   (2.48)
                                           -------     -------   -------  -------  -------  -------
Net Asset Value, End of Period............  $16.25      $18.63    $20.09   $20.43   $21.87   $21.00
                                           =======     =======   =======  =======  =======  =======
Total Return (2)..........................   (12.7)%++    (5.3)%    14.2%    10.6%    14.3%    25.3%
Net Assets, End of Period (000s).......... $71,584     $83,335   $80,960  $81,759  $75,189  $49,786
Ratios to Average Net Assets:
  Expenses................................    1.82%+      1.90%     1.73%    1.61%    1.63%    1.70%
  Net investment income (loss)............   (0.13)%+    (0.17)%    0.12%    0.16%    0.18%    0.12%
Portfolio Turnover Rate...................      22%         43%       75%      66%      74%      62%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                                 Class 2 Shares
                                            ---------------------------------------------------------
                                              2002(1)        2001     2000     1999  1998(2)     1997
                                            ---------------------------------------------------------
Net Asset Value, Beginning of Period.......  $18.69      $20.13    $20.46   $21.88   $21.01   $18.86
                                            -------     -------   -------  -------  -------  -------
Income (Loss) From Operations:
 Net investment income (loss)..............   (0.01)*     (0.03)*    0.02*    0.03*    0.05     0.04
 Net realized and unrealized gain (loss)...   (2.37)      (0.98)     2.78     2.30     2.84     4.59
                                            -------     -------   -------  -------  -------  -------
Total Income (Loss) From Operations........   (2.38)      (1.01)     2.80     2.33     2.89     4.63
                                            -------     -------   -------  -------  -------  -------
Less Distributions From:
 Net investment income.....................   (0.01)      (0.01)    (0.05)   (0.04)   (0.02)   (0.11)
 Net realized gains........................      --       (0.42)    (3.08)   (3.71)   (2.00)   (2.37)
                                            -------     -------   -------  -------  -------  -------
Total Distributions........................   (0.01)      (0.43)    (3.13)   (3.75)   (2.02)   (2.48)
                                            -------     -------   -------  -------  -------  -------
Net Asset Value, End of Period.............  $16.30      $18.69    $20.13   $20.46   $21.88   $21.01
                                            =======     =======   =======  =======  =======  =======
Total Return (3)...........................   (12.7)%++    (5.2)%    14.2%    10.7%    14.3%    25.2%
Net Assets, End of Period (000s)........... $61,325     $72,607   $25,580  $17,883  $17,680  $11,701
Ratios to Average Net Assets:
 Expenses..................................    1.75%+      1.86%     1.74%    1.61%    1.63%    1.70%
 Net investment income (loss)..............   (0.07)%+    (0.14)%    0.11%    0.15%    0.18%    0.13%
Portfolio Turnover Rate....................      22%         43%       75%      66%      74%      62%

Investors Value Fund
--------------------------------------------------------------------------------

                                                                   Class O Shares
                                           ---------------------------------------------------------------
                                             2002(1)          2001      2000      1999      1998      1997
                                           ---------------------------------------------------------------
Net Asset Value, Beginning of Period......   $18.94       $20.38     $20.69    $22.05    $21.13    $18.90
                                           --------     --------   --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income...................     0.10*        0.19*      0.24*     0.26*     0.25      0.24
  Net realized and unrealized gain (loss).    (2.41)       (1.02)      2.80      2.31      2.90      4.60
                                           --------     --------   --------  --------  --------  --------
Total Income (Loss) From Operations.......    (2.31)       (0.83)      3.04      2.57      3.15      4.84
                                           --------     --------   --------  --------  --------  --------
Less Distributions From:
  Net investment income...................    (0.09)       (0.19)     (0.27)    (0.22)    (0.23)    (0.24)
  Net realized gains......................       --        (0.42)     (3.08)    (3.71)    (2.00)    (2.37)
                                           --------     --------   --------  --------  --------  --------
Total Distributions.......................    (0.09)       (0.61)     (3.35)    (3.93)    (2.23)    (2.61)
                                           --------     --------   --------  --------  --------  --------
Net Asset Value, End of Period............   $16.54       $18.94     $20.38    $20.69    $22.05    $21.13
                                           ========     ========   ========  ========  ========  ========
Total Return (3)..........................    (12.2)%++     (4.2)%     15.2%     11.7%     15.4%     26.5%
Net Assets, End of Period (000s).......... $575,091     $665,747   $702,394  $662,248  $650,916  $608,401
Ratios to Average Net Assets:
  Expenses................................     0.63%+       0.74%      0.73%     0.63%     0.63%     0.69%
  Net investment income...................     1.06%+       0.98%      1.12%     1.16%     1.15%     1.15%
Portfolio Turnover Rate...................       22%         43 %        75%       66%       74%       62%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                             Class Y Shares
                                                        --------------------
                                                          2002(1)      2001(2)
                                                        --------------------
Net Asset Value, Beginning of Period...................   $18.94      $19.41
                                                        --------     -------
Income (Loss) From Operations:
 Net investment income.................................     0.10*       0.08
 Net realized and unrealized loss......................    (2.41)      (0.46)
                                                        --------     -------
Total Loss From Operations.............................    (2.31)      (0.38)
                                                        --------     -------
Less Distributions From:
 Net investment income.................................    (0.09)      (0.09)
                                                        --------     -------
Total Distributions....................................    (0.09)      (0.09)
                                                        --------     -------
Net Asset Value, End of Period.........................   $16.54      $18.94
                                                        ========     =======
Total Return (3).......................................    (12.2)%++    (1.9)%++
Net Assets, End of Period (000s)....................... $122,980     $61,002
Ratios to Average Net Assets:..........................
 Expenses..............................................     0.63%+      0.73%+
 Net investment income.................................     1.06%+      0.98%+
Portfolio Turnover Rate................................       22%         43%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from July 16, 2001 (inception date) to December 31, 2001.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                            Class A Shares
                                                       ---------------------------------------------------------
                                                         2002(1)     2001     2000     1999     1998      1997
                                                       -------     -------  -------  -------  --------  -------
Net Asset Value, Beginning of Period..................  $12.39      $12.84   $12.81   $13.11    $13.13   $11.82
                                                       -------     -------  -------  -------  --------  -------
Income (Loss) From Operations:
 Net investment income................................    0.19*       0.48*    0.54*    0.50*     0.56     0.55
 Net realized and unrealized gain (loss)..............   (0.31)      (0.36)    0.44    (0.08)     0.26     1.65
                                                       -------     -------  -------  -------  --------  -------
Total Income (Loss) From Operations...................   (0.12)       0.12     0.98     0.42      0.82     2.20
                                                       -------     -------  -------  -------  --------  -------
Less Distributions From:
 Net investment income................................   (0.24)      (0.46)   (0.50)   (0.50)    (0.55)   (0.53)
 Net realized gains...................................   (0.02)      (0.11)   (0.45)   (0.22)    (0.29)   (0.36)
                                                       -------     -------  -------  -------  --------  -------
Total Distributions...................................   (0.26)      (0.57)   (0.95)   (0.72)    (0.84)   (0.89)
                                                       -------     -------  -------  -------  --------  -------
Net Asset Value, End of Period........................  $12.01      $12.39   $12.84   $12.81    $13.11   $13.13
                                                       =======     =======  =======  =======  ========  =======
Total Return (2)......................................    (1.1)%++     1.0%     7.9%     3.2%      6.4%    19.1%
Net Assets, End of Period (000s)...................... $27,235     $25,607  $24,290  $35,386   $51,443  $53,024
Ratios to Average Net Assets:
 Expenses.............................................    0.95%+      0.95%    0.95%    0.95%     0.85%    0.77%
 Net investment income................................    3.10%+      3.79%    4.19%    3.79%     4.17%    4.29%
Portfolio Turnover Rate...............................      55%         55%      28%      34%       63%      70%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income per share......................   $0.18*      $0.44*   $0.51*   $0.47*    $0.51    $0.49
 Expense ratio........................................    1.20%+      1.25%    1.18%    1.17%     1.17%    1.24%

Balanced Fund
-------------------------------------------------------------------------------------------
                                                                            Class B Shares
                                                       ---------------------------------------------------------
                                                         2002(1)     2001     2000     1999     1998      1997
                                                       -------     -------  -------  -------  --------  -------
Net Asset Value, Beginning of Period..................  $12.32      $12.77   $12.76   $13.08    $13.12   $11.82
                                                       -------     -------  -------  -------  --------  -------
Income (Loss) From Operations:
 Net investment income................................    0.14*       0.39*    0.44*    0.40*     0.45     0.45
 Net realized and unrealized gain (loss)..............   (0.31)      (0.35)    0.44    (0.08)     0.26     1.65
                                                       -------     -------  -------  -------  --------  -------
Total Income (Loss) From Operations...................   (0.17)       0.04     0.88     0.32      0.71     2.10
                                                       -------     -------  -------  -------  --------  -------
Less Distributions From:
 Net investment income................................   (0.19)      (0.38)   (0.42)   (0.42)    (0.46)   (0.44)
 Net realized gains...................................   (0.02)      (0.11)   (0.45)   (0.22)    (0.29)   (0.36)
                                                       -------     -------  -------  -------  --------  -------
Total Distributions...................................   (0.21)      (0.49)   (0.87)   (0.64)    (0.75)   (0.80)
                                                       -------     -------  -------  -------  --------  -------
Net Asset Value, End of Period........................  $11.94      $12.32   $12.77   $12.76    $13.08   $13.12
                                                       =======     =======  =======  =======  ========  =======
Total Return (2)......................................    (1.4)%++     0.3%     7.1%     2.4%      5.5%    18.2%
Net Assets, End of Period (000s)...................... $54,033     $61,485  $73,311  $97,656  $120,816  $87,549
Ratios to Average Net Assets:
 Expenses.............................................    1.70%+      1.69%    1.70%    1.70%     1.60%    1.52%
 Net investment income................................    2.34%+      3.05%    3.43%    3.03%     3.41%    3.54%
Portfolio Turnover Rate...............................      55%         55%      28%      34%       63%      70%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income per share......................   $0.13*      $0.36*   $0.41*   $0.37*    $0.41    $0.39
 Expense ratio........................................    1.95%+      1.88%    1.93%    1.92%     1.92%    1.99%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                                              Class 2 Shares
                                                                         --------------------------------------------------------
                                                                           2002(1)     2001     2000     1999   1998(2)    1997
                                                                         -------     -------  -------  -------  -------  -------
Net Asset Value, Beginning of Period....................................  $12.35      $12.81   $12.79   $13.11   $13.15   $11.85
                                                                         -------     -------  -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income.................................................    0.14*       0.38*    0.44*    0.41*    0.45     0.45
  Net realized and unrealized gain (loss)...............................   (0.31)      (0.35)    0.45    (0.09)    0.26     1.65
                                                                         -------     -------  -------  -------  -------  -------
Total Income (Loss) From Operations.....................................   (0.17)       0.03     0.89     0.32     0.71     2.10
                                                                         -------     -------  -------  -------  -------  -------
Less Distributions From:
  Net investment income.................................................   (0.19)      (0.38)   (0.42)   (0.42)   (0.46)   (0.44)
  Net realized gains....................................................   (0.02)      (0.11)   (0.45)   (0.22)   (0.29)   (0.36)
                                                                         -------     -------  -------  -------  -------  -------
Total Distributions.....................................................   (0.21)      (0.49)   (0.87)   (0.64)   (0.75)   (0.80)
                                                                         -------     -------  -------  -------  -------  -------
Net Asset Value, End of Period..........................................  $11.97      $12.35   $12.81   $12.79   $13.11   $13.15
                                                                         =======     =======  =======  =======  =======  =======
Total Return (3)........................................................    (1.4)%++     0.2%     7.2%     2.4%     5.5%    18.1%
Net Assets, End of Period (000s)........................................ $16,941     $16,564  $15,496  $21,030  $29,458  $21,085
Ratios to Average Net Assets:
  Expenses..............................................................    1.70%+      1.69%    1.70%    1.70%    1.60%    1.52%
  Net investment income.................................................    2.34%+      3.03%    3.45%    3.04%    3.41%    3.52%
Portfolio Turnover Rate.................................................      55%         55%      28%      34%      63%      70%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.......................................   $0.13*      $0.37*   $0.41*   $0.38*   $0.41    $0.39
  Expense ratio.........................................................    1.95%+      1.84%    1.94%    1.92%    1.92%    1.99%

Balanced Fund
-------------------------------------------------------------------------------------------
                                                                                              Class O Shares
                                                                         --------------------------------------------------------
                                                                           2002(1)     2001     2000     1999    1998      1997
                                                                         -------     -------  -------  -------  -------  -------
Net Asset Value, Beginning of Period....................................  $12.47      $12.91   $12.88   $13.18   $13.20   $11.88
                                                                         -------     -------  -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income.................................................    0.21*       0.52*    0.58*    0.54*    0.59     0.59
  Net realized and unrealized gain (loss)...............................   (0.32)      (0.36)    0.43    (0.09)    0.26     1.65
                                                                         -------     -------  -------  -------  -------  -------
Total Income (Loss) From Operations.....................................   (0.11)       0.16     1.01     0.45     0.85     2.24
                                                                         -------     -------  -------  -------  -------  -------
Less Distributions From:
  Net investment income.................................................   (0.25)      (0.49)   (0.53)   (0.53)   (0.58)   (0.56)
  Net realized gains....................................................   (0.02)      (0.11)   (0.45)   (0.22)   (0.29)   (0.36)
                                                                         -------     -------  -------  -------  -------  -------
Total Distributions.....................................................   (0.27)      (0.60)   (0.98)   (0.75)   (0.87)   (0.92)
                                                                         -------     -------  -------  -------  -------  -------
Net Asset Value, End of Period..........................................  $12.09      $12.47   $12.91   $12.88   $13.18   $13.20
                                                                         =======     =======  =======  =======  =======  =======
Total Return (3)........................................................    (0.9)%++     1.3%     8.1%     3.4%     6.6%    19.3%
Net Assets, End of Period (000s)........................................  $1,147      $1,150   $1,504   $1,460   $1,523   $1,227
Ratios to Average Net Assets:
  Expenses..............................................................    0.70%+      0.70%    0.70%    0.70%    0.60%    0.52%
  Net investment income.................................................    3.34%+      4.03%    4.45%    4.00%    4.41%    4.60%
Portfolio Turnover Rate.................................................      55%         55%      28%      34%      63%      70%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.......................................   $0.19*      $0.50*   $0.55*   $0.51*   $0.55    $0.53
  Expense ratio.........................................................    0.95%+      0.79%    0.93%    0.92%    0.92%    1.00%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013
CUSTODIANS
    Chase Manhattan Bank, N.A.
    4 Chase Metro Tech Center
    18th Floor
    Brooklyn, New York 11245
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110
DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9764
LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017
INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
ANDREW L. BREECH*,***
CAROL L. COLMAN
DANIEL P. CRONIN**
WILLIAM R. DILL*,***
HEATH B. MCLENDON
CLIFFORD M. KIRTLAND, JR.*,***
LOUIS P. MATTIS*,***
THOMAS F. SCHLAFLY*,***

CHARLES F. BARBER, EMERITUS
Officers
HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President and Chief Administrative Officer
ROBERT E. AMODEO**
    Executive Vice President
JAMES E. CRAIGE**
    Executive Vice President
JOHN B. CUNNINGHAM*
    Executive Vice President
THOMAS K. FLANAGAN**
    Executive Vice President
ROGER M. LAVAN**
    Executive Vice President
ROSS S. MARGOLIES**,***
    Executive Vice President
MARK MCALLISTER*
    Executive Vice President
DAVID J. SCOTT**
    Executive Vice President
BETH A. SEMMEL**
    Executive Vice President
PETER J. WILBY**
    Executive Vice President
GEORGE J. WILLIAMSON**
    Executive Vice President
THOMAS A. CROAK**
    Vice President
ROBERT M. DONAHUE, JR.**,***
    Vice President
MAUREEN O'CALLAGHAN**
    Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

--------------------------------------------------------------------------------
  *Salomon Brothers Investors Value Fund Inc only
 **Salomon Brothers Series Funds Inc only
***Salomon Brothers Capital Fund Inc only

[LOGO] Salomon Brothers
Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013

SBSEQSEMI 6/02
02-3635, 02-3677, 02-3676, 02-3678, 02-3711, 02-3637, 02-3674, 02-3675, 02-3680

SEMI-ANNUAL REPORT
June 30, 2002
                                                                  [PHOTO]
                                                                  -------
                                                                  [PHOTO]
                                                                  -------
                                                                  [PHOTO]

                                SALOMON BROTHERS
                                ASSET MANAGEMENT


                    . HIGH YIELD BOND FUND

SALOMON BROTHERS -  . STRATEGIC BOND FUND
----------------
                    . U.S. GOVERNMENT
                      INCOME FUND

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

     BRIDGING WALL STREET OPPORTUNITIES
--------------------------------------------------------------------------------
     TO YOUR FINANCIAL FUTURE

RICH TRADITION
-----------------------------

Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

GLOBAL RESOURCES
--------------------------------

We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

INVESTMENT EXPERTISE
-----------------------------------

Averaging over 17 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
---------------------------

We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION ADVANTAGE
---------------------------------------

We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

                               Table of Contents



        A MESSAGE FROM THE CHAIRMAN..............................   2

        THE SALOMON BROTHERS INVESTMENT SERIES

          HIGH YIELD BOND FUND...................................   4

          STRATEGIC BOND FUND....................................   9

          U.S. GOVERNMENT INCOME FUND............................  13

        SCHEDULES OF INVESTMENTS.................................  17

        STATEMENTS OF ASSETS AND LIABILITIES.....................  37

        STATEMENTS OF OPERATIONS.................................  38

        STATEMENTS OF CHANGES IN NET ASSETS......................  39

        STATEMENTS OF CASH FLOWS.................................  41

        NOTES TO FINANCIAL STATEMENTS............................  42

        FINANCIAL HIGHLIGHTS.....................................  51

        DIRECTORS AND OFFICERS OF
          THE SALOMON BROTHERS INVESTMENT SERIES................. IBC

    [PHOTO]

 Heath B. McLendon
 Chairman


Salomon Brothers Investment Series
A Message From the Chairman

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for The Salomon Brothers Investment Series -- High Yield Bond Fund, Strategic Bond Fund and U.S. Government Income Fund ("Fund(s)") for the period ended June 30, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy for each of the Funds. We hope you find this information to be useful and informative.

PERFORMANCE OF THE FUNDS/1/

Below is a table showing each Fund's Class A share return, without sales charges, for the six months ended June 30, 2002.

                                                        Without Sales
                                                         Charges/2/
                                                        -------------
High Yield Bond Fund                                        (0.02)%
Strategic Bond Fund                                          3.04
U.S. Government Income Fund                                  3.70

BOND MARKET COMMENTARY

The U.S. Federal Reserve Board ("Fed") reduced short-term interest rates to a 40-year low of 1.75% at the end of the prior reporting period (December 2001). Encouraged by evidence that the economy was recovering, the central bank kept the federal funds rate ("fed funds rate")/3/ steady throughout the first half of 2002.

As reports on the economy through the first quarter of the year indicated that stronger growth was occurring, interest rates rose and prices for higher-quality bonds, particularly U.S. Treasuries, were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been much more sensitive to a potential increase in interest rates, which is typically the case after a long easing cycle. However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate


--------
1 The performance data represents past performance, which is not indicative of future results. This shareholder report has been prepared for the information of shareholders of the Funds and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. Please read it carefully before you invest or send money. Call your financial advisor or 1-800-725-6666 to obtain a copy of the prospectus.
2 These total-return figures assume reinvestment of all dividends and do not reflect the deduction of a sales charge for each Fund's Class A shares. Performance would have been lower had the sales charge been included.
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

accounting practices and credit concerns. Unnerved by this continued skepticism surrounding corporate financials and rising unemployment, many investors sought out the relative safety of the U.S. Treasury market.

Looking ahead, we believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The deep tax and interest-rate cuts of last year and effects of significant reductions in corporate inventories led to robust growth during the first quarter. However, we believe that growth in the second half of 2002 will be more moderate. Consumer spending should remain solid, while improving corporate profits and economic activity should help business investment recover moderately later in the year. We are expecting that inflation will remain low, which should keep the Fed from raising interest rates at least until the end of August.

On behalf of everyone here at Salomon Brothers Asset Management Inc, we would like to thank you for your continued confidence in the Funds.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

July 22, 2002

The information in this letter and the commentaries on pages 4 through 14 represent the opinions of the Funds managers and are not intended to be forecasts of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 17 through 36 for a list and percentage breakdown of each Fund's holdings. Also, please note that any discussion of the Funds' holdings is as of June 30, 2002 and is subject to change.

[Graphic]



INVESTMENT OBJECTIVE AND STRATEGY

The High Yield Bond Fund ("Fund") seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund invests primarily in high yield bonds issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities.

Under normal market conditions, the Fund invests at least 80% of its assets in high yield bonds and related investments.

Our investment strategy is to manage the Fund consistently and proactively through all types of market conditions. We try not to be distracted by short-term market volatility. In our view, broad diversification can help cushion those inevitable short-term price swings.

THE FUND MANAGER

[PHOTO of Peter J. Wilby]

CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 21 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for the day-to-day management of the Fund.

[Graphic]

Salomon Brothers
High Yield Bond Fund

PERFORMANCE AND PORTFOLIO UPDATE

For the six months ended June 30, 2002, the Fund's Class A shares, without sales charges, returned negative 0.02%. In comparison, the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Market Index")/1/ returned negative 6.65% for the same period. Past performance is not indicative of future results.

MARKET OVERVIEW

U.S. High-Yield Market

The high-yield market declined modestly in early 2002 due to the continued fallout from Enron's collapse and further deterioration in telecommunications fundamentals. However, the market temporarily recovered as investors shifted focus to encouraging economic data, strong equity markets and large mutual-fund inflows. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence. In addition, new economic data sparked concerns that a recovery would be slower than expected. Finally, in June, WorldCom's disclosure that it improperly accounted for $3.8 billion of expenses significantly damaged already-weakened confidence in corporate earnings, causing investors to shun sectors with more complex financials.

For the period, the high-yield market's top performing sectors included textiles, containers, industrials and capital goods. Textiles benefited from strong operating results at one large issuer that caused bond prices to rally from oversold levels. Containers outperformed due to lower raw-material prices as well as improving economic conditions. Industrials and capital goods benefited as investors focused on companies with steady cash flows, easy-to-understand businesses and improving business outlooks. The worst performers included telecommunications, cable, utilities, and technology. Telecommunications declined, led by fallen angels WorldCom Inc. and Qwest Corp. due to ratings downgrades, accounting issues and poor industry fundamentals. In addition, wireless and towers suffered due to signs of slowing subscriber growth and concerns that the industry has too many competitors. Adelphia Communications' disclosure of off-balance-sheet debt and other accounting problems caused the entire cable sector to decline. Utilities suffered due to concerns that companies may have artificially inflated revenues. Technology declined as corporate spending failed to show signs of improvement. In terms of credit quality, BB, B and CCC issues generated returns of negative 5.47%, negative 5.56% and negative 16.54%, respectively, as measured by the SSB High-Yield Market Index, as investors fled riskier credits.

--------
1 The SSB High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

The Fund benefited from underweighting telecommunications and utilities. However, an overweighting in cable and an underweighting in capital goods negatively affected performance. The Fund increased its exposure to energy and gaming and reduced positions in consumer products and containers in the first half of 2002. In addition, the Fund added several higher quality telecommunications names that traded down due to high-grade panic selling.

On June 30, 2002, the high-yield market yielded 12.60%, up from 11.63% on December 31, 2001, as measured by the SSB High-Yield Market Index. The excess yield over U.S. Treasury securities was 8.39%, up from 7.21% on December 31, 2001.

EMERGING MARKETS

Emerging-markets debt returned 0.82% for the six months ended June 30, 2002, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/2/. Political developments drove performance in Brazil (down 18.26% for the period). Brazil's large weighting, which now accounts for 19.18% of the EMBI+ market capitalization, caused its performance to dominate overall returns for the period. Lack of improving developments in Argentina also continues to weigh on the asset class, but it currently does not have the impact it once did. Argentine debt returned negative 22.16% for the period, but reflects only 2% of the EMBI+ composition, down from 22% in January 2001. On a positive note, 13 countries out of 19 outperformed the EMBI+ return for the period.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility during the period. Oil prices traded in a range from $17.97 to $29.36 per barrel and closed the period at $26.86. At a June 26 meeting, OPEC maintained its policy of price defense and agreed to keep the existing oil-production target at 21.7 million barrels per day for the next three months.

Return volatility/3/ for emerging-markets debt varied over the period. Return volatility for the 12-month period ending June 30, 2002 was 13.52%. Volatility for the month of June increased to 17.81% as investors responded to weakness in Brazil as well as problems in the high-yield market.

Latin America

Latin American debt as a region returned negative 5.41% for the six months ended June 30, 2002, as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. More recently in June, the region was heavily influenced by political and fiscal uncertainty in Brazil,


--------
2 The EMBI+ is a total return index that tracks the traded market for the U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
3 Return volatility is the standard deviation of monthly returns over the period being measured.

Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")/4/ and the deteriorating fundamentals in Venezuela.

Mexican debt returned 4.36% for the six months ended June 30, 2002. Throughout the second quarter, the economic team has sought to put the need for ongoing structural reform at the heart of the policy debate in Mexico. The government has been working hard to keep the spotlight on the need for structural reform, but these efforts will likely have little effect as the mid-term congressional elections gain momentum and dominate political activity.

Ecuadorian debt returned 7.10% for the six months ended June 30, 2002 period. The country under President Noboa's administration continues to post positive Gross Domestic Product ("GDP")/5/ growth and better credit fundamentals, largely due to better tax collection and higher oil prices. Unfortunately, the country failed to secure an IMF agreement in June but talks are continuing. On a more positive note, Ecuador appointed a new Finance Minister, who we believe will help the country reach an agreement with the IMF.

Brazilian debt returned negative 18.26% for the six months ended June 30, 2002 period, one of the worst performers in the EMBI+. Price volatility in Brazil has been primarily driven by political and fiscal uncertainty in the country. Investors are concerned about the outcome of the October Presidential election.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries, which represent 42% of the EMBI+ market capitalization, largely outperformed the Latin American region for the year, returning 10.83%.

Russian debt, the best performer for the six months ended June 30, 2002, returned 17.99%. The Russian economy continues to benefit from high domestic consumption, abundant foreign reserves and limited external-financing requirements. In May, Fitch Ratings, the international rating agency, upgraded the Russian Federation's long-term foreign-currency rating to BB- from B+, and changed the outlook on the long-term ratings to positive from stable.

Turkish debt returned negative 3.35% for the six months ended June 30, 2002. Concerns over Prime Minister Ecevit's health unsettled the market this period, leading to apprehension about early elections.

Bulgarian debt returned 2.68% for the six months ended June 30, 2002. Bulgaria outperformed the EMBI+ for the period in large part because the government's fiscal performance and active management of its liabilities have been excellent.


--------
4 The IMF is an organization of 183 member countries, established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.
5 GDP is the market value of goods and services produced by labor and property in a given country.

OUTLOOK

Going forward, valuations in the high-yield market continue to appear attractive at yields in excess of 12.50%, yet we remain somewhat cautious as we believe that several factors including (i) high global default rates and credit- rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector that present a compelling risk/reward profile. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment grade/high yield) bonds.

For emerging-markets debt, sovereign spreads/6/ as measured by the EMBI+ ended the semi-annual period at 799 basis points, or 7.99%. We believe that spreads are likely to remain volatile in line with overall cautious market sentiment.

--------
6 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2002

               [PIE CHART]

Corporate Bonds                    72%
Sovereign Bonds                    18%
Loan Participations                 1%
Common and Preferred Stock          2%
Warrants and Rights                 1%
Repurchase Agreements               5%
Convertible Bonds                   1%


 Top Sectors --
  U.S. High Yield Holdings

                             Consumer Non-Cyclicals
                             ----------------------
                             Media - Cable
                             ----------------------
                             Basic Industries
                             ----------------------
                             Consumer Cyclicals
                             ----------------------
                             Energy
                             ----------------------

Portfolio holdings may vary.

     Average Annual Total Returns for the Period Ended June 30, 2002+
     (unaudited)

Class A Shares            Without Sales Charges With Sales Charges*
-------------------------------------------------------------------
Since Inception (2/22/95)          6.65%                5.94%
5 year                             1.01                 0.03
3 year                             1.13                (0.51)
1 year                            (0.52)               (5.27)
-------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------
Since Inception (2/22/95)          5.85%                5.85%
5 year                             0.26                 0.02
3 year                             0.35                (0.39)
1 year                            (1.24)               (5.72)
-------------------------------------------------------------------
Class 2 Shares
-------------------------------------------------------------------
Since Inception (2/22/95)          5.97%                5.83%
5 year                             0.42                 0.22
3 year                             0.62                 0.28
1 year                            (1.02)               (2.88)
-------------------------------------------------------------------
Class O Shares
-------------------------------------------------------------------
Since Inception (2/22/95)          6.92%                6.92%
5 year                             1.30                 1.30
3 year                             1.46                 1.46
1 year                            (0.05)               (0.05)
-------------------------------------------------------------------

                          See page 16 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY

The Strategic Bond Fund ("Fund") seeks a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund invests primarily in a globally diverse portfolio of fixed income securities. Assets of the Fund may be deployed among various sectors of the global bond markets, depending on our analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.




Salomon Brothers
Strategic Bond Fund

PERFORMANCE UPDATE

For the six months ended June 30, 2002, the Fund's Class A shares, without sales charges, returned 3.04%. In comparison, the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Bond Index")/1/ and the Lehman Brothers Aggregate Bond Index/2/ returned 3.59% and 3.79%, respectively, for the same period. Emerging-market debt returned 0.82% for the period, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/3/. Past performance is not indicative of future results.

Our investment process begins by allocating the Fund's assets to four major sectors of the bond market: U.S. investment-grade/4/ bonds, U.S. high-yield bonds, U.S. dollar-denominated emerging-market debt and non-government bonds. Because these categories of bonds generally do not perform in tandem, the Fund can achieve diversification benefits from investing in all four sectors. We can invest in emerging-market debt and high-yield bonds for their return potential, while helping temper volatility by owning less-risky bonds. Of course, diversification does not mean that the value of the Fund's shares will not decrease.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The first quarter of 2002 proved to be challenging to fixed-income portfolios, with yields higher across the yield curve. Several factors led to the rise in rates, but the most important influences were a stronger than anticipated economic rebound and a shift in the bias of the U.S. Federal Reserve Board ("Fed") concerning monetary policy to neutral.

--------
1 The SSB BIG Bond Index includes institutionally traded U.S. Treasury securities, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
2 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. Please note that an investor cannot invest directly in an index.
3 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's or AAA,
  AA, A and BBB by Standard & Poor's, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

The Fund Managers

  [PHOTO]

Peter J. Wilby,
CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 21 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day fund management of the U.S. high-yield and foreign sovereign bond portions of the Fund.


  [PHOTO]

David J. Scott,
Director and Portfolio Manager at Salomon Brothers Asset Management (SBAM) Ltd., has 19 years of investment industry experience. SBAM Ltd. provides certain advisory services to Salomon Brothers Asset Management Inc relating to currency transactions and investments in non-dollar-denominated securities.


  [PHOTO]

Roger Lavan,
Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in fixed-income markets. Mr. Lavan is primarily responsible for day-to-day management of the investment-grade debt portion of the Fund.

Historically, there have been major shifts in market psychology and prices around turning points in the economic cycle. This is why we are not too surprised that corporate bonds, federal agency securities and mortgage-backed securities outperformed Treasuries during the first quarter. Moreover, we feel corporate bonds had a respectable performance while still dealing with rating-agency jumpiness, investor skepticism and corporate-accounting concerns. Mortgage-backed securities were the best performer during the first quarter due to declining volatility, rising rates and corporate credit problems.

In the second quarter, the short-term fixed-income market posted solid returns as investors priced in a higher probability of the Fed remaining on hold, possibly through the end of the year. In addition, the stock market performed dismally across the quarter, which led to flight-to-quality buying of the highest quality fixed-income securities. A crisis of confidence in corporate America, as well as an escalation of Middle East tensions and new fears of terrorism, led to a steepening of the yield curve and a widening of corporate spreads as investors sought safe haven.

In the high-yield market, prices declined modestly in early 2002 due to the continued fallout from Enron's collapse and further deterioration in telecommunications fundamentals. However, the market temporarily recovered as investors shifted focus to encouraging economic data, strong equity markets, and large mutual-fund inflows. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence. In addition, new economic data sparked concerns that a recovery would be slower than expected. Finally, in June, WorldCom's disclosure that it improperly accounted for $3.8 billion of expenses significantly damaged already-weakened confidence in corporate earnings, causing investors to shun sectors with more complex financials.

On June 30, 2002, the high-yield market yielded 12.60%, up from 11.63% on December 31, 2001 as measured by the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Market Index")/5/. The excess yield over U.S. Treasury securities was 8.39%, up from 7.21% on December 31, 2001.

In the emerging markets, political developments drove performance of Brazilian debt (down 18.26% for the period). Brazil's large weighting, which now accounts for 19.18% of the EMBI+ market capitalization, caused its performance to dominate overall returns for the period. Lack of improving developments in Argentina also continues to weigh on the asset class, but it currently does not have the impact it once did. Argentine debt returned negative 22.16% for the period, but reflects only 2% of the EMBI+ composition, down from 22% in January 2001. On a positive note, 13 countries out of 19 outperformed the EMBI+ return for the period.

Non-Latin American countries, which represent 42% of the EMBI+ market capitalization, largely outperformed the Latin American region for the year, returning 10.83%. For example, Russian debt, the best performer for the period, returned 17.99%.


10

--------
5 The SSB High-Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

MARKET OUTLOOK

Looking forward, we continue to like short-term federal agency securities, in part because we see continued demand for high-quality assets.

In the high-yield market, valuations continue to appear attractive at yields in excess of 12.50%, yet we remain somewhat cautious as we believe that several factors, including (i) high global default rates and credit-rating downgrades,
(ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector that present a compelling risk/reward profile. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment grade/high yield) bonds.

For emerging-markets debt, sovereign spreads/6/ as measured by the EMBI+ ended the semi-annual period at 799 basis points, or 7.99%. We believe that spreads are likely to remain volatile in line with overall cautious market sentiment.




--------
6 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2002

                                    [CHART]



Corporate and Convertible Bonds                                 26%
Sovereign Bonds                                                  7%
U.S. Government Agencies and Obligations                        32%
Commercial Paper                                                13%
Collateralized Mortgage Obligations                              7%
Repurchase Agreement                                            13%
Asset-Backed Securities                                          1%
Loan Participations,
Preferred Stock, Common Stock, Warrants and Rights               1%

Portfolio holdings may vary.

     Average Annual Total Returns for the Period Ended June 30, 2002+
     (unaudited)

Class A Shares            Without Sales Charges With Sales Charges*
-------------------------------------------------------------------
Since Inception (2/22/95)         7.92%                7.20%
5 year                            4.52                 3.51
3 year                            5.33                 3.63
1 year                            5.81                 0.78
-------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------
Since Inception (2/22/95)         7.10%                7.10%
5 year                            3.74                 3.47
3 year                            4.61                 3.79
1 year                            5.12                 0.30
-------------------------------------------------------------------
Class 2 Shares
-------------------------------------------------------------------
Since Inception (2/22/95)         7.26%                7.11%
5 year                            3.95                 3.74
3 year                            4.89                 4.54
1 year                            5.54                 3.55
-------------------------------------------------------------------
Class O Shares
-------------------------------------------------------------------
Since Inception (2/22/95)         8.20%                8.20%
5 year                            4.81                 4.81
3 year                            5.68                 5.68
1 year                            6.22                 6.22
-------------------------------------------------------------------

                           See page 16 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The U.S. Government Income Fund ("Fund") seeks to obtain a high level of current income. Under normal circumstances, the Fund invests substantially all of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The Fund expects to maintain an average portfolio effective duration of two to four years.


THE FUND MANAGER

  [PHOTO]

Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in the fixed-income markets. Mr. Lavan is responsible for day-to-day Fund management.

SALOMON BROTHERS
U.S. Government Income Fund

PERFORMANCE UPDATE

Our investment approach is simple: We allocate assets among U.S. government securities. We carefully track short-term interest rates and seek to generate low portfolio volatility.

For the six months ended June 30, 2002, the Fund's Class A shares, without sales charges, returned 3.70%. In comparison, the Salomon Smith Barney 1-5 Year Treasury Bond Index/1/ returned 2.85% for the same period. Past performance is not indicative of future results.

MARKET REVIEW

The U.S. Federal Reserve Board ("Fed") reduced short-term interest rates to a 40-year low of 1.75% at the end of the prior reporting period (December 2001). Encouraged by evidence that the economy was recovering, the Fed has kept the federal funds rate ("fed funds rate")/2/ steady since then. While short rates remained the same, yields on longer maturities rose as reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring. Prices of U.S. Treasury securities were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been sensitive to a potential increase in interest rates. This is typically the case after a long easing cycle.

However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. As if heightened economic and accounting uncertainties were not enough to pressure equity prices downward, global political developments, including escalation of tensions between India and Pakistan and between Israelis and Palestinians, created yet more market uncertainty. Unnerved by this insecurity, many investors sought the relative safety of the U.S. Treasury market and prices began to rebound. The mortgage-backed securities market continued to perform well during the period despite high prepayments.

--------
1 The Salomon Smith Barney 1-5 Year Treasury Bond Index is a broad measure of the performance of short-term U.S. Treasury securities. Please note that an investor cannot invest directly in an index.
2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

MARKET OUTLOOK

Although the stock market has continued to gyrate wildly, recent economic data has been generally positive, indicating that the economy is improving. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to a return to growth during the first calendar quarter. We believe that the economy will continue to grow in the second half of 2002, but at a moderate pace. Consumer spending should remain solid, while improving corporate profits and economic activity should help business investment recover moderately later in the year. We expect inflation will continue to remain low. This economic scenario should create a positive environment for fixed-income investors.

Looking forward, we continue to like short-term federal agency securities, in part because we see continued demand for high-quality assets.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2002

               [PIE CHART]


U.S. Government Obligations     40%
U.S. Government Agencies        39%
Repurchase Agreements           21%



Portfolio holdings may vary.

     Average Annual Total Returns for the Period Ended June 30, 2002+
     (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (2/22/95)          6.89%                6.18%
      5 year                             6.97                 5.93
      3 year                             7.62                 5.87
      1 year                             9.66                 4.40
      -------------------------------------------------------------------
      Class B Shares
      -------------------------------------------------------------------
      Since Inception (2/22/95)          6.10%                6.10%
      5 year                             6.19                 5.88
      3 year                             6.83                 5.95
      1 year                             8.95                 3.95
      -------------------------------------------------------------------
      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (2/22/95)          6.24%                6.10%
      5 year                             6.40                 6.19
      3 year                             7.17                 6.82
      1 year                             9.40                 7.33
      -------------------------------------------------------------------
      Class O Shares
      -------------------------------------------------------------------
      Since Inception (2/22/95)          7.19%                7.19%
      5 year                             7.31                 7.31
      3 year                             7.96                 7.96
      1 year                            10.01                10.01
      -------------------------------------------------------------------

                        See page 16 for all footnotes.

FOOTNOTES
  * Class A and 2 shares reflect the deduction of the maximum 4.75% and 1.00% sales charges, respectively. Class B shares reflect the deduction of a 5.00% contingent deferred sales charge ("CDSC"), which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. Class O and Y shares have no initial or contingent deferred sales charge.

  # As a % of total investments.

  + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, Fund returns would be lower. Expense limitations may be revised or terminated at any time.

          Schedules of Investments
          June 30, 2002 (unaudited)


Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                      Security                        Value
------------------------------------------------------------------------
CORPORATE BONDS -- 72.2%
Basic Industries -- 10.4%
$ 1,800,000 aaiPharma Inc., 11.000% due 4/1/10 (a)....... $    1,674,000
  2,750,000 Acetex Corp., 10.875% due 8/1/09.............      2,887,500
  2,250,000 Airgas Inc., 9.125% due 10/1/11..............      2,385,000
  1,225,000 Applied Extrusion Technology, 10.750% due
             7/1/11......................................      1,108,625
  3,000,000 Berry Plastics Corp., 12.250% due 4/15/04....      3,037,500
  2,100,000 Borden Chemicals and Plastics Ltd., 9.500%
             due 5/1/05 (b)(c)...........................         13,125
            Georgia-Pacific Corp.:
  1,600,000  7.500% due 5/15/06..........................      1,542,605
    825,000  9.625% due 3/15/22..........................        804,417
  1,175,000  8.875% due 5/15/31..........................      1,108,795
  2,150,000 Huntsman International LLC, 9.875% due
             3/1/09 (a)..................................      2,166,125
  3,375,000 ISP Chemco Inc., 10.250% due 7/1/11..........      3,459,375
  2,000,000 Luscar Coal Ltd., 9.750% due 10/15/11........      2,160,000
  1,700,000 Methanex Corp., 8.750% due 8/15/12...........      1,742,500
  1,925,000 Millennium America Inc., 9.250% due 6/15/08..      1,973,125
    950,000 NMHG Holdings Co., 10.000% due 5/15/09 (a)...        969,000
    625,000 Noveon Inc., 11.000% due 2/28/11.............        665,625
  3,600,000 OM Group Inc., 9.250% due 12/15/11...........      3,744,000
  2,250,000 P&L Coal Holdings Corp., 9.625% due 5/15/08..      2,390,625
  3,000,000 Pindo Deli Fin Mauritius, 10.750% due
             10/1/07 (b)(c)..............................        697,500
  1,750,000 Plastipak Holdings Inc., 10.750% due 9/1/11..      1,929,375
  1,725,000 Radnor Holdings Corp., 10.000% due 12/1/03...      1,587,000
  4,000,000 Republic Technologies International, LLC,
             13.750% due 7/15/09 (b)(c)..................        280,000
  3,500,000 Riverwood International Corp., 10.625% due
             8/1/07......................................      3,701,250
  3,250,000 Stone Container Corp., 8.375% due 7/1/12 (a).      3,290,625
    925,000 Trimas Corp., 9.875% due 6/15/12 (a).........        927,313
  2,375,000 Ucar Finance Inc., 10.250% due 2/15/12 (a)...      2,434,375
                                                          --------------
                                                              48,679,380
                                                          --------------
Consumer Cyclicals -- 7.0%
  3,125,000 Advance Stores Co. Inc., 8.500% due 4/15/08..      3,296,875
    875,000 Buffets Inc., 11.250% due 7/15/10 (a)........        879,375
            Cole National Group Inc.:
  1,000,000  8.625% due 8/15/07..........................        992,500
    850,000  8.875% due 5/15/12 (a)......................        847,875
  3,000,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08.      2,951,250
            The Gap Inc.:
    325,000  9.900% due 12/15/05.........................        332,757
    450,000  6.900% due 9/15/07..........................        411,158
  1,750,000  10.550% due 12/15/08........................      1,807,498
  3,550,000 HMH Properties, Inc., 8.450% due 12/1/08.....      3,496,750
  1,250,000 Host Marriott L.P., 9.500% due 1/15/07 (a)...      1,267,188
    925,000 Icon Health & Fitness Inc., 11.250% due
             4/1/12 (a)..................................        915,750
  1,150,000 John Q Hamons Hotels, Inc., 8.875% due
             5/15/12 (a).................................      1,132,750
  2,500,000 Leslie's Poolmart, Inc., 10.375% due 7/15/04.      2,362,500
  1,000,000 Levi Strauss & Co., 6.800% due 11/1/03.......        930,000
  2,000,000 Mattress Discounters Co., 12.625% due 7/15/07        367,500
  2,000,000 Pillowtex Corp., 9.000% due 12/15/07 (b)(c)..         27,500
  3,000,000 Prime Hospitality Corp., 8.375% due 5/1/12
             (a).........................................      2,955,000


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

     Face
    Amount                        Security                        Value
------------------------------------------------------------------------------
Consumer Cyclicals -- 7.0% (continued)
                Saks Inc.:
     $  550,000  8.250% due 11/15/08......................... $      522,500
        750,000  7.500% due 12/1/10..........................        675,000
      1,500,000  9.875% due 10/1/11..........................      1,515,000
      2,125,000 Starwood Hotels & Resorts Worldwide, Inc.,
                 7.875% due 5/1/12 (a).......................      2,093,125
      5,000,000 Tjiwi Kimia International Finance Co. B.V.,
                 10.000% due 8/1/04 (b)(c)...................      1,212,500
      2,100,000 Tommy Hilfiger U.S.A., Inc., 6.850% due
                 6/1/08......................................      1,976,243
                                                              --------------
                                                                  32,968,594
                                                              --------------
Consumer Non-Cyclicals -- 16.7%
      3,000,000 Advance PCS, 8.500% due 4/1/08...............      3,112,500
      2,250,000 American Safety Razor Co., 9.875% due 8/1/05.      1,923,750
      1,625,000 Applica Inc., 10.000% due 7/31/08............      1,649,375
      2,800,000 Argosy Gaming Co., 10.750% due 6/1/09........      3,024,000
      1,875,000 Aztar Corp., 8.875% due 5/15/07..............      1,896,094
        400,000 Beverly Enterprise Inc., 9.625% due 4/15/09..        412,000
      1,000,000 Chumash Casino & Resort Enterprise, 9.000%
                 due 7/15/10 (a).............................      1,017,500
      2,950,000 Coast Hotels & Casino, 9.500% due 4/1/09.....      3,112,250
      2,750,000 CONMED Corp., 9.000% due 3/15/08.............      2,856,563
      1,750,000 Extendicare Health Services Inc., 9.500% due
                 7/1/10 (a)..................................      1,760,938
        875,000 Fleming Cos. Inc., 10.125% due 4/1/08........        892,500
      1,479,000 Flooring America Inc., 9.250% due 10/15/07
                 (b)(c)......................................            148
                Harrah's Operating Co. Inc.:
      1,750,000  7.875% due 12/15/05.........................      1,802,500
      1,125,000  8.000% due 2/1/11...........................      1,218,778
        500,000 HCA Inc., 6.910% due 6/15/05.................        522,030
      2,798,000 Hines Horticulture, Inc., 12.750% due
                 10/15/05....................................      2,867,950
      2,450,000 Home Interiors & Gifts Inc., 10.125% due
                 6/1/08......................................      2,315,250
      1,500,000 Horseshoe Gaming LLC, 8.625% due 5/15/09.....      1,533,750
      3,500,000 IASIS Healthcare Corp., 13.000% due 10/15/09.      3,692,500
      1,550,000 Insight Health Services Corp., 9.875% due
                 11/1/11.....................................      1,565,500
      1,034,724 Iowa Select Farms, L.P., 10.750% due 12/1/06
                 (a).........................................        698,439
      3,500,000 Jafra Cosmetics International, Inc., 11.750%
                 due 5/1/08..................................      3,657,500
      2,975,000 MGM Grand Inc., 9.750% due 6/1/07............      3,153,500
        300,000 MGM MIRAGE, 8.375% due 2/1/11................        303,000
      7,000,000 Nebco Evans Holding Co., (zero coupon until
                 7/15/02, 12.375% thereafter), due 7/15/07
                 (b)(c)......................................              0
      2,200,000 North Atlantic Trading Co., 11.000% due
                 6/15/04.....................................      2,213,750
                Park Place Entertainment Corp.:
      1,000,000  7.875% due 12/15/05.........................      1,005,000
        225,000  9.375% due 2/15/07..........................        235,688
      2,250,000  8.875% due 9/15/08..........................      2,325,938
        750,000  8.125% due 5/15/11..........................        750,000
      3,150,000 Playtex Products Inc., 9.375% due 6/1/11.....      3,354,750
      2,625,000 Premier International Foods Corp., 12.000%
                 due 9/1/09..................................      2,861,250
        938,000 Pueblo Xtra International Inc., 9.500% due
                 8/1/03......................................        511,210
      3,875,000 Rite Aid Corp., 7.625% due 4/15/05...........      2,964,375
                Smithfield Foods, Inc.:
        500,000  7.625% due 2/15/08..........................        501,250
      1,875,000  8.000% due 10/15/09.........................      1,912,500
      2,350,000 Sun International Hotels Ltd., 8.875% due
                 8/15/11 (a).................................      2,411,688
      2,950,000 Triad Hospitals Inc., 8.750% due 5/1/09......      3,097,500
      2,050,000 United Industries Corp., 9.875% due 4/1/09...      2,080,750
      1,975,000 Vanguard Health Systems, 9.750% due 8/1/11...      2,068,812


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                Security                                  Value
--------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 16.7% (continued)
$ 2,675,000 Venetian Casino Resort LLC, 11.000% due 6/15/10 (a).............. $    2,705,094
  1,250,000 Vlasic Foods International Inc., 10.250% due 7/1/09 (b)(c).......        231,250
  2,240,000 Winsloew Furniture, Inc., 12.750% due 8/15/07....................      2,240,000
                                                                              --------------
                                                                                  78,459,120
                                                                              --------------
Energy -- 6.6%
  5,000,000 Costilla Energy Inc., 10.250% due 10/1/06 (b)(c).................              0
  1,200,000 Forest Oil Corp., 8.000% due 6/15/08.............................      1,209,000
  3,000,000 Grey Wolf Inc., 8.875% due 7/1/07................................      3,075,000
  1,366,000 Key Energy Services Inc., 14.000% due 1/15/09....................      1,605,050
  3,000,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12 (a)............      3,105,000
    750,000 Nuevo Energy Co., 9.375% due 10/1/10.............................        753,750
            Pioneer Natural Resource Co.:
    650,000   6.500% due 1/15/08.............................................        619,481
  1,500,000   9.625% due 4/1/10..............................................      1,651,356
  2,350,000 Plains Resources Inc., 10.250% due 3/15/06.......................      2,438,125
            Pogo Producing Co.:
  1,500,000   10.375% due 2/15/09............................................      1,620,000
  2,000,000   8.250% due 4/15/11.............................................      2,010,000
  2,250,000 Pride International, Inc., 10.000% due 6/1/09....................      2,418,750
  3,500,000 United Refining Co., 10.750% due 6/15/07.........................      2,848,125
            Vintage Petroleum, Inc.:
    500,000   8.625% due 2/1/09..............................................        472,500
  2,275,000   9.750% due 6/30/09.............................................      2,229,500
  1,725,000 Western Gas Resources, Inc., 10.000% due 6/15/09.................      1,871,625
  2,750,000 Westport Resources Corp., 8.250% due 11/1/11.....................      2,832,500
                                                                              --------------
                                                                                  30,759,762
                                                                              --------------
Financial Services -- 1.5%
  3,210,025 Airplanes Pass-Through Trust, 10.875% due 3/15/12................        240,752
    550,000 Capstar Hotels Co., 8.750% due 8/15/07...........................        489,500
  3,650,000 Felcor Lodging L.P., 9.500% due 9/15/08..........................      3,723,000
  2,500,000 Meristar Hospitality Corp., 9.125% due 1/15/11...................      2,400,000
  1,250,000 Nationwide Credit Inc., 10.250% due 1/15/08 (b)(c)...............        318,750
                                                                              --------------
                                                                                   7,172,002
                                                                              --------------
Housing Related -- 0.7%
  1,000,000 American Architectural Products Corp., 11.750% due 12/1/07 (b)(c)        180,000
            Nortek Inc.:
  1,375,000   9.125% due 9/1/07..............................................      1,399,063
  1,500,000   8.875% due 8/1/08..............................................      1,518,750
                                                                              --------------
                                                                                   3,097,813
                                                                              --------------
Manufacturing -- 2.2%
  1,650,000 Alliant Techsystems Inc., 8.500% due 5/15/11.....................      1,732,500
            ArvinMeritor, Inc.:
  1,750,000   6.800% due 2/15/09.............................................      1,694,233
    325,000   8.750% due 3/1/12..............................................        348,927
  4,000,000 Breed Technologies, Inc., 9.250% due 4/15/08 (b)(c)..............            400
  1,725,000 Fedders North America Inc., 9.375% due 8/15/07...................      1,250,625
  1,025,000 Joy Global Inc., 8.750% due 3/15/12..............................      1,053,188
  2,000,000 Sequa Corp., 9.000% due 8/1/09...................................      2,020,000
  3,500,000 Stellex Industries Inc., 9.500% due 11/1/07 (b)(c)...............         13,125
  1,250,000 Sybron Dental Specialties, Inc., 8.125% due 6/15/12 (a)..........      1,243,750
    950,000 Terex Corp., 10.375% due 4/1/11..................................      1,026,000
                                                                              --------------
                                                                                  10,382,748
                                                                              --------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                           Security                                             Value
------------------------------------------------------------------------------------------------------------------
Media - Cable -- 11.6%
$ 5,000,000 Avalon Cable Holdings LLC, (zero coupon until 12/1/03, 11.875% therafter), due 12/1/08 $     3,525,000
            Charter Communications Holdings, LLC:
    700,000   8.625% due 4/1/09...................................................................         462,000
  1,250,000   10.000% due 4/1/09..................................................................         868,750
     75,000   10.750% due 10/1/09.................................................................          53,063
  1,375,000   9.625% due 11/15/09.................................................................         907,500
    250,000   9.625% due 11/15/09 (a).............................................................         162,500
    250,000   10.000% due 5/15/11.................................................................         170,000
  3,650,000   Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10........................       1,660,750
    775,000   Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11...........................         372,000
  1,825,000   Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11........................         647,875
  2,250,000 Corus Entertainment Inc., 8.750% due 3/1/12 (a).......................................       2,261,250
            CSC Holdings Inc.:
  3,650,000   9.875% due 2/15/13..................................................................       2,719,250
  5,000,000   10.500% due 5/15/16.................................................................       3,775,000
  2,275,000 EchoStar Broadband Corp., 10.375% due 10/1/07.........................................       2,184,000
            EchoStar DBS Corp.:
  4,925,000   9.125% due 1/15/09 (a)..............................................................       4,531,000
    250,000   9.375% due 2/1/09...................................................................         232,500
  2,975,000 Hollinger International Publishing Inc., 9.250% due 3/15/07...........................       3,079,125
  2,107,294 Hollinger Participation, 12.125% due 11/15/10 (a)(d)..................................       1,991,393
  1,950,000 Insight Midwest Corp., 10.500% due 11/1/10............................................       1,833,000
  3,125,000 LIN Television Corp., 8.000% due 1/15/08..............................................       3,125,000
     25,000 Mediacom Broadband LLC, 11.000% due 7/15/13...........................................          23,500
  2,275,000 Mediacom LLC, 9.500% due 1/15/13......................................................       1,979,250
  2,375,000 Nextmedia Operating Inc., 10.750% due 7/1/11..........................................       2,410,625
            NTL Communications Corp.:
  2,425,000   11.500% due 10/1/08 (b)(c)..........................................................         654,750
  1,675,000   Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08........................         343,375
            NTL Inc.:
    495,000   12.750% due 4/15/05 (b)(c)..........................................................         133,650
  3,150,000   11.500% due 2/1/06 (b)(c)...........................................................         850,500
  1,325,000   Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08...........................         298,125
  1,200,000 Radio One Inc., 8.875% due 7/1/11.....................................................       1,203,000
  3,000,000 Rogers Communications Inc., 8.875% due 7/15/07........................................       2,745,000
            Sun Media Corp.:
  1,949,000   9.500% due 2/15/07..................................................................       2,036,705
  1,000,000   9.500% due 5/15/07..................................................................       1,045,000
            Telewest Communications PLC:
    625,000   Zero coupon until 4/15/04, (9.250% thereafter), due 4/15/09.........................         189,063
  3,885,000   Zero coupon until 2/1/05, (11.375% thereafter), due 2/1/10..........................       1,146,075
            United Pan-Europe Communications:
    300,000   10.875% due 8/1/09 (b)(c)...........................................................          40,500
  3,400,000   Zero coupon until 11/1/04, (13.375% thereafter), due 11/1/09........................         340,000
  6,485,000   Zero coupon until 2/1/05, (13.750% thereafter), due 2/1/10..........................         648,500
  5,225,000 Yell Finance BV, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11...........       3,579,125
    275,000 Young Broadcasting Inc., 8.500% due 12/15/08 (a)......................................         275,000
                                                                                                   ---------------
                                                                                                        54,502,699
                                                                                                   ---------------
Services and Other -- 4.6%
            Allied Waste North America, Inc.:
    125,000   8.875% due 4/1/08...................................................................         123,125
  4,425,000   10.000% due 8/1/09..................................................................       4,370,041


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                                          Security                                            Value
---------------------------------------------------------------------------------------------------------------
Services and Other -- 4.6% (continued)
$ 3,675,000 American Tower Corp., 9.375% due 2/1/09.............................................. $   2,039,625
  1,500,000 COMFORCE Operating Inc., 12.000% due 12/1/07.........................................       915,000
  2,875,000 Crown Castle International Corp., 10.750% due 8/1/11.................................     1,911,875
  3,200,000 DynCorp Inc., 9.500% due 3/1/07......................................................     3,328,000
  3,000,000 Employee Solutions Inc., 10.000% due 10/15/04 (b)(c).................................           300
  2,500,000 Holt Group, 9.750% due 1/15/06 (b)(c)................................................        87,500
  3,750,000 Iron Mountain Inc., 8.625% due 4/1/13................................................     3,853,125
  1,125,000 Mail-Well Corp., 8.750% due 12/15/08.................................................     1,006,875
  4,000,000 Safety-Kleen Corp., 9.250% due 6/1/08 (b)(c).........................................       100,000
  4,075,000 SBA Communications Corp., 10.250% due 2/1/09.........................................     2,465,375
            Spectrasite Holdings Inc.:
  1,150,000   10.750% due 3/15/10................................................................       511,750
    825,000   Zero coupon until 7/15/03, (12.000% thereafter), due 7/15/08.......................       259,875
  1,550,000   Zero coupon until 4/15/04, (11.250% thereafter), due 4/15/09.......................       410,750
                                                                                                  -------------
                                                                                                     21,383,216
                                                                                                  -------------
Technology -- 3.0%
  2,750,000 L-3 Communications Corp., 7.625% due 6/15/12 (a).....................................     2,770,625
    950,000 Motorola Inc., 8.000% due 11/1/11....................................................       928,870
  2,000,000 Seagate Technology HDD Holding, 8.000% due 5/15/09 (a)...............................     2,010,000
            Unisys Corp.:
  2,425,000   8.125% due 6/1/06..................................................................     2,412,875
  1,150,000   7.875% due 4/1/08..................................................................     1,138,500
  3,875,000 Xerox Capital Europe PLC, 5.875% due 5/15/04.........................................     3,196,875
  1,800,000 Xerox Corp., 5.500% due 11/15/03.....................................................     1,575,000
                                                                                                  -------------
                                                                                                     14,032,745
                                                                                                  -------------
Telecommunications -- 5.7%
  1,250,000 American Cellular Corp., 9.500% due 10/15/09.........................................       231,250
            AT&T Corp:
  2,850,000   7.300% due 11/15/11 (a)............................................................     2,369,923
  3,700,000   6.500% due 3/15/29.................................................................     2,560,703
            AT&T Wireless Services Inc.:
    675,000   7.875% due 3/1/11..................................................................       546,177
  2,400,000   8.125% due 5/1/12..................................................................     1,960,730
    750,000 Dobson Communications Corp., 10.875% due 7/1/10......................................       446,250
            Global Crossing Holdings Ltd.:
    750,000   6.000% due 10/15/03 (b)(c).........................................................        93,750
  5,400,000   9.125% due 11/15/06 (b)(c).........................................................        81,000
    250,000   9.500% due 11/15/09 (b)(c).........................................................         3,750
            Nextel Communications Inc.:
  2,455,000   9.375% due 11/15/09................................................................     1,252,050
    750,000   Zero coupon until 9/15/02, (10.650% thereafter), due 9/15/07.......................       410,625
  9,000,000   Zero coupon until 10/31/02, (9.750% thereafter), due 10/31/07......................     4,522,500
  3,250,000 Price Communication Wireless Inc., 11.750% due 7/15/07...............................     3,440,938
  1,700,000 Qwest Capital Funding, Inc., 6.875% due 7/15/28......................................       875,500
  2,850,000 Qwest Communications International Inc., 7.500% due 11/1/08..........................     1,738,500
  3,625,000 Qwest Corp., 8.875% due 3/15/12 (a)..................................................     3,244,375
  1,512,000 TeleCorp PCS, Inc., 10.625% due 7/15/10..............................................     1,421,280
            Triton PCS Inc.:
  1,000,000   8.750% due 11/15/11................................................................       620,000
  1,125,000   Zero coupon until 5/1/03, (11.000% thereafter), due 5/1/08.........................       703,125
  2,000,000 Ubiquitel Operating Co., (zero coupon until 4/15/05, 14.000% thereafter), due 4/15/10       290,000

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                          Security                           Value
------------------------------------------------------------------------------
Telecommunications -- 5.7% (continued)
$ 3,250,000 World Access Inc., 13.250% due 1/15/08 (b)(c)....... $     48,750
                                                                 ------------
                                                                   26,861,176
                                                                 ------------
Transportation -- 0.8%
  2,500,000 Stena AB, 8.750% due 6/15/07........................    2,437,500
  2,121,429 Viacao Aerea Riograndens, 9.600% due 2/10/05........    1,431,964
                                                                 ------------
                                                                    3,869,464
                                                                 ------------
Utilities -- 1.4%
  2,850,000 Calpine Canada Energy Finance ULC, 8.500% due 5/1/08    1,966,500
            Calpine Corp.:
    350,000   7.875% due 4/1/08.................................      232,750
  2,425,000   8.625% due 8/15/10................................    1,588,375
  3,375,000 CMS Energy Corp., 9.875% due 10/15/07...............    2,534,088
                                                                 ------------
                                                                    6,321,713
                                                                 ------------
            TOTAL CORPORATE BONDS
            (Cost -- $415,978,631)..............................  338,490,432
                                                                 ------------
CONVERTIBLE BONDS -- 1.2%
Technology -- 1.2%
  1,855,000 Ciena Corp., 3.750% due 2/1/08......................    1,101,406
  3,750,000 Comverse Technology Inc., 1.500% due 12/1/05........    2,939,063
  2,500,000 i2 Technologies, Inc., 5.250% due 12/15/06..........    1,784,375
                                                                 ------------
            TOTAL CONVERTIBLE BONDS
            (Cost -- $6,151,425)................................    5,824,844
                                                                 ------------
SOVEREIGN BONDS -- 18.3%
Argentina -- 0.4%
            Republic of Argentina:
  1,250,000   14.250% due 11/30/02 (b)(c).......................      231,250
  4,990,000   Due 4/10/05 (b)(c)................................    1,497,000
                                                                 ------------
                                                                    1,728,250
                                                                 ------------
Brazil -- 3.9%
            Federal Republic of Brazil:
    250,000   11.500% due 3/12/08...............................      170,312
  6,700,000   14.500% due 10/15/09..............................    5,008,250
  2,150,000   12.000% due 4/15/10...............................    1,410,938
 10,000,000   10.125% due 5/15/27...............................    5,337,500
    775,000   11.000% due 8/17/40...............................      443,688
  4,802,499   C Bonds, 8.000% due 4/15/14.......................    3,039,081
  4,494,653   MYDFA, 3.0625% due 9/15/07 (e)....................    3,050,746
                                                                 ------------
                                                                   18,460,515
                                                                 ------------
Bulgaria -- 0.9%
            Republic of Bulgaria:
  1,325,000   8.250% due 1/15/15................................    1,320,031
  3,250,000   FLIRB, Series A, 2.8125% due 7/28/12 (e)..........    2,957,500
                                                                 ------------
                                                                    4,277,531
                                                                 ------------
Ecuador -- 2.1%
            Republic of Ecuador:
  5,050,000   12.000% due 11/15/12..............................    3,585,500
 12,475,000   5.000% due 8/15/30 (e)............................    6,362,250
                                                                 ------------
                                                                    9,947,750
                                                                 ------------

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                            Value
---------------------------------------------------------------------------------
Mexico -- 3.7%
            United Mexican States:
$ 6,000,000  8.375% due 1/14/11................................. $    6,235,500
 11,380,000  7.500% due 1/14/12.................................     11,263,355
                                                                 --------------
                                                                     17,498,855
                                                                 --------------
Panama -- 0.4%
  2,233,589 Republic of Panama, PDI, 2.625% due 7/17/16 (e).....      1,697,527
                                                                 --------------
Peru -- 0.5%
  3,440,250 Republic of Peru, PDI, 4.500% due 3/7/17 (e)........      2,511,383
                                                                 --------------
Philippines -- 0.7%
            Republic of Philippines:
     25,000  8.375% due 3/12/09.................................         25,000
  2,500,000  9.375% due 1/18/17.................................      2,568,750
    650,000  9.875% due 1/15/19.................................        646,750
                                                                 --------------
                                                                      3,240,500
                                                                 --------------
Russia -- 3.4%
 22,540,000 Russia, 5.000% due 3/31/30 (e)......................     15,693,475
                                                                 --------------
Turkey -- 1.1%
            Republic of Turkey:
  1,075,000  12.375% due 6/15/09................................      1,005,125
  3,000,000  11.500% due 1/23/12................................      2,636,250
  1,775,000  11.875% due 1/15/30................................      1,517,625
                                                                 --------------
                                                                      5,159,000
                                                                 --------------
Uruguay -- 0.7%
            Republic of Uruguay:
  3,525,000  7.875% due 3/25/09.................................      2,115,000
    600,000  8.750% due 6/22/10.................................        357,000
    425,000  7.625% due 1/20/12.................................        246,500
    575,000  7.875% due 7/15/27.................................        333,500
                                                                 --------------
                                                                      3,052,000
                                                                 --------------
Venezuela -- 0.5%
  2,680,000 Republic of Venezuela, 13.625% due 8/15/18..........      2,278,000
                                                                 --------------
            TOTAL SOVEREIGN BONDS (Cost -- $89,099,669).........     85,544,786
                                                                 --------------
LOAN PARTICIPATIONS (f) -- 1.1%
    468,750 Government of Jamaica, Tranche B, 2.6875% due
             11/15/04 (J.P. Morgan Chase & Co.) (e).............        454,688
  5,278,818 Kingdom of Morocco, Tranche A, 2.750% due 1/1/09
             (J.P. Morgan Chase & Co., CS First Boston Corp.)
             (e)................................................      4,698,148
                                                                 --------------
            TOTAL LOAN PARTICIPATIONS (Cost -- $5,381,642)......      5,152,836
                                                                 --------------
  Shares
  ------
COMMON STOCK (b) -- 0.5%
     40,557 Axiohm Transaction Solutions Inc....................              0
     72,654 Horizon Natural Resources Co........................        871,848
    140,180 Imperial Sugar Co...................................        329,423
    172,413 Indesco International Inc...........................        948,271
     46,760 UnitedGlobalCom, Inc., Class A Shares...............        128,590
     10,212 World Access, Inc...................................             20
                                                                 --------------
            TOTAL COMMON STOCK (Cost -- $3,182,881).............      2,278,152
                                                                 --------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

      Shares                       Security                      Value
-----------------------------------------------------------------------------
PREFERRED STOCK -- 1.2%
    80,000          California Federal Capital, Series A,
                     9.125%................................. $  2,088,800
                    CSC Holdings Inc.:
    25,750           Series H, 11.750% due 10/1/07..........    1,731,687
    24,000           Series M, 11.125% due 4/1/08...........    1,542,000
     2,028          Rural Cellular Corp., 12.500% due
                     5/11/15................................      187,590
                    TCR Holding Corp. (b):
     9,787           Class B................................           10
     5,383           Class C................................            5
    14,191           Class D................................           14
    29,362           Class E................................           29
                                                             ------------
                    TOTAL PREFERRED
                    STOCK (Cost -- $8,676,178)..............    5,550,135
                                                             ------------
  Warrants/Rights
---------------
WARRANTS AND RIGHTS (b) -- 0.2%
16,537,994          ContiFinancial Corp., Units of
                     Interest, (Represents interests in a
                     trust in the liquidation of
                     ContiFinancial Corp. and its
                     affiliates.) (g).......................    1,064,303
     4,000          Glasstech Inc. (Exercise Price of $0.01
                     per share expiring on 6/30/04. Each
                     warrant exercisable for 0.125 shares
                     of common stock.)......................            0
       900          In Flight Phone (Exercise price of
                     $0.01 per share expiring on 8/31/02.
                     Each warrant exercisable for one share
                     of common stock.)......................            0
     1,250          Leap Wireless International Inc.,
                     (Exercise price of $96.80 per share
                     expiring 4/15/10. Each warrant
                     exercisable for 5.146 shares of common
                     stock.)................................          781
     3,500          Mattress Discounters Co., (Exercise
                     price of $0.01 per share expiring on
                     7/15/07. Each warrant exercisable for
                     4.850 shares of Class A common stock
                     and 0.539 shares of Class L common
                     stock.)................................        5,250
     4,000          Republic Technologies International
                     Inc., Expires 7/15/09..................           40
     2,500          UbiquiTel Operating Co. (Exercise price
                     of $22.74 per share expiring 4/15/10.
                     Each warrant exercisable for 5.965
                     shares of common stock.)...............       35,312
    30,345 /Rights/ Venezuela Discount Rights...............            0
     2,240          Winsloew Furniture, Inc., (Exercise
                     price of $0.01 per share expiring
                     8/15/07. Each warrant exercisable for
                     0.2298 shares of common stock.)........       23,800
                                                             ------------
                    TOTAL WARRANTS AND
                    RIGHTS (Cost -- $1,402,783).............    1,129,486
                                                             ------------
                    SUB-TOTAL
                    INVESTMENTS (Cost -- $529,873,209)......  443,970,671
                                                             ------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                     Security                       Value
---------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.3%
$12,000,000 Greenwich Capital Markets, Inc., 1.900%
             due 7/1/02; Proceeds at
             maturity -- $12,001,900;
             (Fully collateralized by U.S. Treasury
             Bonds, 7.875% due 2/15/21; Market
             value -- $12,246,050)..................... $  12,000,000
 12,617,000 State Street Bank & Trust Co., 1.880%
             due 7/1/02; Proceeds at
             maturity -- $12,618,977;
             (Fully collateralized by U.S. Treasury
             Bonds, 6.250% due 8/15/23; Market
             value -- $12,871,294).....................    12,617,000
                                                        -------------
            TOTAL REPURCHASE
            AGREEMENTS (Cost -- $24,617,000)...........    24,617,000
                                                        -------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $554,490,209*)  $468,587,671
                                                        =============

--------
(a)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)Non-income producing security.
(c)Security is currently in default.
(d)Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(e)Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(f)Participation interest was acquired through the financial institutions indicated parenthetically.
(g)Security is valued in accordance with fair valuation procedures.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this statement:

             C Bonds  -- Capitalization Bonds.
             FLIRB    -- Front-Loaded Interest Reduction Bonds.
             MYDFA    -- Multi-Year Depository Facility Agreement.
             PDI      -- Past Due Interest.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                          Security                        Value
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 31.9%
                 U.S. Treasury Notes and Bonds:
$   1,000,000     5.125% due 12/31/02 (a)..................... $    1,016,927
    5,000,000     5.875% due 11/15/04 (a).....................      5,315,630
    3,000,000     4.375% due 5/15/07 (a)......................      3,042,189
    1,000,000     5.750% due 8/15/10 (a)......................      1,070,001
    2,950,000     5.000% due 2/15/11 (a)......................      3,000,855
   11,500,000     4.875% due 2/15/12 (a)......................     11,546,725
                 Federal Home Loan Mortgage Corporation
                  (FHLMC):
       43,324     10.000% due 5/15/20.........................         45,487
      851,521     1.157% due 6/15/21 - Interest Only..........         24,237
                  Gold:
        5,106       6.000% due 10/1/10........................          5,290
      149,479       7.000% due 7/1/11.........................        157,780
    4,297,330       7.000% due 8/1/30 (a).....................      4,503,110
    1,150,000       6.000%, 30 year (TBA) (b).................      1,147,125
                 Federal National Mortgage Association (FNMA):
        6,313     13.000% due 11/15/15........................          7,442
       22,303     10.400% due 4/25/19.........................         23,062
    1,733,427     8.000% due 11/17/22 -- Interest Only........        132,156
       41,122     6.500% due 2/1/26...........................         42,222
      415,725     6.500% due 3/1/26...........................        426,843
      275,256     7.500% due 3/18/27 -- Interest Only.........          1,378
       25,035     8.000% due 7/18/27 -- Interest Only.........             32
      119,887     8.000% due 2/1/31...........................        127,353
        4,943     1.584% due 2/25/35 -- Interest Only (c).....            210
   11,000,000     6.000%, 30 year (TBA) (b)...................     10,968,980
    8,500,000     7.000%, 30 year (TBA) (b)...................      8,802,770
                                                               --------------
                 TOTAL U.S. GOVERNMENT AGENCIES AND
                 OBLIGATIONS
                 (Cost -- $53,248,343)........................     51,407,804
                                                               --------------
CORPORATE BONDS -- 25.8%
Basic Industries -- 2.6%
      175,000    aaiPharma Inc., 11.000% due 4/1/10 (d).......        162,750
      125,000    Abitibi-Consolidated Inc., 8.850% due 8/1/30.        122,576
      300,000    Acetex Corp., 10.875% due 8/1/09.............        315,000
                 Airgas Inc.:
      100,000     7.750% due 9/15/06..........................        104,644
      200,000     9.125% due 10/1/11..........................        212,000
                 Berry Plastics Corp.:
      250,000     12.250% due 4/15/04.........................        253,125
      100,000     11.000% due 7/15/07.........................        112,500
                 Georgia Pacific Corp.:
      150,000     7.500% due 5/15/06..........................        144,619
       50,000     9.625% due 3/15/22..........................         48,753
      175,000     8.875% due 5/15/31..........................        165,140
      300,000    ISP Chemco Inc., 10.250% due 7/1/11..........        307,500
      150,000    Luscar Coal Ltd., 9.750% due 10/15/11........        162,000
      225,000    Millennium America Inc., 9.250% due 6/15/08..        230,625
      325,000    OM Group Inc., 9.250% due 12/15/11...........        338,000
      250,000    P&L Coal Holdings Corp., 9.625% due 5/15/08..        265,625
      175,000    Radnor Holdings Corp., 10.000% due 12/1/03...        161,000
      500,000    Republic Technologies International, LLC,
                  13.750% due 7/15/09 (e)(f)..................         35,000


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                                               Security                                               Value
---------------------------------------------------------------------------------------------------------------------------
Basic Industries -- 2.6% (continued)
$     325,000 Riverwood International Corp., 10.625% due 8/1/07........................................... $     343,687
      375,000 Trimas Corp., 9.875% due 6/15/12 (d)........................................................       375,937
      300,000 Ucar Finance Inc., 10.250% due 2/15/12 (d)..................................................       307,500
                                                                                                           -------------
                                                                                                               4,167,981
                                                                                                           -------------
Consumer Cyclicals -- 2.0%
      350,000 Advance Stores Co. Inc., 10.250% due 4/15/08................................................       369,250
              Cole National Group, Inc.:
      250,000   8.625% due 8/15/07........................................................................       248,125
       50,000   8.875% due 5/15/12 (d)....................................................................        49,875
       75,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08................................................        73,781
              The Gap Inc.:
       50,000   6.900% due 9/15/07........................................................................        45,684
      315,000   10.550% due 12/15/08......................................................................       325,350
      450,000 HMH Properties Inc., 8.450% due 12/1/08.....................................................       443,250
      100,000 Icon Health & Fitness Inc., 11.250% due 4/1/12 (d)..........................................        99,000
      125,000 Leslie's Poolmart, Inc., 10.375% due 7/15/04................................................       118,125
      150,000 Levi Strauss & Co., 6.800% due 11/1/03......................................................       139,500
      200,000 Mattress Discounters Co., 12.625% due 7/15/07...............................................        36,750
      375,000 Pillowtex Corp., 9.000% due 12/15/07 (e)(f).................................................         5,156
      375,000 Prime Hospitality Corp., 8.375% due 5/1/12 (d)..............................................       369,375
              Saks Inc.:
      125,000   8.250% due 11/15/08.......................................................................       118,750
      225,000   9.875% due 10/1/11........................................................................       227,250
      250,000 Sears Roebuck Acceptance Corp., 7.000% due 6/1/32...........................................       240,214
      275,000 Starwood Hotels Resorts, 7.875% due 5/1/12 (d)..............................................       270,875
                                                                                                           -------------
                                                                                                               3,180,310
                                                                                                           -------------
Consumer Non-Cyclicals -- 5.7%
      325,000 AdvancePCS, 8.500% due 4/1/08...............................................................       337,188
      200,000 Applica Inc., 10.000% due 7/31/08...........................................................       203,000
      250,000 Argosy Gaming Co., 10.750% due 6/1/09.......................................................       270,000
       50,000 Beverly Enterprises Inc., 9.625% due 4/15/09................................................        51,500
      325,000 Coast Hotels & Casino Inc., 9.500% due 4/1/09...............................................       342,875
      325,000 CONMED Corp., 9.000% due 3/15/08............................................................       337,594
              Constellation Brands Inc.:
      275,000   8.500% due 3/1/09.........................................................................       284,625
       75,000   8.125% due 1/15/12........................................................................        77,344
      110,000 Fleming Cos. Inc., 10.125% due 4/1/08.......................................................       112,200
      370,000 Flooring America Inc., 9.250% due 10/15/07 (e)(f)...........................................            37
      550,000 H.J. Heinz Finance Co., 6.750% due 3/15/32..................................................       546,078
      375,000 Harrah's Operating Co. Inc., 8.000% due 2/1/11..............................................       406,259
              HCA Inc.:
      250,000   6.910% due 6/15/05........................................................................       261,015
      125,000   8.750% due 9/1/10.........................................................................       141,268
      225,000 Hines Horticulture, Inc., 12.750% due 10/15/05..............................................       230,625
      375,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.............................................       354,375
      300,000 IASIS Healthcare Corp., 13.000% due 10/15/09................................................       316,500
      200,000 Insight Health Services, 9.875% due 11/1/11.................................................       202,000
      259,129 Iowa Select Farms, L.P., 10.750% due 12/1/06 (d)............................................       174,912
      405,000 MGM Grand Inc., 9.750% due 6/1/07...........................................................       429,300
      375,000 Nebco Evans Holding Co., (zero coupon until 7/15/02, 12.375% thereafter), due 7/15/07 (e)(f)             0
      250,000 North Atlantic Trading Co., 11.000% due 6/15/04.............................................       251,562


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                                 Security                              Value
--------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.7% (continued)
                 Park Place Entertainment Inc.:
$     100,000      7.875% due 12/15/05..................................... $     100,500
      300,000      8.875% due 9/15/08......................................       310,125
      200,000    Petco Animal Supplies Inc., 10.750% due 11/1/11...........       217,000
      350,000    Playtex Products Inc., 9.375% due 6/1/11..................       372,750
      250,000    Premier International Foods Corp., 12.000% due 9/1/09.....       272,500
       90,000    Pueblo Xtra International Inc., 9.500% due 8/1/03.........        49,050
                 Rite Aid Corp.:
      100,000      7.625% due 4/15/05......................................        76,500
      250,000      11.250% due 7/1/08......................................       196,250
      250,000    Safeway Inc., 7.250% due 2/1/31...........................       259,717
      175,000    Smithfield Foods Inc., 8.000% due 10/15/09................       178,500
                 Station Casinos Inc.:
      250,000      8.375% due 2/15/08......................................       256,562
       75,000      8.875% due 12/1/08......................................        76,500
                 Sun International Hotels Ltd.:
       75,000      8.875% due 8/15/11 (d)..................................        76,969
      275,000      8.875% due 8/15/11......................................       282,219
      325,000    Triad Hospitals Inc., 8.750% due 5/1/09...................       341,250
      375,000    United Industries Corp., 9.875% due 4/1/09................       380,625
      225,000    Venetian Casino Resort LLC, 11.000% due 6/15/10 (d).......       227,531
      200,000    Vlasic Foods International Inc., 10.250% due 7/1/09 (e)(f)        37,000
      200,000    Winsloew Furniture, Inc., 12.750% due 8/15/07.............       200,000
                                                                            -------------
                                                                                9,241,805
                                                                            -------------
Energy -- 2.3%
      175,000    Compass Minerals Group, 10.000% due 8/15/11...............       185,500
      500,000    Continental Resources Inc., 10.250% due 8/1/08............       450,000
      500,000    Costilla Energy Inc., 10.250% due 10/1/06 (e)(f)..........             0
      275,000    Devon Financing Corp., 6.875% due 9/30/11.................       286,885
      250,000    Grey Wolf Inc., 8.875% due 7/1/07.........................       257,500
      250,000    Magnum Hunter Resources, Inc., 9.600% due 3/15/12 (d).....       258,750
      375,000    Ocean Energy Inc., 8.875% due 7/15/07.....................       392,812
      200,000    Pioneer Natural Resource Co., 6.500% due 1/15/08..........       190,610
      275,000    Plains Resources Inc., 10.250% due 3/15/06................       285,312
      325,000    Pride International, Inc., 9.375% due 5/1/07..............       340,438
      200,000    Stone Energy Corp., 8.250% due 12/15/11...................       201,000
      250,000    Transocean Inc., 9.500% due 12/15/08......................       298,969
      275,000    Vintage Petroleum, Inc., 9.750% due 6/30/09...............       269,500
      300,000    Westport Resources Corp., 8.250% due 11/1/11..............       309,000
                                                                            -------------
                                                                                3,726,276
                                                                            -------------
Financial Services -- 3.0%
      493,850    Airplanes Pass-Through Trust, 10.875% due 3/15/19.........        37,039
      500,000    Bank of America Corp., 2.229% due 10/22/04................       501,192
      550,000    Capital One Financial Corp., 7.250% due 5/1/06............       532,870
      250,000    Capstar Hotels Co., 8.750% due 8/15/07....................       222,500
      325,000    Felcor Lodging L.P., 9.500% due 9/15/08...................       331,500
      275,000    Ford Motor Credit Co., 7.875% due 6/15/10.................       287,920
      275,000    General Motors Acceptance Corp., 6.875% due 9/15/11.......       273,485
      250,000    The Goldman Sachs Group Inc., 6.600% due 1/15/12..........       255,100
      450,000    Household Finance Corp., 8.000% due 7/15/10...............       476,005
      125,000    Meristar Hospitality Corp., 9.125% due 1/15/11 (d)........       120,000


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                                               Security                                             Value
-------------------------------------------------------------------------------------------------------------------------
Financial Services -- 3.0% (continued)
$     250,000    Morgan Stanley, 6.600% due 4/1/12...................................................... $     255,227
      500,000    Standard Chartered Bank PLC, 8.000% due 5/30/31 (d)....................................       525,943
      484,039    US Airways, Class G, Pass-Through Trust, 7.890% due 3/1/19+............................       508,641
      550,000    Washington Mutual Financial Corp., 6.875% due 5/15/11..................................       578,462
                                                                                                         -------------
                                                                                                             4,905,884
                                                                                                         -------------
Housing Related -- 0.5%
      475,000    Nexfor Inc., 7.250% due 7/1/12.........................................................       476,668
      275,000    Nortek Inc., 9.125% due 9/1/07.........................................................       279,812
                                                                                                         -------------
                                                                                                               756,480
                                                                                                         -------------
Manufacturing -- 1.0%
      175,000    Alliant Techsystems Inc., 8.500% due 5/15/11...........................................       183,750
                 ArvinMeritor, Inc.:
      225,000      6.800% due 2/15/09...................................................................       217,830
      125,000      8.750% due 3/1/12....................................................................       134,203
      500,000    Breed Technologies, Inc., 9.250% due 4/15/08 (e)(f)....................................            50
      150,000    Fedders North America Inc., 9.375% due 8/15/07.........................................       108,750
      400,000    The Goodyear Tire & Rubber Inc., 8.125% due 3/15/03....................................       404,952
      250,000    Key Plastics Holdings, Inc., 10.250% due 3/15/07 (e)(f)................................            25
      125,000    Moll Industries, Inc., 10.500% due 7/1/08..............................................        15,625
      200,000    Sequa Corp., 9.000% due 8/1/09.........................................................       202,000
      250,000    Stellex Industries Inc., 9.500% due 11/1/07 (e)(f).....................................           937
      400,000    Sybron Dental Specialties, Inc., 8.125% due 6/15/12 (d)................................       398,000
                                                                                                         -------------
                                                                                                             1,666,122
                                                                                                         -------------
Media - Cable -- 3.7%
      125,000    AOL Time Warner Inc., 7.625% due 4/15/31...............................................       109,742
      750,000    Avalon Cable Holdings LLC, (zero coupon until 12/1/03, 11.875% thereafter), due 12/1/08       528,750
                 Charter Communications Holdings LLC:
       50,000      8.625% due 4/1/09....................................................................        33,000
       25,000      9.625% due 11/15/09 (d)..............................................................        16,250
      125,000      9.625% due 11/15/09..................................................................        82,500
      100,000      10.000% due 5/15/11..................................................................        68,000
      100,000      Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11............................        48,000
      150,000      Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11.........................        53,250
      325,000    Corus Entertainment Inc., 8.750% due 3/1/12............................................       326,625
      500,000    Cox Communications Inc., 7.750% due 11/1/10............................................       476,279
                 CSC Holdings Inc.:
      575,000      9.875% due 2/15/13...................................................................       428,375
      100,000      10.500% due 5/15/16..................................................................        75,500
      250,000      9.875% due 4/1/23....................................................................       186,250
                 EchoStar DBS Corp.:
      350,000      9.125% due 1/15/09 (d)...............................................................       322,000
      325,000      9.375% due 2/1/09....................................................................       302,250
      125,000    Hollinger International Publishing Inc., 9.250% due 3/15/07............................       129,375
      225,000    Insight Midwest Corp., 10.500% due 11/1/10.............................................       211,500
       75,000    LIN Television Corp., 8.000% due 1/15/08...............................................        75,000
       25,000    Mediacom Broadband LLC, 11.000% due 7/15/13............................................        23,500
      250,000    Mediacom LLC, 9.500% due 1/15/13.......................................................       217,500
      200,000    Nextmedia Operating Inc., 10.750% due 7/1/11...........................................       203,000
      315,000    NTL Communications Corp., (zero coupon until 10/1/03, 12.375% thereafter), due 10/1/08.        64,575

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                                            Security                                             Value
-------------------------------------------------------------------------------------------------------------------
Media - Cable -- 3.7% (continued)
              NTL Inc.:
$      65,000   12.750% due 4/15/05 (e)(f)........................................................... $      17,550
      170,000   11.500% due 2/1/06 (e)(f)............................................................        45,900
      350,000   10.000% due 2/15/07 (e)(f)...........................................................        94,500
      300,000   Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08............................        67,500
      125,000 Radio One Inc., 8.875% due 7/1/11......................................................       125,312
      375,000 Rogers Communications Inc., 8.875% due 7/15/07.........................................       343,125
      630,000 Telewest Communications PLC, (zero coupon until 2/1/05, 11.375% thereafter), due 2/1/10       185,850
              United Pan-Europe Communications:
      300,000   11.250% due 2/1/10 (e)(f)............................................................        40,500
      200,000   11.500% due 2/1/10 (e)(f)............................................................        27,000
      375,000   Zero coupon until 11/1/04, (13.375% thereafter), due 11/1/09.........................        37,500
      235,000   Zero coupon until 2/1/05, (13.750% thereafter), due 2/1/10...........................        23,500
      125,000 Viacom Inc., 6.625% due 5/15/11........................................................       128,527
              World Color Press, Inc.:
      250,000   8.375% due 11/15/08..................................................................       263,625
      125,000   7.750% due 2/15/09...................................................................       128,410
      325,000 Yell Finance BV, 10.750% due 8/1/11....................................................       355,875
      175,000 Young Broadcasting Inc., 8.500% due 12/15/08 (d).......................................       175,000
                                                                                                      -------------
                                                                                                          6,040,895
                                                                                                      -------------
Services and Other -- 1.8%
              Allied Waste North America Inc.:
       25,000   8.875% due 4/1/08....................................................................        24,625
      375,000   7.875% due 1/1/09....................................................................       361,875
       50,000   10.000% due 8/1/09...................................................................        49,379
      475,000 American Tower Corp., 9.375% due 2/1/09................................................       263,625
      500,000 Cendant Corp., 7.750% due 12/1/03......................................................       513,567
      200,000 COMFORCE Operating Inc., 12.000% due 12/1/07...........................................       122,000
      450,000 Crown Castle International Corp., 10.750% due 8/1/11...................................       299,250
      250,000 DynCorp Inc., 9.500% due 3/1/07........................................................       260,000
      500,000 Holt Group, 9.750% due 1/15/06 (e)(f)..................................................        17,500
      150,000 Mail-Well Corp., 8.750% due 12/15/08...................................................       134,250
      250,000 Pierce Leahy Command Co., 8.125% due 5/15/08...........................................       250,000
      500,000 Safety-Kleen Corp., 9.250% due 5/15/09 (e)(f)..........................................        12,500
      475,000 SBA Communications Corp., 10.250% due 2/1/09...........................................       287,375
      200,000 Sitel Corp., 9.250% due 3/15/06........................................................       189,000
              Spectrasite Holdings Inc.:
       40,000   10.750% due 3/15/10..................................................................        17,800
      425,000   Zero coupon until 7/15/03, (12.000% thereafter), due 7/15/08.........................       133,875
                                                                                                      -------------
                                                                                                          2,936,621
                                                                                                      -------------
Technology -- 0.9%
      250,000 L-3 Communications Corp., 7.625% due 6/15/12 (d).......................................       251,875
      250,000 Seagate Technology HDD Holdings, 8.000% due 5/15/09 (d)................................       251,250
      325,000 Unisys Corp., 8.125% due 6/1/06........................................................       323,375
      400,000 Xerox Capital Europe PLC, 5.875% due 5/15/04...........................................       330,000
      275,000 Xerox Corp., 5.500% due 11/15/03.......................................................       240,625
                                                                                                      -------------
                                                                                                          1,397,125
                                                                                                      -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                                 Security                                  Value
---------------------------------------------------------------------------------------------
Telecommunications -- 1.3%
$     150,000 American Cellular Corp., 9.500% due 10/15/09..................... $      27,750
      450,000 AT&T Wireless Services Inc., 8.750% due 3/1/31...................       348,430
       75,000 Dobson Communications Corp., 10.875% due 7/1/10..................        44,625
              Global Crossing Holdings Ltd.:
      595,000   9.125% due 11/15/06 (e)(f).....................................         8,925
       75,000   9.625% due 5/15/08 (e)(f)......................................         1,125
              Nextel Communications Inc.:
      285,000   9.375% due 11/15/09............................................       145,350
      450,000   Zero coupon until 9/15/02, (10.650% thereafter), due 9/15/07...       246,375
      400,000   Zero coupon until 10/31/02, (9.750% thereafter), due 10/31/07..       201,000
      350,000 Price Communications Wireless, Inc., 11.750% due 7/15/07.........       370,562
      250,000 Qwest Capital Funding Corp., 7.000% due 8/3/09...................       140,000
      500,000 Sprint Capital Corp., 8.375% due 3/15/12 (d).....................       414,867
              Triton PCS Inc.:
      125,000   8.750% due 11/15/11............................................        77,500
      100,000   Zero coupon until 5/1/03, (11.000% thereafter), due 5/1/08.....        62,500
                                                                                -------------
                                                                                    2,089,009
                                                                                -------------
Transportation -- 0.1%
      176,787 Viacao Aerea Riograndens, 9.600% due 2/10/05.....................       119,331
                                                                                -------------
Utilities -- 0.9%
      625,000 Calpine Canada Energy Finance ULC, 8.500% due 5/1/08.............       431,250
       75,000 Calpine Corp., 7.875% due 4/1/08.................................        49,875
      325,000 CMS Energy Corp., 9.875% due 10/15/07............................       244,023
      250,000 Dominion Fiber Ventures, 7.050% due 3/15/05 (d)..................       243,224
      525,000 Williams Cos., Inc., 6.750% due 1/15/06..........................       426,647
                                                                                -------------
                                                                                    1,395,019
                                                                                -------------
              TOTAL CORPORATE BONDS
              (Cost -- $48,665,333)............................................    41,622,858
                                                                                -------------
CONVERTIBLE BONDS -- 0.2%
Technology -- 0.2%
      375,000 Comverse Technologies Inc., 1.500% due 12/1/05 (Cost -- $281,841)       293,906
                                                                                -------------
SOVEREIGN BONDS -- 7.2%
Argentina -- 0.4%
    1,500,000 Republic of Argentina, due 3/31/23 (e)(f)........................       667,500
                                                                                -------------
Brazil -- 1.3%
              Federal Republic of Brazil:
       25,000   11.500% due 3/12/08............................................        17,031
       25,000   14.500% due 10/15/09...........................................        18,750
      550,000   12.000% due 4/15/10............................................       360,938
    2,216,538   C Bonds, 8.000% due 4/15/14 (a)................................     1,402,653
      600,000   DCB, 3.125% due 4/15/12 (c)....................................       320,250
                                                                                -------------
                                                                                    2,119,622
                                                                                -------------
Bulgaria -- 0.4%
              Republic of Bulgaria:
      225,000   FLIRB, Series A, 2.8125% due 7/28/12 (c).......................       204,750
      490,000   IAB, 2.8125% due 7/28/11 (c)...................................       436,100
                                                                                -------------
                                                                                      640,850
                                                                                -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                       Security                        Value
-------------------------------------------------------------------------
Colombia -- 0.3%
              Republic of Colombia:
$     200,000  11.750% due 2/25/20......................... $     196,350
      375,000  8.375% due 2/15/27..........................       269,531
                                                            -------------
                                                                  465,881
                                                            -------------
Ecuador -- 0.5%
    1,550,000 Republic of Ecuador, 5.000% due 8/15/30......       790,500
                                                            -------------
Jamaica -- 0.1%
      200,000 Government of Jamaica, 12.750% due 9/1/07 (d)       232,000
                                                            -------------
Mexico -- 1.6%
    2,500,000 United Mexican States, 8.375% due 1/14/11 (a)     2,598,125
                                                            -------------
Panama -- 0.2%
      370,375 Republic of Panama, IRB, 4.750% due 7/17/14
               (c).........................................       322,227
                                                            -------------
Peru -- 0.3%
      618,750 Republic of Peru, PDI, 4.500% due 3/7/17 (c).       451,688
                                                            -------------
Philippines -- 0.4%
      585,000 Republic of Philippines, 9.875% due 1/15/19..       582,075
                                                            -------------
Russia -- 1.3%
    3,100,000 Russia, 5.000% due 3/31/30 (a)(c)............     2,158,375
                                                            -------------
Turkey -- 0.2%
              Republic of Turkey:
      100,000  11.500% due 1/23/12.........................        87,875
      290,000  11.875% due 1/15/30.........................       247,950
                                                            -------------
                                                                  335,825
                                                            -------------
Uruguay -- 0.2%
              Republic of Uruguay:
      450,000  7.625% due 1/20/12..........................       258,750
      100,000  7.875% due 7/15/27..........................        58,000
                                                            -------------
                                                                  316,750
                                                            -------------
              TOTAL SOVEREIGN BONDS
              (Cost -- $11,160,980)........................    11,681,418
                                                            -------------
LOAN PARTICIPATIONS (g) -- 0.6%
      706,025 Kingdom of Morocco, Tranche A, 2.750% due
               1/5/09 (c)..................................       628,363
      345,000 The People's Democratic Republic of Algeria,
               Tranche 1, 2.8750% due 9/4/06 (c)...........       317,400
                                                            -------------
              TOTAL LOAN PARTICIPATIONS
              (Cost -- $948,456)...........................       945,763
                                                            -------------
ASSET BACKED SECURITIES -- 1.4%
    1,000,000 Bayview Financial Acquisition Trust, Series
               2001-CA, Class-M3, 2.490% due 8/25/36
               (a)(c)(d)...................................     1,084,844
    1,000,000 Contimortgage Home Equity Loan Trust, Series
               1999-3, Class B, 7.000% due 12/25/29 (c)....       803,906
      429,169 Delta Funding, 12.500% due 10/26/30..........       429,169
                                                            -------------
              TOTAL ASSET BACKED SECURITIES
              (Cost -- $2,274,045).........................     2,317,919
                                                            -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.6%
      457,288 Chase Commercial Mortgage Securities Corp.,
               Series 2000-FL1A, Class C, 2.640% due
               12/12/13 (d)................................       455,448
    2,000,000 Commercial Mortgage Asset Trust, Series
               1999-C1, Class C, 7.350% due 8/17/13 (a)....     2,192,448
              DLJ Commercial Mortgage Corp.:
   10,393,238  Series 1998-CF2, Class S, 1.044% due
                 11/12/31 -- Interest Only (c).............       438,453
   10,917,248  Series 1998-CG1, Class S, 0.878% due
                 6/10/31 -- Interest Only (c)..............       368,897


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

     Face
    Amount                        Security                        Value
---------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.6% (continued)
$     488,149   Fannie Mae, Series 2002-19, Class SN,
                 12.672% due 4/25/09......................... $     514,662
      279,356   First Union Residential Securitization,
                 Series 1998-A, Class B2, 7.000% due 8/25/28.       280,592
    1,000,000   G-Force CDO, Ltd., Series 2002-1A, Class
                 BFL, 2.74022% due 6/25/37...................       997,500
    1,251,989   GE Capital Mortgage Services Inc., Series
                 1998-15, Class B1, 6.750% due 11/25/28......     1,272,340
      941,460   Green Tree Financial, Series 1997-6, Class
                 A8, 7.070% due 1/15/29......................       994,395
    1,250,000   LB Commercial Conduit Mortgage Trust, Series
                 1998-C1, Class A2, 6.780% due 6/15/31.......     1,349,579
    1,000,000   Marylebone Road CBO, Series 2A, Class A3,
                 3.324% due 9/25/11 (d)......................       760,000
    1,021,121   Mid-State Trust, Series 6, Class A1, 7.340%
                 due 7/1/35..................................     1,087,385
          953   PNC Mortgage Securities, Series 1998-5,
                 Class CB2, 6.7720% due 3/25/29 (c)..........           968
                                                              -------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $10,226,750)........................    10,712,667
                                                              -------------
    Shares
    ------
COMMON STOCK -- 0.1%
        2,433   Axiohm Transactions Solutions Inc............             0
       13,140   Imperial Sugar Co............................        30,879
        8,620   Indesco International Inc....................        47,410
                                                              -------------
                TOTAL COMMON STOCK
                (Cost -- $121,634)...........................        78,289
                                                              -------------
PREFERRED STOCK -- 0.2%
                CSC Holdings Inc.:
        1,250    Series H, 11.750% due 10/1/07...............        84,062
        2,000    Series M, 11.125% due 4/1/08................       128,500
                TCR Holding Corp.:
          841    Class B (f).................................             0
          462    Class C (f).................................             0
        1,218    Class D (f).................................             1
        2,521    Class E (f).................................             2
       14,989   UnitedGlobalCom Inc., Series D, 7.000%.......        41,220
                                                              -------------
                TOTAL PREFERRED STOCK
                (Cost -- $587,919)...........................       253,785
                                                              -------------
Warrants/Rights
---------------
WARRANTS AND RIGHTS (f) -- 0.0%
      803,909   ContiFinancial Corp., Units of Interest,
                 (Represents interests in a trust in the
                 liquidation of ContiFinancial Corp. and its
                 affiliates.) (h)............................        51,736
          400   In Flight Phone (Exercise price of $0.01 per
                 share expiring on 8/31/02. Each warrant
                 exercisable for one share of common stock.).             0
          200   Leap Wireless International Inc., (Exercise
                 price of $96.80 per shares expiring on
                 4/15/10. Each warrant exercisable for 5.146
                 shares of common stock.)....................           125
          500   Mattress Discounters Co., (Exercise price of
                 $0.01 per share expiring on 7/15/07. Each
                 warrant exercisable for 4.850 shares of
                 Class A common stock and 0.539 shares of
                 Class L common stock.)......................           750
          500   Republic Technologies International Inc.,
                 Expires 7/15/09.............................             5
          250   Winsloew Furniture, Inc., (Exercise price of
                 $0.01 per share expiring on 8/15/07. Each
                 warrant exercisable for 0.2298 shares of
                 common stock.)..............................         2,656
                                                              -------------
                TOTAL WARRANTS AND RIGHTS (Cost -- $92,785)..        55,272
                                                              -------------
                SUB-TOTAL INVESTMENTS (Cost -- $127,608,086).   119,369,681
                                                              -------------

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                         Security                           Value
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.0%
COMMERCIAL PAPER -- 12.8%
$   4,088,000 General MLS Inc., yield 1.980% due 7/15/02........ $   4,084,852
    4,150,000 General Motors Acceptance Corp., yield 2.000% due
               7/15/02..........................................     4,146,772
    4,150,000 Grand Funding Corp., yield 2.200% due 7/15/02.....     4,146,450
    4,150,000 Kinder Morgan Inc., yield 2.050% due 7/15/02......     4,146,692
    4,150,000 Mermaid Funding Corp., yield 2.150% due 7/15/02...     4,146,530
                                                                 -------------
              TOTAL COMMERCIAL PAPER (Cost -- $20,671,296)......    20,671,296
                                                                 -------------
REPURCHASE AGREEMENT -- 13.2%
   21,326,000 State Street Bank & Trust Co., 1.880% due 7/1/02;
               Proceeds at maturity -- $21,329,341; (Fully
               collateralized by U.S. Treasury Bonds, 6.250%
               due 8/15/23; Market value -- $21,754,069)
               (Cost -- $21,326,000)............................    21,326,000
                                                                 -------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $41,997,296)    41,997,296
                                                                 -------------
              TOTAL INVESTMENTS -- 100% (Cost -- $169,605,382*). $ 161,366,977
                                                                 =============

--------
(a)Securities with an aggregate market value of $38,931,882 are segregated as collateral for mortgage dollar rolls/TBAs and futures contracts.
(b)Mortgage dollar roll.
(c)Interest rate shown reflects current rate on instrument with variable rate or step coupon rates.
(d)Security is exempt form registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Security is currently in default.
(f)Non-income producing security.
(g)Participation interests were acquired through the financial institutions indicated.
(h)Security is valued in accordance with fair valuation procedures.
 + Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
C Bonds -- Capitalization Bonds.
   DCB  -- Debt Conversion Bonds.
  FLIRB -- Front-Loaded Interest Reduction Bond.
   IAB  -- Interest in Arrears Bonds.
   IRB  -- Interest Reduction Bonds.
   PDI  -- Past Due Interest.
   TBA  -- To Be Announced.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers U.S. Government Income Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                         Value
---------------------------------------------------------------------------
U.S. AND OTHER GOVERNMENT OBLIGATIONS -- 40.2%
            State of Israel, U.S. Government Guaranteed Notes:
$ 1,000,000   5.700% due 2/15/03.............................. $  1,017,053
  1,000,000   6.125% due 3/15/03..............................    1,025,124
            U.S. Treasury Notes:
    695,000   5.750% due 10/31/02.............................      704,499
  2,000,000   4.625% due 2/28/03..............................    2,036,994
 14,000,000   2.750% due 9/30/03..............................   14,091,784
  4,290,000   3.250% due 12/31/03.............................    4,340,021
  2,000,000   3.250% due 5/31/04..............................    2,015,938
  3,000,000   6.000% due 8/15/04..............................    3,188,040
  2,000,000   4.625% due 5/15/06..............................    2,060,626
  8,000,000   4.375% due 5/15/07 (a)..........................    8,112,504
    250,000   6.500% due 2/15/10..............................      279,548
  1,000,000   5.750% due 8/15/10..............................    1,070,001
  5,000,000   4.875% due 2/15/12..............................    5,020,315
                                                               ------------
            TOTAL U.S. AND OTHER GOVERNMENT OBLIGATIONS
            (Cost -- $44,577,943).............................   44,962,447
                                                               ------------
U.S. GOVERNMENT AGENCIES -- 38.8%
    500,000 Federal Home Loan Bank, 5.800% due 9/2/08.........      529,283
            Federal Home Loan Mortgage Corporation (FHLMC):
      2,932   11.750% due 12/1/14.............................        3,314
     12,130   11.750% due 7/1/15..............................       13,871
    238,956   8.000% due 7/1/20...............................      256,068
    229,060   10.000% due 9/1/20..............................      259,830
     15,005   7.000% due 4/15/21..............................       15,041
    685,333   8.500% due 3/15/24..............................      710,219
              Gold:
     44,645    10.000% due 7/1/05.............................       46,652
     84,226    7.500% due 5/1/07..............................       88,937
      9,855    6.000% due 7/1/10..............................       10,238
     48,054    7.000% due 5/1/11..............................       50,722
    352,874    7.000% due 7/1/11..............................      372,469
     80,321    7.000% due 8/1/11..............................       84,781
     30,070    8.250% due 4/1/17..............................       32,463
     55,694    8.000% due 12/1/19.............................       59,744
  2,418,997    6.000% due 10/1/28.............................    2,435,532
    409,095    6.000% due 7/1/29..............................      411,470
  1,841,980    8.000% due 9/1/31(a)...........................    1,955,215
  3,000,000    6.500%, 30 year (TBA) (b)......................    3,060,000
            Federal National Mortgage Association (FNMA):
     26,369   6.500% due 12/1/03..............................       26,750
    619,368   19.740% due 11/25/07 (c)........................      684,943
    488,150   12.672% due 4/25/09 (c).........................      514,662
     23,854   12.500% due 9/20/15.............................       28,108
     25,254   13.000% due 11/15/15............................       29,766
    136,464   12.000% due 1/1/16..............................      157,774
     11,647   12.000% due 1/15/16.............................       13,728
    104,016   12.500% due 1/15/16.............................      121,998
    992,165   8.500% due 8/1/19...............................    1,063,336
      6,998   11.500% due 9/1/19..............................        8,071
     44,150   10.500% due 8/1/20..............................       49,964


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)



Salomon Brothers U.S. Government Income Fund
--------------------------------------------------------------------------------

   Face
  Amount                     Security                       Value
---------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 38.8% (continued)
$    76,514  8.500% due 11/1/23........................ $      83,166
     13,395  9.000% due 8/1/26.........................        14,633
     60,772  7.500 due 3/18/27 -- Interest Only........           304
      8,345  8.000% due 7/18/27 -- Interest Only.......            11
    364,991  6.000% due 2/1/29.........................       367,350
    296,232  6.000% due 3/1/29.........................       297,855
  1,305,120  6.000% due 6/1/29.........................     1,312,271
    800,000  6.527% due 5/25/30........................       846,594
    205,306  7.500% due 7/1/30.........................       215,635
    529,256  7.500% due 9/1/30.........................       555,883
  2,905,186  8.500% due 10/1/30........................     3,157,766
  6,000,000  5.500%, 15 year (TBA) (b).................     6,001,860
  5,000,000  6.000%, 30 year (TBA) (b).................     4,985,900
 10,000,000  6.500%, 30 year (TBA) (b).................    10,193,700
    273,648 Fannie Mae Grantor Trust, 6.925% due
             12/28/28 (c)..............................       292,831
            Government National Mortgage
             Association (GNMA):
     49,676  8.500% due 1/15/18........................        54,101
  1,678,026  8.500% due 6/15/25........................     1,822,316
                                                        -------------
            TOTAL U.S. GOVERNMENT
            AGENCIES (Cost -- $43,144,516).............    43,297,125
                                                        -------------
            SUB-TOTAL
            INVESTMENTS (Cost -- $87,722,459)..........    88,259,572
                                                        -------------
REPURCHASE AGREEMENTS (a) -- 21.0%
 11,489,000 Greenwich Capital Markets, 1.900% due
             7/1/02; Proceeds at
             maturity -- $11,490,819; (Fully
             collateralized by U.S. Treasury Bonds,
             7.875% due 2/15/21; Market
             value -- $11,724,340).....................    11,489,000
 12,000,000 State Street Bank & Trust Co., 1.880%
             due 7/1/02; Proceeds at
             maturity -- $12,001,880; (Fully
             collateralized by U.S. Treasury Bonds,
             6.250% due 8/15/23; Market
             value -- $12,243,825).....................    12,000,000
                                                        -------------
            TOTAL REPURCHASE
            AGREEMENTS (Cost -- $23,489,000)...........    23,489,000
                                                        -------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $111,211,459*)  $111,748,572
                                                        =============

--------
(a) Securities with an aggregated market value of $33,556,719 are segregated as collateral for mortgage dollar rolls/ TBA's and futures contracts.
(b) Mortgage dollar roll.
(c) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
  * Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
    -----------------------------------
    TBA  -- To Be Announced.


                      See Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2002 (unaudited)


                                                                          U.S.
                                           High Yield     Strategic    Government
                                           Bond Fund      Bond Fund    Income Fund
-----------------------------------------------------------------------------------
ASSETS:
 Investments, at cost................... $ 529,873,209  $127,608,086  $ 87,722,459
 Short-term investments, at cost........    24,617,000    41,997,296    23,489,000
                                         =============  ============  ============
 Investments, at value.................. $ 443,970,671  $119,369,681  $ 88,259,572
 Short-term investments, at value.......    24,617,000    41,997,296    23,489,000
 Foreign currency, at value+............            --            68            --
 Cash...................................           830           735           618
 Interest receivable....................    10,893,016     1,977,247       683,603
 Receivable for Fund shares sold........     3,396,670     2,349,283     3,106,245
 Dividends receivable...................       188,016         9,235            --
 Receivable for securities sold.........       633,850     2,363,338            --
                                         -------------  ------------  ------------
 Total Assets...........................   483,700,053   168,066,883   115,539,038
                                         -------------  ------------  ------------
LIABILITIES:
 Payable for securities purchased.......     7,063,883    21,812,709    25,965,740
 Payable for Fund shares purchased .....     3,339,577       800,739     1,218,055
 Dividends payable......................     2,216,144       558,195       126,694
 Management fee payable (Note 2) .......       297,893        87,051        22,119
 Service and distribution fees payable
   (Note 2).............................       266,015        93,680        45,117
 Administration fee payable (Note 2)....        19,860         5,803         3,560
 Payable to broker -- variation margin..            --         3,750         4,703
 Accrued expenses.......................       208,251       106,232        44,826
                                         -------------  ------------  ------------
 Total Liabilities......................    13,411,623    23,468,159    27,430,814
                                         -------------  ------------  ------------
Total Net Assets........................ $ 470,288,430  $144,598,724  $ 88,108,224
                                         =============  ============  ============
NET ASSETS:
 Par value of shares of capital stock... $      65,692  $     16,546  $      8,581
 Capital paid in excess of par value ...   718,214,700   167,924,218    87,966,394
 Overdistributed net investment income..    (6,538,497)   (1,937,647)     (638,112)
 Accumulated net realized gain (loss)
   on security transactions and futures
   contracts............................  (155,550,927)  (13,447,781)      108,361
 Net unrealized appreciation
   (depreciation) of investments,
   foreign currencies and futures
   contracts............................   (85,902,538)   (7,956,612)      663,000
                                         -------------  ------------  ------------
Total Net Assets........................ $ 470,288,430  $144,598,724  $ 88,108,224
                                         =============  ============  ============
Shares Outstanding:
Class A.................................    17,023,561     2,642,471     2,951,247
                                         =============  ============  ============
Class B.................................    28,925,051     9,228,404     2,797,433
                                         =============  ============  ============
Class 2.................................    14,147,655     4,605,141     2,646,003
                                         =============  ============  ============
Class O.................................     5,595,532        70,091       185,902
                                         =============  ============  ============
Net Asset Value:
Class A Shares
 Net Asset Value*.......................         $7.13         $8.71        $10.22
                                         =============  ============  ============
 Maximum offering price per share
   (based on maximum sales charge of
   4.75%)...............................         $7.49         $9.14        $10.73
                                         =============  ============  ============
Class B Shares
 Net asset value and offering price per
   share*...............................         $7.16         $8.72        $10.26
                                         =============  ============  ============
Class 2 Shares
 Net asset value* ......................         $7.20         $8.79        $10.33
                                         =============  ============  ============
 Maximum offering price per share
   (based on maximum sales charge of
   1.00%)...............................         $7.27         $8.88        $10.43
                                         =============  ============  ============
Class O Shares
 Net asset value, offering price and
   redemption prices per share..........         $7.12         $8.69        $10.25
                                         =============  ============  ============

--------
+Foreign currency at cost for the Strategic Bond Fund is $58.
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                      See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2002 (unaudited)

                                                                                                       U.S.
                                                                                                    Government
                                                                          High Yield    Strategic     Income
                                                                          Bond Fund     Bond Fund      Fund
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.............................................................. $ 22,717,977  $ 5,454,234  $1,849,043
  Dividends.............................................................      322,442       14,797          --
  Less: Interest expense................................................           --           --      (4,082)
                                                                         ------------  -----------  ----------
  Total Investment Income...............................................   23,040,419    5,469,031   1,844,961
                                                                         ------------  -----------  ----------
EXPENSES:
  Management fee (Note 2)...............................................    1,731,687      484,429     227,791
  Service and distribution fees (Note 2)................................    1,579,257      520,383     241,728
  Shareholder and system servicing fees.................................      233,802       74,396      29,443
  Administration fee (Note 2)...........................................      115,446       32,295      18,983
  Shareholder communications............................................      102,979       39,020      12,397
  Audit and legal.......................................................       54,013       22,630      16,860
  Registration fees.....................................................       30,152       20,279      15,566
  Custody...............................................................       20,397        5,594       1,488
  Directors' fees.......................................................        4,415        1,333         861
  Other.................................................................       27,352        3,957       4,659
                                                                         ------------  -----------  ----------
  Total Expenses........................................................    3,899,500    1,204,316     569,776
  Less: Management fee waiver (Note 2)..................................           --           --    (117,850)
                                                                         ------------  -----------  ----------
  Net Expenses..........................................................    3,899,500    1,204,316     451,926
                                                                         ------------  -----------  ----------
Net Investment Income...................................................   19,140,919    4,264,715   1,393,035
                                                                         ------------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
  Realized (Gain) Loss From:
   Security transactions (excluding short-term securities)..............  (13,630,469)  (1,081,730)    161,252
   Foreign currency transactions........................................           --      472,557     177,291
                                                                         ------------  -----------  ----------
  Net Realized (Gain) Loss..............................................  (13,630,469)    (609,173)    338,543
                                                                         ------------  -----------  ----------
  Change in Unrealized Appreciation (Depreciation) (Note 6).............   (8,503,858)    (392,728)    854,208
                                                                         ------------  -----------  ----------
Net Gain (Loss) on Investments, Futures Contracts and Foreign Currencies  (22,134,327)  (1,001,901)  1,192,751
                                                                         ------------  -----------  ----------
Increase (Decrease) in Net Assets From Operations....................... $ (2,993,408) $ 3,262,814  $2,585,786
                                                                         ============  ===========  ==========


                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited)

                                                                                        U.S.
                                                         High Yield     Strategic    Government
                                                         Bond Fund      Bond Fund    Income Fund
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income................................. $ 19,140,919  $  4,264,715  $  1,393,035
 Net realized gain (loss)..............................  (13,630,469)     (609,173)      338,543
 Change in net unrealized appreciation (depreciation)..   (8,503,858)     (392,728)      854,208
                                                        ------------  ------------  ------------
 Increase (Decrease) in Net Assets From Operations.....   (2,993,408)    3,262,814     2,585,786
                                                        ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.................................  (23,632,086)   (5,717,397)   (2,031,147)
 Net realized gains....................................           --            --            --
                                                        ------------  ------------  ------------
 Decrease in Net Assets From Distributions to
   Shareholders........................................  (23,632,086)   (5,717,397)   (2,031,147)
                                                        ------------  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares......................  164,008,425    50,885,079    79,895,284
 Net asset value of shares issued in connection with
   the transfer of the Citi Short Term U.S. Government
   Income Fund's net assets (Note 6)...................           --            --    12,202,990
 Net asset value of shares issued for reinvestment of
   dividends...........................................   10,482,739     2,584,893     1,287,311
 Cost of shares reacquired.............................  (97,203,700)  (25,815,419)  (61,802,673)
                                                        ------------  ------------  ------------
 Increase in Net Assets From Fund Share Transactions...   77,287,464    27,654,553    31,582,912
                                                        ------------  ------------  ------------
Increase in Net Assets.................................   50,661,970    25,199,970    32,137,551

NET ASSETS:
 Beginning of period...................................  419,626,460   119,398,754    55,970,673
                                                        ------------  ------------  ------------
 End of period*........................................ $470,288,430  $144,598,724  $ 88,108,224
                                                        ============  ============  ============
* Includes overdistributed net investment income of:...  $(6,538,497)  $(1,937,647)    $(638,112)
                                                        ============  ============  ============


                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 2001


                                                                     U.S.
                                      High Yield     Strategic    Government
                                      Bond Fund      Bond Fund    Income Fund
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income............. $  42,034,712  $  8,830,061  $   1,807,913
 Net realized gain (loss)..........   (61,212,071)   (7,234,819)       693,626
 Decrease in net unrealized
   depreciation....................    34,661,626     4,574,306        109,194
                                    -------------  ------------  -------------
 Increase in Net Assets From
   Operations......................    15,484,267     6,169,548      2,610,733
                                    -------------  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.............   (41,729,044)   (8,850,173)    (1,846,134)
 Net realized gains................            --            --       (425,621)
 Capital...........................    (6,070,236)     (780,015)            --
                                    -------------  ------------  -------------
 Decrease in Net Assets From
   Distributions to Shareholders...   (47,799,280)   (9,630,188)    (2,271,755)
                                    -------------  ------------  -------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares..   203,226,097    55,921,198    180,386,616
 Net asset value of shares issued
   for reinvestment of dividends...    18,675,746     4,260,021      1,304,216
 Cost of shares reacquired.........  (200,992,895)  (39,559,155)  (153,301,936)
                                    -------------  ------------  -------------
 Increase in Net Assets From Fund
   Share Transactions..............    20,908,948    20,622,064     28,388,896
                                    -------------  ------------  -------------
Increase (Decrease) in Net Assets..   (11,406,065)   17,161,424     28,727,874
NET ASSETS:
 Beginning of year.................   431,032,525   102,237,330     27,242,799
                                    -------------  ------------  -------------
 End of year*...................... $ 419,626,460  $119,398,754  $  55,970,673
                                    =============  ============  =============
* Includes overdistributed net        $(2,047,330)
 investment income of:.............                   $(484,965)            --
                                    =============  ============  =============

                      See Notes to Financial Statements.

Statements of Cash Flows
For the Six Months Ended June 30, 2002 (unaudited)

                                                                          U.S.
                                                          Strategic    Government
                                                          Bond Fund    Income Fund
-----------------------------------------------------------------------------------
CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchase of long-term portfolio investments........... $(54,551,316) $(35,197,806)
 Proceeds from disposition of long-term portfolio         52,267,750
   investments and principal paydowns..................                 14,934,867
 Net purchase of short-term portfolio investments......  (22,900,459)  (11,040,000)
 Proceeds from futures transactions....................      534,119       148,885
                                                        ------------  ------------
                                                         (24,649,906)  (31,154,054)
 Net investment income.................................    4,264,715     1,393,035
 Net amortization of net premium/discount on                (588,265)
   investments.........................................                     10,241
 Net change on receivables/payables related to               387,738
   operations..........................................                   (242,269)
                                                        ------------  ------------
 Net Cash Flows Used by Operating Activities...........  (20,585,718)  (29,993,047)
                                                        ------------  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Proceeds from shares sold.............................   49,212,036    91,403,196
 Payments on shares redeemed...........................  (25,812,669)  (60,955,055)
 Net receipt from dollar roll transactions.............      245,110       264,921
 Proceeds from reinvestment of dividends...............    2,584,893     1,287,311
 Cash dividends paid...................................   (5,643,201)   (2,010,936)
                                                        ------------  ------------
 Net Cash Flows Provided by Financing Activities.......   20,586,169    29,989,437
                                                        ------------  ------------
Net Increase (Decrease) in Cash........................          451        (3,610)
Cash, Beginning of Period..............................          352         4,228
                                                        ------------  ------------
Cash, End of Period.................................... $        803  $        618
                                                        ============  ============

                      See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc and the Salomon Brothers Capital Fund Inc.

Salomon Brothers High Yield Bond Fund ("High Yield Bond Fund), Salomon Brothers Strategic Bond Fund ("Strategic Bond Fund"), and Salomon Brothers U.S. Government Income Fund ("U.S. Government Income Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and ten other separate investment portfolios: Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers All Cap Value Fund and Salomon Brothers Large Cap Core Equity Fund. The financial statements and financial highlights for the other ten portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                            Objective:
High Yield Bond Fund...........  To maximize current income.
Strategic Bond Fund............  To seek a high level of current income.
U.S. Government Income Fund....  To seek a high level of current income.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

  (a) Investment Valuation.   Portfolio securities listed or traded on national
securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time, or using such other rates as SBAM may determine to be appropriate in computing net asset value.

Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

Notes to Financial Statements
(unaudited) (continued)



  (b) Futures Contracts. The High Yield Bond Fund, Strategic Bond Fund and U.S. Government Income Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

At June 30, 2002, the Strategic Bond Fund had the following open futures contracts:

                                # of                                            Unrealized
Purchased Contracts           Contracts  Expiration  Basis Value  Market Value     Gain
-------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note....    150        9/02     $15,858,712   $16,113,281    $254,569
U.S. Treasury 10 Year Note...     15        9/02       1,581,302     1,608,516      27,214
                                 ---                  -----------  -----------    --------
   Total...................      165                 $17,440,014   $17,721,797    $281,783
                                 ===                  ===========  ===========    ========

At June 30, 2002, the U.S. Government Income Fund had the following open futures contracts:
                                # of                                            Unrealized
Purchased Contracts           Contracts  Expiration  Basis Value  Market Value     Gain
-------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note....     25        9/02     $ 2,643,119   $ 2,685,547    $ 42,428
U.S. Treasury 10 Year Note...     46        9/02       4,849,322     4,932,781      83,459
                                 ---                  -----------  -----------    --------
   Total.....................     71                 $ 7,492,441   $ 7,618,328    $125,887
                                 ===                  ===========  ===========    ========

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Rolls. The Strategic Bond Fund and U.S. Government Income Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2002 was approximately $12,737,000, and $20,364,000 for the Strategic Bond Fund and U.S. Government Income Fund, respectively.

  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements
(unaudited) (continued)



  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the six months ended June 30, 2002 were as follows:

                                               Average     Weighted      Maximum
                                                Daily       Average      Amount
Fund                                           Balance   Interest Rate Outstanding
----------------------------------------------------------------------------------
U.S. Government Income Fund.................. $1,098,874     0.74%     $13,065,000

Interest rates on reverse repurchase agreements ranged from 0.35% to 1.35% during the six months ended June 30, 2002 for U.S. Government Income Fund. Interest expense on reverse repurchase agreements totaled $4,082 for U.S. Government Income Fund.

At June 30, 2002, the U.S. Government Income Fund did not have any reverse repurchase agreements outstanding.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, accrued income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. The High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2002, the High Yield Bond Fund and Strategic Bond Fund did not have any open forward foreign currency contracts.


  (i) Loan Participations. The High Yield Bond Fund and the Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at June 30, 2002 were $5,152,836 and $945,763, respectively.

Notes to Financial Statements
(unaudited) (continued)



  (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (k) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

  (o) Cash Flow Information. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Strategic Bond Fund and U.S. Government Income Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts or amortizing premiums on debt obligations.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.75% for the High Yield Bond Fund and Strategic Bond Fund and 0.60% for the U.S. Government Income Fund. SBAM Ltd., an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Strategic Bond Fund.

For the six months ended June 30, 2002, SBAM waived management fees of $117,850 for the U.S. Government Income Fund.

Notes to Financial Statements
(unaudited) (continued)



SBAM also acts as administrator for each of the Funds. As compensation for its services the Funds pay SBAM a fee calculated at 0.05% of their daily net assets. The fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), a subsidiary of SSBH, acts as the Fund's distributor. Each Fund has an agreement with SSB to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B and Class 2 shares of the applicable Funds at a rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B shares of each Fund at a rate of 0.75% of the value of the average daily net assets of that class. The distributor is also paid an annual distribution fee with respect to Class 2 shares of each Fund at a rate of 0.50% of the value of the average daily net assets of that class. Class O shares are not subject to a service or distribution plan fee.

For the six months ended June 30, 2002, total service and distribution plan fees were as follows:

                                        Class A   Class B   Class 2
            --------------------------------------------------------
            High Yield Bond Fund....... $148,307 $1,080,644 $350,306
            Strategic Bond Fund........   26,872    366,440  127,071
            U.S. Government Income Fund   34,369    121,326   86,033

For the six months ended June 30, 2002, sales charges received by SSB and contingent deferred sales charges ("CDSCs") paid to SSB were approximately:

                              Sales Charges            CDSCs
                            ----------------- ------------------------
                            Class A  Class 2  Class A Class B  Class 2
                            -------- -------- ------- -------- -------
High Yield Bond Fund....... $636,279 $359,460 $     3 $227,205 $12,011
Strategic Bond Fund........   66,811  134,840   5,145   73,763   6,319
U.S. Government Income Fund   49,529   45,867  13,019   45,643  13,588

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                            Purchases      Sales
                                           ------------ ------------
            High Yield Bond Fund.......... $343,906,187 $287,081,941
                                           ============ ============
            Strategic Bond Fund:
               U.S. Government Securities. $ 14,567,656 $  1,518,828
               Other Investments..........   41,016,462   51,236,088
                                           ------------ ------------
                                           $ 55,584,118 $ 52,754,916
                                           ============ ============
            U.S. Government Income Fund... $ 37,092,915 $ 10,697,462
                                           ============ ============

Notes to Financial Statements
(unaudited) (continued)



At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Net
                                    Gross        Gross        Unrealized
                                  Unrealized   Unrealized    Appreciation
                                 Appreciation Depreciation  (Depreciation)
                                 ------------ ------------  --------------
     High Yield Bond Fund....... $13,610,559  $(99,513,097)  $(85,902,538)
     Strategic Bond Fund........   4,020,742   (12,259,147)    (8,238,405)
     U.S. Government Income Fund   1,363,067      (825,954)       537,113

For the U.S. Government Income Fund, in the current year, the tax component of dividends to shareholders was $2,176,184 of ordinary income (including realized short-term capital gains which are, for federal income tax purposes, taxable as ordinary income) and $95,571 of long-term capital gain distributions.

4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Financial Statements
(unaudited) (continued)



In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Tax Information

At December 31, 2001, the High Yield Bond Fund and Strategic Bond Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                          High Yield  Strategic
 Year of Expiration                       Bond Fund   Bond Fund
----------------------------------------------------------------
2006.................................... $ 20,058,000 $   97,000
2007....................................   52,009,000  5,093,000
2008....................................           --    231,000
2009....................................   63,119,000  3,584,000
                                         ------------ ----------
                                         $135,186,000 $9,005,000
                                         ============ ==========

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2001, reclassifications were made to the capital accounts of the High Yield Bond Fund, Strategic Bond Fund and U.S. Government Income Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

6. Transfer of Net Assets

On January 18, 2002, the U.S. Government Income Fund ("Fund") acquired the assets and certain liabilities of the Citi Short Term U.S. Government Income Fund pursuant to a plan of reorganization approved by Citi Short Term U.S. Government Income Fund shareholders on January 11, 2002. Total shares issued by the Fund and the total net assets of the Citi Short Term U.S. Government Income Fund and the Fund on the date of transfer were as follows:

                                                            Total Net Assets of the
                                            Shares Issued       Citi Short Term       Total Net Assets
Acquired Fund                                by the Fund  U.S. Government Income Fund   of the Fund
------------------------------------------------------------------------------------------------------
Citi Short Term U.S. Government Income Fund   1,196,372           $12,202,990           $55,407,937

The total net assets of the Citi Short Term U.S. Government Income Fund before the acquisition included unrealized depreciation of $84,885. Total net assets of the Fund immediately after the transfer were $67,610,927. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Notes to Financial Statements
(unaudited) (continued)



7. Capital Stock

At June 30, 2002, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

                              Six Months Ended              Year Ended
                                June 30, 2002            December 31, 2001
                          ------------------------  --------------------------
                            Shares       Amount        Shares        Amount
                          ----------  ------------  -----------  -------------
High Yield Bond Fund
Class A
 Shares sold............. 10,875,709  $ 82,734,372   13,825,852  $ 108,167,413
 Shares issued on
   reinvestment..........    410,585     3,086,119      662,358      5,195,947
 Shares reacquired....... (7,926,230)  (60,175,480) (13,174,497)  (103,015,356)
                          ----------  ------------  -----------  -------------
 Net Increase............  3,360,064  $ 25,645,011    1,313,713  $  10,348,004
                          ==========  ============  ===========  =============
Class B
 Shares sold.............  2,851,072  $ 21,673,327    3,892,375  $  31,286,545
 Shares issued on
   reinvestment..........    443,737     3,355,175    1,007,856      7,959,640
 Shares reacquired....... (2,728,451)  (20,696,209)  (7,308,317)   (57,201,990)
                          ----------  ------------  -----------  -------------
 Net Increase (Decrease).    566,358  $  4,332,293   (2,408,086) $ (17,955,805)
                          ==========  ============  ===========  =============
Class 2
 Shares sold.............  4,990,406  $ 38,220,644    4,660,930  $  36,770,634
 Shares issued on
   reinvestment..........    284,634     2,161,844      406,387      3,216,238
 Shares reacquired....... (1,364,215)  (10,321,382)  (3,156,110)   (25,179,944)
                          ----------  ------------  -----------  -------------
 Net Increase............  3,910,825  $ 30,061,106    1,911,207  $  14,806,928
                          ==========  ============  ===========  =============
Class O
 Shares sold.............  2,815,905  $ 21,380,082    3,430,396  $  27,001,505
 Shares issued on
   reinvestment..........    250,508     1,879,601      295,159      2,303,921
 Shares reacquired.......   (798,152)   (6,010,629)  (2,006,823)   (15,595,605)
                          ----------  ------------  -----------  -------------
 Net Increase............  2,268,261  $ 17,249,054    1,718,732  $  13,709,821
                          ==========  ============  ===========  =============

Notes to Financial Statements
(unaudited) (continued)


                                             Six Months Ended              Year Ended
                                               June 30, 2002            December 31, 2001
                                         ------------------------  --------------------------
                                           Shares       Amount        Shares        Amount
                                         ----------  ------------  -----------  -------------
Strategic Bond Fund
Class A
 Shares sold............................  2,138,971  $ 19,064,504    2,934,225  $  26,605,909
 Shares issued on reinvestment..........     53,235       472,696       89,243        807,510
 Shares reacquired...................... (1,752,156)  (15,620,041)  (2,559,809)   (23,193,877)
                                         ----------  ------------  -----------  -------------
 Net Increase...........................    440,050  $  3,917,159      463,659  $   4,219,542
                                         ==========  ============  ===========  =============
Class B
 Shares sold............................  1,981,841  $ 17,647,901    1,711,007  $  15,523,715
 Shares issued on reinvestment..........    139,125     1,237,062      244,611      2,216,667
 Shares reacquired......................   (649,779)   (5,794,458)  (1,382,483)   (12,464,303)
                                         ----------  ------------  -----------  -------------
 Net Increase...........................  1,471,187  $ 13,090,505      573,135  $   5,276,079
                                         ==========  ============  ===========  =============
Class 2
 Shares sold............................  1,550,048  $ 13,879,165    1,511,174  $  13,696,574
 Shares issued on reinvestment..........     96,877       867,912      130,874      1,192,116
 Shares reacquired......................   (449,874)   (4,041,154)    (426,219)    (3,891,705)
                                         ----------  ------------  -----------  -------------
 Net Increase...........................  1,197,051  $ 10,705,923    1,215,829  $  10,996,985
                                         ==========  ============  ===========  =============
Class O
 Shares sold............................     33,008  $    293,509       10,531  $      95,000
 Shares issued on reinvestment..........        815         7,223        4,842         43,728
 Shares reacquired......................    (40,514)     (359,766)      (1,022)        (9,270)
                                         ----------  ------------  -----------  -------------
 Net Increase (Decrease)................     (6,691) $    (59,034)      14,351  $     129,458
                                         ==========  ============  ===========  =============

U.S. Government Income Fund
Class A
 Shares sold............................  5,546,277  $ 56,361,491   15,000,382  $ 152,980,478
 Net asset value of shares issued in
   connection with the transfer of Citi
   Short Term U.S. Government Income
   Fund's net assets (Note 6)...........  1,196,372    12,202,990           --             --
 Shares issued on reinvestment..........     46,618       473,627       37,362        379,022
 Shares reacquired...................... (5,552,419)  (56,396,796) (14,107,434)  (143,890,176)
                                         ----------  ------------  -----------  -------------
 Net Increase...........................  1,236,848  $ 12,641,312      930,310  $   9,469,324
                                         ==========  ============  ===========  =============
Class B
 Shares sold............................    861,713  $  8,789,275    1,083,368  $  11,076,364
 Shares issued on reinvestment..........     34,629       351,665       56,536        573,594
 Shares reacquired......................   (263,923)   (2,692,841)    (465,851)    (4,726,943)
                                         ----------  ------------  -----------  -------------
 Net Increase...........................    632,419  $  6,448,099      674,053  $   6,923,015
                                         ==========  ============  ===========  =============
Class 2
 Shares sold............................  1,349,770  $ 13,888,225    1,517,658  $  15,760,091
 Shares issued on reinvestment..........     41,827       429,288       30,832        316,292
 Shares reacquired......................   (263,384)   (2,699,471)    (450,812)    (4,650,564)
                                         ----------  ------------  -----------  -------------
 Net Increase...........................  1,128,213  $ 11,618,042    1,097,678  $  11,425,819
                                         ==========  ============  ===========  =============
Class O
 Shares sold............................     84,065  $    856,293       55,054  $     569,683
 Shares issued on reinvestment..........      3,212        32,731        3,465         35,308
 Shares reacquired......................     (1,338)      (13,565)      (3,329)       (34,253)
                                         ----------  ------------  -----------  -------------
 Net Increase...........................     85,939  $    875,459       55,190  $     570,738
                                         ==========  ============  ===========  =============

Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                        Class A Shares
                               ----------------------------------------------------------------
                                 2002(1)      2001       2000      1999       1998      1997
                               ----------------------------------------------------------------
Net Asset Value, Beginning of
 Period.......................    $7.52        $8.10     $9.48      $9.89    $11.74     $11.54
                               --------     --------  --------   --------  --------   --------
Income (Loss) From Operations:
 Net investment income........     0.33*        0.80*     1.00*      1.01*     1.05       1.06
 Net realized and unrealized
   gain (loss)................    (0.32)       (0.47)    (1.32)     (0.36)    (1.84)      0.38
                               --------     --------  --------   --------  --------   --------
Total Income (Loss) From
 Operations...................     0.01         0.33     (0.32)      0.65     (0.79)      1.44
                               --------     --------  --------   --------  --------   --------
Less Distributions From:
 Net investment income........    (0.40)       (0.79)    (1.00)     (1.06)    (1.06)     (1.05)
 Net realized gains...........       --           --        --         --        --      (0.19)
 Capital......................       --        (0.12)    (0.06)        --        --         --
                               --------     --------  --------   --------  --------   --------
Total Distributions...........    (0.40)       (0.91)    (1.06)     (1.06)    (1.06)     (1.24)
                               --------     --------  --------   --------  --------   --------
Net Asset Value, End of Period    $7.13        $7.52     $8.10      $9.48     $9.89     $11.74
                               ========     ========  ========   ========  ========   ========
Total Return (2)(3)...........     (0.0)%++      4.2%     (3.6)%      7.0%     (7.1)%     13.0%
Net Assets, End of Period
 (000s)....................... $121,358     $102,706  $100,065   $125,568  $145,730   $169,721
Ratios to Average Net Assets:
 Expenses.....................     1.24%+       1.28%     1.24%      1.27%     1.24%      1.24%
 Net investment income........     8.72%+      10.14%    11.32%     10.46%     9.58%      8.66%
Portfolio Turnover Rate.......       66%         131%       79%        65%       66%        79%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income........      N/A          N/A       N/A      $1.01*    $1.04      $1.04
 Expense ratio................      N/A          N/A       N/A       1.29%     1.32%      1.34%


High Yield Bond Fund
-----------------------------------------------------------
                                                                                      Class B Shares
                                                             ----------------------------------------------------------------
                                                               2002(1)      2001       2000      1999       1998      1997
                                                             ----------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $7.55        $8.13     $9.48      $9.87    $11.71     $11.53
                                                             --------     --------  --------   --------  --------   --------
Income (Loss) From Operations:
 Net investment income......................................     0.30*        0.75*     0.94*      0.94*     0.97       0.98
 Net realized and unrealized gain (loss)....................    (0.32)       (0.49)    (1.32)     (0.36)    (1.84)      0.37
                                                             --------     --------  --------   --------  --------   --------
Total Income (Loss) From Operations.........................    (0.02)        0.26     (0.38)      0.58     (0.87)      1.35
                                                             --------     --------  --------   --------  --------   --------
Less Distributions From:
 Net investment income......................................    (0.37)       (0.73)    (0.91)     (0.97)    (0.97)     (0.98)
 Net realized gains.........................................       --           --        --         --        --      (0.19)
 Capital....................................................       --        (0.11)    (0.06)        --        --         --
                                                             --------     --------  --------   --------  --------   --------
Total Distributions.........................................    (0.37)       (0.84)    (0.97)     (0.97)    (0.97)     (1.17)
                                                             --------     --------  --------   --------  --------   --------
Net Asset Value, End of Period..............................    $7.16        $7.55     $8.13      $9.48     $9.87     $11.71
                                                             ========     ========  ========   ========  ========   ========
Total Return (2)............................................     (0.4)%++      3.3%     (4.2)%      6.3%     (7.8)%     12.2%
Net Assets, End of Period (000s)............................ $207,213     $214,204  $250,003   $311,832  $327,661   $329,672
Ratios to Average Net Assets:
 Expenses...................................................     2.05%+       2.03%     1.99%      2.02%     1.99%      1.99%
 Net investment income......................................     7.95%+       9.44%    10.56%      9.74%     8.87%      7.90%
Portfolio Turnover Rate.....................................       66%         131%       79%        65%       66%        79%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income......................................      N/A          N/A       N/A      $0.94*    $0.96      $0.97
 Expense ratio..............................................      N/A          N/A       N/A       2.03%     2.07%      2.09%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) For the six months ended June 30, 2002, the total return shown represents less than 0.1%.
 * Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                                                        Class 2 Shares
                                                                  -----------------------------------------------------------
                                                                    2002(1)      2001     2000      1999    1998(2)    1997
                                                                  -----------------------------------------------------------
Net Asset Value, Beginning of Period.............................    $7.59       $8.16    $9.50     $9.86   $11.70    $11.52
                                                                  --------     -------  -------   -------  -------   -------
Income (Loss) From Operations:
 Net investment income ..........................................     0.31*       0.76*    0.96*     0.96*    0.97      0.99
 Net realized and unrealized gain (loss).........................    (0.31)      (0.47)   (1.33)    (0.35)   (1.84)     0.36
                                                                  --------     -------  -------   -------  -------   -------
Total Income (Loss) From Operations..............................       --        0.29    (0.37)     0.61    (0.87)     1.35
                                                                  --------     -------  -------   -------  -------   -------
Less Distributions From:
 Net investment income...........................................    (0.39)      (0.75)   (0.91)    (0.97)   (0.97)    (0.98)
 Net realized gains..............................................       --          --       --        --       --     (0.19)
 Capital.........................................................       --       (0.11)   (0.06)       --       --        --
                                                                  --------     -------  -------   -------  -------   -------
Total Distributions..............................................    (0.39)      (0.86)   (0.97)    (0.97)   (0.97)    (1.17)
                                                                  --------     -------  -------   -------  -------   -------
Net Asset Value, End of Period...................................    $7.20       $7.59    $8.16     $9.50    $9.86    $11.70
                                                                  ========     =======  =======   =======  =======   =======
Total Return (3).................................................     (0.2)%++     3.6%    (4.1)%     6.6%    (7.8)%    12.2%
Net Assets, End of Period (000s)................................. $101,889     $77,726  $67,938   $84,527  $86,596   $76,042
Ratios to Average Net Assets:
 Expenses........................................................     1.72%+      1.77%    1.74%     1.79%    1.99%     1.99%
 Net investment income...........................................     8.22%+      9.64%   10.82%     9.95%    8.89%     7.87%
Portfolio Turnover Rate..........................................       66%        131%      79%       65%      66%       79%
Before applicable waiver of management fee, expenses absorbed by
SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have been:
 Net investment income per share.................................      N/A         N/A      N/A     $0.96*   $0.96     $0.98
 Expense ratio...................................................      N/A         N/A      N/A      1.81%    2.07%     2.08%

High Yield Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        Class O Shares
                                                                  -----------------------------------------------------------
                                                                    2002(1)      2001     2000      1999     1998      1997
                                                                  -----------------------------------------------------------
Net Asset Value, Beginning of Period.............................    $7.51       $8.10    $9.48     $9.89   $11.75    $11.53
                                                                  --------     -------  -------   -------  -------   -------
Income (Loss) From Operations:
 Net investment income...........................................     0.35*       0.84*    1.03*     1.04*    1.09      1.08
 Net realized and unrealized gain (loss).........................    (0.32)      (0.49)   (1.32)    (0.36)   (1.86)     0.40
                                                                  --------     -------  -------   -------  -------   -------
Total Income (Loss) From Operations..............................     0.03        0.35    (0.29)     0.68    (0.77)     1.48
                                                                  --------     -------  -------   -------  -------   -------
Less Distributions From:
 Net investment income...........................................    (0.42)      (0.82)   (1.02)    (1.09)   (1.09)    (1.07)
 Net realized gains..............................................       --          --       --        --       --     (0.19)
 Capital.........................................................       --       (0.12)   (0.07)       --       --        --
                                                                  --------     -------  -------   -------  -------   -------
Total Distributions..............................................    (0.42)      (0.94)   (1.09)    (1.09)   (1.09)    (1.26)
                                                                  --------     -------  -------   -------  -------   -------
Net Asset Value, End of Period...................................    $7.12       $7.51    $8.10     $9.48    $9.89    $11.75
                                                                  ========     =======  =======   =======  =======   =======
Total Return (3).................................................      0.2%++      4.5%    (3.3)%     7.3%    (6.9)%    13.4%
Net Assets, End of Period (000s)................................. $ 39,828     $24,990  $13,027   $13,537   $8,936    $2,386
Ratios to Average Net Assets:
 Expenses........................................................     0.88%+      0.87%    0.99%     1.02%    1.01%     0.99%
 Net investment income...........................................     9.14%+     10.54%   11.56%    10.76%   10.85%     8.93%
Portfolio Turnover Rate..........................................       66%        131%      79%       65%      66%       79%
Before applicable waiver of management fee, expenses absorbed by
SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have been:
 Net investment income...........................................      N/A         N/A      N/A     $1.04*   $1.08     $1.07
 Expense ratio...................................................      N/A         N/A      N/A      1.03%    1.09%     1.09%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                                  Class A Shares
                                                             --------------------------------------------------------
                                                              2002(1)     2001     2000      1999     1998     1997
                                                             --------------------------------------------------------
Net Asset Value, Beginning of Period........................   $8.85      $9.13    $9.81    $10.19   $10.94   $10.83
                                                             -------    -------  -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income......................................    0.31*      0.76*    0.91*     0.88*    0.76     0.76*
 Net realized and unrealized gain (loss)....................   (0.04)     (0.21)   (0.74)    (0.41)   (0.65)    0.41
                                                             -------    -------  -------   -------  -------  -------
Total Income From Operations................................    0.27       0.55     0.17      0.47     0.11     1.17
                                                             -------    -------  -------   -------  -------  -------
Less Distributions From:
 Net investment income......................................   (0.41)     (0.76)   (0.85)    (0.85)   (0.85)   (0.89)
 Net realized gains.........................................      --         --       --        --    (0.01)   (0.17)
 Capital....................................................      --      (0.07)   (0.00)#      --       --       --
                                                             -------    -------  -------   -------  -------  -------
Total Distributions.........................................   (0.41)     (0.83)   (0.85)    (0.85)   (0.86)   (1.06)
                                                             -------    -------  -------   -------  -------  -------
Net Asset Value, End of Period..............................   $8.71      $8.85    $9.13     $9.81   $10.19   $10.94
                                                             =======    =======  =======   =======  =======  =======
Total Return (2)............................................     3.0%++     6.2%     1.8%      5.0%     1.1%    11.2%
Net Assets, End of Period (000s)............................ $23,023    $19,501  $15,871   $18,571  $21,995  $17,150
Ratios to Average Net Assets:
 Total expenses, including interest expense.................    1.43%+     1.40%      --        --       --       --
 Total expenses, excluding interest expense (operating
   expenses)................................................    1.43%+     1.38%    1.24%     1.24%    1.24%    1.24%
 Net investment income......................................    7.04%+     8.42%    9.61%     8.94%    7.11%    6.99%
Portfolio Turnover Rate.....................................      45%        73%      84%      114%     109%     184%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income......................................     N/A      $0.75*   $0.90*    $0.86*   $0.74    $0.73*
 Expense ratio, including interest expense..................     N/A       1.52%      --        --       --       --
 Expense ratio, excluding interest expense (operating
   expenses)................................................     N/A       1.49%    1.39%     1.44%    3.79%    3.81%

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                                  Class B Shares
                                                             --------------------------------------------------------
                                                              2002(1)     2001     2000      1999     1998     1997
                                                             --------------------------------------------------------
Net Asset Value, Beginning of Period........................   $8.87      $9.14    $9.81    $10.18   $10.93   $10.82
                                                             -------    -------  -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income......................................    0.28*      0.71*    0.84*     0.81*    0.69     0.67*
 Net realized and unrealized gain (loss)....................   (0.04)     (0.21)   (0.74)    (0.41)   (0.66)    0.41
                                                             -------    -------  -------   -------  -------  -------
Total Income From Operations................................    0.24       0.50     0.10      0.40     0.03     1.08
                                                             -------    -------  -------   -------  -------  -------
Less Distributions From:
 Net investment income......................................   (0.39)     (0.71)   (0.77)    (0.77)   (0.77)   (0.80)
 Net realized gains.........................................      --         --       --        --    (0.01)   (0.17)
 Capital....................................................      --      (0.06)   (0.00)#      --       --       --
                                                             -------    -------  -------   -------  -------  -------
Total Distributions.........................................   (0.39)     (0.77)   (0.77)    (0.77)   (0.78)   (0.97)
                                                             -------    -------  -------   -------  -------  -------
Net Asset Value, End of Period..............................   $8.72      $8.87    $9.14     $9.81   $10.18   $10.93
                                                             =======    =======  =======   =======  =======  =======
Total Return (2)............................................     2.6%++     5.6%     1.0%      4.2%     0.3%    10.4%
Net Assets, End of Period (000s)............................ $80,499    $68,781  $65,645   $69,289  $67,928  $47,921
Ratios to Average Net Assets:
 Total expenses, including interest expense.................    2.05%+     2.06%      --        --       --       --
 Total expenses, excluding interest expense (operating
   expenses)................................................    2.05%+     2.03%    1.99%     1.99%    1.99%    1.99%
 Net investment income......................................    6.43%+     7.79%    8.84%     8.20%    6.37%    6.12%
Portfolio Turnover Rate.....................................      45%        73%      84%      114%     109%     184%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income......................................     N/A      $0.71*   $0.83*    $0.79*   $0.67    $0.64*
 Expense ratio, including interest expense..................     N/A       2.09%      --        --       --       --
 Expense ratio, excluding interest expense (operating
   expenses)................................................     N/A       2.06%    2.13%     2.19%    2.18%    2.28%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 #  Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                                                           Class 2 Shares
                                                                                      --------------------------------------
                                                                                       2002(1)     2001     2000      1999
                                                                                      --------------------------------------
Net Asset Value, Beginning of Period.................................................   $8.93      $9.19    $9.84    $10.18
                                                                                      -------    -------  -------   -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.30*      0.73*    0.87*     0.83*
  Net realized and unrealized gain (loss)............................................   (0.04)     (0.20)   (0.75)    (0.40)
                                                                                      -------    -------  -------   -------
Total Income From Operations.........................................................    0.26       0.53     0.12      0.43
                                                                                      -------    -------  -------   -------
Less Distributions From:
  Net investment income..............................................................   (0.40)     (0.73)   (0.77)    (0.77)
  Net realized gains.................................................................      --         --       --        --
  Capital............................................................................      --      (0.06)   (0.00)#      --
                                                                                      -------    -------  -------   -------
Total Distributions..................................................................   (0.40)     (0.79)   (0.77)    (0.77)
                                                                                      -------    -------  -------   -------
Net Asset Value, End of Period.......................................................   $8.79      $8.93    $9.19     $9.84
                                                                                      =======    =======  =======   =======
Total Return (3).....................................................................     2.9%++     5.9%     1.2%      4.5%
Net Assets, End of Period (000s)..................................................... $40,468    $30,438  $20,152   $22,857
Ratios to Average Net Assets:
  Total expenses, including interest expense.........................................    1.76%+     1.79%      --        --
  Total expenses, excluding interest expense (operating expenses)....................    1.76%+     1.77%    1.74%     1.76%
  Net investment income..............................................................    6.69%+     7.97%    9.11%     8.43%
Portfolio Turnover Rate..............................................................      45%        73%      84%      114%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..............................................................     N/A      $0.72*   $0.86*    $0.81*
  Expense ratio, including interest expense..........................................     N/A       1.83%      --        --
  Expense ratio, excluding interest expense (operating expenses).....................     N/A       1.80%    1.89%     1.96%


                                                                                      1998(2)    1997

Net Asset Value, Beginning of Period.................................................  $10.94   $10.82
                                                                                      -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.69     0.66*
  Net realized and unrealized gain (loss)............................................   (0.67)    0.43
                                                                                      -------  -------
Total Income From Operations.........................................................    0.02     1.09
                                                                                      -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.77)   (0.80)
  Net realized gains.................................................................   (0.01)   (0.17)
  Capital............................................................................      --       --
                                                                                      -------  -------
Total Distributions..................................................................   (0.78)   (0.97)
                                                                                      -------  -------
Net Asset Value, End of Period.......................................................  $10.18   $10.94
                                                                                      =======  =======
Total Return (3).....................................................................     0.2%    10.5%
Net Assets, End of Period (000s)..................................................... $27,327  $20,220
Ratios to Average Net Assets:
  Total expenses, including interest expense.........................................      --       --
  Total expenses, excluding interest expense (operating expenses)....................    1.99%    1.99%
  Net investment income..............................................................    6.37%    6.09%
Portfolio Turnover Rate..............................................................     109%     184%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..............................................................   $0.67    $0.63*
  Expense ratio, including interest expense..........................................      --       --
  Expense ratio, excluding interest expense (operating expenses).....................    2.18%    2.28%

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                                  Class O Shares
                                                             ---------------------------------------------------------
                                                              2002(1)     2001      2000      1999     1998     1997
                                                             ---------------------------------------------------------
Net Asset Value, Beginning of Period........................   $8.84       $9.12    $9.80    $10.18   $10.93   $10.82
                                                             -------    --------  -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income......................................    0.33*       0.80*    0.94*     0.91*    0.77     0.78*
 Net realized and unrealized gain (loss)....................   (0.05)      (0.21)   (0.74)    (0.41)   (0.63)    0.41
                                                             -------    --------  -------   -------  -------  -------
Total Income From Operations................................    0.28        0.59     0.20      0.50     0.14     1.19
                                                             -------    --------  -------   -------  -------  -------
Less Distributions From:
 Net investment income......................................   (0.43)      (0.80)   (0.88)    (0.88)   (0.88)   (0.91)
 Net realized gains.........................................      --          --       --        --    (0.01)   (0.17)
 Capital....................................................      --       (0.07)   (0.00)#      --       --       --
                                                             -------    --------  -------   -------  -------  -------
Total Distributions.........................................   (0.43)      (0.87)   (0.88)    (0.88)   (0.89)   (1.08)
                                                             -------    --------  -------   -------  -------  -------
Net Asset Value, End of Period..............................   $8.69      $ 8.84    $9.12     $9.80   $10.18   $10.93
                                                             =======    ========  =======   =======  =======  =======
Total Return (3)............................................     3.2%++      6.7%     2.1%      5.3%     1.3%    11.5%
Net Assets, End of Period (000s)............................    $609        $679     $569      $594     $498     $649
Ratios to Average Net Assets:
 Total expenses, including interest expense.................    1.03%+      1.04%      --        --       --       --
 Total expenses, excluding interest expense (operating
   expenses)................................................    1.03%+      1.01%    0.99%     0.99%    0.99%    0.96%
 Net investment income......................................    7.46%+      8.82%    9.85%     9.30%    7.37%    7.22%
Portfolio Turnover Rate.....................................      45%         73%      84%      114%     109%     184%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income......................................     N/A       $0.80*   $0.92*    $0.89*   $0.75    $0.75*
 Expense ratio, including interest expense..................     N/A        1.05%      --        --       --       --
 Expense ratio, excluding interest expense (operating
   expenses)................................................     N/A        1.02%    1.14%     1.19%    1.18%    1.25%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 #  Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

U.S. Government Income Fund
--------------------------------------------------------------------------------

                                                                                   Class A Shares
                                                               ------------------------------------------------------
                                                                2002(1)     2001     2000     1999     1998    1997
                                                               ------------------------------------------------------
Net Asset Value, Beginning of Period..........................  $10.14      $9.91    $9.84   $10.28   $10.20  $10.07
                                                               -------    -------  -------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income........................................    0.20*      0.51*    0.69*    0.54*    0.55    0.58
 Net realized and unrealized gain (loss)......................    0.17       0.37     0.06    (0.39)    0.21    0.19
                                                               -------    -------  -------  -------  -------  ------
Total Income From Operations..................................    0.37       0.88     0.75     0.15     0.76    0.77
                                                               -------    -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income........................................   (0.29)     (0.56)   (0.68)   (0.59)   (0.57)  (0.54)
 In excess of net investment income...........................      --         --       --       --    (0.11)  (0.10)
 Net realized gains...........................................      --      (0.09)      --       --       --      --
                                                               -------    -------  -------  -------  -------  ------
Total Distributions...........................................   (0.29)     (0.65)   (0.68)   (0.59)   (0.68)  (0.64)
                                                               -------    -------  -------  -------  -------  ------
Net Asset Value, End of Period................................  $10.22     $10.14    $9.91    $9.84   $10.28  $10.20
                                                               =======    =======  =======  =======  =======  ======
Total Return (2)..............................................     3.7%++     9.1%     7.9%     1.5%     7.6%    7.9%
Net Assets, End of Period (000s).............................. $30,170    $17,378   $7,773   $5,771   $6,744  $1,320
Ratios to Average Net Assets:
 Total expenses, including interest expense...................    0.81%+     1.07%    0.96%      --       --      --
 Total expenses, excluding interest expense (operating
   expenses)(3)...............................................    0.80%+     0.85%    0.84%    0.85%    0.85%   0.85%
 Net investment income........................................    4.03%+     5.28%    6.99%    5.34%    4.98%   5.77%
Portfolio Turnover Rate.......................................      14%       176%      51%      96%     173%    261%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have
been:
 Net investment income........................................   $0.19*     $0.45*   $0.62*   $0.45*   $0.47   $0.47
 Expense ratio, including interest expense....................    1.12%+     1.69%      --       --       --      --
 Expense ratio, excluding interest expense (operating
   expenses)..................................................    1.11%+     1.47%    1.60%    1.67%    1.63%   2.02%

U.S. Government Income Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                   Class B Shares
                                                               ------------------------------------------------------
                                                                2002(1)     2001     2000     1999     1998    1997
                                                               ------------------------------------------------------
Net Asset Value, Beginning of Period..........................  $10.18      $9.95    $9.85   $10.29   $10.20  $10.06
                                                               -------    -------  -------  -------  -------  ------
Income (Loss) From Operations:
 Net investment income........................................    0.17*      0.49*    0.62*    0.49*    0.48    0.51
 Net realized and unrealized gain (loss)......................    0.16       0.32     0.07    (0.42)    0.21    0.19
                                                               -------    -------  -------  -------  -------  ------
Total Income From Operations..................................    0.33       0.81     0.69     0.07     0.69    0.70
                                                               -------    -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income........................................   (0.25)     (0.49)   (0.59)   (0.51)   (0.49)  (0.46)
 In excess of net investment income...........................      --         --       --       --    (0.11)  (0.10)
 Net realized gains...........................................      --      (0.09)      --       --       --      --
                                                               -------    -------  -------  -------  -------  ------
Total Distributions...........................................   (0.25)     (0.58)   (0.59)   (0.51)   (0.60)  (0.56)
                                                               -------    -------  -------  -------  -------  ------
Net Asset Value, End of Period................................  $10.26     $10.18    $9.95    $9.85   $10.29  $10.20
                                                               =======    =======  =======  =======  =======  ======
Total Return (2)..............................................     3.3%++     8.3%     7.2%     0.7%     6.9%    7.2%
Net Assets, End of Period (000s).............................. $28,704    $22,031  $14,832  $16,109  $15,315  $2,531
Ratios to Average Net Assets:
 Total expenses, including interest expense...................    1.57%+     1.86%    1.73%      --       --      --
 Total expenses, excluding interest expense (operating
   expenses)(4)...............................................    1.55%+     1.60%    1.60%    1.60%    1.60%   1.60%
 Net investment income........................................    3.31%+     4.91%    6.34%    4.85%    4.20%   4.96%
Portfolio Turnover Rate.......................................      14%       176%      51%      96%     173%    261%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have
been:
 Net investment income........................................   $0.15*     $0.45*   $0.55*   $0.40*   $0.39   $0.39
 Expense ratio, including interest expense....................    1.88%+     2.31%      --       --       --      --
 Expense ratio, excluding interest expense (operating
   expenses)..................................................    1.86%+     2006%    2.37%    2.42%    2.39%   2.77%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.80%.
(4) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.55%.
 * Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

U.S. Government Income Fund
--------------------------------------------------------------------------------

                                                                         Class 2 Shares
                                                 -------    ----------------------------------------
                                                  2002(1)     2001    2000    1999   1998(2)  1997
                                                 ---------------------------------------------------
Net Asset Value, Beginning of Period............  $10.24      $9.98   $9.86  $10.28  $10.19  $10.05

                                                 -------    -------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income..........................    0.19*      0.48*   0.65*   0.49*   0.48    0.51
 Net realized and unrealized gain (loss)........    0.17       0.37    0.06   (0.40)   0.21    0.19
                                                 -------    -------  ------  ------  ------  ------
Total Income From Operations....................    0.36       0.85    0.71    0.09    0.69    0.70

                                                 -------    -------  ------  ------  ------  ------
Less Distributions From:
 Net investment income..........................   (0.27)     (0.50)  (0.59)  (0.51)  (0.49)  (0.46)
 In excess of net investment income.............      --         --      --      --   (0.11)  (0.10)
 Net realized gains.............................      --      (0.09)     --      --      --      --
                                                 -------    -------  ------  ------  ------  ------
Total Distributions.............................   (0.27)     (0.59)  (0.59)  (0.51)  (0.60)  (0.56)
                                                 -------    -------  ------  ------  ------  ------
Net Asset Value, End of Period..................  $10.33     $10.24   $9.98   $9.86  $10.28  $10.19
                                                 =======    =======  ======  ======  ======  ======
Total Return (3)................................     3.5%       8.7%    7.4%    0.9%    6.9%    7.0%
Net Assets, End of Period (000s)................ $27,329    $15,546  $4,193  $5,351  $4,715    $751
Ratios to Average Net Assets:
 Total expenses, including interest expense.....    1.31%+     1.55%   1.48%     --      --      --
 Total expenses, excluding interest expense
   (operating expenses)(4)......................    1.30%+     1.35%   1.35%   1.37%   1.60%   1.59%
 Net investment income..........................    3.57%+     4.67%   6.61%   4.91%   4.25%   4.94%
Portfolio Turnover Rate.........................      14%       176%     51%     96%    173%    261%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income
per share and expense ratios would have been:
 Net investment income..........................   $0.17*     $0.43*  $0.58*  $0.40*  $0.39   $0.39
 Expense ratio, including interest expense......    1.63%+     2.00%     --      --      --      --
 Expense ratio, excluding interest expense
   (operating expenses).........................    1.62%+     1.80%   2.12%   2.20%   2.39%   2.76%

U.S. Government Income Fund
-------------------------------------------------------------------------------------------
                                                                         Class O Shares
                                                 -------    ----------------------------------------
                                                  2002(1)     2001    2000    1999    1998    1997
                                                 -------    ----------------------------------------
Net Asset Value, Beginning of Period............  $10.16      $9.94   $9.85  $10.29  $10.19  $10.06

                                                 -------    -------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income..........................    0.22*      0.57*   0.72*   0.57*   0.57*   0.61
 Net realized and unrealized gain (loss)........    0.17       0.33    0.08   (0.40)   0.23    0.18

                                                 -------    -------  ------  ------  ------  ------
Total Income From Operations....................    0.39       0.90    0.80    0.17    0.80    0.79

                                                 -------    -------  ------  ------  ------  ------
Less Distributions From:
 Net investment income..........................   (0.30)     (0.59)  (0.71)  (0.61)  (0.59)  (0.56)
 In excess of net investment income.............      --         --      --      --   (0.11)  (0.10)
 Net realized gains.............................      --      (0.09)     --      --      --      --

                                                 -------    -------  ------  ------  ------  ------
Total Distributions.............................   (0.30)     (0.68)  (0.71)  (0.61)  (0.70)  (0.66)

                                                 -------    -------  ------  ------  ------  ------
Net Asset Value, End of Period..................  $10.25     $10.16   $9.94   $9.85  $10.29  $10.19

                                                 =======    =======  ======  ======  ======  ======
Total Return (3)................................     3.9%++     9.3%    8.5%    1.8%    8.1%    8.1%
Net Assets, End of Period (000s)................  $1,905     $1,016    $445  $3,294  $3,330  $9,553
Ratios to Average Net Assets:
 Total expenses, including interest expense.....    0.57%+     0.84%   0.72%     --      --      --
 Total expenses, excluding interest expense
 (operating expenses)(5)........................    0.55%+     0.60%   0.60%   0.60%   0.60%   0.60%
 Net investment income..........................    4.33%+     5.71%   7.37%   5.65%   5.52%   6.01%
Portfolio Turnover Rate.........................      14%       176%     51%     96%    173%    261%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income
per share and expense ratios would have been:
 Net investment income..........................   $0.20*     $0.52*  $0.65*  $0.48*  $0.44*  $0.49
 Expense ratio, including interest expense......    0.88%+     1.30%     --      --      --      --
 Expense ratio, excluding interest expense
 (operating expenses)...........................    0.87%+     1.06%   1.36%   1.42%   1.38%   1.77%

--------
(1) For the six months June 30, 2002 (unaudited)
(2) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.30% due to a voluntary expense limitation.
(5) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.55%.
 * Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    53 State Street
    Boston, Massachusetts 02109-2873

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON

CHARLES F. BARBER, EMERITUS
Officers

HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President
    and Chief Administrative Officer
ROBERT E. AMODEO
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
THOMAS K. FLANAGAN
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
ROSS S. MARGOLIES
    Executive Vice President
MAUREEN O'CALLAGHAN
    Executive Vice President
DAVID J. SCOTT
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
THOMAS A. CROAK
    Vice President
NANCY A. NOYES
    Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                          --------------------
                              Salomon Brothers
                              --------------------
                                  Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013


SBSFISEMI 6/02                                                          02-3660

         SEMI-ANNUAL REPORT
         June 30, 2002

             [PHOTO]
------------------------
             [PHOTO]
------------------------
             [PHOTO]


            SALOMON BROTHERS
            ASSET MANAGEMENT


SALOMON BROTHERS -  . NEW YORK MUNICIPAL
----------------      MONEY MARKET FUND

                    . CASH MANAGEMENT FUND

 For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

 Salomon Brothers offers...
 Quality Service
 Scope of Choice
 An Information Advantage

 We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

 We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.


 BRIDGING WALL STREET OPPORTUNITIES
 ===============================================================================
 TO YOUR FINANCIAL FUTURE

      RICH TRADITION
 -------------------

      Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.


      GLOBAL RESOURCES
 ---------------------

      We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

      INVESTMENT EXPERTISE
 -------------------------

      Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

      PERFORMANCE
 ----------------

      We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

      INFORMATION ADVANTAGE
 --------------------------

      We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

Table of Contents


A MESSAGE FROM THE CHAIRMAN.............   2

THE SALOMON BROTHERS INVESTMENT SERIES

  NEW YORK MUNICIPAL MONEY MARKET FUND..   4

  CASH MANAGEMENT FUND..................   7

SCHEDULES OF INVESTMENTS................   9

STATEMENTS OF ASSETS AND LIABILITIES....  13

STATEMENTS OF OPERATIONS................  14

STATEMENTS OF CHANGES IN NET ASSETS.....  15

NOTES TO FINANCIAL STATEMENTS...........  17

FINANCIAL HIGHLIGHTS....................  21

DIRECTORS AND OFFICERS OF
  THE SALOMON BROTHERS INVESTMENT SERIES IBC

[PHOTO OF HEATH B. MCLENDON]
 Heath B. McLendon
 Chairman

Salomon Brothers Investment Series
A Message From the Chairman


DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Salomon Brothers Investment Series -- New York Municipal Money Market Fund and Cash Management Fund ("Fund(s)") for the six months ended June 30, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline each Fund's investment strategy. A detailed summary of the performance of each Fund can be found in the appropriate sections that follow along with unaudited financial statements for the Funds' six months ended June 30, 2002. We hope you find this report to be useful and informative.

MARKET COMMENTARY

The U.S. Federal Reserve Board ("Fed") reduced short-term interest rates to a 40-year low of 1.75% in December 2001. Encouraged by evidence that the economy was recovering, the Fed kept the federal Funds rate ("fed funds rate")/1/ steady throughout the first half of 2002.

As reports on the economy through the first quarter of the year indicated that stronger growth was occurring, interest rates rose and prices for higher-quality bonds, particularly U.S. Treasuries, were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been much more sensitive to a potential increase in interest rates, which is typically the case after a long easing cycle. However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. Unnerved by this continued skepticism surrounding corporate financials and rising unemployment, many investors sought out the relative safety of the U.S. Treasury market.

Looking ahead, we believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The deep tax and interest-rate cuts of last year and effects of significant reductions in corporate inventories led to robust growth during the first quarter. However, we believe that growth in the second half of 2002 will be more moderate. Consumer spending should remain solid, while improving corporate profits and economic activity should

--------
1The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

help business investment recover moderately later in the year. We are expecting that inflation will remain low, which should keep the Fed from raising interest rates at least until the end of August.

Sincerely,
/s/ Heath B. McLendon
Heath B. McLendon
Chairman

July 22, 2002

The information provided in this letter and in the commentaries on pages 4 through 8 represent the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of each of the Funds. Please refer to pages 9 through 12 for a list and percentage breakdown of each Fund's holdings. Also, please note any discussion of each Fund's holdings is as of June 30, 2002 and is subject to change.

[Graphic]



SALOMON BROTHERS
New York Municipal
Money Market Fund


 THE FUND MANAGERS


 [PHOTO]    Charles K. Bardes,
            Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of invest-
 ment industry experience. Mr. Bardes shares responsibility for day-to-day Fund management.

 [PHOTO]    Thomas A. Croak,
            Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in the municipal securities market. Mr. Croak shares responsibility for day-to-day Fund management.

PERFORMANCE UPDATE

The New York Municipal Money Market Fund's ("Fund") Class A shares' seven-day current yield as of June 30, 2002 was 1.20%. The Fund's Class A shares' seven-day effective yield/1/ was 1.21%.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks as high a level of current income exempt from regular federal income tax and New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal.

The Fund invests primarily in high-quality, short-term New York municipal securities, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands, and Guam). Under normal circumstances, the Fund invests at least 80% of its assets in their obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income tax. As a result, the interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. The Fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated/2/, of equivalent quality. The Fund invests in securities having remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

MUNICIPAL BOND MARKET REVIEW

The New Year commenced with short-term rates dropping due to technical factors arising from the "January effect." The January effect describes a temporary increase in the demand for money-market instruments caused by an influx of cash from maturing bonds and coupon interest chasing a dearth of supply. The expected January effect coupled with the presence of already low nominal yields hung like a dark cloud over money-market funds.

Unexpectedly, the January effect dissipated quickly. Money-fund managers, relieved by the return to better market conditions, began to formulate strategies against a backdrop of some muted form of economic recovery. Rates on

--------
1The seven-day effective yield is calculated similarly to the seven-day current yield, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
2Not rated by a major rating agency such as Moody's or Standard & Poor's.

Variable Rate Demand Notes ("VRDNs")/3/ were very rangebound, as remarketing dealers sought to keep product in the hands of investors; if corporate accounts sold off VRDNs to go into more attractive alternatives such as commercial paper or repurchase agreements, then dealers wanted VRDNs to be attractive to tax-exempt money funds. Many money funds continued to see subscriptions throughout the month from investors wishing to allocate a portion of their assets on the shorter end of the yield curve.

February was a quieter month in terms of subscription activity, yet rates on VRDNs remained in a tight band as many stayed parked in cash equivalents. Investors continued to rivet their attention on economic forecasts, waiting to see if the numbers released would point toward a recovery. In the latter portion of the month, Fed chairman Alan Greenspan made his biannual report to Congress on the state of the U.S. economy and Fed interest-rate policy. His comments indicated that he expected the pickup in economic growth to be sluggish.

A significant rise in yields occurred during the month of March, as a shift in monetary-policy sentiment coupled with positive economic data roiled the money markets. At the conclusion of the March 19 Federal Open Market Committee ("FOMC")/4/ meeting, the Fed changed its bias on monetary policy from "weakness" to "neutral," citing that "against the background of its long-run goals of price stability and sustainable economic growth and of the information currently available, the risks are balanced with respect to prospects for both goals." The slope of the short-term tax-exempt curve steepened, as the liquidity of VRDNs as opposed to locking in rates on one-year notes became the desired strategy among money-market funds in a potentially rising interest-rate environment.

The month of April is usually overshadowed by the expectation that investors will redeem cash from money funds to pay taxes. Dealers pump up yields on VRDNs in an attempt to keep the product in investors' hands. However, as stories of accounting irregularities and other scandalous activities surfaced, coupled with economic numbers reducing expectations of a strong recovery, investors began moving away from the embattled equity and corporate-bond markets and into U.S. Treasuries and money markets. This migration offset much of the tax-related redemption activity out of money funds. Notwithstanding, rates on tax-exempt money funds became more attractive versus their taxable counterparts. Moreover, the expectation of an increase in rates at the Fed's next meeting in May began to diminish.

--------
3VRDNs are floating-rate notes with yields pegged to short-term interest rates and that may be sold back at par to the dealer/remarketing agent.
4The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

At the May 7 FOMC meeting, the Fed voted unanimously to keep the overnight bank-lending rate at 1.75%. Minutes of the meeting cited "the degree of the strengthening in final demand over coming quarters, an essential element in sustained economic expansion, is still uncertain." As the bond market continued its rise, tax-free instruments continued to look attractive; VRDNs were consistently greater than 80% equivalent to taxable commercial paper throughout the month. However, municipal notes maturing in one year were not appreciating in value as rapidly. Short-term money managers were being selective, as the specter of new supply during the June note season weighed on their investment decisions.

Short-term tax-exempt securities rallied in June, as cash rolling over from coupon interest and maturities was invested into money funds. New issues were well-received by the marketplace, as many money managers awash in cash became more aggressive in purchasing notes. The Fed left rates unchanged for the fourth consecutive meeting versus 11 rate cuts in 2001. The Fed's dialogue exclaimed that economic activity continues to strengthen, but that the degree of strengthening remains uncertain.

MARKET AND FUND OUTLOOK

Municipal bond-market pundits are predicting a record year for new-issue financing, as state and local governments are expected to take advantage of a renewed low interest-rate environment. In the weeks and months ahead, our strategy for the Fund will be to continue to invest its assets in securities that are among the highest quality available to money-market funds. A selective mix of municipal notes and VRDNs has enabled the Fund to perform near the top of its category.

[GRAPHIC]



SALOMON BROTHERS

Cash Management Fund

PERFORMANCE UPDATE

The Cash Management Fund's ("Fund") Class A shares' seven-day current yield as of June 30, 2002 was 1.29%. The Fund's Class A shares' seven-day effective yield/1/ was 1.30%.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

The Fund invests in high-quality, U.S. dollar-denominated short-term debt securities. The Fund may invest in all types of money-market instruments including U.S. government securities, short-term debt securities, commercial paper, Variable Rate Demand Notes ("VRDNs")/2/, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and fixed time deposits. While the Fund invests primarily in securities of U.S. issuers, the Fund may also invest in U.S. dollar-denominated obligations of foreign governmental and corporate issuers. The debt instruments in which the Fund invests may have fixed or variable rates of interest. The Fund normally maintains at least 25% of its assets in bank obligations.

Please note that there is no assurance that the Cash Management Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund, or the Fund could underperform other short-term debt instruments or money-market funds.

MARKET AND FUND REVIEW

Short-term yields remained within a relatively narrow range throughout the first half of 2002 as the Fed maintained a steady policy stance against a backdrop of mixed economic signals, and concerns related to Middle East tensions and corporate accounting scandals. The manufacturing sector showed evidence of strength, and housing continued to exhibit steady growth, but the labor markets showed no signs of a rebound and consumer spending appeared

--------
1The seven-day effective yield is calculated similarly to the seven-day current yield, but when annualized the income earned by an investment in the fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
2VRDNs are floating-rate notes with yields pegged to short-term interest rates and that may be sold back at par to the dealer/remarketing agent.

to be moderating significantly. Although real Gross Domestic Product ("GDP")/3/ grew at a robust pace of 5.0% in the first quarter, it was due primarily to inventory rebuilding, and it was anticipated that growth slowed to a pace of 2.5% to 3.0% in the second quarter.

The three-month London Interbank Offered Rate ("LIBOR")/4/ fell by 2 basis points/5/ during the first half of the year, to 1.86%, while three-month U.S. Treasury bill yields fell by 4 basis points, to 1.68%. Money-market spreads narrowed as Treasury bill issuance increased while commercial paper declined. The yield on the 10-year Treasury note fell by 25 basis points, to 4.80%.

We took the opportunity to increase the average maturity of the Fund late in the first quarter as the money-market yield curve steepened in response to rebounding equities and stronger economic data. A more cautious maturity stance was assumed late in the quarter as the curve flattened significantly.

MARKET AND FUND OUTLOOK

We will continue to maintain a cautious maturity stance in the period ahead, as we anticipate that the U.S. will post solid growth in the latter part of 2002. This will create a more attractive opportunity to extend the Fund maturity, as yields are likely to rise in anticipation of a shift toward a tighter Fed policy.

--------
3GDP is the market value of goods and services produced by labor and property in a given country.
4LIBOR is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable-rate financial instruments, including adjustable-rate mortgages (ARMs).
5A basis point is 0.01%, or one one-hundredth of a percent.

          Schedules of Investments
          June 30, 2002 (unaudited)


Salomon Brothers New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                           Yield to
   Face                                                                Maturity on Date Maturity
  Amount                            Security                             of Purchase+     Date       Value
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100.0%
New York -- 100.0%
$  400,000 Amherst, NY IDA VR.........................................       1.25%       12/7/06 $     400,000
 1,550,000 Auburn, NY IDA VR..........................................       1.45         1/1/09     1,550,000
   500,000 Chautauqua County, NY IDA VR...............................       1.45        10/1/03       500,000
 1,400,000 Chemung County, NY IDA VR..................................       1.25         6/1/15     1,400,000
   565,000 Colonie, NY Housing Development Corp. VR...................       1.70         5/1/14       565,000
   280,000 Colonie, NY IDA VR.........................................       1.25        12/1/08       280,000
   625,000 Dutchess County, NY IDA VR.................................       1.25        12/7/06       625,000
   480,000 Erie County, NY IDA VR.....................................       1.25        12/7/06       480,000
 1,715,000 Erie County, NY IDA VR.....................................       1.25         3/2/09     1,715,000
 3,000,000 Hempstead, NY IDA VR.......................................       1.20        9/15/15     3,000,000
 5,100,000 Jay Street Development Corp., NY Certificate Facility VR...       1.95         5/1/20     5,100,000
 1,200,000 Long Island Power Authority, NY Electric System Revenue VR.       1.10         4/1/25     1,200,000
 7,400,000 Long Island Power Authority, NY Electric System Revenue VR.       1.17         4/1/25     7,400,000
 3,025,000 Metropolitan Transit Authority, NY.........................   1.55 to 2.60     7/1/02     3,085,500
 6,500,000 Monroe County, NY IDA VR...................................       1.40        12/1/02     6,500,000
 1,040,000 Monroe County, NY IDA VR...................................       1.75        12/1/02     1,040,000
   700,000 Monroe County, NY IDA VR...................................       2.00        6/15/03       700,000
   350,000 Monroe County, NY IDA VR...................................       1.30         6/1/07       350,000
 1,395,000 Monroe County, NY IDA VR...................................       1.25         6/1/09     1,395,000
 1,930,000 Monroe County, NY IDA VR...................................       1.25         6/1/10     1,930,000
   585,000 Monroe County, NY IDA VR...................................       1.40        12/1/11       585,000
 1,170,000 Monroe County, NY IDA VR...................................       1.30         6/1/12     1,170,000
 2,745,000 Monroe County, NY IDA VR...................................       1.35         7/1/15     2,745,000
 5,280,000 Municipal Assistance Corp. for NYC, NY.....................   1.56 to 2.49     7/1/02     5,280,000
 1,000,000 Nassau County, NY..........................................       1.73         1/1/03     1,016,688
   300,000 Nassau County, NY IDAVR....................................       1.25        12/4/03       300,000
 3,700,000 New York, NY GO VR.........................................       1.30        2/15/16     3,700,000
 1,230,000 New York, NY GO VR.........................................       1.10         8/1/19     1,230,000
 4,400,000 New York City, NY City Municipal Water Finance Authority VR       2.00        6/15/33     4,400,000
 1,500,000 New York City, NY Housing Development Corp. VR.............       1.10       11/15/19     1,500,000
   800,000 New York City, NY Housing Development Corp. VR.............       1.10       10/15/28       800,000
 1,500,000 New York City, NY IDA VR...................................       1.15         5/1/21     1,500,000
   500,000 New York City, Transitional Finance Authority..............       1.32        10/2/02       502,410
 1,415,000 New York State, Bridge Authority Revenue...................       1.42         1/1/03     1,425,935
 2,310,000 New York State, Dormitory Authority........................       1.24         7/1/02     2,310,000
 2,470,000 New York State, Dormitory Authority VR.....................       1.15         7/1/30     2,470,000
 3,960,000 New York State, Energy Research and Development Corp. VR...       1.95        10/1/29     3,960,000
 2,330,000 New York State, HFA VR.....................................       1.10        5/15/15     2,330,000
 2,900,000 New York State, HFA VR.....................................       1.20       11/15/31     2,900,000
 4,900,000 New York State, HFA VR.....................................       1.23        11/1/33     4,900,000
 4,100,000 New York State, Local Government Assistance Corp. VR.......       1.15         4/1/25     4,100,000
 2,250,000 New York State, Urban Development Corp.....................       1.68         1/1/03     2,298,138
 1,000,000 New York State, Urban Development Corp.....................       1.90         1/1/03     1,016,201
   230,000 Niagara County, NY IDA VR..................................       1.30         6/1/09       230,000
 2,800,000 Oneida County, NY IDA VR...................................       1.30         3/1/07     2,800,000
 5,500,000 Onondaga County, NY IDA VR.................................       1.35        12/1/08     5,500,000
 2,530,000 Otsego County, NY IDA VR...................................       1.30         8/1/28     2,530,000
   800,000 Puerto Rico Commonwealth Government Development Bank VR....       1.12        12/1/15       800,000
 3,790,000 Suffolk County, NY IDA VR..................................       1.25        12/7/17     3,790,000
   700,000 Sullivan County, NY BANS...................................       2.42        9/12/02       700,888


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                   Yield to
   Face                                                        Maturity on Date Maturity
  Amount                        Security                         of Purchase+     Date       Value
------------------------------------------------------------------------------------------------------
New York -- 100.0% (continued)
$3,800,000 Syracuse, NY Industrial Development Agency VR......       1.45%       8/1/08  $   3,800,000
 4,235,000 Ulster County, NY Industrial Development Agency VR.       1.15        6/1/08      4,235,000
   535,000 Wyoming County, NY Industrial Development Agency VR       1.25       12/1/08        535,000
                                                                                         -------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $116,575,760*)............................                            $116,575,760
                                                                                         =============

--------
+Yield to maturity on date of purchase, except in the case of Variable Rate
 Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.
*Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  BANs--  Bond Anticipation Notes.
  GO --  Government Obligation.
  HFA  --  Housing Finance Authority.
  IDA--  Industrial Development Authority.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Cash Management Fund
--------------------------------------------------------------------------------

                                                                  Yield to
   Face                                                       Maturity on Date Maturity
  Amount                       Security                         of Purchase+     Date      Value
---------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.9%
Certificate of Deposit (Domestic) -- 2.3%
$1,000,000 Chase Manhattan Bank..............................       1.81%      10/18/02 $ 1,000,000
                                                                                        -----------
Certificates of Deposit (Yankee) -- 4.6%
 1,000,000 Canadian Imperial Bank............................       1.86        9/30/02   1,000,146
 1,000,000 Royal Bank Scotland PLC...........................       1.81       10/24/02   1,000,000
                                                                                        -----------
                                                                                          2,000,146
                                                                                        -----------
           TOTAL CERTIFICATES OF DEPOSIT
           (Cost -- $3,000,146)..............................                             3,000,146
                                                                                        -----------
COMMERCIAL PAPER -- 34.5%
 1,500,000 Amstel Funding....................................       1.86        10/4/02   1,492,638
 1,250,000 Aquinas Funding LLC...............................       1.82        8/13/02   1,247,283
 1,000,000 Atlantis One Funding Corp.........................       1.80       11/26/02     992,600
 1,000,000 Ford Credit Floor Plan Master Owner Trust.........       1.82        9/18/02     996,006
 1,000,000 Haterras Funding..................................       1.81        9/12/02     996,330
 1,500,000 ING America Insurance.............................       1.90        7/29/02   1,497,783
 1,250,000 Market Strategic Funding..........................       1.83        8/13/02   1,247,268
 1,500,000 Moriarty Ltd......................................       2.37        12/9/02   1,484,101
 1,350,000 Ness PLC..........................................       1.85        8/12/02   1,347,086
 1,000,000 Nieuw Amsterdam Reveivables.......................       1.81        7/16/02     999,246
 1,500,000 Pennine Funding...................................       2.25        9/23/02   1,492,125
 1,250,000 Santander Financial...............................       1.84        10/3/02   1,243,994
                                                                                        -----------
           TOTAL COMMERCIAL PAPER
           (Cost -- $15,036,460).............................                            15,036,460
                                                                                        -----------
MUNICIPAL NOTES -- 18.1%
   180,000 Baptist Health Systems VR MBIA....................       1.85        5/15/17     180,000
 1,100,000 California PCR Arco Environment VR................       1.86         6/1/38   1,100,000
   775,000 Dade County, FL Expressway Authority VR FGIC......       1.85         7/1/19     775,000
   725,000 District of Columbia University VR................       1.89         1/1/12     725,000
   500,000 Illinois Student Assistance Commission VR.........       1.90         5/1/10     500,000
   400,000 Illinois Student Assistance Commission VR.........       1.90         5/1/16     400,000
 1,000,000 Lexington Fayette, KY.............................       1.85         7/1/18   1,000,000
   765,000 Maryland Stadium Authority VR.....................       1.90       12/15/03     765,000
   150,000 Massachusetts Development Finance Authority VR....       2.20        12/1/02     150,000
   175,000 New Jersey Economic Development Authority VR......       2.04         6/1/08     175,000
   920,000 Pennsylvania Economic Development Authority VR....       2.00         7/1/16     920,000
 1,200,000 Sacramento County, CA VR..........................       1.85         7/1/22   1,200,000
                                                                                        -----------
           TOTAL MUNICIPAL NOTES
           (Cost -- $7,890,000)..............................                             7,890,000
                                                                                        -----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Cash Management Fund
--------------------------------------------------------------------------------

                                                                             Yield to
   Face                                                                  Maturity on Date Maturity
  Amount                             Security                              of Purchase+     Date      Value
---------------------------------------------------------------------------------------------------------------
U.S. TREASURY AND U.S. GOVERNMENT AGENCY -- 19.5%
$6,000,000 Freddie Mac Discount Notes...................................       6.00%      8/15/02  $  6,030,335
 2,500,000 United States Treasury Bills.................................       1.73       8/29/02     2,492,192
                                                                                                   ------------
           TOTAL U.S. TREASURY AND U.S. GOVERNMENT
           AGENCY (Cost -- $8,522,527)..................................                              8,522,527
                                                                                                   ------------
REPURCHASE AGREEMENT -- 21.0%
 9,158,000 State Street Bank and Trust Co., 1.880% due 7/1/02;
            Proceeds at maturity -- $9,159,435; (Fully collateralized by
            U.S. Treasury Bonds, 9.375% due 2/15/06;
            Market value -- $9,341,275) (Cost -- $9,158,000)............                              9,158,000
                                                                                                   ------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $43,607,133*).......................................                            $43,607,133
                                                                                                   ============

--------
+ Yield to maturity on date of purchase, except in the case of Variable Rate
  Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.
* Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviationsused in this schedule:
 FGIC-- Issued as to principal and interest by the Financial Guaranty Insurance
     Corporation.
 LLC -- Limited Liability Company.
 MBIA-- Issued as to principal and interest by the Municipal Bond Investors
     Assurance Corporation.
 PCR -- Pollution Control Revenue.
 PLC -- Private Limited Company.


                      See Notes to Financial Statements.

          Statements of Assets and Liabilities
          June 30, 2002 (unaudited)



                                                  New York
                                                 Municipal       Cash
                                                 Money Market Management
                                                    Fund         Fund
      -------------------------------------------------------------------
      ASSETS:
       Investments, at amortized cost.........  $116,575,760  $43,607,133
       Cash...................................        20,535          343
       Interest receivable....................       556,845      161,904
       Receivable from manager................            --        7,805
                                                ------------  -----------
       Total Assets...........................   117,153,140   43,777,185
                                                ------------  -----------
      LIABILITIES:
       Dividends payable......................       119,671       42,219
       Management fees payable................        19,359           --
       Administration fees payable............         4,840           --
       Accrued expenses.......................        39,927       52,457
                                                ------------  -----------
       Total Liabilities......................       183,797       94,676
                                                ------------  -----------
      Total Net Assets........................  $116,969,343  $43,682,509
                                                ============  ===========
      NET ASSETS:
       Par value of shares of capital stock...  $    117,195  $    43,684
       Capital paid in excess of par value....   116,921,603   43,638,825
       Accumulated net realized loss from
         security transactions................       (69,455)          --
                                                ------------  -----------
      Total Net Assets........................  $116,969,343  $43,682,509
                                                ============  ===========
      Shares Outstanding:
      Class A.................................     5,787,926   22,283,628
                                                ============  ===========
      Class B.................................            --    7,953,765
                                                ============  ===========
      Class 2.................................        10,438    6,333,422
                                                ============  ===========
      Class O.................................   111,396,595    7,112,767
                                                ============  ===========
      Net Asset Value:
      Class A.................................         $1.00        $1.00
                                                ============  ===========
      Class B.................................            --        $1.00
                                                ============  ===========
      Class 2.................................         $1.00        $1.00
                                                ============  ===========
      Class O.................................         $1.00        $1.00
                                                ============  ===========

                      See Notes to Financial Statements.

          Statements of Operations
          For the Six Months Ended June 30, 2002 (unaudited)




                                                             New York
                                                            Municipal      Cash
                                                           Money Market Management
                                                               Fund        Fund
----------------------------------------------------------------------------------
INVESTMENTS:
  Interest................................................   $941,247    $380,980
                                                             --------    --------
EXPENSES:
  Management fees (Note 2)................................    112,478      39,222
  Administration fees (Note 2)............................     28,120       9,805
  Audit and legal.........................................     25,249      30,473
  Shareholder communications..............................     11,428      10,608
  Shareholder and system servicing fees...................      6,742      31,821
  Custody.................................................      4,485       4,031
  Registration fees.......................................      3,565      21,251
  Directors' fees.........................................         78       1,370
  Other...................................................        988       1,194
                                                             --------    --------
  Total Expenses..........................................    193,133     149,775
  Less: Management and administration fee waiver (Note 2).         --     (42,630)
                                                             --------    --------
  Net Expenses............................................    193,133     107,145
                                                             --------    --------
Net Investment Income.....................................    748,114     273,835
                                                             --------    --------
Net Realized Gain From Security Transactions..............      9,418       1,921
                                                             --------    --------
Increase in Net Assets From Operations....................   $757,532    $275,756
                                                             ========    ========


14


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2002 (unaudited)



                                                                    New York
                                                                   Municipal         Cash
                                                                  Money Market    Management
                                                                      Fund           Fund
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................... $    748,114  $     273,835
  Net realized gain..............................................        9,418          1,921
                                                                  ------------  -------------
  Increase in Net Assets From Operations.........................      757,532        275,756
                                                                  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS....................................     (748,114)      (275,756)
                                                                  ------------  -------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares...............................   43,925,582    163,302,127
  Net asset value of shares issued for reinvestment of dividends.      602,630        123,738
  Cost of shares reacquired......................................  (30,818,750)  (155,162,188)
                                                                  ------------  -------------
  Increase in Net Assets From Fund Share Transactions............   13,709,462      8,263,677
                                                                  ------------  -------------
Increase in Net Assets...........................................   13,718,880      8,263,677
NET ASSETS:
  Beginning of period............................................  103,250,463     35,418,832
                                                                  ------------  -------------
  End of period.................................................. $116,969,343  $  43,682,509
                                                                  ============  =============


                                                                             15


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2001



                                                                     New York
                                                                    Municipal         Cash
                                                                   Money Market    Management
                                                                       Fund           Fund
-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................... $   3,166,618  $   1,216,859
  Net realized gain..............................................            --         27,082
                                                                  -------------  -------------
  Increase in Net Assets From Operations.........................     3,166,618      1,243,941
                                                                  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS....................................    (3,166,618)    (1,241,406)
                                                                  -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares...............................   101,093,521    367,877,231
  Net asset value of shares issued for reinvestment of dividends.     3,166,618        673,768
  Cost of shares reacquired......................................  (143,581,628)  (357,531,774)
                                                                  -------------  -------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.   (39,321,489)    11,019,225
                                                                  -------------  -------------
Increase (Decrease) in Net Assets................................   (39,321,489)    11,021,760
NET ASSETS:
  Beginning of year..............................................   142,571,952     24,397,072
                                                                  -------------  -------------
  End of year.................................................... $ 103,250,463  $  35,418,832
                                                                  =============  =============


16


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc., the Salomon Brothers Capital Fund Inc., certain portfolios of the Salomon Funds Trust and a portfolio of the Citi Funds Tax Free Income Trust.

Salomon Brothers New York Municipal Money Market Fund ("New York Municipal Money Fund") and Salomon Brothers Cash Management Fund ("Cash Management Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and eleven other separate investment portfolios: Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers All Cap Value Fund and Salomon Brothers Large Cap Core Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, B, 2 and O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                         Objective:
New York Municipal Money Fund To seek a high level of current income exempt from regular federal income tax,
                              New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal.
Cash Management Fund......... To seek as high a level of current income as is consistent with liquidity and the stability of principal.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of these financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

  (a) Investment Valuation. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

  (b) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (c) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (d) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Notes to Financial Statements
(unaudited) (continued)



  (e) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Each class currently has the same expense structure.

  (f) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (g) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is calculated at an annual rate of 0.20% of each Fund's average daily net assets. For the six months ended June 30, 2002, SBAM waived all of its management fees amounting $39,222 for the Cash Management Fund.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. Each Fund also pays an administration fee which is payable monthly and is calculated at an annual rate of 0.05% of each Fund's average daily net assets. For the six months ended June 30, 2002, SBAM waived a portion of its administration fees amounting to $3,408 for the Cash Management Fund.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup, acts as the Funds' distributor. Each Fund has an agreement with SSB to distribute its shares pursuant to a multiple pricing system. The Funds are not subject to a front-end sales charge or service and distribution plan fees.

Contingent deferred sales charges of approximately $60,000 and $6,000 were paid to SSB, in connection with redemptions of certain Class A and B shares, respectively, of the Cash Management Fund for the six months ended June 30, 2002.

3. Portfolio Investment Risks

The New York Municipal Money Fund and Cash Management Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest rating categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from Federal, New York State and New York City personal income taxes. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Notes to Financial Statements
(unaudited) (continued)



4. Tax Information

At December 31, 2001, New York Municipal Money Fund had net capital loss carryforwards available to offset future capital gains as follows:

                                                                        New York
                                                                       Municipal
 Year of Expiration                                                    Money Fund
 ------------------                                                    ----------
2002..................................................................  $65,000
2005..................................................................   14,000
                                                                        -------
                                                                        $79,000
                                                                        =======

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the capital accounts of the Cash Management Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes.

5. Capital Stock

At June 30, 2002, the Series Fund had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                                      Six Months Ended               Year Ended
                                       June 30, 2002             December 31, 2001
                                 -------------------------  ---------------------------
                                    Shares       Amount        Shares         Amount
                                 -----------  ------------  ------------  -------------
New York Municipal Money Fund
Class A
  Shares sold...................   3,938,298  $  3,938,298     2,871,269  $   2,871,269
  Shares issued on reinvestment.      31,922        31,922       141,163        141,163
  Shares reacquired.............  (3,154,529)   (3,154,529)   (2,461,068)    (2,461,068)
                                 -----------  ------------  ------------  -------------
  Net Increase..................     815,691  $    815,691       551,364  $     551,364
                                 ===========  ============  ============  =============
Class B*
  Shares sold...................          --            --        75,462  $      75,462
  Shares issued on reinvestment.          --            --           697            697
  Shares reacquired.............          --            --       (88,200)       (88,200)
                                 -----------  ------------  ------------  -------------
  Net Decrease..................          --            --       (12,041) $     (12,041)
                                 ===========  ============  ============  =============
Class 2**
  Shares sold...................          --  $         --        15,322  $      15,322
  Shares issued on reinvestment.          59            59            39             39
  Shares reacquired.............          --            --        (6,055)        (6,055)
                                 -----------  ------------  ------------  -------------
  Net Increase..................          59  $         59         9,306  $       9,306
                                 ===========  ============  ============  =============
Class O
  Shares sold...................  39,987,284  $ 39,987,284    98,131,468  $  98,131,468
  Shares issued on reinvestment.     570,649       570,649     3,024,719      3,024,719
  Shares reacquired............. (27,664,221)  (27,664,221) (141,026,305)  (141,026,305)
                                 -----------  ------------  ------------  -------------
  Net Increase (Decrease).......  12,893,712  $ 12,893,712   (39,870,118) $ (39,870,118)
                                 ===========  ============  ============  =============

--------
 *As of November 2, 2001, Class B shares were fully redeemed.
**Class 2 shares were fully redeemed on January 9, 2001 and new subscriptions came back into the Fund on November 21, 2001.

Notes to Financial Statements
(unaudited) (continued)


                                       Six Months Ended                Year Ended
                                        June 30, 2002              December 31, 2001
                                 ---------------------------  ---------------------------
                                    Shares         Amount        Shares         Amount
                                 ------------  -------------  ------------  -------------
Cash Management Fund
Class A
  Shares sold...................  137,003,733  $ 137,003,733   278,836,732  $ 278,836,732
  Shares issued on reinvestment.       81,062         81,062       285,148        285,148
  Shares reacquired............. (132,899,553)  (132,899,553) (266,646,032)  (266,646,032)
                                 ------------  -------------  ------------  -------------
  Net Increase..................    4,185,242  $   4,185,242    12,475,848  $  12,475,848
                                 ============  =============  ============  =============
Class B
  Shares sold...................    4,848,623  $   4,848,623    19,230,368  $  19,230,368
  Shares issued on reinvestment.       13,990         13,990       171,342        171,342
  Shares reacquired.............   (4,357,219)    (4,357,219)  (23,033,767)   (23,033,767)
                                 ------------  -------------  ------------  -------------
  Net Increase (Decrease).......      505,394  $     505,394    (3,632,057) $  (3,632,057)
                                 ============  =============  ============  =============
Class 2
  Shares sold...................    8,483,505  $   8,483,505    23,045,549  $  23,045,549
  Shares issued on reinvestment.       18,058         18,058       125,881        125,881
  Shares reacquired.............   (6,227,137)    (6,227,137)  (21,090,906)   (21,090,906)
                                 ------------  -------------  ------------  -------------
  Net Increase..................    2,274,426  $   2,274,426     2,080,524  $   2,080,524
                                 ============  =============  ============  =============
Class O
  Shares sold...................   12,966,266  $  12,966,266    46,764,582  $  46,764,582
  Shares issued on reinvestment.       10,628         10,628        91,397         91,397
  Shares reacquired.............  (11,678,279)   (11,678,279)  (46,761,069)   (46,761,069)
                                 ------------  -------------  ------------  -------------
  Net Increase..................    1,298,615  $   1,298,615        94,910  $      94,910
                                 ============  =============  ============  =============

          Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                                        Class A Shares
                                                                       -------------------------------------------------
                                                                        2002(1)   2001    2000    1999    1998    1997
                                                                       -------------------------------------------------
Net Asset Value, Beginning of Period.................................. $1,000    $1.000  $1.000  $1.000  $1.000  $1.000
                                                                       ------    ------  ------  ------  ------  ------
 Net investment income................................................  0.007     0.025   0.037   0.029   0.031   0.034
 Dividends from net investment income................................. (0.007)   (0.025) (0.037) (0.029) (0.031) (0.034)
                                                                       ------    ------  ------  ------  ------  ------
Net Asset Value, End of Period........................................ $1.000    $1.000  $1.000  $1.000  $1.000  $1.000
                                                                       ======    ======  ======  ======  ======  ======
Total Return (2)......................................................    0.7%++    2.5%    3.8%    2.9%    3.2%    3.5%
Net Assets, End of Period (000s)...................................... $5,788    $4,973  $4,413  $5,810  $5,372  $3,808
Ratios to Average Net Assets:
 Expenses.............................................................   0.34%+    0.34%   0.38%   0.41%   0.41%   0.50%
 Net investment income................................................   1.33%+    2.49%   3.68%   2.85%   3.15%   3.39%

New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                                         Class 2 Shares
                                                                       --------------------------------------------------
                                                                        2002(1)    2001    2000    1999   1998(3)  1997
                                                                       --------------------------------------------------
Net Asset Value, Beginning of Period.................................. $1.000    $1.000   $1.000  $1.000  $1.000  $1.000
                                                                       ------    ------   ------  ------  ------  ------
 Net investment income................................................  0.007     0.006    0.037   0.029   0.031   0.034
 Dividends from net investment income................................. (0.007)   (0.006)  (0.037) (0.029) (0.031) (0.034)
                                                                       ------    ------   ------  ------  ------  ------
Net Asset Value, End of Period........................................ $1.000    $1.000   $1.000  $1.000  $1.000  $1.000
                                                                       ======    ======   ======  ======  ======  ======
Total Return (2)......................................................    0.7%++    0.2%*    3.8%    2.9%    3.2%    3.5%
Net Assets, End of Period (000s)......................................    $10       $10       $1     $33    $153     $25
Ratios to Average Net Assets:
 Expenses.............................................................   0.34%+    0.34%    0.39%   0.40%   0.34%   0.47%
 Net investment income................................................   1.33%+    1.81%    3.65%   2.78%   3.13%   3.40%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) On September 14, 1998, Class C shares were renamed Class 2 shares.
 * Performance calculations for Class 2 shares use November 21, 2001 as the inception date, since Class 2 shares were fully redeemed on January 9, 2001 and new shares in Class 2 were not purchased until November 21, 2001.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

New York Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                                                    Class O Shares
                                                             ------------------------------------------------------------
                                                               2002(1)     2001     2000      1999      1998      1997
                                                             ------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $1.000     $1.000    $1.000    $1.000    $1.000    $1.000
                                                             --------    -------  --------  --------  --------  --------
 Net investment income......................................    0.007      0.025     0.037     0.029     0.031     0.034
 Dividends from net investment income.......................   (0.007)    (0.025)   (0.037)   (0.029)   (0.031)   (0.034)
                                                             --------    -------  --------  --------  --------  --------
Net Asset Value, End of  Period.............................   $1.000     $1.000    $1.000    $1.000    $1.000    $1.000
                                                             ========    =======  ========  ========  ========  ========
Total Return (2)............................................      0.7%++     2.5%      3.8%      2.9%      3.2%      3.5%
Net Assets, End of Period (000s)............................ $111,171    $98,267  $138,146  $168,701  $195,584  $305,419
Ratios to Average Net Assets:
 Expenses...................................................     0.34%+     0.34%     0.38%     0.41%     0.43%     0.47%
 Net investment income......................................     1.33%+     2.51%     3.69%     2.85%     3.14%     3.39%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Cash Management Fund
--------------------------------------------------------------------------------

                                                                                           Class A Shares
                                                                       ------------------------------------------------------
                                                                        2002(1)     2001    2000     1999     1998     1997
                                                                       ------------------------------------------------------
Net Asset Value, Beginning of Period..................................  $1.000     $1.000  $1.000   $1.000   $1.000   $1.000
                                                                        ------     ------  ------   ------   ------   ------
 Net investment income................................................   0.007      0.035   0.058    0.047    0.050    0.051
 Dividends from net investment income.................................  (0.007)    (0.035) (0.058)  (0.047)  (0.050)  (0.051)
                                                                        ------     ------  ------   ------   ------   ------
Net Asset Value, End of Period........................................  $1.000     $1.000  $1.000   $1.000   $1.000   $1.000
                                                                        ======     ======  ======   ======   ======   ======
Total Return (2)......................................................     0.7%++     3.6%    6.0%     4.8%     5.2%     5.2%
Net Assets, End of Period (000s)...................................... $22,283    $18,083  $5,622  $20,702  $26,793  $18,246
Ratios to Average Net Assets:
 Expenses.............................................................    0.55%+     0.55%   0.55%    0.53%    0.55%    0.55%
 Net investment income................................................    1.40%+     3.22%   5.87%    4.65%    5.02%    5.11%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on  custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................  $0.005     $0.030  $0.060      N/A   $0.049   $0.049
 Expense ratio........................................................    0.77%+     0.82%   0.71%     N/A     0.67%    0.70%

Cash Management Fund
--------------------------------------------------------------------------------

                                                                                          Class B Shares
                                                                       ----------------------------------------------------
                                                                        2002(1)   2001     2000     1999     1998    1997
                                                                       ----------------------------------------------------
Net Asset Value, Beginning of Period.................................. $1.000    $1.000   $1.000   $1.000   $1.000  $1.000
                                                                       ------    ------   ------   ------   ------  ------
 Net investment income................................................  0.007     0.035    0.058    0.047    0.050   0.051
 Dividends from net investment income................................. (0.007)   (0.035)  (0.058)  (0.047)  (0.050) (0.051)
                                                                       ------    ------   ------   ------   ------  ------
Net Asset Value, End of Period........................................ $1.000    $1.000   $1.000   $1.000   $1.000  $1.000
                                                                       ======    ======   ======   ======   ======  ======
Total Return (2)......................................................    0.7%++    3.6%     6.0%     4.8%     5.2%    5.2%
Net Assets, End of Period (000s)...................................... $7,954    $7,459  $11,079  $20,476  $17,374  $4,151
Ratios to Average Net Assets:
 Expenses.............................................................   0.55%+    0.55%    0.55%    0.53%    0.55%   0.55%
 Net investment income................................................   1.39%+    3.57%    5.79%    4.72%    4.95%   5.10%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on  custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................ $0.005    $0.033   $0.060      N/A   $0.049  $0.049
 Expense ratio........................................................   0.76%+    0.83%    0.71%     N/A     0.67%   0.70%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Cash Management Fund
--------------------------------------------------------------------------------

                                                                                         Class 2 Shares
                                                                       ---------------------------------------------------
                                                                        2002(1)    2001    2000     1999   1998(2)  1997
                                                                       ---------------------------------------------------
Net Asset Value, Beginning of Period.................................. $1.000    $ 1.000  $1.000   $1.000  $1.000  $1.000
                                                                       ------    -------  ------  -------  ------  ------
 Net investment income................................................  0.007      0.035   0.058    0.047   0.050   0.051
 Dividends from net investment income................................. (0.007)    (0.035) (0.058)  (0.047) (0.050) (0.051)
                                                                       ------    -------  ------  -------  ------  ------
Net Asset Value, End of Period........................................ $1.000    $ 1.000  $1.000   $1.000  $1.000  $1.000
                                                                       ======    =======  ======   ======  ======  ======
Total Return (3)......................................................    0.7%++     3.6%    6.0%     4.8%    5.2%    5.2%
Net Assets, End of Period (000s)...................................... $6,333     $4,061  $1,978   $1,932  $2,741  $1,806
Ratios to Average Net Assets:
 Expenses.............................................................   0.55%+     0.55%   0.55%    0.53%   0.55%   0.55%
 Net investment income................................................   1.39%+     3.25%   5.90%    4.67%   4.98%   5.16%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................ $0.005    $ 0.030  $0.060      N/A  $0.049  $0.049
 Expense ratio........................................................   0.76%+     0.83%   0.72%     N/A    0.67%   0.70%

Cash Management Fund
--------------------------------------------------------------------------------

                                                                                         Class O Shares
                                                                       --------------------------------------------------
                                                                        2002(1)   2001    2000    1999    1998     1997
                                                                       --------------------------------------------------
Net Asset Value, Beginning of Period.................................. $1.000    $1.000  $1.000  $1.000  $1.000   $1.000
                                                                       ------    ------  ------  ------  ------  -------
 Net investment income................................................  0.007     0.035   0.058   0.047   0.050    0.051
 Dividends from net investment income................................. (0.007)   (0.035) (0.058) (0.047) (0.050)  (0.051)
                                                                       ------    ------  ------  ------  ------   ------
Net Asset Value, End of Period........................................ $1.000    $1.000  $1.000  $1.000  $1.000   $1.000
                                                                       ======    ======  ======  ======  ======   ======
Total Return (3)......................................................    0.7%++    3.6%    6.0%    4.8%    5.2%     5.2%
Net Assets, End of Period (000s)...................................... $7,113    $5,816  $5,718  $9,034  $8,066  $19,872
Ratios to Average Net Assets:
 Expenses.............................................................   0.55%+    0.55%   0.55%   0.53%   0.55%    0.55%
 Net investment income................................................   1.39%+    3.43%   5.82%   4.67%   5.08%    5.10%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income................................................ $0.005    $0.032  $0.060     N/A  $0.049   $0.049
 Expense ratio........................................................   0.76%+    0.83%   0.71%    N/A    0.67%    0.70%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    53 State Street
    Boston, Massachusetts 02109-2873

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON
CHARLES F. BARBER, EMERITUS


Officers
HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President and Chief Administrative Officer
ROBERT E. AMODEO
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
THOMAS K. FLANAGAN
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
ROSS S. MARGOLIES
    Executive Vice President
MAUREEN O'CALLAGHAN
    Vice President
DAVID J. SCOTT
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
CHARLES K. BARDES
    Vice President
THOMAS A. CROAK
    Executive Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013
SBSMMSEMI 6/02                                                    02-3605

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND

Dear Shareholder:
We are pleased to present the semi-annual report for the Salomon Brothers Institutional Money Market Fund ('Fund') for the period ended June 30, 2002. In this report, we have summarized what we believe to be the prevailing economic and market conditions during the period and have outlined the investment team's portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

The Fund returned 0.98% for the six months ended June 30, 2002. In comparison, the Lipper, Inc. peer group1 of 253 institutional money market funds returned 0.80% over the same period. As of June 30, 2002, the Fund's seven-day yield was 1.81% and the Fund's seven-day effective yield2 was 1.82%. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is not indicative of future results.

Investment Objective

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in high-quality U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers.

Market Review

Short-term yields remained within a relatively narrow range throughout the first half of 2002 as the U.S. Federal Reserve Board ('Fed') maintained a steady policy stance against a backdrop of mixed economic signals and concerns related to Middle East tensions and corporate accounting scandals. Manufacturing showed evidence of strength and the housing sector continued to exhibit steady growth during the period, but the labor markets showed no signs of a rebound and consumer spending appeared to be moderating significantly. Although real Gross Domestic Product ('GDP')3 grew at a robust pace of 5.0% in the first quarter of 2002, this growth was due primarily to inventory rebuilding, and it was anticipated that GDP growth would slow to a pace of 2.5% to 3.0% during the second quarter.

The three-month London Interbank Offered Rate ('LIBOR')4 fell by two basis points5 during the first half of the year, to 1.86%, while three-month U.S. Treasury bill yields fell by four basis

---------
1 Lipper is an independent mutual fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends and excludes the effect of sales charges.

2 The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The seven-day effective yield will be slightly higher than the seven-day yield because of the effect of the assumed reinvestment.

3 GDP is a market value of goods and services produced by labor and property in a given country.

4 LIBOR is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (ARMs).

5 A basis point is 0.01% or one one-hundredth of a percent.

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND

points, to 1.68%. Money market spreads6 narrowed as U.S. Treasury bill issuance increased and commercial paper issuance declined. The yield on the 10-year U.S. Treasury note fell by 25 basis points during the period to 4.80%.

We took the opportunity to increase the average maturity of the Fund late in the first quarter as the money market yield curve7 steepened in response to rebounding equities and stronger economic data. A more cautious maturity stance was assumed late in the quarter as the curve flattened significantly.

Market and Fund Outlook

We will seek to continue to maintain a cautious maturity stance. We also plan to look for opportunities to extend the Fund's maturity if the U.S. economy strengthens, as we expect it to, during the latter part of 2002 and yields rise in anticipation of a hike in short-term interest rates.

Thank you for your investment in the Salomon Brothers Institutional Money Market Fund. We look forward to serving you in the years ahead.

Sincerely,

Heath B. McLendon                             Kevin Kennedy
Chairman                                      Vice President

July 29, 2002

The information provided in this commentary represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 3 and 4 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.

---------
6 Money market spreads represent the difference in yield between money market funds and U.S. Treasury securities of comparable maturity.

7 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------
Schedule of Investments (unaudited)
June 30, 2002

                                                            Yield to
                                                           Maturity on
  Face                                                       Date of       Maturity
 Amount                      Security                       Purchase*        Date        Value
-------------------------------------------------------------------------------------------------
Certificates of Deposit  --  8.4%
Certificates of Deposit (Domestic)  --  2.8%
$3,000,000 Chase Manhattan Bank........................          1.81%      10/18/02   $3,000,000
                                                                                       ----------
Certificates of Deposit (Yankee)  --  5.6%
3,000,000  Canadian Imperial Bank......................          1.86        9/30/02    3,000,437
3,000,000  Royal Bank of Scotland PLC..................          1.81       10/24/02    3,000,000
                                                                                       ----------
                                                                                        6,000,437
                                                                                       ----------
           Total Certificates of Deposit
            (Cost  --  $9,000,437).....................                                 9,000,437
                                                                                       ----------
Commercial Paper  --  39.0%
3,000,000  Allianz Finance Corp. ......................          2.12       10/15/02    2,981,273
2,000,000  Amstel Funding..............................          1.86        10/4/02    1,990,183
3,000,000  Aquinas Funding LLC.........................          1.80       10/25/02    2,982,600
2,000,000  Atlantis One Funding........................          1.80       11/26/02    1,985,200
3,000,000  Bavaria Finance Funding.....................          1.81        7/18/02    2,997,436
2,975,000  BOC Group Inc. .............................          2.05         7/1/02    2,975,000
3,000,000  Ford Credit Floorplan Master Owner..........          1.83        9/16/02    2,988,258
3,000,000  Hatteras Funding............................          1.81        9/12/02    2,988,989
1,500,000  ING America.................................          1.90        7/29/02    1,497,783
3,000,000  Moat Funding LLC............................          1.88        12/4/02    2,975,560
3,616,000  Paradigm Funding LLC........................          2.15         7/1/02    3,616,000
3,000,000  Pennine Funding.............................          2.25        9/23/02    2,984,250
3,000,000  Perry Global Funding........................          1.83        8/14/02    2,993,290
3,000,000  Sigma Finance Inc. .........................          2.08        3/10/03    2,956,320
3,000,000  ZCM Matched Funding Corp. ..................          2.10        3/10/03    2,955,900
                                                                                       ----------
           Total Commercial Paper
            (Cost  --  $41,868,042)....................                                41,868,042
                                                                                       ----------
Municipal Notes  --  31.6%
2,695,000  Baptist Health Systems VR MBIA..............          1.85        5/15/17    2,695,000
1,100,000  Baptist Health Systems VR MBIA..............          1.85        5/15/25    1,100,000
2,625,000  California Pollution Control Financing VR...          1.86         6/1/38    2,625,000
3,435,000  Dade County, Florida Expressway Authority VR
            FGIC.......................................          1.85         7/1/19    3,435,000
  800,000  Edgefield County, South Carolina Industrial
            Development Agency VR......................          2.25        12/1/04      800,000
1,000,000  Fairview Hospital & Healthcare VR...........          1.85        11/1/15    1,000,000
4,000,000  Illinois Student Assistance Commission VR...          1.90         9/1/34    4,000,000
1,300,000  Lexington-Fayette, Kentucky Urban County
            Airport VR.................................          1.85         7/1/18    1,300,000
5,100,000  New York City, New York Housing Development
            Corp. VR...................................          1.85        12/1/32    5,100,000
2,000,000  New York State HFA Talleyrand VR............          1.85       11/15/29    2,000,000
3,000,000  New York State HFA Talleyrand VR............          1.85       11/15/31    3,000,000
1,800,000  New York State Housing Finance Service
            Contract VR................................          1.98        9/15/07    1,800,000
4,600,000  Sacramento County, California VR............          1.85         7/1/22    4,600,000
  500,000  Texas State VR..............................          1.85        12/1/09      500,000
                                                                                       ----------
           Total Municipal Notes
            (Cost  --  $33,955,000)....................                                33,955,000
                                                                                       ----------

                                              See Notes to Financial Statements.

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------
Schedule of Investments (unaudited) (continued)
June 30, 2002


                                                            Yield to
                                                           Maturity on
  Face                                                       Date of       Maturity
 Amount                      Security                       Purchase*        Date        Value
-------------------------------------------------------------------------------------------------
U.S. Treasury & Government Agencies  --  21.0%
$11,500,000 FHLB Discount Notes.........................         6.00%       8/15/02   $ 11,558,143
11,000,000 United States Treasury Bills................          1.83        11/7/02     10,927,868
                                                                                       ------------
           Total U.S. Treasury & Government Agencies
           (Cost  --  $22,486,011).....................                                  22,486,011
                                                                                       ------------
           Total Investments  --  100%
           (Cost  --  $107,309,490**)..................                                $107,309,490
                                                                                       ------------

---------

 * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes ('VR'), whose yields are determined on the date of last interest change. For Variable Rate Demand Notes, maturity date shown is the date of the next interest rate change.

 ** Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
FGIC    --    Insured as to principal and interest by the Financial Guaranty
              Insurance Corporation.
FHLB    --    Federal Home Loan Bank.
HFA     --    Housing Finance Authority.
MBIA    --    Insured as to principal and interest by the MBIA Insurance
              Corporation.
VR      --    Variable rate demand note.

                              See Notes to Financial Statements.

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)
June 30, 2002

Assets:
   Investments, at amortized cost..........................................  $107,309,490
   Interest receivable.....................................................       293,821
   Cash....................................................................           427
                                                                             ------------
   Total Assets............................................................   107,603,738
                                                                             ------------
Liabilities:
   Dividends payable.......................................................       171,408
   Administration fee payable..............................................         4,442
   Management fee payable..................................................         3,000
   Accrued expenses........................................................        28,242
                                                                             ------------
   Total Liabilities.......................................................       207,092
                                                                             ------------
Total Net Assets...........................................................  $107,396,646
                                                                             ------------

Net Assets:
   Par value of capital shares.............................................  $    107,398
   Capital paid in excess of par value.....................................   107,290,945
   Accumulated net realized loss from security transactions................        (1,697)
                                                                             ------------
Total Net Assets (equivalent to $1.00 per share on 107,398,343 shares of
   $0.001 par value
   capital stock outstanding)..............................................  $107,396,646
                                                                             ------------

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2002

Investment Income:
   Interest................................................................  $  1,205,491
                                                                             ------------
Expenses:
   Management fee (Note 2).................................................       113,004
   Administration fee (Note 2).............................................        28,251
   Audit and legal.........................................................        19,617
   Shareholder communications..............................................         6,955
   Custody.................................................................         6,408
   Directors' fees.........................................................         2,306
   Registration and filing fees............................................           599
   Other...................................................................         2,698
                                                                             ------------
   Total Expenses..........................................................       179,838
   Less: Management fee waiver (Note 2)....................................       (78,710)
                                                                             ------------
   Net Expenses............................................................       101,128
                                                                             ------------
Net Investment Income......................................................     1,104,363
Net Realized Gain From Security Transactions...............................         3,780
                                                                             ------------
Increase in Net Assets From Operations.....................................  $  1,108,143
                                                                             ------------

                       See Notes to Financial Statements.

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                     2002            2001
----------------------------------------------------------------------------------------------
Operations:
   Net investment income.......................................  $  1,104,363     $ 4,177,920
   Net realized gain (loss)....................................         3,780            (251)
                                                                 ------------     -----------
   Increase in Net Assets From Operations......................     1,108,143       4,177,669
                                                                 ------------     -----------
Distributions to Shareholders From:
   Net investment income.......................................    (1,108,143)     (4,177,920)
                                                                 ------------     -----------
   Decrease in Net Assets From Distributions to Shareholders...    (1,108,143)     (4,177,920)
                                                                 ------------     -----------
Fund Share Transactions (Note 3):
   Net proceeds from sales of shares...........................    11,233,307     111,717,151
   Net asset value of shares issued for reinvestment of
    dividends..................................................       592,035       3,589,420
   Cost of shares reacquired...................................   (21,346,116)    (96,254,016)
                                                                 ------------     -----------
   Increase (Decrease) in Net Assets From Fund Share
    Transactions...............................................    (9,520,774)     19,052,555
                                                                 ------------     -----------
Increase (Decrease) in Net Assets..............................    (9,520,774)     19,052,304
Net Assets:
   Beginning of period.........................................   116,917,420      97,865,116
                                                                 ------------    ------------
   End of period...............................................  $107,396,646    $116,917,420
                                                                 ------------    ------------

                       See Notes to Financial Statements.

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND
----------------------------------------------
Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Series Funds Inc ('Company') was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of twelve portfolios, including the Salomon Brothers Institutional Money Market Fund ('Fund'). Only information with respect to the Fund is included in this report. The other portfolios of the Company are reported in separate shareholder reports. The Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

(a) Securities Valuation. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include recognition of any unrealized gains or losses.

(b) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

(c) Dividends and Distributions to Shareholders. Dividends on the shares of the Fund are declared each business day to shareholders of record at twelve noon (New York time) on that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Expenses. Direct expenses are charged to the Fund, and general expenses of the Company are allocated to the Fund based on relative average net assets for the period in which the expense was incurred.

(e) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND

----------------------------------------------
Notes to Financial Statements (unaudited) (continued)

Note 2. Management Fee and Other Agreements

The Company retains Salomon Brothers Asset Management Inc ('SBAM'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), which in turn, is a subsidiary of Citigroup Inc. ('Citigroup'), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Company. The management fee to SBAM is based on an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Under a voluntary agreement between SBAM and the Fund, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest, and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to 0.18% of the Fund's average daily net assets. For the six months ended June 30, 2002, SBAM voluntarily waived a portion of its management fees amounting to $78,710.

Smith Barney Fund Management LLC ('SBFM'), an affiliate of SBAM, acts as administrator for the Fund. The administration fee to SBFM is based on an annual rate of 0.05% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

Note 3. Capital Stock

At June 30, 2002, the Company had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

Note 4. Portfolio Activity

The Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the two highest ratings categories of two nationally recognized statistical rating organizations ('NRSROs') or, if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality.

At December 31, 2001, the Fund had $2,578 of net capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                                         2005       2006       2008       2009
                                       --------   --------   --------   --------

Capital loss carryforward...........  $    286    $ 1,748    $   293    $   251

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND
----------------------------------
Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                               2002(1)         2001       2000        1999        1998       1997
-------------------------------------       ------------------------------------------------------------------------
Net asset value, beginning of
 period..............................         $   1.000      $   1.000  $   1.000   $   1.000   $   1.000  $   1.000
                                              ---------      ---------  ---------   ---------   ---------  ---------
Net investment income................             0.010          0.041      0.063       0.051       0.054      0.055
Dividends from net investment
 income..............................            (0.010)        (0.041)    (0.063)     (0.051)     (0.054)    (0.055)
                                              ---------      ---------  ---------   ---------   ---------  ---------
Net asset value, end of period.......         $   1.000      $   1.000  $   1.000   $   1.000   $   1.000  $   1.000
                                              ---------      ---------  ---------   ---------   ---------  ---------

Net assets, end of period
 (thousands).........................         $ 107,397      $ 116,917  $  97,865   $ 119,231   $ 138,941  $ 133,012
Total return.........................               1.0%'DD'       4.1%       6.5%        5.2%        5.6%       5.6%

Ratios to average net assets:
   Expenses(2).......................              0.18%'D'       0.18%      0.18%       0.17%       0.18%      0.18%
   Net investment income.............              1.95%'D'       4.08%      6.27%       5.04%       5.45%      5.48%
Before waiver of management and
 administration fees and expenses
 absorbed by Salomon Brothers Asset
 Management Inc, as applicable, net
 investment income per share and
 expense ratio would have been:
   Net investment income per share...         $   0.009      $   0.039  $   0.061   $   0.048   $   0.053  $   0.052
   Expense ratio.....................              0.32%'D'       0.33%      0.34%       0.37%       0.37%      0.41%

---------

(1) For the six months ended June 30, 2002 (unaudited).
(2) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation which went into effect in 1997.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D'  Annualized.

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND

--------
Directors

CAROL L. COLMAN

DANIEL P. CRONIN

HEATH B. MCLENDON

CHARLES F. BARBER, Emeritus


-------
Officers

HEATH B. MCLENDON
    Chairman

R. JAY GERKEN
    President

LEWIS E. DAIDONE
    Senior Vice President and
    Chief Administrative Officer

PETER J. WILBY
    Executive Vice President

KEVIN KENNEDY
    Vice President

IRVING P. DAVID
    Chief Financial Officer and Treasurer

FRANCES M. GUGGINO
    Controller

CHRISTINA T. SYDOR
    Secretary

SALOMON       BROTHERS       INSTITUTIONAL       MONEY       MARKET       FUND

----------------------------------------
Salomon Brothers Institutional Money Market Fund

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    1-800-347-6028

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

DISTRIBUTOR
    Salomon Smith Barney Inc.
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9699

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036
----------------------------------------
The Salomon Brothers Institutional Investment Series*


Salomon Brothers Institutional
High Yield Bond Fund

The High Yield Bond Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities, commonly known as 'junk bonds', that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. High Yield bonds generally entail increased credit and market risks, including a loss of your principal investment.

Salomon Brothers Institutional
Emerging Markets Debt Fund

The Emerging Market Debt Fund's objective is to maximize total return. The Fund seeks to achieve its objective by investing at least 65% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries. Securities of foreign companies and governments, including emerging markets, involve risks beyond those of domestic investments.

------------------------------------------------------------------------------
* For more complete information about Salomon Brothers Institutional
Investment Series, you may obtain a Prospectus by calling 1-800-725-6666. Please read the prospectus carefully before you invest or send money.

This report is submitted for the general information of the shareholders of Salomon Brothers Institutional Money Market Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Brothers
Institutional
Money Market Fund
Semi-Annual Report
June 30, 2002
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699
Salomon Brothers Asset Management
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